As filed with the Securities and Exchange Commission on July 3, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Municipal Impact Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Intermediate Bond Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Semi-Annual Report

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	4
Floating Rate Income Fund	7
High Income Bond Fund	9
Municipal High Income Fund	11
Municipal Impact Fund	13
Municipal Intermediate Bond Fund	15
Short Duration Bond Fund	17
Short Duration High Income Fund	19
Strategic Income Fund	21
Unconstrained Bond Fund	23
FUND EXPENSE INFORMATION	30
LEGEND	33

SCHEDULE OF INVESTMENTS

Core Bond Fund	34
Emerging Markets Debt Fund	45
Positions by Industry	62
Floating Rate Income Fund	79
High Income Bond Fund	96
Municipal High Income Fund	113
Municipal Impact Fund	121
Municipal Intermediate Bond Fund	126
Short Duration Bond Fund	134
Short Duration High Income Fund	140

Strategic Income Fund	152
Unconstrained Bond Fund	200
FINANCIAL STATEMENTS	226

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	268
Emerging Markets Debt Fund	270
Floating Rate Income Fund	270
High Income Bond Fund	272
Municipal High Income Fund	276
Municipal Impact Fund	276
Municipal Intermediate Bond Fund	278
Short Duration Bond Fund	280
Short Duration High Income Fund	282
Strategic Income Fund	282
Unconstrained Bond Fund	286
Directory	290
Proxy Voting Policies and Procedures	291
Quarterly Portfolio Schedule	291

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds.

The U.S. economy continued to expand during the reporting period, while inflation remained relatively benign. The economy was supported by continued strength in the labor market, as April 2019's unemployment rate fell to 3.6%, the lowest reading since December 1969. The manufacturing sector also continued to expand, although the pace moderated as the reporting period progressed. As expected, the U.S. Federal Reserve Board (Fed) raised interest rates at its meeting in December 2018, the fourth rate hike of the year. However, at its meeting at the end of January 2019, the Fed had a "dovish pivot" and said that it would be patient in terms of future rate hikes. Then, at its meeting in March 2019, members of the Federal Open Market Committee indicated that they did not anticipate raising rates in 2019. Elsewhere, the European Central Bank similarly said it didn't expect to raise rates "at least through the end of 2019," and the Bank of Japan and Bank of England maintained their already accommodative monetary policies.

The U.S. government bond market generated strong results during the reporting period. Both short- and long-term Treasury yields moved lower given the Fed's dovish rhetoric surrounding future rate hikes. In addition, there were periodic "flights to quality" due to concerns over slower global growth, ongoing trade tensions between the U.S. and China and uncertainties surrounding Brexit.

All told, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.49% during the six months ended April 30, 2019. Other fixed income subsectors also produced positive absolute returns during the period, including investment-grade and non-investment grade credit, emerging markets debt and the securitized sectors.

Given recent growth dynamics and transitions in central bank policy, our confidence in the likelihood of a "soft landing" scenario, in which economic growth slows without triggering a recession, remains firm. Specifically, in our view, the cycle's extension and durability derives from the strength of the U.S. economy—especially the consumer economy. If it continues to be supported by strong consumer fundamentals and more patience by the Fed, we anticipate the U.S. economy to maintain growth around 2%.

Neuberger Berman also expresses deep sadness over the unexpected passing of Patrick Flynn, Co-Portfolio Manager of the High Income Bond Fund and the Short Duration High Income Fund, on April 23, 2019. Neuberger Berman mourns his untimely passing and along with our colleagues and clients extend our deepest condolences to his loved ones. Building on our team-based approach, Chris Kocinski, previously the co-director of non-investment grade credit research and a senior research analyst for the firm was named Co-Portfolio Manager for each of High Income Bond Fund and the Short Duration High Income Fund on May 8, 2019. Chris joins Thomas P. O'Reilly, Russ Covode, Daniel Doyle and Joseph Lind as a portfolio manager of the two Funds. The Funds' portfolio managers contribute to Neuberger Berman's broader Non-Investment Grade team of portfolio managers, research analysts, portfolio specialists and traders. The team-based approach to portfolio management positions the Non-Investment Grade team to deliver the same continuity of investment process and risk management that has distinguished it for the past two decades.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN INCOME FUNDS

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a 5.75% total return for the six months ended April 30, 2019 and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a 5.49% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated solid results during the six months ended April 30, 2019. Both short- and long-term U.S. Treasury yields declined as the U.S. Federal Reserve Board (Fed) indicated that it did not expect to raise rates in 2019. The Fed also said it would end its balance sheet reduction program in September 2019. Both announcements followed a sharp rise in volatility and deterioration of risk appetite, peaking in December 2018. The dovish messages were welcomed by markets and investors' willingness to assume risk recovered throughout the first four months of 2019. Monetary policy clarity improved not just at the Fed, but also at central banks in Europe, Japan and China. At the same time, growth dynamics in China and emerging markets pointed to stabilization, albeit at moderate levels.

Security selection in investment grade credit was the largest contributor to relative performance against the Index during the reporting period, due to positive issuer selection in the banking, communications and energy subsectors. The Fund was underweight corporate credit during the volatile November/December 2018 period. In light of wider spreads and given our view that global economic growth would moderate but remain comfortably positive, we elected to move to overweight exposure in January 2019. Credit spreads went on to recover over the next several months and we reduced exposure, locking in profits and ending the period modestly underweight. Overweight exposure to commercial mortgage-backed securities (CMBS), asset-backed securities, agency mortgage-backed securities and mortgage credit were other primary contributors to performance. The Fund's duration positioning also added value, as we were overweight duration (longer) as Treasuries rallied from November 2018 through January 2019. Conversely, a bearish position in core European rates detracted from performance. In addition, the Fund's allocation to U.S. Treasury Inflation-Protection Securities detracted from results as inflation measures came in softer than anticipated.

The Fund's use of futures contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We increased exposure to CMBS and mortgage credit, which we view as attractive in light of still supportive commercial and residential real estate fundamentals. We curtailed our bearish position in core European rates, reflecting incremental caution on macroeconomic challenges facing the European Union and a now longer than previously anticipated horizon for a shift to tighter monetary policy.

Looking ahead from an investment perspective, we believe this state of affairs supports a preference for credit markets and an appetite for moderate risk. Continued confidence in the global economic cycle gives us conviction to be opportunistic when we believe the market is temporarily veering off course and to recognize changes in valuations due primarily to supply/demand technical factors. That said, we suspect that the benign environment for central bank policymaking won't last throughout 2019 and, in our view, we will continue to see pockets of volatility in the markets.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, NATHAN KUSH, THOMAS J. MARTHALER* AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Tom Marthaler will retire on or about July 31, 2019. Thanos Bardas, David M. Brown, CFA, Nathan Kush, and Brad Tank will continue to manage Neuberger Berman Core Bond Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	8.5%
Corporate Bonds	27.9
Foreign Government Securities	1.8
Mortgage-Backed Securities	47.9
U.S. Government Agency Securities	0.8
U.S. Treasury Obligations	13.8
Short-Term Investments	0.1
Liabilities Less Other Assets	(0.8)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	5.55%	4.40%	2.08%	4.44%	4.60%
Institutional Class[3]	10/01/1995	5.75%	4.81%	2.48%	4.86%	5.00%
Class A4	12/20/2007	5.45%	4.30%	2.07%	4.43%	4.78%
Class C4	12/20/2007	5.16%	3.62%	1.34%	3.67%	4.41%
Class R6[4]	01/18/2019	5.78%	4.84%	2.49%	4.87%	5.00%
With Sales Charge
Class A4		1.00%	-0.10%	1.20%	3.98%	4.59%
Class C4		4.16%	2.62%	1.34%	3.67%	4.41%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		5.49%	5.29%	2.57%	3.72%	5.09%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 3.19%, 3.59%, 3.19%, 2.44% and 3.69% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.88%, 3.44%, 3.07%, 2.31% and 3.19% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.12%, 0.55%, 0.92%, and 1.67% for Investor Class, Institutional Class, Class A, and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.45% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for fiscal year 2018 were 0.86%, 0.46%, 0.86%, and 1.61% for Investor Class, Institutional Class, Class A, and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.36% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 6.76% total return for the six months ended April 30, 2019 but underperformed its benchmark, a custom blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index—Diversified (the Index), which delivered a 7.30% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

In the trailing six months, emerging markets (EM) debt witnessed mixed returns. The hard currency sovereign debt index (J.P. Morgan Emerging Markets Bond Index-Global Diversified) delivered an 8.20% return, the corporate debt index (J.P. Morgan Corporate Emerging Markets Bond Index-Diversified) delivered 6.85%, and the local currency index (J.P. Morgan Government Bond Index-Emerging Markets Global Diversified) returned 7.00%.

Within EM, global trade tensions weighed on growth prospects, concerns about U.S. corporate credit began to leak into hard currency markets, and oil prices put further pressure on exporters at the end of 2018. However, a recovery began in January that carried through April as the U.S. Federal Reserve Board signaled a shift to pause its tightening cycle and encouraging signs emerged around trade talks between the U.S. and China. Credit growth and export data in China have begun to show signs that the looser policy measures are taking effect. Early 2019 was also broadly positive for commodities with oil, copper, and iron ore prices leading the way.

The Fund's relative performance drivers in the period were from the bottom-up security selection in hard and local currency. However, country allocation in hard currency and corporates and EM foreign currency (FX) detracted from performance. Tactical asset allocation was neutral. Tactically, we started the period with an overweight in hard currency versus local currency. We moved to a neutral allocation in November as we believed that the risk-reward potential became fairly balanced between hard and local currency. Within hard currency we were overweight sovereigns versus corporates and continue to maintain this position.

In hard currency, the largest contributors to relative performance compared to the Index were security selection in Europe and the Middle East, China and Argentina. However, the overweight exposure to Argentina significantly detracted as markets started to assign a higher probability of an adverse outcome in the October presidential elections leading to a significant spike in volatility across assets. In the corporate space, country allocation and security selection in Brazil were positive. Security selection in Chinese property names was also additive. This was offset by the exposure in Argentina and Mexico, which detracted from performance. By sector, metals & mining, consumer, and real estate sectors were additive, while oil & gas and utilities detracted. In local currency, local rates positioning drove outperformance. Key contributors were holdings in Central and Eastern Europe, Middle East, Africa (CEEMEA), positions in Poland and Israel, and frontier exposure in Sri Lanka. This was offset by exposure in Hungary and the Czech Republic. The contribution from FX was negative in the period, driven primarily by the positioning in Argentina, and to a lesser extent by positioning in South Africa, Russia and India. Exposure to the Egyptian pound was positive.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed positively to performance during the reporting period.

Over the trailing six months there were a number of changes across the portfolio. Within hard currency sovereigns, countries where an International Monetary Fund program serves as an anchor for responsible fiscal policies was a prominent theme. Accordingly, we increased our overweight in the Ivory Coast and Sri Lanka, moved from neutral to overweight in Angola and moved from underweight to neutral in Senegal. We reduced our underweight in Ecuador. We also increased our overweight in Qatar, a solid name also supported by benchmark inclusion. We also increased our overweight in Indonesia as fiscal and external balances continue to improve while the upcoming elections are likely to result in policy continuity. The portfolio has an underweight to select Gulf Countries as sovereign and quasi-sovereign issuers from Saudi Arabia, Qatar, United Arab Emirates, Bahrain and Kuwait entered the benchmark at the end of January. We anticipate gradually increasing the weight by the end of September.

In corporate positioning, we shifted the portfolio to take advantage of strong new issuance volumes in the period. We added exposure in Chinese property and financials following a sell-off in late 2018. We also bought an Indian refiner and marketing company and a Thai financial company. We participated in new issuance in CEEMEA across a number of Turkish and Middle Eastern financials and a Russian oil & gas company. Outside of new issuance, we increased exposure in Latin America to a Mexican chemical company that is insulated from domestic politics and in Brazil to a chemical company, an oil & gas company, and metals & mining company as we believe Brazil is on a positive trajectory under the new administration. We also added to our position in a market-leading South African chemicals company. We reduced exposure in Colombia, Thailand and Guatemala. We took some profits in an Indian metals & mining company, which outperformed in the recent rally, as concerns regarding its corporate governance arose. We also took profits in Hong Kong and South African utilities companies as they performed well early in the year.

Regarding exposure to local currencies, we moved from a more active positioning versus the Index to a more neutral stance in currencies and maintained a duration overweight in rates. Over the course of the period, we took profits on our underweight position on the Korean won. We also moved to an underweight position on the Thai baht given its negative seasonality going into the second quarter. In Europe, the Middle East and Africa, we moved to an overweight duration position in Russia, as a dovish Central Bank of Russia and a lower inflation profile has opened the door for easing in 2019 whilst the market was pricing for a tightening. Meanwhile we went underweight rates in Poland on rising fiscal expenditures combined with rich valuations. In the frontier space, we initiated positions in Nigeria and Ukraine. In Latin America, we took profits on our overweight Colombian peso, and went overweight Brazil rates on the back of the benign growth and inflation outlook.

The global growth slowdown has materialized amid fading effects of fiscal stimulus in the U.S. and sluggish activity in the Eurozone. Early leading indicators reveal potential "green shoots" of activity data bottoming out, however, and strong global consumer trends suggest the slowdown will be shallow. The trade war rhetoric that dominated 2018 had shifted towards a resolution between the U.S. and China toward the end of April. However, there are risks to this outcome as well as concerns over the approval of the United States-Mexico-Canada Agreement and noise around U.S./EU trade tensions. We anticipate EM growth to decelerate only slightly compared to 2018, driven by China. Other cyclical indicators such as fiscal and current account balances remain well behaved while inflation is on a downward trajectory, albeit with risks from recent increases in energy and food prices. Spreads that were at recent peak levels starting the year for both sovereigns and corporates narrowed dramatically in January and have remained range-bound since. In addition, local bond real yields have moved closer to our estimate of fair value after starting the year at attractive levels, in our view. We believe local currencies are undervalued in aggregate with EM real effective exchange rates hovering at the bottom of the historical range.

Our return estimations for the balance of 2019 are now more moderate considering the strong market recovery experienced early this year. At present, we maintain our neutral allocation stance between hard currency and local currency in our blended strategies. We have a high beta1 profile in the underlying hard currency sleeve and do not yet see evidence supporting a rotation towards local currency. Within hard currency, we are overweight sovereigns relative to corporates due to the tighter valuations in corporates.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	6.76%	-2.16%	1.75%	2.21%
Class A	09/27/2013	6.58%	-2.53%	1.35%	1.82%
Class C	09/27/2013	6.18%	-3.26%	0.59%	1.06%
With Sales Charge
Class A		2.00%	-6.68%	0.49%	1.04%
Class C		5.18%	-4.18%	0.59%	1.06%
Index
Blended Benchmark*[1,14]		7.30%	0.60%	2.12%	2.48%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 5.78%, 5.41% and 4.65% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 5.45%, 5.05% and 4.26% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.01%, 1.40% and 2.14% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 2.01% total return for the six months ended April 30, 2019 and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided a 2.09% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market, as measured by the Index, posted positive results during the reporting period. The U.S. economy continued to expand, corporate earnings often exceeded expectations and cash flow metrics remained solid. Also impacting the market was a "dovish pivot" by the U.S. Federal Reserve Board (Fed), as it indicated that it did not expect to raise rates in 2019. For the six months ended April 30, 2019, securities rated either BB or B in the Index returned 2.29%, whereas securities rated CCC returned 0.03%.

The Fund tactically adjusted its position in non-floating rate securities during the period. We have the flexibility to allocate up to 20% of the portfolio to these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and fixed-rate bonds fluctuated during the period given the increase in volatility. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 6.5%.

In terms of the Fund's quality biases, security selection within CCC & below rated issues detracted from relative performance. Conversely, security selection within B rated issues and an underweight to CCC & below rated issues contributed to results.

From a sector perspective, security selection within health care, and oil & gas, along with an underweight to financial intermediaries detracted the most from performance during the period. In contrast, security selection within hotels & casinos, an underweight to home furnishings, and security selection within cable TV were the largest contributors to relative returns.

Looking ahead, we believe fundamentals and valuations should offset the impact of a soft landing. Economic growth is anticipated to slow, however we believe the probability of a near term recession is low. While volatility is likely to persist, we believe valuations for non-investment grade credit compensate investors for modest default risk. Operating performance of underlying issuers has been stable; revenue and earnings growth have improved as leverage has plateaued, and refinancing activity has significantly reduced the amount of loans maturing in the near term. However, we believe the market's performance continues to be susceptible to a variety of factors. These include uncertainty around government disruptions, including aggressive rhetoric, trade policy, and the overall regulatory environment. Though retail flows were a headwind in the fourth quarter of 2018, recent spread widening and higher loan yields may entice investors back into the market.

Despite market expectations for more measured Fed rate policy, the current income profile of the loan asset class is attractive, in our opinion, relative to other fixed income asset classes. We maintain our overall higher quality positioning while allocating to select B and CCC rated securities where we see attractive relative value. We believe our portfolio is positioned to mitigate the downsides if market volatility continues, while seeking to take advantage of future opportunities within lower quality securities.

Sincerely,

THOMAS P. O'REILLY*, JOSEPH P. LYNCH, STEPHEN J. CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Joseph P. Lynch, Stephen J. Casey and Daniel Doyle will continue to manage Neuberger Berman Floating Rate Income Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
One to less than Five Years	41.9%
Five to less than Ten Years	54.9
Ten Years or Greater	3.2
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	2.01%	3.60%	3.24%	4.34%
Class A	12/29/2009	1.83%	3.22%	2.86%	3.95%
Class C5	12/30/2009	1.45%	2.44%	2.09%	3.19%
With Sales Charge
Class A		-2.53%	-1.17%	1.98%	3.47%
Class C5		0.45%	1.46%	2.09%	3.19%
Index
S&P/LSTA Leveraged Loan Index[1,14]		2.09%	4.24%	3.94%	5.10%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 5.03%, 4.66% and 3.91% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.91%, 4.25% and 3.77% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.86%, 1.24% and 1.98% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a 4.77% total return for the six months ended April 30, 2019 and underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index (the Index), which provided a 5.55% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated solid results during the reporting period. After moving lower over the first two months of the period, the high yield market rallied over the next four months. The market's turnaround was triggered by a number of factors, including a "dovish pivot" by the U.S. Federal Reserve Board (Fed), as it indicated that it did not expect to raise rates in 2019. Also supporting the market were generally solid corporate results and hopes for progress on the U.S. and China trade negotiations front.

From a sector perspective, the greatest detractors from performance relative to the Index were security selection within telecommunications; an underweight to super retail; and security selection within banking. In contrast, security selection within metals & mining, an overweight to utilities, and security selection within chemicals were the greatest contributors to results.

In terms of the Fund's quality biases, security selection within securities rated B and an underweight to CCC & below rated securities contributed to performance. Conversely, security selection within securities rated BB and CCC & below were negative for performance.

We made several adjustments to the portfolio during the reporting period. The Fund's allocation to securities rated B increased by approximately 6% and securities rated BB decreased approximately 6% over the period. The Fund ended the period with allocations to securities rated BB and B in line with the Index. From a sector perspective, the Fund increased its allocations to consumer products & services, capital goods, and gas distribution, while reducing its diversified financial services and technology & electronics exposures.

Looking ahead, we continue to believe fundamentals and valuations are compensating investors for a benign default environment. Operating performance of underlying issuers has been stable, revenue and earnings growth remain in positive territory, leverage continues to decline, and refinancing activity has significantly reduced the amount of bonds maturing in the near term. While economic growth is anticipated to slow by the market, the Fed continues to push a more dovish narrative, thus leading to an expectation for even fewer recessionary pressures in the U.S. All told, we believe spreads could continue to tighten over the near term. That being said, risks continue to exist, including uncertainty around global growth expectations, government disruptions, trade policy and the overall regulatory environment, which could lead to periods of spread volatility. We believe our portfolio is positioned to provide downside protection as market volatility rises and take advantage of future opportunities within lower quality securities.

Sincerely,

THOMAS P. O'REILLY*, RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Joe Lind and Christopher Kocinski will continue to manage Neuberger Berman High Income Bond Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated B1/B+ through B3/B-, Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofAML.

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	2.2%
One to less than Five Years	32.7
Five to less than Ten Years	60.9
Ten Years or Greater	4.2
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	4.77%	5.93%	3.41%	8.73%	7.33%
Institutional Class[8]	05/27/2009	4.85%	6.10%	3.56%	8.91%	7.40%
Class A8	05/27/2009	4.63%	5.65%	3.13%	8.46%	7.24%
Class C8	05/27/2009	4.27%	4.91%	2.40%	7.69%	6.96%
Class R3[8]	05/27/2009	4.66%	5.40%	2.90%	8.21%	7.15%
Class R6[8]	03/15/2013	4.90%	6.19%	3.64%	8.86%	7.38%
With Sales Charge
Class A8		0.19%	1.12%	2.24%	7.99%	7.07%
Class C8		3.27%	3.91%	2.40%	7.69%	6.96%
Index
ICE BofAML U.S. High Yield Constrained Index[1,14]		5.55%	6.71%	4.85%	10.18%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 4.84%, 5.00%, 4.55%, 3.86%, 4.39% and 5.10% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent repayments, the 30-day SEC yield would have been 4.60% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.86%, 0.70%, 1.15%, 1.83%, 1.37% and 0.61% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 1.13% for Class A shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary

Neuberger Berman Municipal High Income Fund Institutional Class generated a 5.18% total return for the six months ended April 30, 2019 and underperformed its benchmark, a custom blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (the Index), which provided a 5.81% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment grade municipal bond market posted a positive absolute return and outperformed the taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned 5.68% for the six months ended April 30, 2019, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.49%. Both short- and long-term U.S. Treasury yields declined as the U.S. Federal Reserve Board (Fed) indicated that it did not expect to raise rates in 2019. The Fed also said it would end its balance sheet reduction program in September 2019. Municipal securities were also supported by overall positive fundamentals, as well as solid investor demand at times and moderating new supply.

Duration positioning detracted from the Fund's performance during the reporting period. In particular, having a duration that was shorter than the Index was a headwind for results as rates moved lower across the yield curve. An allocation to certain tobacco securitization bonds was not rewarded as they underperformed over the period. On the upside, security selection, overall, was additive for returns. The Fund's credit biases were also beneficial for results. In particular, having an underweight to securities rated AAA contributed to results, as lower rated issues outperformed their higher rated counterparts.

There were no significant changes to the portfolio during the reporting period.

In our view, the U.S. economy has enough momentum to continue expanding, albeit at a more moderate pace. Against this backdrop, we anticipate inflation to remain benign and the Fed to be data dependent in turns of future monetary policy adjustments. With regard to the municipal bond market, technicals continue to look promising, in our opinion, especially for lower-rated securities. Municipal fundamentals, overall, are also favorable, although valuations are less attractive, in our view, given the market's strong results in recent months. At this stage of the economic and credit cycle, we believe security selection will take on added importance. As such, we continue to conduct thorough research of individual securities and closely follow the primary and secondary markets to find what we believe are attractive buying opportunities.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal High Income Fund

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.5%
Alaska	0.2
Arizona	5.9
California	9.9
Colorado	3.7
Connecticut	1.1
Florida	4.2
Georgia	0.6
Hawaii	0.9
Illinois	11.2
Indiana	1.4
Iowa	0.5
Kansas	0.3
Kentucky	1.5
Louisiana	1.1
Maine	0.8
Michigan	2.8
Minnesota	0.9
Missouri	2.2
Nevada	0.6
New Jersey	7.8
New Mexico	0.6
New York	4.6
North Carolina	0.3
North Dakota	0.5
Ohio	4.5
Oklahoma	0.9
Oregon	0.6
Pennsylvania	3.6
Puerto Rico	1.7
Rhode Island	2.8
South Carolina	2.1
Texas	8.6
Utah	0.6
Vermont	1.8
Virginia	0.7
Washington	1.3
West Virginia	1.9
Wisconsin	3.2
Other Assets Less Liabilities	1.6 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	Life of Fund
At NAV
Institutional Class	06/22/2015	5.18%	6.03%	4.66%
Class A	06/22/2015	5.00%	5.65%	4.28%
Class C	06/22/2015	4.70%	4.96%	3.53%
With Sales Charge
Class A		0.57%	1.14%	3.13%
Class C		3.70%	3.96%	3.53%
Index
Blended Benchmark*1,14		5.81%	6.89%	4.31%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 3.14%, 2.77% and 2.02% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 5.30%, 4.68% and 3.41% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.81%, 2.30% and 1.67% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.88%, 1.35% and 2.01% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.51%, 0.88% and 1.63% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund* Commentary

Neuberger Berman Municipal Impact Fund (formerly Neuberger Berman New York Municipal Income Fund) Institutional Class generated a 5.55% total return for the six months ended April 30, 2019, underperforming the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), which returned 5.68% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment grade municipal bond market posted a positive absolute return and outperformed the taxable bond market during the reporting period. All told, the Index returned 5.68% for the six months ended April 30, 2019, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.49%. Both short- and long-term U.S. Treasury yields declined as the U.S. Federal Reserve Board (Fed) indicated that it did not expect to raise rates in 2019. The Fed also said it would end its balance sheet reduction program in September 2019. Municipal securities were also supported by overall positive fundamentals, as well as solid investor demand at times and moderating new supply.

Duration positioning detracted from the Fund's performance during the reporting period. In particular, having a duration that was shorter than the Index was a headwind for results as rates moved lower across the yield curve. Having an underweight to the long end of the municipal yield curve detracted from results as longer-term issues outperformed their shorter-term counterparts. On the upside, our idiosyncratic exposure to some lower rated issues was additive for returns. As we continued to transition the portfolio, our trading activity was also beneficial to results.

A number of changes were made to the Fund during the reporting period. In particular, we completed the transition of the portfolio from one that previously only invested in securities issued within the state of New York.

In our view, the U.S. economy has enough momentum to continue expanding, albeit at a more moderate pace. Against this backdrop, we anticipate inflation to remain benign and the Fed to be data dependent in turns of future monetary policy adjustments. With regard to the municipal bond market, technicals continue to look promising, in our opinion, especially for lower-rated securities. Municipal fundamentals, overall, are also favorable, although valuations are less attractive, in our view, given the market's strong results in recent months. At this stage of the economic and credit cycle, we believe security selection will take on added importance. As such, we continue to conduct thorough research of individual securities and closely follow the primary and secondary markets to find what we believe are attractive buying opportunities.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER, JAMES LYMAN AND JEFFREY HUNN
PORTFOLIO MANAGERS

*  Effective June 16, 2018, New York Municipal Income Fund changed its name to Municipal Impact Fund in connection with the changes to the Fund's principal investment strategies and risks. Please see note A-18 in the Notes to Financial Statements for additional information.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Impact Fund

TICKER SYMBOLS

Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.2%
Arkansas	1.9
California	3.3
Connecticut	1.7
District of Columbia	3.3
Florida	4.0
Georgia	2.1
Illinois	3.8
Indiana	3.6
Kansas	1.0
Kentucky	3.0
Louisiana	5.4
Michigan	10.0
Minnesota	3.9
Mississippi	2.9
Missouri	2.6
New Jersey	2.9
New York	8.4
North Carolina	1.2
North Dakota	0.4
Ohio	3.2
Oklahoma	2.9
Pennsylvania	8.5
Rhode Island	1.0
South Carolina	1.2
Texas	7.7
Utah	1.8
West Virginia	5.3
Wisconsin	0.8
Other Assets Less Liabilities	1.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10,21

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	5.55%	5.57%	2.62%	2.34%
Class A22	06/19/2018	5.40%	5.28%	2.56%	2.30%
Class C22	06/19/2018	5.00%	4.58%	2.43%	2.18%
With Sales Charge
Class A22		0.91%	0.81%	1.68%	1.58%
Class C22		4.00%	3.58%	2.43%	2.18%
Index

Bloomberg Barclays Municipal Bond Index[1,14,20]	5.68%	6.16%	3.56%	3.18%

Bloomberg Barclays 7-Year G.O. Index[1,14]	5.27%	6.27%	2.71%	2.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 1.80%, 1.43% and 0.69% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 3.04%, 2.42% and 1.17% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.38%, 0.21% and -0.41% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2018 was 0.91% for Institutional Class, and the estimated total annual operating expense ratios for fiscal year 2019 are 1.18% and 1.93% for Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Institutional Class shares). The expense ratio for fiscal year 2018 was 0.43% for Institutional Class and the estimated total annual operating expense ratios for fiscal year 2019 are 0.80% and 1.55% for Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The restated Institutional Class expense ratio for the fiscal year ended 2018 does not include the portion of extraordinary proxy-related expenses borne by the Institutional Class. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 5.19% total return for the six months ended April 30, 2019 and underperformed its benchmark, the Bloomberg Barclays 7-Year General Obligation Index (the Index), which provided a 5.27% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment grade municipal bond market posted a positive absolute return and outperformed the taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned 5.68% for the six months ended April 30, 2019, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.49%. Both short- and long-term U.S. Treasury yields declined as the U.S. Federal Reserve Board (Fed) indicated that it did not expect to raise rates in 2019. The Fed also said it would end its balance sheet reduction program in September 2019. Municipal securities were also supported by overall positive fundamentals, as well as solid investor demand at times and moderating new supply.

Security selection, overall, was a modest detractor from relative performance during the reporting period. On the upside, the Fund's allocations to Illinois, California and Connecticut state general obligation bonds were additive for results. The Fund's credit biases contributed to returns during the period. In particular, having overweights to securities rated BBB and A benefited results as lower rated investment grade issues outperformed their higher rated AAA counterparts. Having an underweight to the five year portion of the yield curve was also rewarded.

There were no significant changes to the portfolio during the reporting period. We maintained a barbell approach (investing in shorter and longer maturities) and the Fund's duration was largely in line with the Index.

In our view, the U.S. economy has enough momentum to continue expanding, albeit at a more moderate pace. Against this backdrop, we anticipate inflation to remain benign and the Fed to be data dependent in turns of future monetary policy adjustments. With regard to the municipal bond market, technicals continue to look promising, in our opinion, especially for lower-rated securities. Municipal fundamentals, overall, are also favorable, although valuations are less attractive, in our view, given the market's strong results in recent months. At this stage of the economic and credit cycle, we believe security selection will take on added importance. As such, we continue to conduct thorough research of individual securities and closely follow the primary and secondary markets to find what we believe are attractive buying opportunities.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alaska	1.2%
Arizona	0.8
California	5.6
Colorado	1.4
Connecticut	4.2
Delaware	0.7
District of Columbia	0.4
Florida	5.5
Georgia	2.2
Illinois	7.5
Indiana	0.6
Iowa	0.3
Kansas	1.5
Kentucky	1.8
Louisiana	0.1
Maryland	6.3
Massachusetts	2.6
Michigan	1.5
Minnesota	0.9
Mississippi	4.3
Missouri	2.1
Nevada	0.4
New Jersey	4.4
New York	8.5
North Carolina	0.3
Ohio	0.8
Oklahoma	2.9
Oregon	0.8
Pennsylvania	7.2
Rhode Island	2.3
South Carolina	1.1
Tennessee	0.4
Texas	8.9
Utah	1.7
Vermont	0.4
Virginia	1.2
Washington	3.3
West Virginia	0.4
Wisconsin	2.3
Other Assets Less Liabilities	1.2 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	5.19%	5.26%	2.59%	3.41%	4.64%
Institutional Class[11]	06/21/2010	5.27%	5.42%	2.74%	3.54%	4.68%
Class A11	06/21/2010	5.17%	5.12%	2.36%	3.20%	4.58%
Class C11	06/21/2010	4.78%	4.25%	1.60%	2.52%	4.36%
With Sales Charge
Class A11		0.74%	0.65%	1.48%	2.75%	4.43%
Class C11		3.78%	3.25%	1.60%	2.52%	4.36%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		5.27%	6.27%	2.71%	3.70%	5.43%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 1.65%, 1.80%, 1.44% and 0.69% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.79%, 3.04%, 2.43% and 1.17% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.39%, 1.69%, 1.30% and 0.56% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.74%, 0.55%, 0.92% and 1.67% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.58%, 0.43%, 0.80% and 1.55% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a 2.36% total return for the six months ended April 30, 2019 and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (the Index), which provided a 2.52% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. fixed income market generated solid results during the six months ended April 30, 2019. Both short- and long-term U.S. Treasury yields declined as the U.S. Federal Reserve Board (Fed) indicated that it did not expect to raise rates in 2019. The Fed also said it would end its balance sheet reduction program in September 2019. Monetary policy clarity improved not just at the Fed, but also at central banks in Europe, Japan and China. At the same time, growth dynamics in China and emerging markets pointed to continued low but stable growth.

The primary detractor from the Fund's performance relative to the Index during the period was its duration positioning. We had a neutral posture during the first half of the period and then moved to a more defensive duration position as economic growth in the U.S. remained solid. This was a headwind for results as the market priced in a Fed rate cut later this year. On the upside, the Fund's overweight allocation to investment-grade corporate bonds was rewarded as their spreads tightened. In particular, the Fund's telecommunications and midstream energy holdings added the most value. Elsewhere, the Fund's exposure to commercial mortgage-backed securities (CMBS) contributed to performance as their spreads also narrowed.

Futures contracts were used to manage the Fund's overall duration positioning. They had a positive effect on performance during the reporting period.

We maintained the Fund's overall positioning over the period, with an overweight to non-Treasury securities and underweights to Treasuries, agency debt and non-corporate securities. That being said, we pared the Fund's exposure to investment-grade corporate bonds that we felt had become fully valued. Meanwhile, we actively participated in the primary and secondary credit market when we found individual securities that we believed were attractively valued. Elsewhere, the Fund's exposures to CMBS and asset-backed securities (ABS) declined modestly due to their paydowns. While a portion of the proceeds was reinvested in CMBS and ABS, some was also used to increase the Fund's allocation to U.S. Treasuries. As such, we now have additional "dry powder" should the market experience periods of volatility that lead to compelling investment opportunities.

Looking ahead from an investment perspective, we believe this state of affairs supports a preference for credit markets and an appetite for moderate risk. Continued confidence in the global economic cycle gives us conviction to be opportunistic when we believe the market is temporarily veering off course and to recognize changes in valuations due primarily to supply/demand technical factors. That said, we suspect that the benign environment for European Central Bank policymaking won't last throughout 2019, and, in our view, we will continue to see pockets of volatility in the markets.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	9.7%
Corporate Bonds	51.8
Mortgage-Backed Securities	20.6
U.S. Treasury Obligations	13.7
Short-Term Investments	3.6
Other Assets Less Liabilities	0.6 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	2.36%	3.16%	0.91%	2.57%	4.00%
Trust Class[12]	08/30/1993	2.23%	2.96%	0.79%	2.47%	3.92%
Institutional Class[12]	06/21/2010	2.46%	3.37%	1.09%	2.74%	4.05%
Class A12	06/21/2010	2.19%	2.89%	0.72%	2.41%	3.95%
Class C12	06/21/2010	1.95%	2.12%	-0.03%	1.73%	3.74%
With Sales Charge
Class A12		-0.40%	0.29%	0.22%	2.15%	3.87%
Class C12		0.95%	1.12%	-0.03%	1.73%	3.74%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		2.52%	3.37%	1.24%	1.55%	4.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 2.05%, 1.96%, 2.25%, 1.89% and 1.14% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.69%, 1.30%, 1.85%, 1.52% and 0.72% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.08%, 1.20%, 0.83%, 1.22% and 1.97% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.60%, 0.70%, 0.40%, 0.77% and 1.52% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund Commentary

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 4.10% total return for the six months ended April 30, 2019 and underperformed its benchmark, the ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index (the Index), which provided a 4.44% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the ICE BofAML U.S. High Yield Constrained Index, generated solid results during the reporting period. After moving lower over the first two months of the period, the high yield market rallied over the next four months. The market's turnaround was triggered by a number of factors, including a "dovish pivot" by the U.S. Federal Reserve Board (Fed), as it indicated that it did not expect to raise rates in 2019. Also supporting the market were generally solid corporate results and hopes for progress on the U.S. and China trade negotiations front.

For the Fund, the sectors and industries that contributed the most to absolute performance were health care, diversified financial services and media-cable. The industries that contributed the least to absolute performance during the period were insurance, hotels, and food & drug retail. There were no sectors detracting from absolute performance during the period. From a quality perspective, approximately 98% of the portfolio was held in securities rated B or higher and cash. This positioning contributed to the Fund's absolute performance.

During the reporting period, the Fund increased its allocations to energy and real estate & homebuilders, while reducing its allocation to media—cable, health care and technology & electronics.

Looking ahead, we continue to believe fundamentals and valuations are compensating investors for a benign default environment. Operating performance of underlying issuers has been stable, revenue and earnings growth remain in positive territory, leverage continues to decline, and refinancing activity has significantly reduced the amount of bonds maturing in the near term. While economic growth is anticipated to slow by the market, the Fed continues to push a more dovish narrative, thus leading to an expectation for even fewer recessionary pressures in the U.S. All told, we believe spreads could continue to tighten over the near term. That being said, risks continue to exist, including uncertainty around global growth expectations, government disruptions, trade policy and the overall regulatory environment, which could lead to periods of spread volatility. We believe our portfolio is positioned to provide downside protection as market volatility rises and take advantage of future opportunities within lower quality securities.

Sincerely,

THOMAS P. O'REILLY*, RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Joe Lind and Christopher Kocinski will continue to manage Neuberger Berman Short Duration High Income Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Bonds	87.8%
Loan Assignments	8.8
Short-Term Investments	2.2
Other Assets Less Liabilities	1.2 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/28/2012	4.10%	5.29%	2.96%	3.69%
Class A	09/28/2012	4.02%	4.90%	2.58%	3.32%
Class C	09/28/2012	3.64%	4.12%	1.80%	2.54%
With Sales Charge
Class A		-0.42%	0.48%	1.70%	2.65%
Class C		2.64%	3.12%	1.80%	2.54%
Index
ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		4.44%	6.23%	4.05%	4.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 3.92%, 3.55% and 2.80% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.50%, 3.07% and 2.37% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.05%, 1.47% and 2.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a 4.84% total return for the six months ended April 30, 2019, but underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a 5.49% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated solid results during the six months ended April 30, 2019. Both short- and long-term U.S. Treasury yields declined as the U.S. Federal Reserve Board (Fed) indicated that it did not expect to raise rates in 2019. The Fed also said it would end its balance sheet reduction program in September 2019. Both announcements followed a sharp rise in volatility and deterioration of risk appetite, which peaked in December 2018. The dovish messages were welcomed by markets and investors' willingness to assume risk recovered throughout the first four months of 2019. Monetary policy clarity improved not just at the Fed, but also at central banks in Europe, Japan and China. At the same time, growth dynamics in China and emerging markets pointed to stabilization, albeit at moderate levels.

The Fund's duration underweight (shorter) versus the Index was a key detractor from relative performance as Treasuries rallied over the reporting period. In addition, security selection in agency mortgage-backed securities (MBS) and allocation to U.S. Treasury Inflation-Protection Securities weighed on results as inflation readings came in softer than anticipated throughout the period. The Fund's exposure to hard currency emerging markets debt contributed to results. Emerging markets assets in particular benefited from encouraging signs around trade talks between the U.S. and China and dovish central bank rhetoric. Security selection in investment-grade credit was another notable contributor, with issuer selection in the banking and energy subsectors adding value. Elsewhere, exposure to high yield—both U.S. dollar and euro-denominated—contributed to performance. The Fund's exposure to mortgage credit contributed modestly to performance during the period.

The Fund's aggregate use of futures, forward foreign currency and swap contracts detracted from performance during the period.

There were several adjustments made to the portfolio during the period. We reduced the duration of the Fund by roughly one year, while also curtailing our short exposure to core European rates. After tactically adding to agency MBS and investment-grade credit following spread widening in November and December 2018, we reduced our exposure to lock in profits. Additionally, we have increased our allocations to senior floating rate loans and collateralized loan obligations. We believe both sectors' year-to-date underperformance relative to similarly-rated credit sectors is due primarily to technical reasons rather than fundamentals, and we anticipate this trend to reverse in the months ahead. While we maintain a constructive view on emerging markets debt, we have reduced exposure, acknowledging the magnitude of the recovery in valuations.

Looking ahead from an investment perspective, we believe this state of affairs supports a preference for credit markets and an appetite for moderate risk. Continued confidence in the global economic cycle gives us conviction to be opportunistic when we believe the market is temporarily veering off course and to recognize changes in valuations due primarily to supply/demand technical factors. That said, we suspect that the benign environment for central bank policymaking won't last throughout 2019 and, in our view, we will continue to see pockets of volatility in the markets.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, THOMAS J. MARTHALER* AND BRAD C. TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Tom Marthaler will retire on or about July 31, 2019. Thanos Bardas, Ashok Bhatia, CFA, David M. Brown, CFA and Brad Tank will continue to manage Neuberger Berman Strategic Income Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	11.0%
Corporate Bonds	44.5
Common Stocks	0.0
Developed Markets Ex- U.S.	0.1
Foreign Government Securities	2.1
Loan Assignments	6.6
Mortgage-Backed Securities	27.8
Municipal Notes	0.9
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	29.3
Short-Term Investments	0.1
Liabilities Less Other Assets	(22.5)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	4.76%	4.12%	2.78%	5.77%	6.14%
Institutional Class	07/11/2003	4.84%	4.48%	3.14%	6.13%	6.42%
Class A13	12/20/2007	4.63%	4.06%	2.73%	5.71%	6.12%
Class C13	12/20/2007	4.28%	3.34%	2.01%	4.98%	5.58%
Class R6[13]	03/15/2013	4.90%	4.57%	3.19%	6.17%	6.44%
With Sales Charge
Class A13		0.20%	-0.33%	1.84%	5.25%	5.82%
Class C13		3.28%	2.34%	2.01%	4.98%	5.58%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		5.49%	5.29%	2.57%	3.72%	3.89%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 3.56%, 3.91%, 3.51%, 2.81% and 4.01% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.49%, 3.89%, 3.50%, 2.77% and 3.99% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.00%, 0.62%, 1.01%, 1.74% and 0.52% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund Commentary

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a 0.54% total return for the six months ended April 30, 2019. In contrast, its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index), provided a 1.18% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated solid results during the six months ended April 30, 2019. Both short- and long-term U.S. Treasury yields declined as the U.S. Federal Reserve Board (Fed) indicated that it did not expect to raise rates in 2019. The Fed also said it would end its balance sheet reduction program in September 2019. Both announcements followed a sharp rise in volatility and deterioration of risk appetite, which peaked in December 2018. The dovish messages were welcomed by markets and investors' willingness to assume risk recovered throughout the first four months of 2019. Monetary policy clarity improved not just at the Fed, but also at central banks in Europe, Japan and China. At the same time, growth dynamics in China and emerging markets pointed to stabilization, albeit at moderate levels.

The Fund's exposure to emerging markets (EM) debt, both hard and local currency, contributed to results for the period. EM assets in particular benefited from encouraging signs around trade talks between the U.S. and China and dovish central bank rhetoric. The Fund's exposure to global investment-grade credit—both U.S. dollar and euro-denominated—was another notable contributor with spreads tightening roughly 10 basis points over the period. The Fund's currency positioning also aided performance over the period. Conversely, the Fund's short exposures to U.S., core European and Swedish rates were the primary detractors from performance due to the rally in developed markets' government bond yields. Elsewhere, the Fund's allocation to U.S. Treasury Inflation-Protection Securities (TIPS) and global inflation-linked bonds modestly weighed on results as inflation measures came in softer than anticipated.

The Fund's aggregate use of futures, forward foreign currency and swap contracts detracted from performance during the period.

There were several adjustments made to the portfolio during the reporting period. We further reduced our duration by roughly one year. The Fund continues to have short exposures in U.S., core Europe and Sweden. We anticipate rising rates due to withdrawal of extraordinary stimulus and expansionary fiscal policies. We also reduced the Fund's exposure to U.S. TIPS. We continue to like TIPS on a relative basis versus nominal Treasuries, but less so on an absolute basis as real yields have declined. In corporate credit, we have taken some profits in investment-grade following the sharp recovery in spreads, and we maintain our positive view of European high-yield credit. Elsewhere, we remain overweight EM sovereign bonds, both local and hard currency. EM fundamentals and valuations support the position, in our view.

Given recent growth dynamics and transitions in central bank policy, we are increasingly optimistic that a soft landing in the U.S. can be achieved in 2019, as we estimate a slowdown in growth from over 3% towards a trend of 2% to be accompanied by what we believe will be a more cautious Fed and avoidance of recession. A soft landing in the U.S., in our view, should produce a steeper yield curve and potentially extend the length of the current business cycle.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, CFA, DAVID M. BROWN, CFA, THOMAS J. MARTHALER*, JON JONSSON, UGO LANCIONI, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Tom Marthaler will retire on or about July 31, 2019. Thanos Bardas, Ashok Bhatia, CFA, David M. Brown, CFA, Jon Jonsson, Ugo Lancioni, Nathan Kush, and Brad Tank will continue to manage Neuberger Berman Unconstrained Bond Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	7.3%
Corporate Bonds	41.5
Exchange-Traded Funds	4.2
Foreign Government Securities	15.9
Mortgage-Backed Securities	10.6
U.S. Treasury Obligations	10.5
Short-Term Investments	10.1
Liabilities Less Other Assets	(0.1)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2019
	Date	04/30/2019	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	02/13/2014	0.54%	-0.04%	0.83%	0.98%
Class A	02/13/2014	0.57%	-0.10%	0.46%	0.61%
Class C	02/13/2014	-0.13%	-1.16%	-0.28%	-0.14%
Class R6	02/13/2014	0.58%	0.15%	0.93%	1.07%
With Sales Charge
Class A		-3.69%	-4.35%	-0.41%	-0.22%
Class C		-1.11%	-2.12%	-0.28%	-0.14%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index[1,14]		1.18%	2.18%	0.78%	0.75%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2019, the 30-day SEC yields were 3.62%, 3.25%, 2.50% and 3.72% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursement and/or fee waiver, the 30-day SEC yield would have been 3.29%, 2.67%, 2.07% and 3.37% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.08%, 1.52%, 2.28% and 0.98% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.69%, 1.06%, 1.80% and 0.59% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 28 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A, Class C and Class R6 prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

20  On June 16, 2018, the Fund changed its principal investment strategy. Effective that date it began comparing its performance to the Bloomberg Barclays Municipal Bond Index rather than the Bloomberg Barclays 7-Year G.O. Index to correspond with the Fund's revised principal investment strategy.

21  Prior to June 16, 2018, the Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

22  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:	The blended index is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (both described above) and is rebalanced monthly.
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

ICE BofAML U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:

The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified (all described above) and is rebalanced monthly.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2019 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During the Period(1) 11/1/18 - 4/30/19		Expense Ratio	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During the Period(2) 11/1/18 - 4/30/19	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,055.50	$4.33		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Institutional Class	$1,000.00	$1,057.50	$2.30		0.45%	$1,000.00	$1,022.56	$2.26	0.45%
Class A	$1,000.00	$1,054.50	$4.33		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class C	$1,000.00	$1,051.60	$8.14		1.60%	$1,000.00	$1,016.86	$8.00	1.60%
Class R6	$1,000.00	$1,036.20	$1.01	(3)	0.35%	$1,000.00	$1,023.06	$1.76	0.35%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,067.60	$4.00		0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Class A	$1,000.00	$1,065.80	$5.89		1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class C	$1,000.00	$1,061.80	$9.71		1.90%	$1,000.00	$1,015.37	$9.49	1.90%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,020.10	$3.56		0.71%	$1,000.00	$1,021.27	$3.56	0.71%
Class A	$1,000.00	$1,018.30	$5.40		1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Class C	$1,000.00	$1,014.50	$9.14		1.83%	$1,000.00	$1,015.72	$9.15	1.83%
High Income Bond Fund
Investor Class	$1,000.00	$1,047.70	$4.32		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Institutional Class	$1,000.00	$1,048.50	$3.50		0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$1,046.30	$5.68		1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,042.70	$9.22		1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class R3	$1,000.00	$1,046.60	$6.65		1.31%	$1,000.00	$1,018.30	$6.56	1.31%
Class R6	$1,000.00	$1,049.00	$3.05		0.60%	$1,000.00	$1,021.82	$3.01	0.60%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,051.80	$2.59		0.51%	$1,000.00	$1,022.27	$2.56	0.51%
Class A	$1,000.00	$1,050.00	$4.47		0.88%	$1,000.00	$1,020.43	$4.41	0.88%
Class C	$1,000.00	$1,047.00	$8.27		1.63%	$1,000.00	$1,016.71	$8.15	1.63%
Municipal Impact Fund
Institutional Class	$1,000.00	$1,055.50	$2.19		0.43%	$1,000.00	$1,022.66	$2.16	0.43%
Class A	$1,000.00	$1,054.00	$4.13		0.81%	$1,000.00	$1,020.78	$4.06	0.81%
Class C	$1,000.00	$1,050.00	$7.88		1.55%	$1,000.00	$1,017.11	$7.75	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,051.90	$3.00		0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Institutional Class	$1,000.00	$1,052.70	$2.24		0.44%	$1,000.00	$1,022.61	$2.21	0.44%
Class A	$1,000.00	$1,051.70	$4.12		0.81%	$1,000.00	$1,020.78	$4.06	0.81%
Class C	$1,000.00	$1,047.80	$7.92		1.56%	$1,000.00	$1,017.06	$7.80	1.56%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,023.60	$2.96		0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Trust Class	$1,000.00	$1,022.30	$3.46		0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Institutional Class	$1,000.00	$1,024.60	$1.96		0.39%	$1,000.00	$1,022.86	$1.96	0.39%
Class A	$1,000.00	$1,021.90	$3.81		0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Class C	$1,000.00	$1,019.50	$7.56		1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Short Duration High Income Fund
Institutional Class	$1,000.00	$1,041.00	$3.80		0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class A	$1,000.00	$1,040.20	$5.67		1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,036.40	$9.44		1.87%	$1,000.00	$1,015.52	$9.35	1.87%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During the Period(1) 11/1/18 - 4/30/19	Expense Ratio	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During the Period(2) 11/1/18 - 4/30/19	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$1,047.60	$4.77	0.94%	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class	$1,000.00	$1,048.40	$3.00	0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Class A	$1,000.00	$1,046.30	$5.02	0.99%	$1,000.00	$1,019.89	$4.96	0.99%
Class C	$1,000.00	$1,042.80	$8.56	1.69%	$1,000.00	$1,016.41	$8.45	1.69%
Class R6	$1,000.00	$1,049.00	$2.54	0.50%	$1,000.00	$1,022.32	$2.51	0.50%
Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,005.40	$3.23	0.65%	$1,000.00	$1,021.57	$3.26	0.65%
Class A	$1,000.00	$1,005.70	$5.07	1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Class C	$1,000.00	$998.70	$8.77	1.77%	$1,000.00	$1,016.02	$8.85	1.77%
Class R6	$1,000.00	$1,005.80	$2.79	0.56%	$1,000.00	$1,022.02	$2.81	0.56%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 103/365 (to reflect the period shown of January 18, 2019 (Commencement of Operations) to April 30, 2019).

Legend (Unaudited) April 30, 2019

Neuberger Berman Income Funds

Benchmarks:

BADLARPP  = Argentina Deposit Rates Badlar Private Banks

CMT  = Constant Maturity Treasury

EURIBOR  = Euro Interbank Offered Rate

ICE  = Intercontinental Exchange

LIBOR  = London Interbank Offered Rate

Currency Abbreviations:

ARS  = Argentine Peso

AUD  = Australian Dollar

BRL  = Brazilian Real

CAD  = Canadian Dollar

CHF  = Swiss Franc

CLP  = Chilean Peso

CNH  = Chinese Yuan Renminbi Offshore

CNY  = Chinese Yuan Renminbi

COP  = Colombian Peso

CZK  = Czech Koruna

DKK  = Danish Krone

DOP  = Dominican Peso

EGP  = Egyptian Pound

EUR  = Euro

GBP  = Pound Sterling

GHS  = Ghanaian Cedi

HUF  = Hungarian Forint

IDR  = Indonesian Rupiah

INR  = Indian Rupee

JPY  = Japanese Yen

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

LKR  = Sri Lankan Rupee

MXN  = Mexican Peso

MYR  = Malaysian Ringgit

NGN  = Nigerian Naira

NOK  = Norwegian Krone

NZD  = New Zealand Dollar

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

PLN  = Polish Zloty

RON  = New Romanian Leu

RUB  = Russian Ruble

SEK  = Swedish Krona

THB  = Thai Baht

TRY  = Turkish Lira

USD  = United States Dollar

Currency Abbreviations (cont'd):

UYU  = Uruguayan Peso

UAH  = Ukrainian Hryvna

ZAR  = South African Rand

Non-Deliverable Forward Contracts:

ARS  = Argentine Peso

BRL  = Brazilian Real

CLP  = Chilean Peso

CNY  = Chinese Yuan Renminbi

COP  = Colombian Peso

EGP  = Egyptian Pound

IDR  = Indonesian Rupiah

INR  = Indian Rupee

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

RUB  = Russian Ruble

Counterparties:

CITI  = Citibank, N.A.

GSI  = Goldman Sachs International

JPM  = JPMorgan Chase Bank N.A.

RBC  = Royal Bank of Canada

SCB  = Standard Chartered Bank

SG  = Societe Generale

SSB  = State Street Bank and Trust Company

Clearinghouses:

CME  = CME Group, Inc.

ICE CC  = ICE Clear Credit LLC

LCH  = LCH Clearnet Limited

Payment Frequencies:

28D  = 28 Days

3M  = 3 Months

6M  = 6 Months

1Y  = 1Year

T  = Termination

Schedule of Investments Core Bond Fund^ (Unaudited) April 30, 2019

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 13.8%
$1,240	U.S. Treasury Bill, 2.34%, due 1/2/2020	$1,220	(b)(c)
	U.S. Treasury Inflation-Indexed Bonds(d)
16,150	0.13%, due 4/15/2021	16,025
5,035	3.88%, due 4/15/2029	6,635
1,474	2.13%, due 2/15/2040	1,828
3,394	1.38%, due 2/15/2044	3,722
	U.S. Treasury Notes
4,030	1.38%, due 1/15/2020	4,000
1,255	2.88%, due 5/31/2025 – 8/15/2028	1,293
692	2.25%, due 11/15/2027	680
15,525	2.75%, due 2/15/2028 – 8/15/2042	15,576
1,050	3.00%, due 11/15/2045	1,066
	Total U.S. Treasury Obligations (Cost $51,606)	52,045
U.S. Government Agency Securities 0.8%
1,160	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,536
455	Federal National Mortgage Association, 5.63%, due 7/15/2037	612
700	Tennessee Valley Authority, 5.25%, due 9/15/2039	885
	Total U.S. Government Agency Securities (Cost $2,900)	3,033
Mortgage-Backed Securities 47.9%
Collateralized Mortgage Obligations 7.4%
4,210	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	4,253	(e)(f)
980	Bear Stearns ALT-A Trust, Ser. 2004-8, Class 2A, (1 month USD LIBOR + 0.68%), 3.16%, due 9/25/2034	981	(g)
2,868	Bunker Hill Loan Depositary Trust, Ser. 2019-1, Class A1, 3.61%, due 10/26/2048	2,899	(e)
2,663	Connecticut Avenue Securities Trust, Ser. 2019-R01, Class 2M1, (1 month USD LIBOR + 0.85%), 3.33%, due 7/25/2031	2,668	(e)(g)
4,827	Deephaven Residential Mortgage Trust, Ser. 2019-1A, Class A1, 3.74%, due 1/25/2059 Fannie Mae REMICS	4,861	(e)(f)
2,307	Ser. 2012-70, Class HS, (6.00% – 1 month USD LIBOR), 3.52%, due 7/25/2042	402	(g)(h)
2,559	Ser. 2012-140, Class PI, 3.50%, due 12/25/2042	471	(h)
2,473	Ser. 2017-100, Class S, (6.15% – 1 month USD LIBOR), 3.67%, due 12/25/2042	429	(g)(h)
2,472	Ser. 2016-32, Class LI, 3.50%, due 6/25/2046	441	(h)
3,262	Ser. 2016-95, Class US, (6.00% – 1 month USD LIBOR), 3.52%, due 12/25/2046	561	(g)(h)
12	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, (1 month USD LIBOR + 0.11%), 2.59%, due 4/25/2033	11	(g)
3,004	Freddie Mac REMICS, Ser. 4572, Class SA, (6.05% – 1 month USD LIBOR), 3.58%, due 4/15/2046	549	(g)(h)
3,176	Freddie Mac Strips, Ser. 303, Class C10, 3.50%, due 1/15/2033	428	(h)
	Freddie Mac Structured Agency Credit Risk Debt Notes
3,000	Ser. 2019-DNA1, Class M1, (1 month USD LIBOR + 0.90%), 3.38%, due 1/25/2049	3,005	(e)(g)
4,000	Ser. 2019-HQA1, Class M1, (1 month USD LIBOR + 0.90%), 3.38%, due 2/25/2049	4,015	(e)(g)
1,750	Ser. 2019-DNA2, Class M1, (1 month USD LIBOR + 0.80%), 3.28%, due 3/25/2049	1,750	(e)(g)
250	Permanent Master Issuer PLC, Ser. 2018-1A, Class 1A1, (3 month USD LIBOR + 0.38%), 2.98%, due 7/15/2058	250	(e)(g)
		27,974

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Commercial Mortgage-Backed 12.2%
	Bank
$580	Ser. 2018-BN10, Class A5, 3.69%, due 2/15/2061	$601
2,637	Ser. 2018-BN13, Class A1, 3.22%, due 8/15/2061	2,661
644	CD Mortgage Trust, Ser. 2018-CD7, Class A1, 3.28%, due 8/15/2051	652
1,448	CGMS Commercial Mortgage Trust, Ser. 2017-B1, Class A1, 2.01%, due 8/15/2050	1,432
	Citigroup Commercial Mortgage Trust
965	Ser. 2013-GC11, Class B, 3.73%, due 4/10/2046	975	(f)
330	Ser. 2013-GC17, Class B, 5.10%, due 11/10/2046	355	(f)
830	Ser. 2014-GC23, Class AAB, 3.34%, due 7/10/2047	844
745	Ser. 2014-GC23, Class B, 4.18%, due 7/10/2047	770	(f)
4,747	Ser. 2014-GC25, Class XA, 1.15%, due 10/10/2047	216	(f)(h)
2,523	Ser. 2015-GC27, Class XA, 1.52%, due 2/10/2048	155	(f)(h)
550	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	571
725	Ser. 2017-C4, Class A4, 3.47%, due 10/12/2050	740
1,142	Ser. 2018-C6, Class A1, 3.30%, due 11/10/2051	1,157
	Commercial Mortgage Trust
1,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,015
5,595	Ser. 2014-CR16, Class XA, 1.18%, due 4/10/2047	224	(f)(h)
3,450	Ser. 2014-LC15, Class XA, 1.27%, due 4/10/2047	153	(f)(h)
5,740	Ser. 2014-CR17, Class XA, 1.20%, due 5/10/2047	230	(f)(h)
3,202	Ser. 2014-UBS3, Class XA, 1.42%, due 6/10/2047	149	(f)(h)
4,574	Ser. 2014-UBS6, Class XA, 1.09%, due 12/10/2047	173	(f)(h)
485	Ser. 2014-CR21, Class AM, 3.99%, due 12/10/2047	500
335	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/2048	347
740	Ser. 2015-CR25, Class A4, 3.76%, due 8/10/2048	771
449	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/2050	445
	CSAIL Commercial Mortgage Trust
353	Ser. 2016-C7, Class A5, 3.50%, due 11/15/2049	360
1,185	Ser. 2015-C1, Class B, 4.04%, due 4/15/2050	1,211	(f)
465	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/2050	459
1,280	Ser. 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,298
1,970	Freddie Mac Multifamily Aggregation Risk Transfer Trust, Ser. 2017-KT01, Class A, (1 month USD LIBOR + 0.32%), 2.80%, due 2/25/2020	1,969	(g)
	Freddie Mac Multifamily Structured Pass Through Certificates
63,186	Ser. K088, Class XAM, 0.56%, due 1/25/2029	2,441
23,000	Ser. K090, Class X1, 0.71%, due 2/25/2029	1,384	(f)(h)
	GS Mortgage Securities Trust
770	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/2045	776	(e)
9,846	Ser. 2014-GC18, Class XA, 1.19%, due 1/10/2047	393	(f)(h)
335	Ser. 2015-GC32, Class A4, 3.76%, due 7/10/2048	349
785	Ser. 2015-GC34, Class A4, 3.51%, due 10/10/2048	805
900	Ser. 2015-GS1, Class C, 4.57%, due 11/10/2048	912	(f)
1,075	Ser. 2018-GS9, Class A4, 3.99%, due 3/10/2051	1,136	(f)
	JP Morgan Chase Commercial Mortgage Securities Trust
800	Ser. 2013-LC11, Class B, 3.50%, due 4/15/2046	802
660	Ser. 2011-C5, Class B, 5.55%, due 8/15/2046	690	(e)(f)
	JPMBB Commercial Mortgage Securities Trust
765	Ser. 2015-C33, Class AS, 4.02%, due 12/15/2048	793
355	Ser. 2016-C1, Class A5, 3.58%, due 3/15/2049	366
	Morgan Stanley Bank of America Merrill Lynch Trust
4,240	Ser. 2014-C16, Class XA, 1.25%, due 6/15/2047	152	(f)(h)
710	Ser. 2015-C24, Class A4, 3.73%, due 5/15/2048	737
451	Ser. 2017-C34, Class A1, 2.11%, due 11/15/2052	447
	Morgan Stanley Capital I Trust
1,000	Ser. 2017-H1, Class A5, 3.53%, due 6/15/2050	1,024
695	Ser. 2019-L2, Class A4, 4.07%, due 3/15/2052	742
1,000	Ser. 2019-L2, Class C, 5.14%, due 3/15/2052	1,057	(f)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	UBS Commercial Mortgage Trust
$500	Ser. 2017-C2, Class A4, 3.49%, due 8/15/2050	$508
603	Ser. 2017-C4, Class A1, 2.13%, due 10/15/2050	597
1,648	Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	1,676
	Wells Fargo Commercial Mortgage Trust
725	Ser. 2012-LC5, Class B, 4.14%, due 10/15/2045	750
500	Ser. 2015-C29, Class A4, 3.64%, due 6/15/2048	516
685	Ser. 2016-C35, Class B, 3.44%, due 7/15/2048	684
225	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/2049	222
950	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/2049	935
712	Ser. 2015-LC20, Class C, 4.06%, due 4/15/2050	713	(f)
619	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	612
580	Ser. 2017-C39, Class A5, 3.42%, due 9/15/2050	588
583	Ser. 2018-C46, Class A1, 3.16%, due 8/15/2051	587
445	Ser. 2016-LC25, Class A4, 3.64%, due 12/15/2059	459
	WF-RBS Commercial Mortgage Trust
1,000	Ser. 2012-C8, Class B, 4.31%, due 8/15/2045	1,032
6,146	Ser. 2014-C25, Class XA, 1.03%, due 11/15/2047	225	(f)(h)
14,259	Ser. 2014-C22, Class XA, 0.99%, due 9/15/2057	491	(f)(h)
		46,034
Fannie Mae 15.4%
	Pass-Through Certificates
14,734	3.50%, due 12/1/2041 – 3/1/2049	14,931	(i)
29,096	4.00%, due 1/1/2041 – 12/1/2048	30,003
7,004	4.50%, due 4/1/2034 – 12/1/2048	7,357
1,920	5.00%, due 4/1/2023 – 10/1/2041	2,048
387	5.50%, due 5/1/2038 – 3/1/2041	418
427	6.00%, due 4/1/2037 – 11/1/2038	467
2,515	4.00%, TBA, 30 Year Maturity	2,581	(j)
130	5.00%, TBA, 30 Year Maturity	137	(j)
		57,942
Freddie Mac 9.5%
	Pass-Through Certificates
13,067	3.50%, due 7/1/2042 – 10/1/2048	13,242
16,515	4.00%, due 11/1/2040 – 3/1/2049	17,028
5,299	4.50%, due 6/1/2039 – 9/1/2048	4,001	(i)
1,150	5.00%, due 5/1/2023 – 12/1/2048	1,217
179	5.50%, due 12/1/2022 – 11/1/2038	195
10	6.00%, due 12/1/2037	11
3	6.50%, due 11/1/2025	3
		35,697
Ginnie Mae 3.4%
	Pass-Through Certificates
4,661	3.50%, due 1/20/2043 – 3/20/2049	4,747	(i)
3,553	4.00%, due 11/20/2044 – 3/20/2049	3,663
2,977	4.50%, due 3/20/2048 – 1/20/2049	3,097
1,310	4.00%, TBA, 30 Year Maturity	1,349	(j)
		12,856
	Total Mortgage-Backed Securities (Cost $182,354)	180,503

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 27.9%
Agriculture 0.3%
$1,170	BAT Capital Corp., 4.54%, due 8/15/2047	$1,041
Banks 7.2%
1,295	Banco Santander SA, 3.80%, due 2/23/2028	1,270
	Bank of America Corp.
1,535	2.74%, due 1/23/2022	1,530	(p)
1,005	4.45%, due 3/3/2026	1,055
1,410	3.97%, due 3/5/2029	1,440	(p)
1,590	4.33%, due 3/15/2050	1,642	(p)
760	Barclays PLC, 4.38%, due 1/12/2026	772
	Citigroup, Inc.
1,990	3.89%, due 1/10/2028	2,028	(p)
695	3.52%, due 10/27/2028	686	(p)
1,020	Citizens Bank N.A., 3.25%, due 2/14/2022	1,029
	Goldman Sachs Group, Inc.
625	2.60%, due 4/23/2020	624
1,310	3.69%, due 6/5/2028	1,298	(p)
2,525	3.81%, due 4/23/2029	2,508	(p)
1,310	4.22%, due 5/1/2029	1,340	(p)
1,030	4.02%, due 10/31/2038	997	(p)
1,000	5.15%, due 5/22/2045	1,071
2,045	HSBC Holdings PLC, 6.00%, due 5/22/2027	2,049	(k)(p)
	JPMorgan Chase & Co.
1,545	3.22%, due 3/1/2025	1,545	(p)
975	3.88%, due 7/24/2038	961	(p)
2,355	Morgan Stanley, 3.59%, due 7/22/2028	2,354	(p)
1,154	Westpac Banking Corp., 5.00%, due 9/21/2027	1,059	(k)(p)
		27,258
Beverages 1.6%
660	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, due 2/1/2036	670	(e)
	Anheuser-Busch InBev Worldwide, Inc.
865	4.60%, due 4/15/2048	842
1,460	4.75%, due 4/15/2058	1,432
2,660	5.80%, due 1/23/2059	3,024
		5,968
Biotechnology 0.3%
1,195	Celgene Corp., 3.90%, due 2/20/2028	1,222
Computers 2.1%
	Apple, Inc.
1,130	3.00%, due 2/9/2024	1,142
1,155	4.65%, due 2/23/2046	1,285
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
2,205	5.45%, due 6/15/2023	2,352	(e)
1,240	6.02%, due 6/15/2026	1,343	(e)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	HP Enterprise Co.
$1,245	3.60%, due 10/15/2020	$1,257
440	4.90%, due 10/15/2025	469
		7,848
Diversified Financial Services 0.5%
1,700	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	1,740
Electric 0.1%
455	DTE Electric Co., 3.95%, due 3/1/2049	464
Food 0.7%
1,615	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	1,541	(e)
1,215	Kroger Co., 5.40%, due 1/15/2049	1,276
		2,817
Insurance 0.3%
1,215	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	1,206
Media 2.4%
1,450	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, due 7/23/2020	1,460
	Comcast Corp.
1,225	3.70%, due 4/15/2024	1,268
1,390	4.00%, due 8/15/2047	1,356
1,620	4.95%, due 10/15/2058	1,811
2,755	Fox Corp., 5.58%, due 1/25/2049	3,129	(e)(l)
		9,024
Mining 0.6%
	Anglo American Capital PLC
1,305	3.63%, due 9/11/2024	1,302	(e)
925	4.50%, due 3/15/2028	933	(e)
		2,235
Miscellaneous Manufacturer 1.0%
3,960	General Electric Co., Ser. D, 5.00%, due 1/21/2021	3,748	(k)(l)(p)
Oil & Gas 1.5%
2,000	Apache Corp., 4.38%, due 10/15/2028	2,023
905	Concho Resources, Inc., 4.88%, due 10/1/2047	959
2,485	Marathon Oil Corp., 4.40%, due 7/15/2027	2,570	(l)
		5,552

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Pharmaceuticals 2.7%
	AbbVie, Inc.
$1,215	2.50%, due 5/14/2020	$1,211
1,110	4.70%, due 5/14/2045	1,064
	CVS Health Corp.
1,215	4.30%, due 3/25/2028	1,224
3,105	5.05%, due 3/25/2048	3,069	(l)
1,165	Halfmoon Parent, Inc., 4.80%, due 8/15/2038	1,176	(e)
	Shire Acquisitions Investments Ireland DAC
1,530	2.40%, due 9/23/2021	1,512
830	3.20%, due 9/23/2026	809
		10,065
Pipelines 2.7%
	Energy Transfer Partners L.P.
650	4.15%, due 10/1/2020	660
1,300	5.25%, due 4/15/2029	1,400
1,335	5.80%, due 6/15/2038	1,427
1,335	6.25%, due 4/15/2049	1,502
1,535	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	1,590
1,520	Kinder Morgan, Inc., 5.55%, due 6/1/2045	1,658
1,910	MPLX L.P., 4.70%, due 4/15/2048	1,843
		10,080
Retail 0.9%
	Walmart, Inc.
2,240	3.40%, due 6/26/2023	2,303
1,160	3.25%, due 7/8/2029	1,172
		3,475
Savings & Loans 0.2%
690	Nationwide Building Society, 4.30%, due 3/8/2029	705	(e)(p)
Semiconductors 0.8%
1,425	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, due 1/15/2020	1,419
1,515	Microchip Technology, Inc., 4.33%, due 6/1/2023	1,556	(e)
		2,975
Telecommunications 1.3%
	AT&T, Inc.
410	4.35%, due 6/15/2045	387
1,700	5.45%, due 3/1/2047	1,866
1,200	4.50%, due 3/9/2048	1,150
1,360	Telefonica Emisiones SA, 5.52%, due 3/1/2049	1,459
		4,862

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Transportation 0.3%
$505	FedEx Corp., 4.95%, due 10/17/2048	$519
625	Union Pacific Corp., 3.15%, due 3/1/2024	632
		1,151
Trucking & Leasing 0.4%
1,460	Avolon Holdings Funding Ltd., 3.95%, due 7/1/2024	1,451	(e)
	Total Corporate Bonds (Cost $102,747)	104,887
Asset-Backed Securities 8.5%
1,140	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	1,184	(e)
	American Express Credit Account Master Trust
530	Ser. 2017-4, Class A, 1.64%, due 12/15/2021	530
1,520	Ser. 2019-1, Class A, 2.87%, due 10/15/2024	1,534
	Asset Backed Funding Certificates
196	Ser. 2003-OPT1, Class A3, (1 month USD LIBOR + 0.68%), 3.16%, due 4/25/2033	193	(g)
1,252	Ser. 2004-OPT3, Class A4, (1 month USD LIBOR + 0.78%), 3.26%, due 11/25/2033	1,244	(g)
4,565	Capital One Multi-Asset Execution Trust, Ser. 2017-A1, Class A1, 2.00%, due 1/17/2023	4,542
1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, (1 month USD LIBOR + 0.48%), 2.96%, due 10/25/2035	1,103	(g)
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, (1 month USD LIBOR + 0.46%), 2.94%, due 12/25/2033	15	(g)
2,940	Citibank Credit Card Issuance Trust, Ser. 2018-A1, Class A1, 2.49%, due 1/20/2023	2,939
10	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, (1 month USD LIBOR + 0.56%), 3.03%, due 1/25/2036	10	(g)
580	Corevest American Finance Trust, Ser. 2019-1, Class A, 3.32%, due 3/15/2052	583	(e)
202	Countrywide Asset-Backed Certificates, Ser. 2004-5, Class 1A, (1 month USD LIBOR + 0.50%), 2.98%, due 10/25/2034	199	(g)
3,275	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AA1, Class M2, (1 month USD LIBOR + 1.05%), 3.53%, due 2/25/2035	3,271	(g)
6	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, (1 month USD LIBOR + 0.24%), 2.72%, due 5/25/2032	6	(g)
2,120	GM Financial Automobile Leasing Trust, Ser. 2019-1, Class A2A, 2.91%, due 4/20/2021	2,125
2,119	Home Equity Asset Trust, Ser. 2003-5, Class A1, (1 month USD LIBOR + 0.58%), 3.06%, due 12/25/2033	2,069	(g)
1,930	Hyundai Auto Lease Securitization Trust, Ser. 2019-A, Class A2, 2.92%, due 7/15/2021	1,935	(e)
	Morgan Stanley ABS Capital I, Inc. Trust
374	Ser. 2003-HE1, Class M1, (1 month USD LIBOR + 1.20%), 3.68%, due 5/25/2033	374	(g)
667	Ser. 2004-NC1, Class M1, (1 month USD LIBOR + 1.05%), 3.53%, due 12/27/2033	668	(g)
	Navient Student Loan Trust
270	Ser. 2017-3A, Class A1, (1 month USD LIBOR + 0.30%), 2.78%, due 7/26/2066	270	(e)(g)
459	Ser. 2017-4A, Class A1, (1 month USD LIBOR + 0.24%), 2.72%, due 9/27/2066	459	(e)(g)
137	Ser. 2018-2A, Class A1, (1 month USD LIBOR + 0.24%), 2.72%, due 3/25/2067	137	(e)(g)
347	Ser. 2018-3A, Class A1, (1 month USD LIBOR + 0.27%), 2.75%, due 3/25/2067	347	(e)(g)
391	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-2, Class AV1B, (1 month USD LIBOR + 0.26%), 2.74%, due 4/25/2035	390	(g)
1,350	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1 month USD LIBOR + 0.46%), 2.94%, due 1/25/2036	1,342	(g)
233	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, (1 month USD LIBOR + 0.48%), 2.96%, due 4/25/2035	233	(g)
360	Residential Asset Securities Corp., Ser. 2005-KS9, Class M5, (1 month USD LIBOR + 0.63%), 3.11%, due 10/25/2035	363	(g)
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1 month USD LIBOR + 0.54%), 3.02%, due 3/25/2035	8	(g)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, (1 month USD LIBOR + 0.68%), 3.16%, due 1/25/2034	$4	(g)
	1,005	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/2021	1,002	(e)
	1,357	Wells Fargo Home Equity Asset-Backed Securities Trust, Ser. 2004-2, Class M1, (1 month USD LIBOR + 0.90%), 3.38%, due 10/25/2034	1,358	(g)
		World Omni Auto Receivables Trust
	48	Ser. 2018-A, Class A2, 2.19%, due 5/17/2021	48
	1,418	Ser. 2018-C, Class A2, 2.80%, due 1/18/2022	1,420
		Total Asset-Backed Securities (Cost $31,326)	31,905
Foreign Government Securities 1.8%
EUR	1,575	French Republic Government Bond OAT, 2.00%, due 5/25/2048	2,046	(m)
EUR	1,470	Ireland Government Bond, 2.00%, due 2/18/2045	1,874	(m)
EUR	1,440	Kingdom of Belgium Government Bond, 1.60%, due 6/22/2047	1,684	(m)
ZAR	25,390	Republic of South Africa Government Bond, 6.50%, due 2/28/2041	1,258
		Total Foreign Government Securities (Cost $7,108)	6,862
NUMBER OF SHARES
Short-Term Investments 0.1%
Investment Companies 0.1%
	200,543	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(n) (Cost $201)	201	(l)
		Total Investments 100.8% (Cost $378,242)	379,436
		Liabilities Less Other Assets (0.8)%	(3,028	)(o)
		Net Assets 100.0%	$376,408

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $47,242,000, which represents 12.6% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(f)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2019.

(g)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

(h)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(i)  All or a portion of this security was purchased on a delayed delivery basis.

(j)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2019, amounted to approximately $4,067,000, which represents 1.1% of net assets of the Fund.

(k)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2019. The maturity date reflects the next call date.

(l)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures and/or delayed delivery securities with a total value of approximately $12,570,000.

(m)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2019 amounted to approximately $5,604,000, which represents 1.5% of net assets of the Fund.

(n)  Represents 7-day effective yield as of April 30, 2019.

(o)  Includes the impact of the Fund's open positions in derivatives at April 30, 2019.

(p)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

Derivative Instruments

Futures contracts ("futures")

At April 30, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	3	Australian Dollar	$211,740	$(487)
6/2019	238	U.S. Treasury Note, 2 Year	50,695,859	155,492
6/2019	38	U.S. Treasury Note, 10 Year	4,699,531	(18,938)
6/2019	10	U.S. Treasury Ultra Long Bond	1,642,813	(125)
Total Long Positions			$57,249,943	$135,942

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	25	Euro-Bund	$(4,635,295)	$(63,370)
6/2019	19	Euro-Buxl Bond, 30 Year	(4,022,127)	(125,305)
6/2019	34	Euro	(4,788,263)	49,184
6/2019	40	South African Rand	(1,390,000)	(28,760)
6/2019	19	U.S. Treasury Long Bond	(2,801,906)	(44,071)
6/2019	147	U.S. Treasury Note, 5 Year	(16,999,172)	(108,580)
6/2019	19	U.S. Treasury Note, Ultra 10 Year	(2,503,844)	(16,122)
2/2020	1	Federal Funds, 30 day	(407,783)	(146)
Total Short Positions			$(37,548,390)	$(337,170)
Total Futures				$(201,228)

At April 30, 2019, the Fund had $190,042 deposited in a segregated account to cover margin requirements on open futures. At April 30, 2019, the Fund had securities pledged in the amount of $551,074 to cover collateral requirements on open futures.

For the six months ended April 30, 2019, the average notional value of futures for the Fund was $63,620,742 for long positions and $(42,199,557) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$52,045	$—	$52,045
U.S. Government Agency Securities	—	3,033	—	3,033
Mortgage-Backed Securities(a)	—	180,503	—	180,503
Corporate Bonds(a)	—	104,887	—	104,887
Asset-Backed Securities	—	31,905	—	31,905
Foreign Government Securities	—	6,862	—	6,862
Short-Term Investments	—	201	—	201
Total Investments	$—	$379,436	$—	$379,436

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2019:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$205	$—	$—	$205
Liabilities	(406)	—	—	(406)
Total	$(201)	$—	$—	$(201)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)
April 30, 2019

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 29.0%
Argentina 0.8%
$300	Agua y Saneamientos Argentinos SA, 6.63%, due 2/1/2023	$191	(b)
206	Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, due 7/27/2023	158	(c)
86	Genneia SA, 8.75%, due 1/20/2022	68	(c)
	Pampa Energia SA
257	7.38%, due 7/21/2023	231	(c)
200	7.38%, due 7/21/2023	180	(b)
234	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	152	(c)
200	Tecpetrol SA, 4.88%, due 12/12/2022	180	(b)
	YPF SA
83	(BADLARPP + 4.00%, 18.00% Floor), 48.75%, due 7/7/2020	27	(b)(d)
200	8.50%, due 7/28/2025	183	(b)
206	7.00%, due 12/15/2047	159	(c)
		1,529
Azerbaijan 1.1%
	Southern Gas Corridor CJSC
200	6.88%, due 3/24/2026	226	(b)
1,500	6.88%, due 3/24/2026	1,693	(b)(e)
		1,919
Bahrain 0.1%
219	Oil & Gas Holding Co., 7.63%, due 11/7/2024	238	(c)
Brazil 3.5%
	Banco do Brasil SA
200	4.75%, due 3/20/2024	204	(c)
284	4.63%, due 1/15/2025	287	(c)(e)
250	Braskem Finance Ltd., 6.45%, due 2/3/2024	273	(e)
200	Cemig Geracao e Transmissao SA, 9.25%, due 12/5/2024	219	(c)
100	CSN Islands XII Corp., 7.00%, due 6/23/2019	87	(b)(f)
	CSN Resources SA
258	6.50%, due 7/21/2020	262	(b)
200	7.63%, due 2/13/2023	204	(b)
222	7.63%, due 2/13/2023	226	(c)
327	7.63%, due 4/17/2026	327	(c)
365	Itau Unibanco Holding SA, 6.50%, due 3/19/2023	365	(c)(e)(f)(p)
200	JBS Investments GmbH, 7.25%, due 4/3/2024	207	(b)
200	Klabin Austria GmbH, 7.00%, due 4/3/2049	200	(c)
259	Light Servicos de Eletricidade SA/Light Energia SA, 7.25%, due 5/3/2023	263	(c)(e)
276	MARB BondCo PLC, 6.88%, due 1/19/2025	275	(c)(e)
450	Marfrig Holdings Europe BV, 8.00%, due 6/8/2023	468	(b)
254	Minerva Luxembourg SA, 6.50%, due 9/20/2026	251	(c)
	Petrobras Global Finance BV
300	7.38%, due 1/17/2027	334	(e)
50	6.00%, due 1/27/2028	51
166	6.90%, due 3/19/2049	166
250	Raizen Fuels Finance SA, 5.30%, due 1/20/2027	256	(b)
267	Rede D'or Finance Sarl, 4.95%, due 1/17/2028	251	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$200	Rumo Luxembourg Sarl, 7.38%, due 2/9/2024	$214	(c)
253	Suzano Austria GmbH, 6.00%, due 1/15/2029	271	(c)(e)
	Vale Overseas Ltd.
117	8.25%, due 1/17/2034	148
20	6.88%, due 11/21/2036	23
400	VM Holding SA Co., 5.38%, due 5/4/2027	416	(b)(e)
200	Votorantim Cimentos Int'l SA, 7.25%, due 4/5/2041	227	(b)
		6,475
Chile 1.2%
200	AES Gener SA, 7.13%, due 3/26/2079	210	(c)(p)
422	Banco de Credito e Inversiones, 3.50%, due 10/12/2027	414	(c)(e)
197	Celeo Redes Operacion Chile SA, 5.20%, due 6/22/2047	194	(b)
200	Celulosa Arauco y Constitucion SA, 5.50%, due 11/2/2047	202
204	Codelco, Inc., 4.38%, due 2/5/2049	204	(c)
200	Empresa Nacional del Petroleo, 5.25%, due 11/6/2029	217	(c)
389	Geopark Ltd., 6.50%, due 9/21/2024	393	(c)(e)
250	SACI Falabella, 3.75%, due 10/30/2027	241	(b)
179	VTR Finance BV, 6.88%, due 1/15/2024	185	(b)
		2,260
China 3.6%
212	Alibaba Group Holding Ltd., 4.20%, due 12/6/2047	208
300	Azure Orbit IV Int'l Finance Ltd., 3.75%, due 1/25/2023	301	(b)(e)
300	CCCI Treasure Ltd., 3.50%, due 4/21/2020	299	(b)(e)(f)(p)
200	CDBL Funding 1, 3.00%, due 4/24/2023	195	(b)
200	CFLD Cayman Investment Ltd., 8.60%, due 4/8/2024	200	(b)
400	Champion Sincerity Holdings Ltd., 8.13%, due 2/8/2022	416	(b)(f)(p)
400	Charming Light Investments Ltd., 4.38%, due 12/21/2027	404	(b)(e)
200	China Construction Bank Corp., 4.25%, due 2/27/2029	203	(b)(p)
	China Evergrande Group
300	8.25%, due 3/23/2022	288	(b)(e)
300	9.50%, due 3/29/2024	287	(b)(e)
	China Minmetals Corp.
210	4.45%, due 5/13/2021	211	(b)(f)(p)
416	3.75%, due 11/13/2022	405	(b)(e)(f)(p)
200	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	221	(b)
200	China Reinsurance Finance Corp. Ltd., 3.38%, due 3/9/2022	197	(b)
200	China Resources Land Ltd., 4.13%, due 2/26/2029	203	(b)
	CNAC HK Finbridge Co. Ltd.
210	4.63%, due 3/14/2023	217	(b)
200	5.13%, due 3/14/2028	214	(b)
200	CNOOC Finance 2015 USA LLC, 3.50%, due 5/5/2025	201
200	Country Garden Holdings Co. Ltd., 8.00%, due 1/27/2024	216	(b)
201	Dianjian Int'l Finance Ltd., 4.60%, due 3/13/2023	203	(b)(f)(p)
200	Easy Tactic Ltd., 5.75%, due 1/13/2022	195	(b)
200	Huarong Finance 2017 Co. Ltd., 4.00%, due 11/7/2022	193	(b)(f)(p)
20	Nexen, Inc., 5.88%, due 3/10/2035	24
217	Shimao Property Holdings Ltd., 6.13%, due 2/21/2024	224	(b)
312	Sinopec Group Overseas Development 2017 Ltd., 3.25%, due 9/13/2027	304	(c)(e)
250	Sunac China Holdings Ltd., 8.35%, due 4/19/2023	257	(b)
200	Sunny Optical Technology Group Co. Ltd., 3.75%, due 1/23/2023	200	(b)
		6,486

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Colombia 1.3%
	$200	Banco de Bogota SA, 5.38%, due 2/19/2023	$208	(b)
		Ecopetrol SA
	300	7.38%, due 9/18/2043	364
	200	5.88%, due 5/28/2045	207
		Empresas Publicas de Medellin ESP
COP	1,278,000	8.38%, due 2/1/2021	402	(b)(e)
COP	807,000	7.63%, due 9/10/2024	249	(c)(e)
COP	1,600,000	8.38%, due 11/8/2027	503	(c)(e)
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	140	(c)
	$200	Millicom Int'l Cellular SA, 6.25%, due 3/25/2029	206	(c)
			2,279
Ghana 0.3%
	200	Kosmos Energy Ltd., 7.13%, due 4/4/2026	200	(c)
		Tullow Oil PLC
	200	6.25%, due 4/15/2022	202	(b)
	210	7.00%, due 3/1/2025	214	(c)
			616
Guatemala 0.2%
	250	Central American Bottling Corp., 5.75%, due 1/31/2027	257	(c)(e)
Hong Kong 0.9%
	309	Celestial Miles Ltd., 5.75%, due 1/31/2024	320	(b)(e)(f)(p)
	200	HLP Finance Ltd., 4.45%, due 4/16/2021	204	(b)
	200	Melco Resorts Finance Ltd., 4.88%, due 6/6/2025	199	(c)
	200	NWD Finance BVI Ltd., 5.75%, due 10/5/2021	191	(b)(f)
	300	PCPD Capital Ltd., 4.75%, due 3/9/2022	299	(b)(e)
	216	RKPF Overseas 2019 A Ltd., 7.88%, due 2/1/2023	227	(b)
	200	Studio City Finance Ltd., 7.25%, due 2/11/2024	209	(c)
			1,649
India 1.0%
	200	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/2028	187	(b)
	200	Adani Transmission Ltd., 4.00%, due 8/3/2026	192	(b)
	200	Azure Power Energy Ltd., 5.50%, due 11/3/2022	198	(c)
	300	Greenko Dutch BV, 5.25%, due 7/24/2024	293	(b)(e)
	220	JSW Steel Ltd., 5.95%, due 4/18/2024	221	(b)
	200	Oil India Ltd., 5.13%, due 2/4/2029	209	(b)
	250	Reliance Industries Ltd., 4.88%, due 2/10/2045	258	(c)(e)
	200	Vedanta Resources PLC, 6.38%, due 7/30/2022	195	(b)
			1,753
Indonesia 1.0%
	200	Indika Energy Capital III Pte Ltd., 5.88%, due 11/9/2024	188	(b)
	200	Indo Energy Finance II BV, 6.38%, due 1/24/2023	199	(b)
	400	Indonesia Asahan Aluminium Persero PT, 6.76%, due 11/15/2048	459	(b)(e)
	100	Majapahit Holding BV, 7.88%, due 6/29/2037	129	(b)
	250	Perusahaan Gas Negara Persero Tbk, 5.13%, due 5/16/2024	261	(b)(e)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Perusahaan Listrik Negara PT
$200	5.45%, due 5/21/2028	$214	(c)
200	6.15%, due 5/21/2048	221	(c)
200	Saka Energi Indonesia PT, 4.45%, due 5/5/2024	198	(b)
		1,869
Israel 0.5%
200	Altice Financing SA, 7.50%, due 5/15/2026	203	(b)
200	Israel Electric Corp. Ltd., 5.00%, due 11/12/2024	213	(b)
	Teva Pharmaceutical Finance Netherlands III BV
200	2.80%, due 7/21/2023	182
200	3.15%, due 10/1/2026	168
100	4.10%, due 10/1/2046	71
		837
Kazakhstan 1.1%
330	Kazkommertsbank JSC, 5.50%, due 12/21/2022	330	(b)(e)
	KazMunayGas National Co. JSC
200	4.75%, due 4/24/2025	207	(c)
499	5.38%, due 4/24/2030	531	(c)(e)
560	5.75%, due 4/19/2047	586	(b)(e)
225	6.38%, due 10/24/2048	249	(c)
		1,903
Korea 0.8%
316	Hanwha Life Insurance Co. Ltd., 4.70%, due 4/23/2023	307	(c)(e)(f)(p)
200	Hyundai Capital Services, Inc., 3.75%, due 3/5/2023	203	(c)
200	Kyobo Life Insurance Co. Ltd., 3.95%, due 7/24/2047	197	(b)(p)
200	Shinhan Bank Co. Ltd., 3.88%, due 3/24/2026	202	(c)
	Woori Bank
200	4.75%, due 4/30/2024	209	(c)
300	4.75%, due 4/30/2024	314	(b)(e)
		1,432
Kuwait 0.1%
200	NBK Tier 1 Financing Ltd., 5.75%, due 4/9/2021	204	(b)(f)(p)
Macau 0.2%
400	Sands China Ltd., 5.40%, due 8/8/2028	423	(e)
Malaysia 0.1%
200	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	214	(b)
Mexico 3.9%
200	Alfa SAB de CV, 6.88%, due 3/25/2044	218	(b)
275	America Movil SAB de CV, 3.63%, due 4/22/2029	276
200	Banco Mercantil del Norte SA, 7.63%, due 1/10/2028	207	(b)(f)(p)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$300	Cemex SAB de CV, 7.75%, due 4/16/2026	$328	(b)(e)
	359	Cometa Energia SA de CV, 6.38%, due 4/24/2035	359	(c)(e)
MXN	6,480	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/2025	301
	$300	Elementia SAB de CV, 5.50%, due 1/15/2025	289	(b)(e)
	200	Infraestructura Energetica Nova SAB de CV, 4.88%, due 1/14/2048	171	(c)
	200	Mexichem SAB de CV, 5.88%, due 9/17/2044	200	(b)
	242	Mexico City Airport Trust, 5.50%, due 7/31/2047	226	(c)
		Petroleos Mexicanos
MXN	13,180	7.19%, due 9/12/2024	585	(b)
	$41	6.88%, due 8/4/2026	43
MXN	41,443	Ser. 14-2, 7.47%, due 11/12/2026	1,764
	$222	5.35%, due 2/12/2028	208
	164	6.50%, due 1/23/2029	164
	750	6.50%, due 6/2/2041	691	(e)
	92	6.75%, due 9/21/2047	85
	419	6.35%, due 2/12/2048	371	(e)
	300	PLA Administradora Industrial S de RL de CV, 5.25%, due 11/10/2022	308	(b)(e)
	200	Sigma Alimentos SA de CV, 4.13%, due 5/2/2026	198	(b)
	200	Trust F/1401, 6.95%, due 1/30/2044	214	(b)
			7,206
Mongolia 0.1%
	200	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/2020	207	(b)
Nigeria 0.2%
	200	SEPLAT Petroleum Development Co. PLC, 9.25%, due 4/1/2023	208	(c)
	200	Zenith Bank PLC, 7.38%, due 5/30/2022	209	(b)
			417
Oman 0.1%
	242	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	236	(c)
Panama 0.4%
		C&W Senior Financing Designated Activity Co.
	250	7.50%, due 10/15/2026	259	(b)
	200	6.88%, due 9/15/2027	200	(c)
	200	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	205	(c)(m)
			664
Peru 1.3%
	100	BBVA Banco Continental SA, 5.25%, due 9/22/2029	106	(b)(p)
	218	Fenix Power Peru SA, 4.32%, due 9/20/2027	215	(c)(e)
PEN	843	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	272	(c)
	$200	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/2028	218	(c)
	205	Inkia Energy Ltd., 5.88%, due 11/9/2027	205	(c)
		Orazul Energy Egenor S en C por A
	200	5.63%, due 4/28/2027	198	(c)
	200	5.63%, due 4/28/2027	198	(b)
	200	Peru LNG Srl, 5.38%, due 3/22/2030	212	(b)
	200	Petroleos del Peru SA, 4.75%, due 6/19/2032	204	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$250	Southern Copper Corp., 6.75%, due 4/16/2040	$302
165	Volcan Cia Minera SAA, 5.38%, due 2/2/2022	170	(b)
		2,300
Qatar 0.1%
100	Nakilat, Inc., 6.07%, due 12/31/2033	114	(b)
Russia 1.1%
200	Credit Bank of Moscow Via CBOM Finance PLC, 5.55%, due 2/14/2023	193	(c)
300	Evraz Group SA, 5.38%, due 3/20/2023	307	(b)(e)
391	Gazprom OAO Via Gaz Capital SA, 5.15%, due 2/11/2026	405	(c)(e)
200	GTH Finance BV, 7.25%, due 4/26/2023	217	(b)
200	GTLK Europe DAC, 5.95%, due 7/19/2021	205	(b)
200	Sberbank of Russia Via SB Capital SA, 5.13%, due 10/29/2022	204	(b)
205	SCF Capital Ltd., 5.38%, due 6/16/2023	211	(c)
300	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	326	(b)(e)(h)
		2,068
Saudi Arabia 0.1%
200	Saudi Electricity Global Sukuk Co. 4, 4.22%, due 1/27/2024	207	(b)
Singapore 0.3%
200	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	208	(c)(p)
200	Oversea-Chinese Banking Corp. Ltd., 4.25%, due 6/19/2024	206	(b)
200	Parkway Pantai Ltd., 4.25%, due 7/27/2022	197	(b)(f)(p)
		611
South Africa 0.9%
	Eskom Holdings SOC Ltd.
260	6.75%, due 8/6/2023	261	(b)(e)
200	7.13%, due 2/11/2025	202	(c)
206	6.35%, due 8/10/2028	214	(c)
200	FirstRand Bank Ltd., 6.25%, due 4/23/2028	205	(b)(p)
318	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/2022	321	(c)
250	Petra Diamonds US Treasury PLC, 7.25%, due 5/1/2022	243	(b)
200	SASOL Financing USA LLC, 6.50%, due 9/27/2028	219
		1,665
Supranational 0.1%
205	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/2027	205	(c)
Thailand 0.4%
200	PTT PCL, 4.50%, due 10/25/2042	196	(b)
200	PTTEP Treasury Center Co. Ltd., 4.60%, due 7/17/2022	199	(b)(f)(p)
200	Thaioil Treasury Center Co. Ltd., 5.38%, due 11/20/2048	228	(c)
		623

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Turkey 1.1%
	$200	Akbank TAS, 5.13%, due 3/31/2025	$172	(c)
	200	KOC Holding AS, 5.25%, due 3/15/2023	191	(b)
	221	QNB Finansbank AS, 6.88%, due 9/7/2024	216	(c)
	200	SISECAM, 6.95%, due 3/14/2026	192	(c)
		TC Ziraat Bankasi AS
	200	4.25%, due 7/3/2019	199	(b)
	200	5.13%, due 5/3/2022	182	(c)
	200	5.13%, due 9/29/2023	174	(c)
	200	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/2028	174	(c)
	200	Turkiye Garanti Bankasi AS, 5.88%, due 3/16/2023	187	(b)
		Yapi ve Kredi Bankasi AS
	200	5.75%, due 2/24/2022	188	(b)
	200	5.85%, due 6/21/2024	174	(c)
			2,049
United Arab Emirates 0.6%
		Abu Dhabi Crude Oil Pipeline LLC
	285	3.65%, due 11/2/2029	287	(c)(e)
	200	3.65%, due 11/2/2029	202	(b)
	200	ADCB Finance Cayman Ltd., 4.00%, due 3/29/2023	204	(c)
	200	DP World Ltd., 6.85%, due 7/2/2037	244	(b)
	200	MDC-GMTN BV, 4.50%, due 11/7/2028	214	(c)
			1,151
Venezuela 0.5%
		Petroleos de Venezuela SA
	1,348	6.00%, due 5/16/2024	290	(b)(h)(i)
	1,631	6.00%, due 11/15/2026	354	(b)(h)(i)
	650	5.38%, due 4/12/2027	136	(b)(h)(i)
	785	5.38%, due 4/12/2027	165	(b)(h)(i)
			945
		Total Corporate Bonds (Cost $54,107)	53,011
Foreign Government Securities 69.2%
Albania 0.1%
EUR	101	Republic of Albania, 3.50%, due 10/9/2025	120	(b)
Angola 0.4%
		Angolan Government International Bond
	$458	9.38%, due 5/8/2048	492	(b)
	200	9.38%, due 5/8/2048	215	(b)
			707
Argentina 3.1%
ARS	500	Argentina Treasury Bond BONCER, 2.50%, due 7/22/2021	17
ARS	1,468	Argentine Bonos del Tesoro, 18.20%, due 10/3/2021	24

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Argentine Republic Government International Bond
EUR	350	3.38%, due 1/15/2023	$283
EUR	1,990	7.82%, due 12/31/2033	1,679	(e)
EUR	2,754	3.38%, due 12/31/2038	1,594	(e)(j)
EUR	256	3.38%, due 12/31/2038	145	(j)
	$260	6.88%, due 1/11/2048	172
ARS	5,078	Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, due 3/6/2020	149
		Bonos De La Nacion Argentina En Moneda Dua
	$514	4.50%, due 6/21/2019	499
	536	4.50%, due 2/13/2020	461
		City of Buenos Aires Argentina
ARS	22,502	(BADLARPP + 3.25%, 22.50% Floor), 38.97%, due 3/29/2024	375	(d)
ARS	13,270	(BADLARPP + 3.75%), 47.65%, due 2/22/2028	221	(d)
EUR	130	Provincia de Buenos Aires, 5.38%, due 1/20/2023	108	(b)
			5,727
Azerbaijan 1.3%
	$510	Republic of Azerbaijan International Bond, 4.75%, due 3/18/2024	527	(b)
		State Oil Co. of the Azerbaijan Republic
	1,110	4.75%, due 3/13/2023	1,135	(b)(e)
	200	6.95%, due 3/18/2030	226	(b)
	360	6.95%, due 3/18/2030	407	(b)(e)
			2,295
Belize 0.1%
	311	Belize Government International Bond, 4.94%, due 2/20/2034	187	(b)
Bermuda 0.4%
		Bermuda Government International Bond
	200	3.72%, due 1/25/2027	200	(b)
	490	4.75%, due 2/15/2029	524	(b)
			724
Brazil 2.6%
	540	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	557	(b)(e)
		Brazil Notas do Tesouro Nacional
BRL	5,171	Ser. F, 10.00%, due 1/1/2021	1,374
BRL	6,792	Ser. F, 10.00%, due 1/1/2023	1,827
		Brazilian Government International Bond
	$200	4.63%, due 1/13/2028	201
	870	5.00%, due 1/27/2045	791
			4,750
Chile 0.7%
		Bonos de la Tesoreria de la Republica en pesos
CLP	205,000	5.00%, due 3/1/2035	333
CLP	480,000	6.00%, due 1/1/2043	906	(h)
			1,239

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Colombia 3.8%
		Colombia Government International Bond
COP	423,000	4.38%, due 3/21/2023	$126
	$230	6.13%, due 1/18/2041	271
	310	5.63%, due 2/26/2044	348
	430	5.00%, due 6/15/2045	450
	201	5.20%, due 5/15/2049	215
		Colombian TES
COP	3,566,000	Ser. B, 10.00%, due 7/24/2024	1,300	(e)
COP	3,359,500	Ser. B, 6.25%, due 11/26/2025	1,040	(e)
COP	3,033,400	Ser. B, 7.50%, due 8/26/2026	999
COP	2,179,400	Ser. B, 7.75%, due 9/18/2030	721
COP	3,436,400	Ser. B, 7.00%, due 6/30/2032	1,063
COP	1,581,300	Ser. B, 7.25%, due 10/18/2034	501
			7,034
Costa Rica 0.5%
	$920	Costa Rica Government International Bond, 7.00%, due 4/4/2044	882	(b)
Cote D'Ivoire 1.2%
		Ivory Coast Government International Bond
	1,398	5.75%, due 12/31/2032	1,317	(b)(e)(j)
	597	5.75%, due 12/31/2032	563	(b)(j)
EUR	240	6.63%, due 3/22/2048	253	(b)
			2,133
Croatia 0.7%
		Croatia Government International Bond
EUR	610	3.00%, due 3/20/2027	769	(b)
EUR	488	2.75%, due 1/27/2030	600	(b)
			1,369
Czech Republic 1.6%
		Czech Republic Government Bond
CZK	23,650	0.69%, due 7/17/2019	1,031	(b)(k)
CZK	12,400	1.50%, due 10/29/2019	542	(b)
CZK	11,230	2.40%, due 9/17/2025	508	(b)
CZK	19,320	2.75%, due 7/23/2029	905
			2,986
Dominican Republic 0.6%
DOP	4,900	Dominican Republic Bond, 11.25%, due 2/5/2027	105	(b)
		Dominican Republic International Bond
	$100	7.45%, due 4/30/2044	113	(b)
	742	6.85%, due 1/27/2045	795	(b)
			1,013

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Ecuador 0.8%
		Ecuador Government International Bond
	$300	7.95%, due 6/20/2024	$304	(b)
	200	9.65%, due 12/13/2026	213	(b)
	440	8.88%, due 10/23/2027	448	(b)
	320	7.88%, due 1/23/2028	308	(b)
	200	10.75%, due 1/31/2029	223	(b)
			1,496
Egypt 1.0%
		Egypt Government International Bond
EUR	105	4.75%, due 4/11/2025	117	(b)
	$200	7.60%, due 3/1/2029	202	(b)
EUR	101	6.38%, due 4/11/2031	112	(b)
	$600	8.50%, due 1/31/2047	610	(b)
	630	7.90%, due 2/21/2048	608	(b)
	200	8.70%, due 3/1/2049	206	(b)
			1,855
El Salvador 0.1%
		El Salvador Government International Bond
	150	7.75%, due 1/24/2023	158	(b)
	100	7.65%, due 6/15/2035	103	(b)
			261
Ghana 0.8%
GHS	1	Ghana Government Bond, 24.75%, due 7/19/2021	—
		Ghana Government International Bond
	$200	7.88%, due 3/26/2027	203	(b)
	600	10.75%, due 10/14/2030	739	(b)
	316	8.63%, due 6/16/2049	304	(b)
	200	8.95%, due 3/26/2051	198	(b)
			1,444
Hungary 3.1%
		Hungary Government Bond
HUF	336,330	3.00%, due 6/26/2024	1,219	(e)
HUF	591,120	2.50%, due 10/24/2024	2,072
HUF	523,140	3.00%, due 10/27/2027	1,835
	$360	Hungary Government International Bond, 7.63%, due 3/29/2041	542
			5,668
Indonesia 6.4%
		Indonesia Government International Bond
	243	4.75%, due 2/11/2029	260
	550	8.50%, due 10/12/2035	793	(b)
	370	5.13%, due 1/15/2045	397	(b)
		Indonesia Treasury Bond
IDR	2,732,000	7.00%, due 5/15/2022	192

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
IDR	10,400,000	8.38%, due 3/15/2024	$761
IDR	15,264,000	8.13%, due 5/15/2024	1,107
IDR	17,500,000	7.00%, due 5/15/2027	1,170
IDR	22,804,000	6.13%, due 5/15/2028	1,436	(e)
IDR	9,975,000	9.00%, due 3/15/2029	751
IDR	14,657,000	8.25%, due 5/15/2029	1,060
IDR	11,204,000	8.75%, due 5/15/2031	824
IDR	3,500,000	7.50%, due 8/15/2032	230
IDR	12,377,000	6.63%, due 5/15/2033	748
IDR	8,344,000	8.38%, due 3/15/2034	591
IDR	8,183,000	8.25%, due 5/15/2036	572
IDR	1,205,000	7.50%, due 5/15/2038	77
IDR	9,600,000	8.38%, due 4/15/2039	677
			11,646
Kazakhstan 0.1%
EUR	200	Kazakhstan Government International Bond, 2.38%, due 11/9/2028	234	(b)
Lebanon 0.1%
		Lebanon Government International Bond
	$40	6.85%, due 3/23/2027	33	(b)
	195	6.65%, due 2/26/2030	154	(b)
			187
Malaysia 5.3%
	1,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	939	(b)(e)
		Malaysia Government Bond
MYR	7,700	3.65%, due 10/31/2019	1,866
MYR	6,399	3.49%, due 3/31/2020	1,549	(e)
MYR	400	4.05%, due 9/30/2021	98
MYR	1,500	3.76%, due 4/20/2023	365
MYR	2,500	3.80%, due 8/17/2023	608
MYR	2,300	4.18%, due 7/15/2024	568
MYR	1,800	4.06%, due 9/30/2024	442
MYR	1,500	3.96%, due 9/15/2025	366
MYR	1,700	3.90%, due 11/16/2027	412
MYR	2,000	3.73%, due 6/15/2028	478
MYR	600	3.89%, due 8/15/2029	146
MYR	1,835	4.23%, due 6/30/2031	449
MYR	3,100	4.64%, due 11/7/2033	790
MYR	350	4.94%, due 9/30/2043	89
		Malaysia Government Investment Issue
MYR	2,000	4.07%, due 9/30/2026	491
MYR	500	4.37%, due 10/31/2028	125
			9,781
Mexico 1.5%
		Mexican Bonos
MXN	4,000	Ser. M20, 7.50%, due 6/3/2027	203
MXN	3,473	Ser. M, 7.75%, due 5/29/2031	176
MXN	3,634	Ser. M30, 8.50%, due 11/18/2038	192

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
MXN	22,020	Ser. M, 7.75%, due 11/13/2042	$1,075
	$1,050	Mexico Government International Bond, 5.75%, due 10/12/2110	1,078
			2,724
Mongolia 0.8%
	200	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	204	(c)
		Mongolia Government International Bond
	400	10.88%, due 4/6/2021	440	(b)
	300	5.63%, due 5/1/2023	296	(b)
	200	8.75%, due 3/9/2024	221	(b)
	242	8.75%, due 3/9/2024	267	(b)
			1,428
Montenegro 0.1%
EUR	111	Montenegro Government International Bond, 3.38%, due 4/21/2025	129	(b)
Nigeria 1.5%
NGN	304,378	Nigeria Government Bond, 13.98%, due 2/23/2028	820
		Nigeria Government International Bond
	$600	7.14%, due 2/23/2030	597	(b)
	200	8.75%, due 1/21/2031	220	(b)
	600	7.88%, due 2/16/2032	620	(b)
	200	9.25%, due 1/21/2049	218	(b)
NGN	90,144	Nigeria Treasury Bill, 13.56%, due 2/27/2020	224	(k)
			2,699
Oman 0.5%
		Oman Government International Bond
	$352	6.50%, due 3/8/2047	314	(b)
	615	6.75%, due 1/17/2048	558	(b)
			872
Paraguay 0.1%
	230	Paraguay Government International Bond, 6.10%, due 8/11/2044	259	(b)
Peru 2.6%
		Peru Government Bond
PEN	2,717	5.94%, due 2/12/2029	868	(b)
PEN	1,347	6.15%, due 8/12/2032	429	(b)
		Peruvian Government International Bond
PEN	1,641	5.70%, due 8/12/2024	529	(c)
PEN	1,156	5.70%, due 8/12/2024	372	(b)
PEN	2,579	8.20%, due 8/12/2026	939	(b)
PEN	622	6.35%, due 8/12/2028	204	(c)
PEN	2,258	6.35%, due 8/12/2028	743	(b)
EUR	534	3.75%, due 3/1/2030	732
			4,816

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Philippines 0.1%
PHP	12,000	Philippine Government International Bond, 3.90%, due 11/26/2022	$221
Poland 3.4%
		Poland Government Bond
PLN	8,500	2.50%, due 1/25/2023	2,260	(e)
PLN	6,638	3.25%, due 7/25/2025	1,804
PLN	1,211	2.50%, due 7/25/2026	314
PLN	7,205	2.50%, due 7/25/2027	1,837
			6,215
Qatar 0.7%
		Qatar Government International Bond
	$275	4.50%, due 4/23/2028	297	(b)
	419	4.00%, due 3/14/2029	436	(b)
	213	5.10%, due 4/23/2048	238	(b)
	336	4.82%, due 3/14/2049	361	(b)
			1,332
Romania 1.4%
		Romania Government Bond
RON	5,205	4.25%, due 6/28/2023	1,227	(e)
RON	2,820	5.80%, due 7/26/2027	707
		Romanian Government International Bond
EUR	330	3.88%, due 10/29/2035	386	(b)
EUR	124	4.63%, due 4/3/2049	151	(b)
			2,471
Russia 4.1%
		Russian Federal Bond - Obligatsyi Federal'novo Zaima
RUB	72,092	7.00%, due 8/16/2023	1,088
RUB	18,152	6.50%, due 2/28/2024	267
RUB	91,470	7.10%, due 10/16/2024	1,374	(e)
RUB	89,070	7.95%, due 10/7/2026	1,376
RUB	127,251	6.90%, due 5/23/2029	1,824
RUB	3,892	8.50%, due 9/17/2031	62
RUB	10,000	7.25%, due 5/10/2034	142	(g)
		Russian Foreign Bond - Eurobond
	$200	4.75%, due 5/27/2026	208	(b)
	400	4.25%, due 6/23/2027	402	(b)
	16	7.50%, due 3/31/2030	18	(b)
	200	5.10%, due 3/28/2035	207	(b)
	600	5.25%, due 6/23/2047	622	(b)
			7,590
Senegal 0.2%
EUR	410	Senegal Government International Bond, 4.75%, due 3/13/2028	454	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Serbia 0.4%
		Serbia International Bond
	$470	7.25%, due 9/28/2021	$511	(b)
	200	7.25%, due 9/28/2021	218	(b)
			729
South Africa 4.3%
		Republic of South Africa Government Bond
ZAR	1,538	8.00%, due 1/31/2030	99
ZAR	18,081	8.88%, due 2/28/2035	1,190
ZAR	1,500	8.50%, due 1/31/2037	95
ZAR	25,489	9.00%, due 1/31/2040	1,659	(e)
ZAR	31,067	8.75%, due 1/31/2044	1,960	(e)
ZAR	32,325	8.75%, due 2/28/2048	2,047	(e)
		Republic of South Africa Government International Bond
	$277	5.88%, due 6/22/2030	283
	273	5.65%, due 9/27/2047	256
	200	6.30%, due 6/22/2048	200
			7,789
Sri Lanka 1.6%
		Sri Lanka Government Bonds
LKR	10,000	Ser. A, 11.50%, due 12/15/2021	58
LKR	14,000	Ser. A, 10.00%, due 3/15/2023	77
LKR	33,000	11.00%, due 6/1/2026	187
		Sri Lanka Government International Bond
	$700	5.88%, due 7/25/2022	692	(b)
	236	6.85%, due 3/14/2024	238	(b)
	300	6.85%, due 11/3/2025	300	(b)
	550	6.20%, due 5/11/2027	520	(b)
	644	6.75%, due 4/18/2028	620	(b)
	203	7.85%, due 3/14/2029	209	(b)
			2,901
Thailand 3.6%
		Thailand Government Bond
THB	10,000	2.40%, due 12/17/2023	317
THB	2,457	3.85%, due 12/12/2025	84
THB	26,500	2.13%, due 12/17/2026	816
THB	62,231	2.88%, due 12/17/2028	2,018
THB	4,400	4.88%, due 6/22/2029	165
THB	36,000	3.65%, due 6/20/2031	1,233
THB	5,000	3.78%, due 6/25/2032	172
THB	28,850	3.40%, due 6/17/2036	956
THB	22,650	3.30%, due 6/17/2038	735
THB	1,248	2.88%, due 6/17/2046	37
			6,533
Tunisia 0.3%
EUR	460	Banque Centrale de Tunisie International Bond, 5.63%, due 2/17/2024	501	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Turkey 5.2%
		Export Credit Bank of Turkey
	$200	5.38%, due 2/8/2021	$192	(c)
	420	5.38%, due 10/24/2023	376	(c)(e)
	200	8.25%, due 1/24/2024	199	(c)
	200	6.13%, due 5/3/2024	182	(c)
		Turkey Government Bond
TRY	1,489	7.40%, due 2/5/2020	222
TRY	600	10.70%, due 2/17/2021	83
TRY	1,909	9.20%, due 9/22/2021	245
TRY	1,789	9.50%, due 1/12/2022	218
TRY	6,608	11.00%, due 3/2/2022	836
TRY	11,523	10.70%, due 8/17/2022	1,432
TRY	1,336	8.50%, due 9/14/2022	153
TRY	9,367	12.20%, due 1/18/2023	1,184	(e)
TRY	2,996	3.00%, due 8/2/2023	493
TRY	3,239	10.60%, due 2/11/2026	368
TRY	4,669	10.50%, due 8/11/2027	507
		Turkey Government International Bond
	$303	7.25%, due 12/23/2023	302
EUR	184	4.63%, due 3/31/2025	199
EUR	357	5.20%, due 2/16/2026	390
	$230	4.25%, due 4/14/2026	191
	250	4.88%, due 10/9/2026	213
	620	6.00%, due 3/25/2027	558
	597	6.13%, due 10/24/2028	535
	332	7.63%, due 4/26/2029	323
	200	6.00%, due 1/14/2041	162
			9,563
Ukraine 1.5%
		Ukraine Government International Bond
UAH	17,500	15.70%, due 1/20/2021	637	(c)(h)
	$202	8.99%, due 2/1/2024	201	(b)
	504	7.75%, due 9/1/2025	474	(b)
	380	7.75%, due 9/1/2026	354	(b)
	200	9.75%, due 11/1/2028	204	(b)
	486	7.38%, due 9/25/2032	429	(b)
	286	0.00%, due 5/31/2040	182	(c)(l)
	170	0.00%, due 5/31/2040	108	(b)(l)
	155	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	156	(c)(e)
			2,745
Uruguay 0.1%
		Uruguay Government International Bond
	93	4.38%, due 1/23/2031	97
	165	5.10%, due 6/18/2050	173
			270

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Uzbekistan 0.2%
	Republic of Uzbekistan Bond
$210	4.75%, due 2/20/2024	$213	(b)
200	5.38%, due 2/20/2029	202	(b)
		415
Venezuela 0.1%
916	Venezuela Government International Bond, 8.25%, due 10/13/2024	266	(b)(h)(i)
Zambia 0.1%
220	Zambia Government International Bond, 8.97%, due 7/30/2027	152	(b)
	Total Foreign Government Securities (Cost $132,382)	126,812
NUMBER OF SHARES
Short-Term Investments 2.7%
Investment Companies 2.7%
5,008,307	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(n) (Cost $5,008)	5,008	(e)
	Total Investments 100.9% (Cost $191,497)	184,831
	Liabilities Less Other Assets (0.9)%	(1,661	)(o)
	Net Assets 100.0%	$183,170

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2019 amounted to approximately $64,836,000, which represents 35.4% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $21,031,000, which represents 11.5% of net assets of the Fund. Securities denoted with (c) but without (h), if any, have been deemed by the investment manager to be liquid.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

(e)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $46,883,000.

(f)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2019. The maturity date reflects the next call date.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

(g)  All or a portion of this security was purchased on a delayed delivery basis.

(h)  Illiquid security.

(i)  Defaulted security.

(j)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2019.

(k)  Rate shown was the discount rate at the date of purchase.

(l)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

(m)  When-issued security. Total value of all such securities at April 30, 2019, amounted to approximately $205,000, which represents 0.1% of net assets of the Fund.

(n)  Represents 7-day effective yield as of April 30, 2019.

(o)  Includes the impact of the Fund's open positions in derivatives at April 30, 2019.

(p)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Foreign Government*	$123,282	67.3%
Oil & Gas	14,440	7.9%
Banks	7,348	4.0%
Electric	6,596	3.6%
Real Estate	3,428	1.9%
Pipelines	2,620	1.4%
Mining	2,605	1.4%
Iron—Steel	1,992	1.1%
Telecommunications	1,889	1.0%
Diversified Financial Services	1,570	0.9%
Engineering & Construction	1,435	0.8%
Food	1,399	0.8%
Chemicals	1,123	0.6%
Lodging	831	0.5%
Insurance	701	0.4%
Regional (state/province)	665	0.4%
Energy—Alternate Sources	643	0.4%
Municipal	596	0.3%
Building Materials	555	0.3%
Real Estate Investment Trusts	522	0.3%
Forest Products & Paper	473	0.3%
Healthcare—Services	448	0.2%
Transportation	425	0.2%
Pharmaceuticals	421	0.2%
Holding Companies—Diversified	409	0.2%
Media	388	0.2%
Gas	375	0.2%
Metal Fabricate—Hardware	289	0.2%
Beverages	257	0.2%
Commercial Services	244	0.1%
Retail	241	0.1%
Investment Companies	214	0.1%
Internet	208	0.1%
Multi-National	205	0.1%
Auto Manufacturers	203	0.1%
Miscellaneous Manufacturer	200	0.1%
Packaging & Containers	200	0.1%
Housewares	192	0.1%
Water	191	0.1%
Short-Term Investments and Other Assets—Net	3,347	1.8%
	$183,170	100.0%

*Foreign Governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	42	U.S. Treasury Note, 10 Year	$5,194,219	$59,706
6/2019	1	U.S. Treasury Ultra Long Bond	164,281	375
Total Long Positions			$5,358,500	$60,081

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	43	Euro-Bund	$(7,972,707)	$(112,725)
6/2019	6	Euro-Buxl Bond, 30 Year	(1,270,145)	(41,051)
6/2019	16	U.S. Treasury Long Bond	(2,359,500)	(21,219)
6/2019	17	U.S. Treasury Note, 10 Year	(2,102,422)	(5,628)
Total Short Positions			$(13,704,774)	$(180,623)
Total Futures				$(120,542)

At April 30, 2019, the Fund had $479,047 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2019, the average notional value of futures for the Fund was $9,397,504 for long positions and $(13,114,845) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
511,019	USD	22,914,084	ARS	GSI	5/17/2019	$4,354
988,980	BRL	247,445	USD	JPM	6/19/2019	3,837
744,471	USD	2,905,073	BRL	GSI	6/19/2019	6,343
335,992	USD	1,311,243	BRL	GSI	6/19/2019	2,829
303,197	USD	1,183,561	BRL	GSI	6/19/2019	2,475
236,455	USD	924,540	BRL	GSI	6/19/2019	1,546
7,534,528	CNY	1,084,105	USD	GSI	10/18/2019	33,153
333,818	USD	1,036,495,991	COP	CITI	5/15/2019	13,454
220,327	USD	698,230,275	COP	CITI	5/15/2019	4,515
29,286	USD	90,880,849	COP	CITI	5/15/2019	1,196
596,313	USD	1,862,582,678	COP	GSI	5/15/2019	20,619
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
556,447	USD	1,740,844,032	COP	GSI	5/15/2019	$18,380
516,835	USD	1,624,930,341	COP	GSI	5/15/2019	14,596
357,774	USD	1,124,485,008	COP	JPM	5/15/2019	10,214
274,687	USD	867,833,424	COP	JPM	5/15/2019	6,454
530,059	USD	1,657,389,688	COP	JPM	6/17/2019	18,612
1,088,373	EUR	28,080,163	CZK	JPM	6/21/2019	4,416
27,500,000	EGP	1,509,330	USD	GSI	10/15/2019	22,541
95,824	EUR	106,871	USD	JPM	5/7/2019	643
602,155	EUR	672,808	USD	JPM	6/5/2019	4,500
175,593	EUR	196,317	USD	JPM	6/5/2019	1,191
417,927	EUR	469,643	USD	JPM	6/5/2019	444
296,991,299	HUF	924,890	EUR	JPM	7/24/2019	10,339
1,396,943	PLN	325,974	EUR	CITI	5/7/2019	177
2,559,486	USD	2,279,325	EUR	GSI	5/3/2019	2,994
5,542,528	USD	4,788,000	EUR	JPM	5/3/2019	172,304
258,953	USD	223,701	EUR	JPM	5/3/2019	8,050
1,128,164	USD	1,000,000	EUR	JPM	5/3/2019	6,563
483,498	USD	428,011	EUR	JPM	5/3/2019	3,441
711,663	USD	631,492	EUR	JPM	5/3/2019	3,382
593,848	USD	527,095	EUR	JPM	5/3/2019	2,658
297,549	USD	264,213	EUR	JPM	5/3/2019	1,208
250,433	USD	222,376	EUR	JPM	5/3/2019	1,016
247,624	USD	220,177	EUR	JPM	5/3/2019	674
499,054	USD	441,698	EUR	SCB	5/3/2019	3,646
197,571	USD	175,705	EUR	SCB	5/3/2019	500
109,247	USD	95,824	EUR	CITI	5/7/2019	1,733
4,595,026	USD	4,058,000	EUR	JPM	7/3/2019	19,385
322,470	USD	283,978	EUR	SSB	7/3/2019	2,267
30,085,593,118	IDR	2,089,277	USD	GSI	6/13/2019	14,807
373,536	USD	5,338,201,449	IDR	GSI	6/13/2019	200
69,458,195	INR	996,102	USD	GSI	5/13/2019	840
1,130,484,595	KRW	971,123	USD	GSI	7/10/2019	1,971
50,421	USD	57,491,372	KRW	GSI	7/10/2019	934
943,728	USD	1,072,546,530	KRW	SCB	7/10/2019	20,505
192,857,129	KZT	491,669	USD	JPM	7/31/2019	8,020
145,000,000	KZT	374,194	USD	GSI	8/6/2019	1,148
115,000,000	KZT	295,630	USD	JPM	8/6/2019	2,055
78,073,506	MXN	4,046,479	USD	CITI	7/3/2019	31,265
13,577,541	MXN	692,237	USD	CITI	7/3/2019	16,911
8,000,000	MXN	410,283	USD	JPM	7/3/2019	7,554
956,425	USD	3,900,204	MYR	SCB	5/31/2019	14,389
1,697,716	USD	6,924,983	MYR	SCB	5/31/2019	25,090
223,971	USD	917,563	MYR	SCB	5/31/2019	2,347
190,862	USD	781,962	MYR	SCB	5/31/2019	1,991
190,563	USD	778,222	MYR	SCB	6/11/2019	2,675
143,218	USD	586,135	MYR	SCB	6/11/2019	1,706

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
132,800	USD	544,428	MYR	SCB	6/11/2019	$1,357
79,056	USD	323,189	MYR	SCB	6/11/2019	1,028
82,170	USD	336,488	MYR	SCB	6/11/2019	931
1,702,447	PEN	513,590	USD	GSI	5/2/2019	1,289
1,190,098	PEN	359,026	USD	GSI	5/2/2019	901
913,765	PEN	275,662	USD	GSI	5/2/2019	692
3,243,800	PEN	977,814	USD	SCB	5/2/2019	3,223
562,510	PEN	169,405	USD	SCB	5/2/2019	717
516,801	USD	1,702,447	PEN	GSI	5/2/2019	1,922
361,457	USD	1,190,098	PEN	GSI	5/2/2019	1,530
276,773	USD	913,765	PEN	GSI	5/2/2019	419
4,615,862	PHP	88,224	USD	JPM	5/14/2019	876
1,030,071	EUR	4,482,017	PLN	CITI	5/7/2019	17,160
528,353	EUR	2,300,000	PLN	CITI	5/7/2019	9,076
484,350	EUR	2,105,977	PLN	CITI	5/7/2019	7,673
115,733	EUR	500,000	PLN	CITI	5/7/2019	993
489,124	EUR	2,131,631	PLN	GSI	5/7/2019	9,029
483,711	EUR	2,107,615	PLN	GSI	5/7/2019	8,818
425,017	EUR	1,832,072	PLN	GSI	5/7/2019	2,567
243,608	EUR	1,051,532	PLN	GSI	5/7/2019	1,848
484,300	EUR	2,105,977	PLN	JPM	5/7/2019	7,729
1,897,588	EUR	8,192,990	PLN	GSI	8/7/2019	4,000
250,855	EUR	1,200,000	RON	CITI	6/7/2019	401
153,947	EUR	741,118	RON	GSI	6/7/2019	1,351
822,368	EUR	4,000,000	RON	CITI	9/18/2019	5,563
616,776	EUR	3,000,000	RON	CITI	9/18/2019	4,173
760,666	EUR	3,688,831	RON	GSI	9/18/2019	2,553
1,018,121	EUR	4,928,962	RON	GSI	9/18/2019	1,448
168,652,133	RUB	2,543,019	USD	GSI	5/21/2019	61,243
19,886,608	RUB	299,202	USD	SCB	5/21/2019	7,880
173,154	USD	11,195,028	RUB	GSI	5/21/2019	284
214,909	USD	6,822,087	THB	GSI	6/11/2019	1,032
277,715	USD	8,822,276	THB	JPM	6/11/2019	1,129
718,524	USD	22,885,707	THB	JPM	6/11/2019	1,039
110,036	USD	3,490,321	THB	JPM	6/11/2019	612
139,903	USD	4,453,840	THB	JPM	6/11/2019	271
113,442	USD	3,613,242	THB	JPM	6/11/2019	164
81,487	USD	2,567,503	THB	SCB	6/11/2019	994
1,068,981	USD	33,985,030	THB	SCB	7/5/2019	2,934
524,888	USD	3,000,000	TRY	CITI	5/6/2019	23,610
286,751	USD	1,650,533	TRY	CITI	5/6/2019	10,958
587,476	USD	3,447,311	TRY	GSI	5/6/2019	11,456
191,483	USD	1,110,000	TRY	GSI	5/6/2019	6,010
962,119	USD	5,365,351	TRY	JPM	5/6/2019	65,607
593,727	USD	3,338,172	TRY	JPM	5/6/2019	35,943
35,965	USD	205,000	TRY	JPM	5/6/2019	1,711

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
112,856	USD	636,447	TRY	SCB	5/6/2019	$6,510
248,213	USD	1,461,240	TRY	CITI	6/10/2019	9,162
148,235	USD	875,204	TRY	CITI	6/10/2019	5,057
229,319	USD	1,350,000	TRY	JPM	6/10/2019	8,466
1,097,738	USD	6,918,001	TRY	GSI	8/1/2019	2,617
938,110	USD	5,933,077	TRY	JPM	8/6/2019	2,017
475,272	USD	6,669,988	ZAR	CITI	6/7/2019	10,929
219,626	USD	3,109,095	ZAR	CITI	6/7/2019	3,181
254,474	USD	3,576,216	ZAR	GSI	6/7/2019	5,509
139,552	USD	2,000,000	ZAR	JPM	6/7/2019	318
7,319,293	ZAR	500,139	USD	CITI	6/7/2019	9,406
3,733,860	ZAR	256,898	USD	CITI	6/7/2019	3,041
7,000,000	ZAR	479,520	USD	JPM	6/7/2019	7,797
7,596,086	ZAR	520,734	USD	SCB	6/7/2019	8,080
6,400,000	ZAR	435,401	USD	SSB	6/7/2019	10,146
Total unrealized appreciation						$1,015,437
6,022,785	BRL	1,557,684	USD	CITI	6/13/2019	(26,623)
1,997,143	BRL	511,563	USD	CITI	6/19/2019	(4,125)
1,753,135	BRL	448,372	USD	GSI	6/19/2019	(2,932)
5,675,526	BRL	1,472,098	USD	JPM	6/19/2019	(30,047)
9,811,481	BRL	2,528,797	USD	CITI	7/3/2019	(38,827)
10,000,000	BRL	2,563,511	USD	CITI	7/17/2019	(28,332)
1,145,505	BRL	293,915	USD	SSB	7/17/2019	(3,509)
986,777	USD	3,896,782	BRL	CITI	6/19/2019	(3,326)
1,000,000,000	CLP	1,507,923	USD	GSI	7/18/2019	(32,017)
932,640,102	CLP	1,406,633	USD	JPM	7/31/2019	(30,144)
1,026,075	USD	7,182,525	CNY	JPM	10/18/2019	(38,986)
1,211,393,474	COP	381,073	USD	GSI	5/15/2019	(6,651)
4,866,108,903	COP	1,568,493	USD	GSI	5/15/2019	(64,458)
641,846,301	COP	202,923	USD	JPM	5/15/2019	(4,539)
1,585,387,742	COP	503,210	USD	JPM	5/15/2019	(13,192)
1,013,105,765	COP	327,919	USD	JPM	5/15/2019	(14,784)
1,591,581,595	COP	504,224	USD	GSI	6/17/2019	(13,083)
178,972	USD	580,764,025	COP	CITI	6/17/2019	(244)
4,398,543	CZK	170,919	EUR	CITI	6/21/2019	(203)
1,250,000	EUR	1,412,023	USD	GSI	5/3/2019	(10,023)
443,051	EUR	498,261	USD	JPM	5/3/2019	(1,335)
111,642	EUR	126,642	USD	JPM	5/3/2019	(1,424)
221,551	EUR	249,925	USD	JPM	5/3/2019	(1,433)
221,596	EUR	250,185	USD	JPM	5/3/2019	(1,643)
443,189	EUR	501,447	USD	JPM	5/3/2019	(4,366)
749,667	EUR	848,150	USD	JPM	5/3/2019	(7,323)
2,509,006	EUR	2,851,176	USD	JPM	5/3/2019	(37,074)
177,276	EUR	200,425	USD	SCB	5/3/2019	(1,592)
169,566	EUR	192,113	USD	SCB	5/3/2019	(1,928)
443,215	EUR	501,400	USD	SCB	5/3/2019	(4,289)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
200,000	EUR	225,714	USD	SSB	5/3/2019	$(1,394)
393,895	EUR	447,088	USD	SSB	5/3/2019	(5,295)
2,279,325	EUR	2,566,698	USD	GSI	6/5/2019	(2,898)
823,334	PLN	190,894	EUR	CITI	5/7/2019	(1,275)
8,192,990	PLN	1,907,174	EUR	GSI	5/7/2019	(4,176)
1,329,494	PLN	305,335	EUR	GSI	5/7/2019	(5,329)
1,405,120	PLN	322,879	EUR	GSI	5/7/2019	(5,435)
4,326,720	PLN	1,002,577	EUR	GSI	5/7/2019	(7,369)
970,052	PLN	225,275	EUR	JPM	5/7/2019	(1,095)
1,138,225	PLN	263,504	EUR	JPM	5/7/2019	(2,211)
640,063	PLN	148,105	EUR	SCB	5/7/2019	(1,324)
1,375,643	RON	287,414	EUR	CITI	6/7/2019	(638)
1,327,608	RON	275,289	EUR	CITI	6/7/2019	(2,966)
4,211,267	RON	873,289	EUR	GSI	6/7/2019	(9,347)
50,000	RON	10,286	EUR	CITI	9/18/2019	(62)
935,799	RON	193,470	EUR	CITI	9/18/2019	(80)
107,134	USD	95,824	EUR	JPM	6/5/2019	(650)
4,515,662,664	IDR	318,177	USD	CITI	6/13/2019	(2,367)
961,413	USD	13,761,665,631	IDR	GSI	6/10/2019	(1,408)
2,089,277	USD	30,085,593,118	IDR	GSI	6/13/2019	(14,807)
741,091	USD	10,601,306,762	IDR	JPM	6/13/2019	(328)
79,349	USD	1,136,509,490	IDR	SCB	6/13/2019	(135)
450,987	USD	6,454,973,762	IDR	SCB	6/13/2019	(452)
103,794	USD	1,499,098,339	IDR	JPM	7/31/2019	(306)
1,040,682	USD	73,290,049	INR	SCB	6/13/2019	(5,845)
1,149,792,504	KRW	1,007,441	USD	CITI	7/10/2019	(17,727)
2,609,922	MXN	136,484	USD	SCB	7/3/2019	(169)
359,798	USD	6,912,731	MXN	CITI	7/3/2019	(1,251)
362,296	USD	7,132,161	MXN	CITI	7/3/2019	(10,213)
891,640	MYR	217,792	USD	SCB	6/11/2019	(2,520)
169,697	USD	562,510	PEN	SCB	5/2/2019	(426)
978,581	USD	3,243,800	PEN	SCB	5/2/2019	(2,456)
168,831	USD	562,510	PEN	SCB	7/3/2019	(825)
976,094	USD	51,161,963	PHP	SCB	5/28/2019	(10,422)
925,710	USD	48,400,727	PHP	GSI	6/3/2019	(7,137)
374,990	EUR	1,606,120	PLN	GSI	5/7/2019	(433)
35,480,458	RUB	548,600	USD	SCB	5/21/2019	(725)
301,449	USD	19,568,550	RUB	CITI	5/21/2019	(721)
511,073	USD	33,342,377	RUB	CITI	5/21/2019	(3,788)
231,666	USD	15,535,002	RUB	GSI	5/21/2019	(8,220)
261,048	USD	16,936,355	RUB	SCB	5/21/2019	(477)
949,668	USD	61,690,409	RUB	SCB	5/21/2019	(2,932)
217,956	USD	14,371,579	RUB	SCB	5/21/2019	(3,965)
41,211,460	THB	1,293,259	USD	JPM	6/11/2019	(1,247)
65,695,722	THB	2,073,767	USD	JPM	6/11/2019	(14,154)
33,985,030	THB	1,075,437	USD	JPM	7/5/2019	(9,389)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
944,983	USD	30,315,051	THB	JPM	5/29/2019	$(5,136)
1,111,086	USD	35,600,847	THB	CITI	6/28/2019	(5,465)
1,111,428	USD	35,600,848	THB	JPM	6/28/2019	(5,122)
1,226,614	TRY	213,466	USD	CITI	5/6/2019	(8,508)
1,444,631	TRY	251,239	USD	CITI	5/6/2019	(9,852)
4,000,000	TRY	708,499	USD	CITI	5/6/2019	(40,128)
6,523,328	TRY	1,092,950	USD	GSI	5/6/2019	(2,949)
5,575,486	TRY	933,917	USD	JPM	5/6/2019	(2,294)
833,977	TRY	132,569	USD	GSI	8/6/2019	(988)
7,676,855	UYU	221,746	USD	CITI	9/13/2019	(9,708)
209,101	USD	3,054,106	ZAR	GSI	6/7/2019	(3,516)
471,622	USD	6,864,872	ZAR	GSI	6/7/2019	(6,287)
499,829	USD	7,307,049	ZAR	GSI	6/7/2019	(8,863)
496,774	USD	7,319,471	ZAR	GSI	6/7/2019	(12,783)
327,623	USD	4,797,811	ZAR	JPM	6/7/2019	(6,385)
3,958,462	ZAR	277,146	USD	JPM	6/7/2019	(1,571)
4,341,890	ZAR	311,014	USD	JPM	6/7/2019	(8,746)
17,000,000	ZAR	1,211,391	USD	JPM	6/7/2019	(27,907)
Total unrealized depreciation						$(771,049)
Total net unrealized appreciation						$244,388

For the six months ended April 30, 2019, the Fund's investments in forward contracts had an average notional value of $223,455,154.

Credit default swap contracts ("credit default swaps")

At April 30, 2019, the Fund had outstanding credit default swaps as follows:

Over-the-counter credit default swaps—Buy Protection

Counterparty	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payments Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	CDX Emerging Markets Index, Ser. 31 V. 1	USD	2,145,000	1.00%	3M	6/20/2024	$78,078	$11,943	$(2,562)	$87,459

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Over-the-counter credit default swaps—Sell Protection

Counterparty	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	Republic of Argentina, Senior Securities	USD	719,399	5.00%	3M	6/20/2023	$45,399	$(194,408)	$4,196	$(144,813)

For the six months ended April 30, 2019, the average notional value of credit default swaps for the Fund was $2,235,021 for buy protection and $658,013 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At April 30, 2019, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	33,030,903	Receive	1-day Overnight Brazil (CETIP)	7.45%	T/T	1/2/2020	$(51,933)	$(41,018)	$(92,951)
CME	BRL	6,727,366	Pay	1-day Overnight Brazil (CETIP)	7.06%	T/T	1/4/2021	(1,212)	889	(323)
CME	BRL	9,210,317	Pay	1-day Overnight Brazil (CETIP)	7.07%	T/T	1/4/2021	(1,473)	1,461	(12)
CME	BRL	1,808,999	Pay	1-day Overnight Brazil (CETIP)	7.89%	T/T	1/4/2021	6,062	2,666	8,728
CME	BRL	5,775,499	Pay	1-day Overnight Brazil (CETIP)	9.46%	T/T	1/3/2022	70,956	39,776	110,732
CME	BRL	588,077	Pay	1-day Overnight Brazil (CETIP)	9.26%	T/T	1/2/2023	6,580	3,942	10,522

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	1,568,375	Pay	1-day Overnight Brazil (CETIP)	11.45%	T/T	1/2/2025	$72,700	$16,946	$89,646
CME	BRL	1,836,954	Pay	1-day Overnight Brazil (CETIP)	12.34%	T/T	1/2/2025	114,152	23,564	137,716
CME	COP	1,742,073,468	Receive	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)	5.81%	3M/3M	4/3/2029	5,165	(685)	4,480
LCH	CZK	17,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	1.58%	6M/1Y	1/11/2023	15,304	1,107	16,411
LCH	HUF	554,855,000	Pay	3-month Budapest Interbank Offer Rate (BUBOR)	1.47%	1Y/3M	4/12/2022	(3,075)	—	(3,075)
LCH	HUF	545,145,000	Pay	3-month Budapest Interbank Offer Rate (BUBOR)	1.48%	1Y/3M	4/12/2022	(2,856)	—	(2,856)
LCH	HUF	93,450,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	2.38%	6M/1Y	6/7/2028	(3,164)	(6,562)	(9,726)
LCH	HUF	73,550,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	2.44%	6M/1Y	6/8/2028	(3,754)	(5,292)	(9,046)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	HUF	155,015,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	2.70%	6M/1Y	6/13/2028	$(19,541)	$(12,226)	$(31,767)
LCH	HUF	375,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	2.97%	6M/1Y	2/8/2029	14,351	—	14,351
LCH	HUF	55,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	2.27%	6M/1Y	4/24/2029	1,863	(74)	1,789
CME	MXN	55,942,028	Receive	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	8.09%	28D/28D	1/28/2021	(4,324)	—	(4,324)
CME	MXN	57,243,005	Receive	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	8.15%	28D/28D	1/28/2021	(5,942)	—	(5,942)
CME	MXN	3,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.71%	28D/28D	1/21/2022	(1,227)	(37)	(1,264)
CME	MXN	15,505,918	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.58%	28D/28D	1/28/2022	(8,084)	(105)	(8,189)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	MXN	12,211,377	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.75%	28D/28D	6/23/2022	$(21,538)	$(848)	$(22,386)
CME	MXN	34,769,500	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.71%	28D/28D	7/7/2022	(63,765)	(819)	(64,584)
CME	MXN	19,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.35%	28D/28D	3/20/2024	(21,798)	(223)	(22,021)
CME	MXN	1,800,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.72%	28D/28D	12/3/2026	(1,585)	(56)	(1,641)
CME	MXN	3,300,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	8.16%	28D/28D	12/28/2026	1,500	(3)	1,497
CME	MXN	9,380,123	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.92%	28D/28D	1/22/2027	(2,895)	(40)	(2,935)
CME	MXN	6,685,611	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.51%	28D/28D	4/20/2027	(11,125)	(10)	(11,135)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	PLN	1,250,000	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)	2.33%	1Y/6M	4/6/2022	$3,120	$111	$3,231
LCH	PLN	20,000,000	Pay	6-month Warsaw Interbank Offered Rate (WIBOR)	1.79%	1Y/6M	3/25/2021	(11,581)	(15)	(11,596)
LCH	PLN	2,655,221	Pay	6-month Warsaw Interbank Offered Rate (WIBOR)	2.21%	1Y/6M	11/16/2021	4,282	1,332	5,614
LCH	PLN	8,300,000	Receive	6-month Warsaw Interbank Offered Rate (WIBOR)	1.99%	6M/1Y	3/25/2024	21,141	(246)	20,895
LCH	PLN	8,300,000	Receive	6-month Warsaw Interbank Offered Rate (WIBOR)	1.99%	6M/1Y	3/25/2024	21,035	(253)	20,782
LCH	PLN	1,800,000	Receive	6-month Warsaw Interbank Offered Rate (WIBOR)	2.36%	6M/1Y	4/8/2029	7,912	(170)	7,742
LCH	ZAR	101,293,721	Receive	3-month Johannesburg International Interbank Agreed Rate (JIBAR)	7.29%	3M/3M	1/7/2021	(19,079)	(578)	(19,657)
	Total							$106,172	$22,534	$128,706

At April 30, 2019, the Fund had $290,067 deposited in a segregated account to cover collateral requirements on centrally cleared swaps.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Over-the-counter interest rate swaps

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	BRL	1,152,498	Pay	1-day Overnight Brazil (CETIP)	9.73%	T/T	1/2/2020	$7,115	$14,857	$21,972
GSI	BRL	1,000,000	Pay	1-day Overnight Brazil (CETIP)	11.99%	T/T	1/2/2023	54,908	20,234	75,142
JPM	BRL	1,984,200	Pay	1-day Overnight Brazil (CETIP)	9.07%	T/T	1/2/2020	9,580	19,016	28,596
JPM	BRL	930,916	Pay	1-day Overnight Brazil (CETIP)	9.61%	T/T	1/2/2020	5,536	11,210	16,746
JPM	BRL	1,063,932	Pay	1-day Overnight Brazil (CETIP)	11.46%	T/T	1/2/2020	10,770	23,381	34,151
JPM	BRL	1,332,786	Pay	1-day Overnight Brazil (CETIP)	8.66%	T/T	1/4/2021	9,534	10,886	20,420
JPM	BRL	7,778,457	Pay	1-day Overnight Brazil (CETIP)	8.87%	T/T	1/4/2021	63,846	71,293	135,139
JPM	BRL	2,116,417	Pay	1-day Overnight Brazil (CETIP)	9.18%	T/T	1/4/2021	20,225	20,911	41,136
JPM	BRL	2,071,383	Pay	1-day Overnight Brazil (CETIP)	9.20%	T/T	1/4/2021	20,426	22,058	42,484
JPM	BRL	1,614,106	Pay	1-day Overnight Brazil (CETIP)	9.28%	T/T	1/4/2021	16,472	17,665	34,137

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	BRL	489,151	Pay	1-day Overnight Brazil (CETIP)	10.04%	T/T	1/4/2021	$6,933	$7,148	$14,081
JPM	BRL	31,354	Pay	1-day Overnight Brazil (CETIP)	10.23%	T/T	1/4/2021	478	491	969
JPM	CLP	231,188,535	Pay	Sinacofi Chile Interbank Rate Avg. (CLICP)	3.43%	6M/6M	5/10/2022	1,669	888	2,557
GSI	HUF	359,014,464	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.27%	6M/1Y	1/10/2022	(9,221)	(3,607)	(12,828)
GSI	HUF	500,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)	0.84%	1Y/6M	9/21/2022	(20,295)	8,928	(11,367)
JPM	HUF	600,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	0.85%	6M/1Y	10/10/2019	(5,482)	(9,332)	(14,814)
JPM	HUF	382,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	0.69%	6M/1Y	4/20/2020	(3,520)	(124)	(3,644)
JPM	HUF	128,246,450	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.38%	6M/1Y	6/17/2021	(5,461)	(4,788)	(10,249)
JPM	HUF	45,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.30%	6M/1Y	4/6/2022	(1,105)	(100)	(1,205)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	MXN	9,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.37%	28D/28D	3/17/2021	$(22,910)	$(578)	$(23,488)
GSI	MXN	28,033,731	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.90%	28D/28D	9/12/2022	(89,213)	(214)	(89,427)
GSI	MXN	10,713,184	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.21%	28D/28D	12/8/2025	(51,448)	(831)	(52,279)
GSI	MXN	9,462,643	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.17%	28D/28D	3/5/2026	(48,111)	(646)	(48,757)
GSI	MXN	5,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.38%	28D/28D	9/16/2026	(24,121)	(326)	(24,447)
JPM	MXN	7,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.13%	28D/28D	6/18/2026	(40,463)	(703)	(41,166)
GSI	RUB	337,196,904	Pay	3-month Moscow Prime Offered Rate (MOSPRIME)	9.01%	1Y/3M	2/21/2021	26,443	—	26,443

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	RUB	223,218,139	Pay	3-month Moscow Prime Offered Rate (MOSPRIME)	8.11%	1Y/3M	3/23/2022	$(21,222)	$—	$(21,222)
Total								$(88,637)	$227,717	$139,080

For the six months ended April 30, 2019, the average notional value of cross currency swaps and interest rate swaps for the Fund was $35,205,631 when the Fund paid the fixed rate and $47,458,724 when the Fund received the fixed rate.

At April 30, 2019, the Fund had cash collateral of $140,000 deposited in a segregated account for Citibank, N.A. and received cash collateral of $360,000 from JPMorgan Chase Bank, N.A. to cover collateral requirements on over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds(a)	$—	$53,011	$—	$53,011
Foreign Government Securities(a)	—	126,812	—	126,812
Short-Term Investments	—	5,008	—	5,008
Total Investments	$—	$184,831	$—	$184,831

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2019:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$60	$—	$—	$60
Liabilities	(181)	—	—	(181)
Forward Contracts(a)
Assets	—	1,015	—	1,015
Liabilities	—	(771)	—	(771)
Swaps
Assets	—	1,036	—	1,036
Liabilities	—	(825)	—	(825)
Total	$(121)	$455	$—	$334

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) April 30, 2019

NUMBER OF SHARES		VALUE
		(000's omitted)
Common Stocks 0.2%
Business Equipment & Services 0.1%
21,820	Brock Holdings III, Inc.	$436	*(a)(b)(c)
Media - Broadcast 0.1%
16,445	Cumulus Media, Inc., Class A	298	*
	Total Common Stocks (Cost $592)	734
PRINCIPAL AMOUNT
(000's omitted)
Loan Assignments(d) 88.3%
Aerospace & Defense 1.2%
$585	Accudyne Industries, LLC, Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 8/18/2024	585
750	Atlantic Aviation FBO Inc., Term Loan B, (1 month USD LIBOR + 3.75%), 6.24%, due 12/6/2025	758	(b)
843	Science Applications International Corporation, Term Loan B, (USD LIBOR + 1.75%), due 10/31/2025	841	(e)(f)
2,106	TransDigm, Inc., Term Loan F, (1 month USD LIBOR + 2.50%), 4.98%, due 6/9/2023	2,098
		4,282
Air Transport 0.1%
335	American Airlines, Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.23%, due 6/27/2025	330
Automotive 1.2%
1,060	Belron Finance US LLC, Term Loan B, (3 month USD LIBOR + 2.25%), 4.99%, due 11/7/2024	1,057
1,190	Panther BF Aggregator 2 L.P., Term Loan B, (USD LIBOR + 3.50%), due 3/18/2026	1,194	(e)(f)
1,865	Wand NewCo 3, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.98%, due 2/5/2026	1,876
		4,127
Building & Development 4.1%
737	American Builders & Contractors Supply Co., Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 10/31/2023	730
637	Beacon Roofing Supply, Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 1/2/2025	632
	Capital Automotive L.P.
786	First Lien Term Loan, (1 month USD LIBOR + 2.50%), 4.99%, due 3/24/2024	783
963	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.48%, due 3/24/2025	965
1,097	Core & Main LP, Term Loan B, (3 month USD LIBOR + 3.00%), 5.63%, due 8/1/2024	1,098
730	CPG International Inc., Term Loan, (6 month USD LIBOR + 3.75%), 6.63%, due 5/5/2024	728
1,751	DTZ U.S. Borrower LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 8/21/2025	1,751
1,095	Forterra Finance, LLC, Term Loan B, (1 month USD LIBOR + 3.00%), 5.48%, due 10/25/2023	1,013
281	Hamilton Holdco, LLC, Term Loan B, (3 month USD LIBOR + 2.00%), 4.61%, due 7/2/2025	281	(b)
302	HD Supply, Inc., Term Loan B5, (1 month USD LIBOR + 1.75%), 4.23%, due 10/17/2023	303
850	Jeld-Wen Inc., First Lien Term Loan, (USD LIBOR + 2.00%), due 12/14/2024	845	(e)(f)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$279	NCI Building Systems, Inc., Term Loan, (3 month USD LIBOR + 3.75%), 6.35%, due 4/12/2025	$274
683	Quikrete Holdings, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 11/15/2023	679
1,360	Realogy Group LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 2/8/2025	1,327
1,166	VICI Properties 1 LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.49%, due 12/20/2024	1,164
1,667	Wilsonart LLC, Term Loan B, (3 month USD LIBOR + 3.25%), 5.86%, due 12/19/2023	1,662	(e)(f)
		14,235
Business Equipment & Services 11.3%
1,046	Acosta Holdco, Inc., Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 9/26/2021	442
	Advantage Sales & Marketing, Inc.
630	Term Loan B2, (1 month USD LIBOR + 3.25%), 5.73%, due 7/25/2021	550
231	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.98%, due 7/25/2022	171
855	AECOM, Term Loan B, (USD LIBOR + 1.75%), due 3/13/2025	848	(e)(f)
1,335	AlixPartners, LLP, Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 4/4/2024	1,336
268	ASGN Incorporated, Term Loan B2, (1 month USD LIBOR + 2.00%), 4.48%, due 4/2/2025	268
356	BrightView Landscapes, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.50%), 5.00%, due 8/15/2025	356
300	Carbonite, Inc, Term Loan B, (2 month USD LIBOR + 3.75%), 6.31%, due 3/26/2026	302
925	Cast and Crew Payroll, LLC, First Lien Term Loan, (1 month USD LIBOR + 4.00%), 6.49%, due 2/9/2026	931	(e)(f)
1,444	Ceridian HCM Holding Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.50%, due 4/30/2025	1,451	(b)
1,794	Change Healthcare Holdings LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 3/1/2024	1,793
605	ConvergeOne Holdings Corporation, Term Loan, (1 month USD LIBOR + 5.00%), 7.48%, due 1/4/2026	593
600	Cortes NP Acquisition Corporation, Term Loan B, (3 month USD LIBOR + 4.00%), 6.63%, due 11/30/2023	573	(b)
703	Cypress Intermediate Holdings III, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.24%, due 4/26/2024	701
1,327	Deerfield Dakota Holding, LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 2/13/2025	1,308
	DiscoverOrg, LLC
630	First Lien Term Loan, (3 month USD LIBOR + 4.50%), 7.24%, due 2/2/2026	626
95	Second Lien Term Loan, (3 month USD LIBOR + 8.50%), 11.24%, due 2/1/2027	95	(b)
1,300	EIG Investors Corp., First Lien Term Loan, (3 month USD LIBOR + 3.75%), 6.39%, due 2/9/2023	1,299	(e)(f)
807	Element Materials Technology Group US Holdings Inc., Term Loan B, (6 month USD LIBOR + 3.50%), 6.15%, due 6/28/2024	804
623	Financial & Risk US Holdings, Inc., Term Loan, (1 month USD LIBOR + 3.75%), 6.23%, due 10/1/2025	616
204	FrontDoor Inc, Term Loan B, (1 month USD LIBOR + 2.50%), 5.00%, due 8/14/2025	204
1,542	Garda World Security Corporation, Term Loan, (3 month USD LIBOR + 3.50%), 6.12%, due 5/24/2024	1,538
840	Global Payments Inc., Term Loan B4, (USD LIBOR + 1.75%), due 10/17/2025	838	(e)(f)
1,320	Greeneden U.S. Holdings II, LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 12/1/2023	1,321	(e)(f)
447	Iron Mountain, Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.23%, due 1/2/2026	438
	Kronos Incorporated
1,439	Term Loan B, (3 month USD LIBOR + 3.00%), 5.74%, due 11/1/2023	1,440
230	Second Lien Term Loan, (3 month USD LIBOR + 8.25%), 10.99%, due 11/1/2024	237
845	Learning Care Group, Inc., First Lien Term Loan, (USD LIBOR + 3.25%), due 3/13/2025	842	(e)(f)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,308	MX Holdings US, Inc., Term Loan B1C, (1 month USD LIBOR + 3.00%), 5.48%, due 7/31/2025	$1,310
320	ON Assignment, Inc., Term Loan B1, (1 month USD LIBOR + 2.00%), 4.48%, due 6/3/2022	320
1,293	Presidio, Inc., Term Loan B, (USD LIBOR + 2.75%), 5.34%, due 2/2/2024	1,291	(g)
2,614	Prime Security Services Borrower, LLC, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 5/2/2022	2,616	(e)(f)
582	ServiceMaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.98%, due 11/8/2023	581	(e)(f)
1,675	ServPro Borrower, LLC, Term Loan B, (USD LIBOR + 3.50%), due 4/11/2026	1,675	(b)(e)(f)
1,413	Solera, LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 3/3/2023	1,414
665	Switch, Ltd., Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 6/27/2024	663
1,252	Tempo Acquisition LLC, Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 5/1/2024	1,252
1,675	Trans Union, LLC, Term Loan B4, (USD LIBOR + 2.00%), due 6/19/2025	1,674	(e)(f)
	West Corporation
352	Term Loan B1, (3 month USD LIBOR + 3.50%), 6.13%, due 10/10/2024	339	(b)
1,556	Term Loan, (3 month USD LIBOR + 4.00%), 6.63%, due 10/10/2024	1,503
786	WEX Inc., Term Loan B2, (1 month USD LIBOR + 2.25%), 4.73%, due 6/30/2023	787
1,704	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (3 month USD LIBOR + 2.75%), 5.36%, due 5/18/2025	1,658
		39,004
Cable & Satellite Television 5.2%
365	Altice Financing SA, Term Loan B, (1 month USD LIBOR + 2.75%), 5.22%, due 7/15/2025	352
2,040	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.47%, due 8/14/2026	1,994
1,223	Charter Communications Operating, LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.49%, due 4/30/2025	1,225
545	Cogeco Communications (USA) II L.P., First Lien Term Loan, (1 month USD LIBOR + 2.25%), 4.73%, due 1/3/2025	543
	CSC Holdings, LLC
964	First Lien Term Loan, (1 month USD LIBOR + 2.25%), 4.72%, due 7/17/2025	959
434	Term Loan, (1 month USD LIBOR + 2.25%), 4.72%, due 1/15/2026	432
730	Term Loan B, (USD LIBOR + 3.00%), due 4/15/2027	732	(e)(f)
787	Lions Gate Capital Holdings LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 3/24/2025	782
126	Mission Broadcasting, Inc., Term Loan B3, (1 month USD LIBOR + 2.25%), 4.75%, due 1/17/2024	125
670	Nexstar Broadcasting, Inc., Term Loan B3, (1 month USD LIBOR + 2.25%), 4.73%, due 1/17/2024	666
1,441	Numericable Group SA, Term Loan B11, (1 month USD LIBOR + 2.75%), 5.23%, due 7/31/2025	1,389
1,681	Radiate Holdco, LLC, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 2/1/2024	1,675
920	Telenet Financing USD LLC, Term Loan AN, (1 month USD LIBOR + 2.25%), 4.72%, due 8/15/2026	917
	Unitymedia Finance LLC
1,760	Term Loan E, (1 month USD LIBOR + 2.00%), 4.47%, due 6/1/2023	1,755	(e)(f)
660	Term Loan B, (1 month USD LIBOR + 2.25%), 4.72%, due 9/30/2025	659
1,205	Virgin Media Bristol LLC, Term Loan K, (1 month USD LIBOR + 2.50%), 4.97%, due 1/15/2026	1,208
1,708	WideOpenWest Finance LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.74%, due 8/18/2023	1,676
1,060	Ziggo Secured Finance Partnership, Term Loan E, (1 month USD LIBOR + 2.50%), 4.97%, due 4/15/2025	1,050
		18,139
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Chemicals & Plastics 3.5%
$334	Allnex (Luxembourg) & Cy S.C.A., Term Loan B2, (3 month USD LIBOR + 3.25%), 5.88%, due 9/13/2023	$334
251	Allnex USA, Inc., Term Loan B3, (3 month USD LIBOR + 3.25%), 5.88%, due 9/13/2023	251
439	Axalta Coating Systems US Holdings Inc., Term Loan B3, (3 month USD LIBOR + 1.75%), 4.35%, due 6/1/2024	436
1,645	Diamond (BC) B.V., Term Loan, (USD LIBOR + 3.00%), 5.58%, due 9/6/2024	1,584	(b)(g)
436	H.B. Fuller Company, Term Loan B, (1 month USD LIBOR + 2.00%), 4.49%, due 10/20/2024	434
1,675	Hexion Inc, Term Loan, (USD LIBOR + 2.75%), due 10/1/2020	1,677	(e)(f)
434	Ineos US Finance LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 3/31/2024	432
	Invictus U.S., LLC
480	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 3/28/2025	480
150	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.23%, due 3/28/2026	149	(b)
675	Messer Industries GmbH, Term Loan, (3 month USD LIBOR + 2.50%), 5.10%, due 3/1/2026	673
345	Momentive Performance Materials Inc., Term Loan B, (USD LIBOR + 3.25%), due 4/16/2024	345	(b)(e)(f)
1,131	PQ Corporation, Term Loan B, (3 month USD LIBOR + 2.50%), 5.08%, due 2/8/2025	1,130	(e)(f)
45	Solenis Holdings LLC, Second Lien Term Loan, (USD LIBOR + 8.50%), due 6/26/2026	44	(e)(f)
779	Solenis International LP, First Lien Term Loan, (3 month USD LIBOR + 4.00%), 6.63%, due 6/26/2025	781
2,015	Starfruit Finco B.V, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 10/1/2025	2,006
1,429	Univar Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 7/1/2024	1,429
		12,185
Conglomerates 0.2%
698	Penn Engineering & Manufacturing Corp., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 6/27/2024	697
Containers & Glass Products 2.7%
654	Albea Beauty Holdings S.A, Term Loan B2, (6 month USD LIBOR + 3.00%), 5.89%, due 4/22/2024	652
1,727	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.51%, due 11/7/2025	1,704	(g)
	Berry Global, Inc.
53	Term Loan S, (1 month USD LIBOR + 1.75%), 4.23%, due 2/8/2020	53
335	Term Loan T, (1 month USD LIBOR + 1.75%), 4.23%, due 1/6/2021	334
652	Term Loan R, (1 month USD LIBOR + 2.00%), 4.48%, due 1/19/2024	649
1,341	BWAY Holding Company, Term Loan B, (3 month USD LIBOR + 3.25%), 5.85%, due 4/3/2024	1,323
700	Consolidated Container Company LLC, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 5/22/2024	695
2,034	Reynolds Group Holdings Inc., Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 2/5/2023	2,036	(e)(f)
852	TricorBraun Holdings, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.75%), 6.35%, due 11/30/2023	850	(g)
1,013	Trident TPI Holdings, Inc., Term Loan B1, (1 month USD LIBOR + 3.25%), 5.73%, due 10/17/2024	988
		9,284
Cosmetics - Toiletries 0.1%
527	Prestige Brands, Inc., Term Loan B4, (1 month USD LIBOR + 2.00%), 4.48%, due 1/26/2024	525

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Diversified Insurance 0.7%
$954	Hub International Limited, Term Loan B, (USD LIBOR + 2.75%), 5.34%, due 4/25/2025	$944	(g)
1,571	Sedgwick Claims Management Services, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 12/31/2025	1,566
		2,510
Drugs 3.4%
730	Akorn, Inc., Term Loan B, (1 month USD LIBOR + 5.50%), 8.00%, due 4/16/2021	632
1,704	Amneal Pharmaceuticals LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 6.00%, due 5/4/2025	1,707
130	Catalent Pharma Solutions Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 5/20/2024	129
2,010	Endo Luxembourg Finance Company I S.a r.l., Term Loan B, (1 month USD LIBOR + 4.25%), 6.75%, due 4/29/2024	1,985
2,829	Jaguar Holding Company II, Term Loan, (1 month USD LIBOR + 2.50%), 4.98%, due 8/18/2022	2,810
	Mallinckrodt International Finance S.A.
1,341	Term Loan B, (3 month USD LIBOR + 2.75%), 5.35%, due 9/24/2024	1,200
138	Term Loan B, (3 month USD LIBOR + 3.00%), 5.69%, due 2/24/2025	125
3,350	Valeant Pharmaceuticals International, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.47%, due 6/2/2025	3,363
		11,951
Ecological Services & Equipment 0.6%
1,493	Advanced Disposal Services Inc., Term Loan B3, (1 week USD LIBOR + 2.25%), 4.68%, due 11/10/2023	1,495
468	GFL Environmental Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.48%, due 5/30/2025	463
		1,958
Electronics-Electrical 8.0%
	Applied Systems, Inc.
1,202	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 9/19/2024	1,200
500	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.48%, due 9/19/2025	508
761	Avast Software B.V., Term Loan B, (3 month USD LIBOR + 2.25%), 4.85%, due 9/30/2023	764
265	Barracuda Networks, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.74%, due 2/12/2025	265
115	CommScope, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 4/6/2026	116
1,154	Dell International LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.49%, due 9/7/2023	1,154
	Dynatrace LLC
1,305	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 8/22/2025	1,308
144	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.48%, due 8/21/2026	143	(b)
2,195	Epicor Software Corporation, First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.74%, due 6/1/2022	2,194
1,246	Go Daddy Operating Company, LLC, Term Loan, (1 month USD LIBOR + 2.00%), 4.48%, due 2/15/2024	1,248
	Hyland Software, Inc.
851	Term Loan 3, (1 month USD LIBOR + 3.50%), 5.98%, due 7/1/2024	854
461	Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.48%, due 7/7/2025	463
450	IGT Holding IV AB, Term Loan B, (3 month USD LIBOR + 3.75%), 6.35%, due 7/31/2024	441	(b)
1,819	Infor (US), Inc., Term Loan B6, (1 month USD LIBOR + 2.75%), 5.23%, due 2/1/2022	1,820
579	Informatica LLC, Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 8/5/2022	580
798	Lumentum Holdings, First Lien Term Loan, (1 month USD LIBOR + 2.50%), 4.98%, due 12/10/2025	799

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	McAfee, LLC
$1,438	Term Loan B, (1 month USD LIBOR + 3.75%), 6.23%, due 9/30/2024	$1,446
285	Second Lien Term Loan, (1 month USD LIBOR + 8.50%), 10.98%, due 9/29/2025	288
380	Microchip Technology Incorporated, Term Loan B, (1 month USD LIBOR + 2.00%), 4.49%, due 5/29/2025	379
185	MKS Instruments, Inc., Term Loan B5, (1 month USD LIBOR + 2.25%), 4.73%, due 2/2/2026	185
	Optiv Security, Inc.
1,319	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 2/1/2024	1,242
425	Second Lien Term Loan, (1 month USD LIBOR + 7.25%), 9.73%, due 2/1/2025	400	(b)
	Project Alpha Intermediate Holding, Inc.
460	Term Loan B, (USD LIBOR + 3.50%), due 4/26/2024	457	(e)(f)
250	Term Loan B, (USD LIBOR + 4.25%), due 4/26/2024	251	(e)(f)
2,908	Rackspace Hosting, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.74%, due 11/3/2023	2,749
713	Riverbed Technology, Inc., Term Loan, (1 month USD LIBOR + 3.25%), 5.74%, due 4/24/2022	628
2,038	Sophia, L.P., Term Loan B, (3 month USD LIBOR + 3.25%), 5.85%, due 9/30/2022	2,038
283	Southwire Company, Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 5/19/2025	282
578	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.73%, due 4/16/2025	578
	SS&C Technologies Inc.
585	Term Loan B5, (USD LIBOR + 2.25%), due 4/16/2025	585	(e)(f)
809	Term Loan B3, (1 month USD LIBOR + 2.25%), 4.73%, due 4/16/2025	809
1,077	Vertafore, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 7/2/2025	1,067
515	Western Digital Corporation, Term Loan B4, (1 month USD LIBOR + 1.75%), 4.23%, due 4/29/2023	510
		27,751
Equipment Leasing 0.4%
1,295	Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 month USD LIBOR + 2.00%), 4.49%, due 1/15/2025	1,294
Financial Intermediaries 2.0%
200	Blackstone Mortgage Trust, Inc., Term Loan B, (USD LIBOR + 2.50%), due 4/8/2026	200	(e)(f)
997	Citco Funding LLC, Term Loan, (1 month USD LIBOR + 2.50%), 4.98%, due 9/28/2023	994
	Edelman Financial Center, LLC
1,058	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.72%, due 7/21/2025	1,060
240	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.22%, due 7/20/2026	244	(b)
967	Fortress Investment Group LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 12/27/2022	970
809	Grosvenor Capital Management Holdings, LLP, Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 3/31/2025	809	(b)
744	Guggenheim Partners, LLC, Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 7/21/2023	745
834	LPL Holdings, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.25%), 4.74%, due 9/23/2024	835	(b)
446	PI US MergerCo, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.98%, due 12/20/2024	445
537	RPI Finance Trust, Term Loan B6, (1 month USD LIBOR + 2.00%), 4.48%, due 3/27/2023	537
		6,839
Food & Drug Retailers 0.3%
899	Albertsons, LLC, Term Loan B5, (3 month USD LIBOR + 3.00%), 5.61%, due 12/21/2022	899

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food Products 1.0%
$881	CHG PPC Parent LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 3/31/2025	$881
709	Del Monte Foods, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.25%), 5.90%, due 2/18/2021	541
840	Jacobs Douwe Egberts International B.V., Term Loan B, (1 month USD LIBOR + 2.00%), 4.56%, due 11/1/2025	841
586	Nomad Foods Europe Midco Limited, Term Loan B4, (1 month USD LIBOR + 2.25%), 4.72%, due 5/15/2024	582
792	Post Holdings Inc., Term Loan, (1 month USD LIBOR + 2.00%), 4.49%, due 5/24/2024	792
		3,637
Food Service 1.3%
1,924	1011778 B.C. Unlimited Liability Company, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.73%, due 2/16/2024	1,918
803	US Foods, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 6/27/2023	800
1,683	Welbilt, Inc., Term Loan B, (1 month USD LIBOR + 2.50%), 4.98%, due 10/23/2025	1,679	(b)(e)(f)
		4,397
Health Care 6.9%
1,248	Acadia Healthcare Company, Inc., Term Loan B4, (1 month USD LIBOR + 2.50%), 4.98%, due 2/16/2023	1,244	(e)(f)
290	Agiliti Health, Inc., Term Loan, (1 month USD LIBOR + 3.00%), 5.56%, due 1/4/2026	289	(b)
910	Auris Luxembourg III S.a.r.l., Term Loan B2, (1 month USD LIBOR + 3.75%), 6.23%, due 2/27/2026	915
	Concentra Inc.
1,700	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 6/1/2022	1,698
525	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.98%, due 6/1/2023	528
916	Convatec Inc., Term Loan B, (3 month USD LIBOR + 2.25%), 4.85%, due 10/31/2023	914	(e)(f)
1,556	Envision Healthcare Corporation, First Lien Term Loan, (1 month USD LIBOR + 3.75%), 6.23%, due 10/10/2025	1,502
1,340	Grifols Worldwide Operations USA, Inc., Term Loan, (1 week USD LIBOR + 2.25%), 4.67%, due 1/31/2025	1,342
851	HCA Inc., Term Loan B10, (1 month USD LIBOR + 2.00%), 4.48%, due 3/13/2025	853
695	IQVIA Inc., Term Loan B3, (1 month USD LIBOR + 1.75%), 4.23%, due 6/11/2025	692
1,366	MPH Acquisition Holdings LLC, Term Loan B, (3 month USD LIBOR + 2.75%), 5.35%, due 6/7/2023	1,352
1,171	Ortho-Clinical Diagnostics SA, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 6/30/2025	1,148
	Pearl Intermediate Parent LLC
145	Term Loan, (USD LIBOR + 2.75%), 4.22%, due 2/14/2025	139	(g)
643	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 2/14/2025	619
233	Second Lien Term Loan, (1 month USD LIBOR + 6.25%), 8.73%, due 2/13/2026	226	(b)
947	Project Ruby Ultimate Parent Corp., Term Loan B, (1 month USD LIBOR + 3.50%), 5.98%, due 2/9/2024	939
529	Select Medical Corporation, Term Loan B, (1 month USD LIBOR + 2.50%), 4.99%, due 3/6/2025	529	(b)
	Sound Inpatient Physicians
824	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 6/27/2025	823
215	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.23%, due 6/26/2026	214
332	Surgery Center Holdings, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.74%, due 9/2/2024	328
824	Syneos Health, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 8/1/2024	821
2,077	Team Health Holdings, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 2/6/2024	1,945

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Tivity Health Inc.
$332	Term Loan A, (1 month USD LIBOR + 4.25%), 6.73%, due 3/5/2024	$329
981	Term Loan B, (1 month USD LIBOR + 5.25%), 7.73%, due 3/5/2026	965
1,675	Verscend Holding Corp., Term Loan B, (1 month USD LIBOR + 4.50%), 6.98%, due 8/27/2025	1,683
290	Vizient, Inc., Term Loan B4, (1 month USD LIBOR + 2.75%), 5.23%, due 2/13/2023	290	(e)(f)
1,680	VVC Holding Corp., Term Loan B, (3 month USD LIBOR + 4.50%), 7.20%, due 2/11/2026	1,688	(e)(f)
		24,015
Industrial Equipment 3.7%
1,000	AI Alpine AT Bidco GmbH, Term Loan B, (3 month USD LIBOR + 3.25%), 5.99%, due 10/31/2025	988	(b)
840	Altra Industrial Motion Corp., Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 10/1/2025	838
	Brookfield WEC Holdings Inc.
1,277	First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.98%, due 8/1/2025	1,284
165	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.23%, due 8/3/2026	167
850	Circor International, Inc., First Lien Term Loan, (USD LIBOR + 3.50%), due 12/11/2024	848	(e)(f)
670	Clark Equipment Company, Term Loan B, (3 month USD LIBOR + 2.00%), 4.60%, due 5/18/2024	667
	Crosby US Acquisition Corp.
1,530	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.49%, due 11/23/2020	1,512
440	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.49%, due 11/22/2021	430
1,182	Filtration Group Corporation, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 3/29/2025	1,184
593	Gardner Denver, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 7/30/2024	593
1,308	Gates Global LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 4/1/2024	1,309	(e)(f)
442	Harsco Corporation, Term Loan B1, (1 month USD LIBOR + 2.25%), 4.75%, due 12/6/2024	443
411	Hyster-Yale Group, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 5/30/2023	407
1,065	Milacron LLC, Term Loan B, (1 month USD LIBOR + 2.50%), 4.98%, due 9/28/2023	1,055
965	Pro Mach Group, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.22%, due 3/7/2025	942
310	Sundyne US Purchaser, Inc., Term Loan, (USD LIBOR + 4.00%), due 4/23/2026	310	(b)
		12,977
Leisure Goods - Activities - Movies 3.3%
1,375	AMC Entertainment Holdings Inc., Term Loan, (USD LIBOR + 3.00%), due 4/22/2026	1,378	(e)(f)
840	Churchill Downs Incorporated, Term Loan B, (USD LIBOR + 2.00%), due 12/27/2024	839	(e)(f)
1,042	CityCenter Holdings, LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 4/18/2024	1,041	(e)(f)
1,608	Crown Finance US, Inc., Term Loan, (1 month USD LIBOR + 2.25%), 4.73%, due 2/28/2025	1,600
1,610	Delta 2 (LUX) S.a.r.l., Term Loan, (1 month USD LIBOR + 2.50%), 4.98%, due 2/1/2024	1,585
639	Emerald Expositions Holding, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 5/22/2024	633	(b)
785	Match Group Inc., Term Loan B, (2 month USD LIBOR + 2.50%), 5.04%, due 11/16/2022	785
1,790	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1 month USD LIBOR + 3.00%), 5.48%, due 3/31/2024	1,783
240	Six Flags Theme Parks, Inc., Term Loan B, (USD LIBOR + 2.00%), due 4/9/2026	240	(e)(f)
1,410	WMG Acquisition Corp., Term Loan F, (1 month USD LIBOR + 2.13%), 4.61%, due 11/1/2023	1,407
		11,291

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Lodging & Casinos 5.8%
$845	Aristocrat Technologies, Inc., First Lien Term Loan, (3 month USD LIBOR + 1.75%), 4.34%, due 10/19/2024	$843
717	Boyd Gaming Corporation, Term Loan B3, (1 week USD LIBOR + 2.25%), 4.67%, due 9/15/2023	717
690	Caesars Entertainment Operating Company, Term Loan, (1 month USD LIBOR + 2.00%), 4.48%, due 10/6/2024	687
2,174	Caesars Resort Collection, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 12/22/2024	2,179
921	Eldorado Resorts LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.75%, due 4/17/2024	920
570	Four Seasons Hotels Limited, First Lien Term Loan, (1 month USD LIBOR + 2.00%), 4.48%, due 11/30/2023	570
1,321	Golden Entertainment, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 10/21/2024	1,321
386	GVC Holdings PLC, Term Loan B2, (1 month USD LIBOR + 2.50%), 4.98%, due 3/29/2024	385
845	Las Vegas Sands LLC, Term Loan B, (USD LIBOR + 1.75%), due 3/27/2025	844	(e)(f)
1,021	MGM Growth Properties Operating Partnership LP, Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 3/21/2025	1,020
1,826	Mohegan Tribal Gaming Authority, Term Loan B, (1 month USD LIBOR + 4.00%), 6.48%, due 10/13/2023	1,746
464	Penn National Gaming, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 10/15/2025	464
429	RHP Hotel Properties, LP, Term Loan B, (3 month USD LIBOR + 2.00%), 4.61%, due 5/11/2024	428
2,205	Scientific Games International, Inc., Term Loan B5, (1 month USD LIBOR + 2.75%), 5.23%, due 8/14/2024	2,198
979	Stars Group Holdings B.V. (The), Term Loan, (3 month USD LIBOR + 3.50%), 6.10%, due 7/10/2025	983
1,328	Station Casinos LLC, Term Loan B, (1 month USD LIBOR + 2.50%), 4.99%, due 6/8/2023	1,329
2,341	Twin River Management Group, Inc., Term Loan B, (1 month USD LIBOR + 3.50%), 5.98%, due 7/10/2020	2,341
1,019	Wynn Resorts, Limited, Term Loan B, (1 month USD LIBOR + 2.25%), 4.76%, due 10/30/2024	1,010	(e)(f)
		19,985
Nonferrous Metals - Minerals 0.2%
694	Covia Holdings Corporation, Term Loan, (USD LIBOR + 3.75%), due 6/1/2025	616	(e)(f)
Oil & Gas 3.3%
1,320	BCP Raptor II, LLC, First Lien Term Loan, (3 month USD LIBOR + 4.75%), 7.37%, due 11/3/2025	1,277
1,626	BCP Raptor, LLC, Term Loan B, (3 month USD LIBOR + 4.25%), 6.88%, due 6/24/2024	1,569
1,494	BCP Renaissance Parent LLC, Term Loan B, (3 month USD LIBOR + 3.50%), 6.08%, due 10/31/2024	1,500
679	Brazos Delaware II, LLC, Term Loan B, (1 month USD LIBOR + 4.00%), 6.49%, due 5/21/2025	665
735	Gavilan Resources, LLC, Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.48%, due 3/1/2024	546
1,639	Lucid Energy Group II LLC, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 2/17/2025	1,603
1,365	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 10/30/2024	1,358
866	NorthRiver Midstream Finance LP, Term Loan B, (3 month USD LIBOR + 3.25%), 5.85%, due 10/1/2025	868

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$650	Prairie ECI Acquiror LP, Term Loan B, (3 month USD LIBOR + 4.75%), 7.37%, due 3/11/2026	$656	(e)(f)
1,294	Traverse Midstream Partners LLC, Term Loan, (3 month USD LIBOR + 4.00%), 6.59%, due 9/27/2024	1,287
		11,329
Property & Casualty Insurance 1.0%
	Asurion LLC
2,703	Term Loan B7, (1 month USD LIBOR + 3.00%), 5.48%, due 11/3/2024	2,710	(e)(f)
705	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.98%, due 8/4/2025	718
		3,428
Publishing 0.6%
553	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.35%, due 11/3/2023	484
1,471	Nielsen Finance LLC, Term Loan B4, (1 month USD LIBOR + 2.00%), 4.47%, due 10/4/2023	1,465
		1,949
Radio & Television 1.9%
1,270	Cumulus Media New Holdings Inc., Term Loan, (1 month USD LIBOR + 4.50%), 6.99%, due 5/15/2022	1,258
900	E.W. Scripps Company (The), Term Loan B, (USD LIBOR + 2.75%), due 4/3/2026	902	(b)(e)(f)
224	Gray Television, Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 2/7/2024	224
3,256	iHeartCommunications, Inc., Term Loan D, (3 month USD LIBOR + 6.75%), due 1/30/2020	2,408	(h)
1,957	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 5.23%, due 3/15/2024	1,881
		6,673
Retailers (except food & drug) 2.9%
3,098	Bass Pro Group, LLC, Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%, due 9/25/2024	3,090
2,436	BJ's Wholesale Club, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.47%, due 2/3/2024	2,446
	EG America LLC
1,229	Term Loan, (3 month USD LIBOR + 4.00%), 6.60%, due 2/7/2025	1,214
155	Second Lien Term Loan, (3 month USD LIBOR + 8.00%), 10.60%, due 4/20/2026	152
634	EG Group Limited, Term Loan B, (3 month USD LIBOR + 4.00%), 6.60%, due 2/7/2025	626
636	PetSmart, Inc., Term Loan, (1 month USD LIBOR + 4.25%), 6.73%, due 3/11/2022	613
2,059	Staples, Inc., Term Loan, (3 month USD LIBOR + 5.00%), 7.60%, due 4/9/2026	2,032
		10,173
Steel 1.0%
1,302	Big River Steel LLC, Term Loan B, (3 month USD LIBOR + 5.00%), 7.60%, due 8/23/2023	1,311
954	MRC Global (US) Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.00%), 5.48%, due 9/20/2024	956
1,145	TMS International Corp., Term Loan B2, (USD LIBOR + 2.75%), 5.29%, due 8/14/2024	1,145	(b)(g)
		3,412

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Surface Transport 0.6%
$850	Avis Budget Car Rental, LLC, Term Loan B, (USD LIBOR + 2.00%), due 2/13/2025	$840	(e)(f)
1,370	Hertz Corporation, (The), Term Loan B, (1 month USD LIBOR + 2.75%), 5.24%, due 6/30/2023	1,369	(e)(f)
		2,209
Telecommunications 6.1%
2,936	CenturyLink, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 1/31/2025	2,916	(e)(f)
284	Communications Sales & Leasing, Inc., Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%, due 10/24/2022	280
725	Consolidated Communications, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.48%, due 10/4/2023	713
1,067	Frontier Communications Corp., Term Loan B1, (1 month USD LIBOR + 3.75%), 6.24%, due 6/15/2024	1,041
2,317	GTT Communications, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 5/31/2025	2,241
	Intelsat Jackson Holdings S.A.
2,070	Term Loan B3, (1 month USD LIBOR + 3.75%), 6.23%, due 11/27/2023	2,066
951	Term Loan B5, 6.63%, due 1/2/2024	957	(i)
145	Term Loan B4, (1 month USD LIBOR + 4.50%), 6.98%, due 1/2/2024	146
1,480	Level 3 Financing Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 2/22/2024	1,480	(e)(f)
834	MTN Infrastructure TopCo Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.00%), 5.48%, due 11/15/2024	833
176	SBA Senior Finance II LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.49%, due 4/11/2025	175
	Sprint Communications, Inc.
1,477	First Lien Term Loan B, (1 month USD LIBOR + 2.50%), 5.00%, due 2/2/2024	1,433
1,722	Term Loan B, (1 month USD LIBOR + 3.00%), 5.50%, due 2/2/2024	1,694
	Syniverse Holdings, Inc.
2,064	First Lien Term Loan, (1 month USD LIBOR + 5.00%), 7.47%, due 3/9/2023	1,962
265	Second Lien Term Loan, (1 month USD LIBOR + 9.00%), 11.47%, due 3/11/2024	200
1,429	Telesat Canada, Term Loan B4, (3 month USD LIBOR + 2.50%), 5.11%, due 11/17/2023	1,423
305	Windstream Holdings Inc., Term Loan, (USD LIBOR + 2.50%), due 2/26/2021	305	(e)(f)
305	Windstream Services, LLC, Term Loan B7, (3 month USD LIBOR + 4.25%), 9.75%, due 2/17/2024	309
819	Zayo Group, LLC, Term Loan, (1 month USD LIBOR + 2.25%), 4.73%, due 1/19/2024	818
		20,992
Utilities 3.7%
744	Calpine Construction Finance Company, L.P., Term Loan B, (1 month USD LIBOR + 2.50%), 4.98%, due 1/15/2025	744
	Calpine Corporation
666	Term Loan B5, (3 month USD LIBOR + 2.50%), 5.11%, due 1/15/2024	667
850	Term Loan B9, (3 month USD LIBOR + 2.75%), 5.34%, due 4/5/2026	852
490	Carroll County Energy, LLC, Term Loan B, (3 month USD LIBOR + 3.50%), 6.10%, due 2/15/2026	493
1,213	Compass Power Generation LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 5.98%, due 12/20/2024	1,216
1,080	Eastern Power, LLC, Term Loan B, (1 month USD LIBOR + 3.75%), 6.23%, due 10/2/2023	1,079
663	Edgewater Generation, L.L.C., Term Loan, (1 month USD LIBOR + 3.75%), 6.23%, due 12/13/2025	666
626	Kestrel Acquisition, LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.74%, due 6/2/2025	627

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Lonestar II Generation Holdings LLC
$290	Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%, due 4/9/2026	$289	(b)
35	Term Loan C, (1 month USD LIBOR + 5.00%), 7.48%, due 4/9/2026	35	(b)
1,545	Nautilus Power, LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.73%, due 5/16/2024	1,557
446	PG&E Corp, Term Loan, (1 month USD LIBOR + 2.25%), 4.75%, due 12/31/2020	447
	Revere Power, LLC
359	Term Loan B, (2 month USD LIBOR + 4.25%), 6.79%, due 3/29/2026	356
56	Term Loan C, (2 month USD LIBOR + 4.25%), 6.79%, due 3/29/2026	55
	Talen Energy Supply, LLC
1,252	Term Loan B1, (1 month USD LIBOR + 4.00%), 6.49%, due 7/15/2023	1,252
1,482	Term Loan B2, (1 month USD LIBOR + 4.00%), 6.48%, due 4/15/2024	1,482
1,104	TEX Operations Co. LLC, Term Loan B, (1 month USD LIBOR + 2.00%), 4.48%, due 8/4/2023	1,104
		12,921
	Total Loan Assignments (Cost $308,627)	306,014
Corporate Bonds 1.9%
Business Equipment & Services 0.1%
310	Brock Holdings Notes 2022, 15.00%, due 10/24/2022	310	(a)(b)(c)
Cable & Satellite Television 0.1%
535	Altice Financing SA, 6.63%, due 2/15/2023	548	(j)
Energy - Exploration & Production 0.1%
860	EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, due 2/15/2025	310	(j)
Media Content 0.2%
720	Univision Communications, Inc., 5.13%, due 2/15/2025	676	(j)
Medical Products 0.2%
565	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	555	(j)
Oil Field Equipment & Services 0.1%
340	Precision Drilling Corp., 7.75%, due 12/15/2023	354
Pharmaceuticals 0.3%
1,060	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	1,104	(j)
Printing & Publishing 0.1%
365	Harland Clarke Holdings Corp., 8.38%, due 8/15/2022	324	(j)
Support - Services 0.2%
121	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/2023	128	(j)
655	Staples, Inc., 7.50%, due 4/15/2026	656	(j)
		784

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Technology Hardware & Equipment 0.4%
	CommScope Finance LLC
$950	5.50%, due 3/1/2024	$991	(j)
350	6.00%, due 3/1/2026	371	(j)
		1,362
Telecom - Wireless 0.1%
320	Wind Tre SpA, 5.00%, due 1/20/2026	292	(j)
	Total Corporate Bonds (Cost $7,080)	6,619
Asset-Backed Securities 3.4%
390	Apidos CLO, Ser. 2015-22A, Class D, (3 month USD LIBOR + 6.00%), 8.59%, due 10/20/2027	390	(d)(j)
500	Ares XLIII CLO Ltd., Ser. 2017-43A, Class E, (3 month USD LIBOR + 6.47%), 9.07%, due 10/15/2029	484	(d)(j)
400	BlueMountain CLO Ltd., Ser. 2018-2A, Class E, (3 month USD LIBOR + 6.05%), 8.73%, due 8/15/2031	385	(d)(j)
250	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3 month USD LIBOR + 5.85%), 8.45%, due 10/15/2030	239	(d)(j)
400	Eaton Vance CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 6.00%), 8.45%, due 10/15/2030	377	(d)(j)
500	Galaxy XXV CLO Ltd., Ser. 2018-25A, Class E, (3 month USD LIBOR + 5.95%), 8.53%, due 10/25/2031	465	(d)(j)
350	Galaxy XXVI CLO Ltd., Ser. 2018-26A, Class E, (3 month USD LIBOR + 5.85%), 8.50%, due 11/22/2031	329	(d)(j)
250	KKR CLO 23 Ltd., Ser. 2023, Class E, (3 month USD LIBOR + 6.00%), 8.59%, due 10/20/2031	237	(d)(j)
400	Madison Park Funding XIV Ltd., Ser. 2014-14A, Class ER, (3 month USD LIBOR + 5.80%), 8.39%, due 10/22/2030	376	(d)(j)
	Magnetite CLO Ltd.
500	Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 8.25%, due 4/15/2031	471	(d)(j)
385	Ser. 2015-15A, Class ER, (3 month USD LIBOR + 5.20%), 7.78%, due 7/25/2031	352	(d)(j)
700	Ser. 2015-12A, Class ER, (3 month USD LIBOR + 5.68%), 8.28%, due 10/15/2031	663	(d)(j)
800	OCP CLO Ltd., Ser. 2018-15A, Class D, (3 month USD LIBOR + 5.85%), 8.44%, due 7/20/2031	754	(d)(j)
400	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%), 8.34%, due 10/20/2030	380	(d)(j)
1,000	Palmer Square CLO Ltd., Ser. 2015-1A, Class DR, (3 month USD LIBOR + 6.20%), 8.84%, due 5/21/2029	988	(d)(j)
600	Parallel Ltd., Ser. 2018-1A, Class C, (3 month USD LIBOR + 2.80%), 5.39%, due 4/20/2031	572	(d)(j)
550	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 8.47%, due 4/16/2031	521	(d)(j)
335	Riserva CLO Ltd., Ser. 2016-3A, Class E, (3 month USD LIBOR + 6.75%), 9.35%, due 10/18/2028	335	(d)(j)
1,250	TCI-Flatiron CLO 2016-1 Ltd., Ser. 2016-1A, Class ER, (3 month USD LIBOR + 6.90%), 9.49%, due 7/17/2028	1,250	(d)(j)
900	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3 month USD LIBOR + 5.75%), 8.33%, due 7/25/2031	845	(d)(j)
1,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%), 9.26%, due 7/25/2029	950	(d)(j)
250	Voya CLO Ltd., Ser. 2016-3A, Class DR, (3 month USD LIBOR + 6.08%), 8.68%, due 10/18/2031	234	(d)(j)
	Total Asset-Backed Securities (Cost $11,967)	11,597

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Short-Term Investments 12.4%
Investment Companies 12.4%
42,989,275	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(k) (Cost $42,989)	$42,989	(l)
	Total Investments 106.2% (Cost $371,255)	367,953
	Liabilities Less Other Assets (6.2)%	(21,426	)(m)
	Net Assets 100.0%	$346,527

*  Non-income producing security.

(a)  Illiquid security.

(b)  Value determined using significant unobservable inputs.

(c)  Security fair valued as of April 30, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2019 amounted to approximately $746,000, which represents 0.2% of net assets of the Fund.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  All or a portion of this security has not settled as of April 30, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(g)  The stated interest rate represents the weighted average interest rate at April 30, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(h)  Defaulted security.

(i)  Fixed coupon.

(j)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $17,552,000, which represents 5.1% of net assets of the Fund. Securities denoted with (j) but without (a), if any, have been deemed by the investment manager to be liquid.

(k)  Represents 7-day effective yield as of April 30, 2019.

(l)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of approximately $42,989,000.

(m)  As of April 30, 2019, the value of unfunded loan commitments was approximately $193,000 of the Fund (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Business Equipment & Services	$—	$—	$436	$436
Other Common Stocks(a)	298	—	—	298
Total Common Stocks	298	—	436	734
Loan Assignments
Aerospace & Defense	—	3,524	758	4,282
Building & Development	—	13,954	281	14,235
Business Equipment & Services	—	34,871	4,133	39,004
Chemicals & Plastics	—	10,107	2,078	12,185
Electronics—Electrical	—	26,767	984	27,751
Financial Intermediaries	—	4,951	1,888	6,839
Food Service	—	2,718	1,679	4,397
Health Care	—	22,971	1,044	24,015
Industrial Equipment	—	11,679	1,298	12,977
Leisure Goods—Activities—Movies	—	10,658	633	11,291
Radio & Television	—	5,771	902	6,673
Steel	—	2,267	1,145	3,412
Utilities	—	12,597	324	12,921
Other Loan Assignments(a)	—	126,032	—	126,032
Total Loan Assignments	—	288,867	17,147	306,014
Corporate Bonds
Business Equipment & Services	—	—	310	310
Other Corporate Bonds(a)	—	6,309	—	6,309
Total Corporate Bonds	—	6,309	310	6,619
Asset-Backed Securities	—	11,597	—	11,597
Short-Term Investments	—	42,989	—	42,989
Total Investments	$298	$349,762	$17,893	$367,953

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2019
Investments in securities:
Common Stocks(c)
Business Equipment & Services	$436	$—	$—	$—	$—	$—	$—	$—	$436	$—
Loan Assignments(d)
Aerospace & Defense	—	—	—	10	750	(2)	—	—	758	10
Building & Development	1,762	—	(3)	(2)	—	(378)	—	(1,098)	281	(2)
Business Equipment & Services	1,026	1	—	7	2,757	(8)	350	—	4,133	7
Chemicals & Plastics	149	—	—	(37)	343	(8)	1,631	—	2,078	(37)
Electronics— Electrical	802	—	—	(14)	30	—	968	(802)	984	(14)
Financial Intermediaries	560	—	(24)	11	238	(1,442)	2,545	—	1,888	9
Food Products	882	—	—	—	—	—	—	(882)	—	—
Food Service	1,137	—	—	(3)	602	(57)	—	—	1,679	(3)
Health Care	233	—	—	(3)	814	—	—	—	1,044	(3)
Industrial Equipment	1,000	—	—	(11)	309	—	—	—	1,298	(11)
Leisure Goods— Activities— Movies	789	—	(43)	(10)	—	(1,885)	2,571	(789)	633	(10)
Lodging & Casinos	2,074	—	(4)	(108)	—	(1,962)	—	—	—	—
Oil & Gas	1,310	—	—	—	—	—	—	(1,310)	—	—
Radio & Television	—	—	—	7	895	—	—	—	902	7

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2019
Retailers (except food & drug)	$241	$—	$(12)	$2	$—	$(231)	$—	$—	$—	$—
Steel	2,389	—	(4)	1	—	(167)	—	(1,074)	1,145	1
Utilities	652	—	(34)	(1)	319	(612)	—	—	324	6
Corporate Bonds(c)
Business Equipment & Services	288	—	—	—	22	—	—	—	310	—
Total	$15,730	$1	$(124)	$(151)	$7,079	$(6,752)	$8,065	$(5,955)	$17,893	$(40)

(c)  As of the six months ended April 30, 2019, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(d)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) April 30, 2019

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 4.1%
Building & Development 0.1%
$2,089	Realogy Group LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 2/8/2025	$2,038
Business Equipment & Services 0.2%
4,302	Presidio, Inc., Term Loan B, (USD LIBOR + 2.75%), 5.34%, due 2/2/2024	4,295	(b)
1,728	WEX Inc., Term Loan B2, (1 month USD LIBOR + 2.25%), 4.73%, due 6/30/2023	1,729	(c)(d)
		6,024
Cable & Satellite Television 0.4%
7,938	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.47%, due 8/14/2026	7,756
2,171	CSC Holdings, LLC, Term Loan, (1 month USD LIBOR + 2.25%), 4.72%, due 1/15/2026	2,160
		9,916
Chemicals & Plastics 0.1%
2,530	PQ Corporation, Term Loan B, (3 month USD LIBOR + 2.50%), 5.08%, due 2/8/2025	2,527
Containers & Glass Products 0.5%
4,918	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.51%, due 11/7/2025	4,851	(b)
3,119	BWAY Holding Company, Term Loan B, (3 month USD LIBOR + 3.25%), 5.85%, due 4/3/2024	3,078
3,833	Reynolds Group Holdings Inc., Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 2/5/2023	3,838
		11,767
Diversified Insurance 0.1%
3,870	Sedgwick Claims Management Services, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 12/31/2025	3,858
Drugs 0.2%
1,016	Jaguar Holding Company II, Term Loan, (1 month USD LIBOR + 2.50%), due 8/18/2022	1,009	(c)(d)
	Mallinckrodt International Finance S.A.
3,299	Term Loan B, (3 month USD LIBOR + 2.75%), 5.35%, due 9/24/2024	2,953
514	Term Loan B, (3 month USD LIBOR + 3.00%), 5.69%, due 2/24/2025	466
		4,428
Health Care 0.8%
5,311	MPH Acquisition Holdings LLC, Term Loan B, (3 month USD LIBOR + 2.75%), 5.35%, due 6/7/2023	5,255
8,499	Team Health Holdings, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 2/6/2024	7,957
	Tivity Health Inc.
1,573	Term Loan A, (1 month USD LIBOR + 4.25%), 6.73%, due 3/5/2024	1,558
4,609	Term Loan B, (1 month USD LIBOR + 5.25%), 7.73%, due 3/5/2026	4,537
		19,307

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Leisure Goods - Activities - Movies 0.5%
$3,988	Crown Finance US, Inc., Term Loan, (1 month USD LIBOR + 2.25%), 4.73%, due 2/28/2025	$3,968
7,664	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1 month USD LIBOR + 3.00%), 5.48%, due 3/31/2024	7,631
		11,599
Lodging & Casinos 0.2%
6,032	Mohegan Tribal Gaming Authority, Term Loan B, (1 month USD LIBOR + 4.00%), 6.48%, due 10/13/2023	5,766
Publishing 0.1%
3,815	R.R. Donnelley & Sons Company, Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%, due 1/15/2024	3,819
Retailers (except food & drug) 0.5%
3,021	Bass Pro Group, LLC, Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%, due 9/25/2024	3,014
9,860	Staples, Inc., Term Loan, (3 month USD LIBOR + 5.00%), due 4/9/2026	9,732	(c)(d)
		12,746
Telecommunications 0.4%
10,190	CenturyLink, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 1/31/2025	10,119
	Total Loan Assignments (Cost $104,579)	103,914
Corporate Bonds 90.5%
Advertising 2.0%
	Clear Channel Worldwide Holdings, Inc.
1,340	Ser. A, 6.50%, due 11/15/2022	1,367
1,055	Ser. B, 6.50%, due 11/15/2022	1,079
6,245	9.25%, due 2/15/2024	6,721	(e)
	Lamar Media Corp.
2,375	5.00%, due 5/1/2023	2,405
2,830	5.75%, due 2/1/2026	2,972
5,665	Nielsen Co. Luxembourg SARL, 5.00%, due 2/1/2025	5,594	(e)
	Nielsen Finance LLC/Nielsen Finance Co.
6,755	4.50%, due 10/1/2020	6,755
12,890	5.00%, due 4/15/2022	12,826	(e)
	Outfront Media Capital LLC/Outfront Media Capital Corp.
2,035	5.25%, due 2/15/2022	2,060
3,250	5.63%, due 2/15/2024	3,349
5,860	5.88%, due 3/15/2025	6,058
		51,186
Aerospace & Defense 0.9%
3,715	BBA US Holdings, Inc., 5.38%, due 5/1/2026	3,808	(e)
18,635	TransDigm, Inc., 6.25%, due 3/15/2026	19,404	(e)
		23,212

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Auto Parts & Equipment 0.5%
$3,045	Goodyear Tire & Rubber Co., 5.13%, due 11/15/2023	$3,087
8,715	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/2023	8,800	(e)(f)
		11,887
Banking 1.4%
	Ally Financial, Inc.
19,175	8.00%, due 3/15/2020	19,966
1,535	4.25%, due 4/15/2021	1,554
	CIT Group, Inc.
8,240	5.00%, due 8/15/2022	8,570
4,585	4.75%, due 2/16/2024	4,751
		34,841
Brokerage 0.6%
15,980	LPL Holdings, Inc., 5.75%, due 9/15/2025	16,260	(e)
Building & Construction 2.5%
	Lennar Corp.
1,970	8.38%, due 1/15/2021	2,137
4,965	5.38%, due 10/1/2022	5,201
6,290	4.75%, due 11/15/2022	6,438
6,965	4.88%, due 12/15/2023	7,200
5,500	5.25%, due 6/1/2026	5,706
2,645	Meritage Homes Corp., 5.13%, due 6/6/2027	2,612
1,370	PulteGroup, Inc., 4.25%, due 3/1/2021	1,387
10,028	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/2024	10,128	(e)
	Toll Brothers Finance Corp.
3,730	4.38%, due 4/15/2023	3,786
1,605	5.63%, due 1/15/2024	1,700
3,535	4.88%, due 3/15/2027	3,535
5,585	4.35%, due 2/15/2028	5,334
5,795	TRI Pointe Group, Inc., 5.25%, due 6/1/2027	5,476
2,445	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, due 6/15/2024	2,475
		63,115
Building Materials 1.0%
7,660	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	7,363	(e)
5,960	HD Supply, Inc., 5.38%, due 10/15/2026	6,169	(e)
	Jeld-Wen, Inc.
1,245	4.63%, due 12/15/2025	1,186	(e)
3,995	4.88%, due 12/15/2027	3,815	(e)
3,535	Masonite Int'l Corp., 5.75%, due 9/15/2026	3,615	(e)
2,350	USG Corp., 5.50%, due 3/1/2025	2,379	(e)
		24,527
Cable & Satellite Television 7.6%
4,320	Altice Financing SA, 7.50%, due 5/15/2026	4,385	(e)
6,325	Altice France SA, 8.13%, due 2/1/2027	6,610	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Altice Luxembourg SA
$5,115	7.75%, due 5/15/2022	$5,211	(e)
8,420	7.63%, due 2/15/2025	7,870	(e)
	CCO Holdings LLC/CCO Holdings Capital Corp.
7,485	5.25%, due 9/30/2022	7,607
5,660	5.13%, due 5/1/2023	5,802	(e)
3,205	5.88%, due 4/1/2024	3,348	(e)
15,550	5.75%, due 2/15/2026	16,269	(e)
15,150	5.00%, due 2/1/2028	15,131	(e)
	CSC Holdings LLC
8,142	5.13%, due 12/15/2021	8,162	(e)
4,450	5.38%, due 7/15/2023	4,550	(e)
7,395	7.75%, due 7/15/2025	7,947	(e)
4,995	6.63%, due 10/15/2025	5,307	(e)
9,373	10.88%, due 10/15/2025	10,779	(e)
6,345	5.50%, due 5/15/2026	6,516	(e)
3,875	5.50%, due 4/15/2027	3,992	(e)
7,830	7.50%, due 4/1/2028	8,544	(e)
4,645	6.50%, due 2/1/2029	4,988	(e)
	DISH DBS Corp.
2,245	6.75%, due 6/1/2021	2,315
12,475	5.88%, due 11/15/2024	10,760
	Numericable-SFR SA
2,445	6.25%, due 5/15/2024	2,506	(e)
14,150	7.38%, due 5/1/2026	14,336	(e)
8,400	Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, due 3/1/2028	8,343	(e)
4,910	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, due 1/15/2025	5,020	(e)
3,465	UPCB Finance IV Ltd., 5.38%, due 1/15/2025	3,542	(e)
3,860	Virgin Media Finance PLC, 6.00%, due 10/15/2024	3,995	(e)
8,550	Virgin Media Secured Finance PLC, 5.50%, due 8/15/2026	8,764	(e)
		192,599
Chemicals 1.9%
4,495	CF Industries, Inc., 5.38%, due 3/15/2044	4,114
7,500	INEOS Group Holdings SA, 5.63%, due 8/1/2024	7,556	(e)
	NOVA Chemicals Corp.
2,420	5.25%, due 8/1/2023	2,438	(e)
9,375	4.88%, due 6/1/2024	9,164	(e)
4,900	5.00%, due 5/1/2025	4,765	(e)
2,945	5.25%, due 6/1/2027	2,894	(e)
8,095	Platform Specialty Products Corp., 5.88%, due 12/1/2025	8,287	(e)
2,465	PQ Corp., 6.75%, due 11/15/2022	2,551	(e)
5,495	WR Grace & Co-Conn, 5.13%, due 10/1/2021	5,688	(e)
		47,457
Consumer - Commercial Lease Financing 3.8%
	Navient Corp.
9,535	4.88%, due 6/17/2019	9,550
7,575	8.00%, due 3/25/2020	7,850
6,845	5.88%, due 3/25/2021	7,076
2,515	6.63%, due 7/26/2021	2,641
4,837	5.88%, due 10/25/2024	4,861
5,175	6.75%, due 6/15/2026	5,214

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Park Aerospace Holdings Ltd.
$18,975	5.25%, due 8/15/2022	$19,755	(e)
12,325	5.50%, due 2/15/2024	12,977	(e)
	Springleaf Finance Corp.
4,135	8.25%, due 12/15/2020	4,456
5,810	7.75%, due 10/1/2021	6,311
4,160	6.13%, due 5/15/2022	4,394
1,620	6.13%, due 3/15/2024	1,709
5,735	6.88%, due 3/15/2025	6,151
3,325	7.13%, due 3/15/2026	3,570
		96,515
Diversified Capital Goods 0.4%
3,455	Resideo Funding, Inc., 6.13%, due 11/1/2026	3,576	(e)
	SPX FLOW, Inc.
2,620	5.63%, due 8/15/2024	2,679	(e)
4,095	5.88%, due 8/15/2026	4,197	(e)
		10,452
Electric - Generation 3.7%
	Calpine Corp.
11,935	6.00%, due 1/15/2022	12,054	(e)
6,530	5.38%, due 1/15/2023	6,579
6,090	5.75%, due 1/15/2025	6,029
	Dynegy, Inc.
2,407	7.38%, due 11/1/2022	2,490
6,310	5.88%, due 6/1/2023	6,436
14,135	7.63%, due 11/1/2024	14,895
635	NextEra Energy Operating Partners L.P., 4.50%, due 9/15/2027	624	(e)
	NRG Energy, Inc.
12,740	7.25%, due 5/15/2026	13,871
15,990	6.63%, due 1/15/2027	17,109
	Vistra Operations Co. LLC
4,275	5.50%, due 9/1/2026	4,403	(e)
9,785	5.63%, due 2/15/2027	10,042	(e)
		94,532
Electric - Integrated 1.1%
	Talen Energy Supply LLC
12,635	9.50%, due 7/15/2022	13,772	(e)
13,600	10.50%, due 1/15/2026	14,208	(e)
		27,980
Electronics 0.8%
5,150	Amkor Technology, Inc., 6.63%, due 9/15/2027	5,259	(e)
2,040	Micron Technology, Inc., 5.50%, due 2/1/2025	2,101
5,820	NXP BV/NXP Funding LLC, 4.13%, due 6/1/2021	5,926	(e)
5,595	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/2026	5,910	(e)
		19,196

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Energy - Exploration & Production 5.9%
	Antero Resources Corp.
$6,375	5.38%, due 11/1/2021	$6,423
8,280	5.13%, due 12/1/2022	8,311
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
4,975	10.00%, due 4/1/2022	5,448	(e)
12,400	7.00%, due 11/1/2026	12,090	(e)
	Chesapeake Energy Corp.
9,235	8.00%, due 1/15/2025	9,350
3,726	8.00%, due 3/15/2026	3,772	(e)
8,445	8.00%, due 6/15/2027	8,257
	EP Energy LLC/Everest Acquisition Finance, Inc.
1,844	7.75%, due 9/1/2022	424
13,635	6.38%, due 6/15/2023	2,454
10,225	9.38%, due 5/1/2024	3,783	(e)
	Oasis Petroleum, Inc.
4,874	6.88%, due 3/15/2022	4,892
8,060	6.25%, due 5/1/2026	7,818	(e)
	Parsley Energy LLC/Parsley Finance Corp.
1,140	5.38%, due 1/15/2025	1,162	(e)
6,060	5.63%, due 10/15/2027	6,196	(e)
9,830	PDC Energy, Inc., 5.75%, due 5/15/2026	9,842
	Range Resources Corp.
5,605	5.00%, due 8/15/2022	5,545
7,830	5.00%, due 3/15/2023	7,618
	SM Energy Co.
5,391	6.13%, due 11/15/2022	5,445
6,835	5.00%, due 1/15/2024	6,404
3,428	6.75%, due 9/15/2026	3,282
3,710	6.63%, due 1/15/2027	3,497
	Whiting Petroleum Corp.
5,735	6.25%, due 4/1/2023	5,864
13,755	6.63%, due 1/15/2026	13,704
	WPX Energy, Inc.
792	6.00%, due 1/15/2022	824
5,640	5.25%, due 9/15/2024	5,823
2,135	5.75%, due 6/1/2026	2,207
		150,435
Environmental 0.1%
1,615	Darling Ingredients, Inc., 5.25%, due 4/15/2027	1,643	(e)
Food - Wholesale 0.6%
	Post Holdings, Inc.
5,115	5.50%, due 3/1/2025	5,236	(e)
3,740	5.75%, due 3/1/2027	3,834	(e)
5,350	5.63%, due 1/15/2028	5,413	(e)
		14,483
Gaming 3.5%
	Boyd Gaming Corp.
4,350	6.88%, due 5/15/2023	4,508
8,295	6.38%, due 4/1/2026	8,730

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$5,690	Churchill Downs, Inc., 5.50%, due 4/1/2027	$5,839	(e)
5,935	Eldorado Resorts, Inc., 6.00%, due 9/15/2026	6,158
3,420	Int'l Game Technology PLC, 6.25%, due 1/15/2027	3,596	(e)
4,890	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/2021	5,043	(e)
	MGM Resorts Int'l
4,125	5.25%, due 3/31/2020	4,200
2,915	6.63%, due 12/15/2021	3,126
1,160	6.00%, due 3/15/2023	1,238
3,110	5.75%, due 6/15/2025	3,289
4,875	5.50%, due 4/15/2027	5,027
	Scientific Games Int'l, Inc.
2,045	10.00%, due 12/1/2022	2,152
8,410	8.25%, due 3/15/2026	8,715	(e)
8,505	Station Casinos LLC, 5.00%, due 10/1/2025	8,356	(e)
6,270	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/2023	6,866
11,765	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	11,879	(e)
		88,722
Gas Distribution 5.2%
9,455	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	9,638
	Cheniere Corpus Christi Holdings LLC
2,145	7.00%, due 6/30/2024	2,405
4,135	5.88%, due 3/31/2025	4,455
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
4,025	6.25%, due 4/1/2023	4,126
4,115	5.75%, due 4/1/2025	4,218
5,680	5.63%, due 5/1/2027	5,659	(e)
10,425	DCP Midstream LLC 5.85%, due 5/21/2043	9,643	(e)(k)
	DCP Midstream Operating L.P.
2,160	5.38%, due 7/15/2025	2,271
5,055	5.60%, due 4/1/2044	4,802
12,715	Energy Transfer Operating L.P., 7.50%, due 10/15/2020	13,524
	Genesis Energy L.P./Genesis Energy Finance Corp.
4,965	6.50%, due 10/1/2025	4,984
3,880	6.25%, due 5/15/2026	3,841
	NuStar Logistics L.P.
4,445	4.80%, due 9/1/2020	4,501
1,500	6.75%, due 2/1/2021	1,560
1,680	4.75%, due 2/1/2022	1,697
4,110	5.63%, due 4/28/2027	4,109
7,010	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/2023	6,659
11,425	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/2025	10,539
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
4,755	4.25%, due 11/15/2023	4,767
6,940	6.75%, due 3/15/2024	7,244
3,570	5.13%, due 2/1/2025	3,659
6,525	6.50%, due 7/15/2027	6,990	(e)
7,420	5.00%, due 1/15/2028	7,290
3,575	6.88%, due 1/15/2029	3,861	(e)
		132,442
Health Facilities 3.6%
275	Acadia Healthcare Co., Inc., 6.50%, due 3/1/2024	285
4,900	Columbia/HCA Corp., 7.69%, due 6/15/2025	5,598

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	HCA, Inc.
$12,740	5.38%, due 9/1/2026	$13,441
6,280	5.63%, due 9/1/2028	6,688
8,375	5.88%, due 2/1/2029	9,014
2,090	7.50%, due 11/6/2033	2,424
16,575	MEDNAX, Inc., 6.25%, due 1/15/2027	16,906	(e)
	Tenet Healthcare Corp.
1,995	4.50%, due 4/1/2021	2,022
1,810	8.13%, due 4/1/2022	1,931
3,715	6.75%, due 6/15/2023	3,789
4,826	4.63%, due 7/15/2024	4,840
11,140	6.25%, due 2/1/2027	11,613	(e)
3,378	6.88%, due 11/15/2031	3,142
9,640	THC Escrow Corp., 7.00%, due 8/1/2025	9,761
		91,454
Health Services 0.7%
4,130	DaVita, Inc., 5.75%, due 8/15/2022	4,197
5,785	IQVIA, Inc., 5.00%, due 10/15/2026	5,908	(e)
8,775	Service Corp. Int'l, 5.38%, due 5/15/2024	9,006
		19,111
Hotels 0.5%
6,828	ESH Hospitality, Inc., 5.25%, due 5/1/2025	6,854	(e)
4,340	Hilton Domestic Operating Co, Inc., 5.13%, due 5/1/2026	4,443	(e)
2,285	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, due 4/1/2025	2,313
		13,610
Insurance Brokerage 0.4%
9,675	HUB Int'l, Ltd., 7.00%, due 5/1/2026	9,760	(e)
Integrated Energy 0.8%
	Cheniere Energy Partners L.P.
12,660	5.25%, due 10/1/2025	12,913
6,150	5.63%, due 10/1/2026	6,353	(e)
		19,266
Investments & Misc. Financial Services 0.3%
	MSCI, Inc.
2,080	5.25%, due 11/15/2024	2,142	(e)
5,905	5.75%, due 8/15/2025	6,186	(e)
		8,328
Machinery 0.9%
	CFX Escrow Corp.
4,060	6.00%, due 2/15/2024	4,217	(e)
3,190	6.38%, due 2/15/2026	3,377	(e)
2,670	CNH Industrial Capital LLC, 4.88%, due 4/1/2021	2,751

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$2,435	Manitowoc Foodservice, Inc., 9.50%, due 2/15/2024	$2,633
7,235	RBS Global, Inc./Rexnord LLC, 4.88%, due 12/15/2025	7,244	(e)
2,480	Terex Corp., 5.63%, due 2/1/2025	2,511	(e)
		22,733
Managed Care 1.2%
	Centene Corp.
9,240	4.75%, due 5/15/2022	9,417
6,030	6.13%, due 2/15/2024	6,316
3,620	5.38%, due 6/1/2026	3,778	(e)
	WellCare Health Plans, Inc.
1,860	5.25%, due 4/1/2025	1,921
8,795	5.38%, due 8/15/2026	9,211	(e)
		30,643
Media Content 3.4%
	AMC Networks, Inc.
5,220	5.00%, due 4/1/2024	5,285
3,280	4.75%, due 8/1/2025	3,262
	Gannett Co., Inc.
6,962	5.13%, due 10/15/2019	6,988
4,095	5.13%, due 7/15/2020	4,116
6,500	Gray Television, Inc., 7.00%, due 5/15/2027	7,018	(e)
4,600	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/2024	4,692	(e)
	Netflix, Inc.
2,230	5.38%, due 2/1/2021	2,311
3,135	5.50%, due 2/15/2022	3,296
2,875	4.38%, due 11/15/2026	2,846
2,030	4.88%, due 4/15/2028	2,012
3,365	5.88%, due 11/15/2028	3,550
2,915	6.38%, due 5/15/2029	3,185	(e)
3,265	5.38%, due 11/15/2029	3,306	(e)
	Sirius XM Radio, Inc.
1,725	3.88%, due 8/1/2022	1,723	(e)
3,740	4.63%, due 5/15/2023	3,773	(e)
10,838	6.00%, due 7/15/2024	11,190	(e)
9,435	5.38%, due 7/15/2026	9,706	(e)
4,645	5.00%, due 8/1/2027	4,683	(e)
4,555	WMG Acquisition Corp., 5.00%, due 8/1/2023	4,646	(e)
		87,588
Medical Products 0.3%
9,005	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	8,847	(e)
Metals - Mining Excluding Steel 2.9%
1,610	Arconic, Inc., 5.87%, due 2/23/2022	1,689
2,775	Cleveland Cliffs, Inc., 5.88%, due 6/1/2027	2,681	(e)(g)
10,320	Constellium NV, 6.63%, due 3/1/2025	10,733	(e)
3,915	First Quantum Minerals Ltd., 7.25%, due 5/15/2022	3,959	(e)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	FMG Resources (August 2006) Pty Ltd.
$5,100	4.75%, due 5/15/2022	$5,164	(e)
1,220	5.13%, due 3/15/2023	1,248	(e)
2,885	5.13%, due 5/15/2024	2,928	(e)
	Freeport-McMoRan, Inc.
1,815	4.00%, due 11/14/2021	1,833
8,750	5.40%, due 11/14/2034	8,214
10,020	5.45%, due 3/15/2043	9,043
8,905	Hudbay Minerals, Inc., 7.63%, due 1/15/2025	9,261	(e)
	Novelis Corp.
2,310	6.25%, due 8/15/2024	2,405	(e)
12,365	5.88%, due 9/30/2026	12,566	(e)
	Teck Resources Ltd.
950	4.75%, due 1/15/2022	975
1,855	8.50%, due 6/1/2024	1,985	(e)
		74,684
Oil Field Equipment & Services 1.2%
	Precision Drilling Corp.
3,225	6.50%, due 12/15/2021	3,233
3,995	7.75%, due 12/15/2023	4,155
9,435	5.25%, due 11/15/2024	8,940
8,655	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 9/1/2027	9,109	(e)
8,160	Weatherford Bermuda Holdings Ltd., 4.50%, due 4/15/2022	5,671
		31,108
Packaging 3.4%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4,335	4.25%, due 9/15/2022	4,351	(e)
2,365	4.63%, due 5/15/2023	2,387	(e)
11,505	6.00%, due 2/15/2025	11,591	(e)
	Ball Corp.
5,270	4.38%, due 12/15/2020	5,356
1,840	5.00%, due 3/15/2022	1,914
3,025	Berry Global, Inc., 4.50%, due 2/15/2026	2,934	(e)
7,475	Berry Plastics Corp., 5.13%, due 7/15/2023	7,587
	BWAY Holding Co.
6,990	5.50%, due 4/15/2024	6,942	(e)
7,060	7.25%, due 4/15/2025	6,875	(e)
7,480	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/2023	7,639
4,015	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	4,080
6,744	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/2022	6,904	(e)
	Reynolds Group Issuer, Inc.
9,022	5.75%, due 10/15/2020	9,050
1,741	6.88%, due 2/15/2021	1,748
6,750	5.13%, due 7/15/2023	6,848	(e)
		86,206
Personal & Household Products 1.3%
	Energizer Holdings, Inc.
8,115	4.70%, due 5/24/2022	8,379
4,755	6.38%, due 7/15/2026	4,908	(e)
6,425	7.75%, due 1/15/2027	6,963	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$4,290	Prestige Brands, Inc., 6.38%, due 3/1/2024	$4,429	(e)
	Spectrum Brands, Inc.
1,190	6.13%, due 12/15/2024	1,223
7,050	5.75%, due 7/15/2025	7,200
		33,102
Pharmaceuticals 2.0%
4,715	Bausch Health Americas, Inc., 8.50%, due 1/31/2027	5,136	(e)
1,335	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	1,391	(e)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
5,645	6.00%, due 7/15/2023	4,601	(e)
6,070	6.00%, due 2/1/2025	4,628	(e)
	Valeant Pharmaceuticals Int'l, Inc.
1,180	6.50%, due 3/15/2022	1,221	(e)
1,634	5.50%, due 3/1/2023	1,640	(e)
2,112	5.88%, due 5/15/2023	2,128	(e)
2,790	7.00%, due 3/15/2024	2,940	(e)
19,800	6.13%, due 4/15/2025	20,048	(e)
7,620	5.50%, due 11/1/2025	7,799	(e)
		51,532
Printing & Publishing 0.1%
1,760	R.R. Donnelley & Sons Co., 7.88%, due 3/15/2021	1,815
Real Estate Development & Management 0.4%
	Realogy Group LLC/Realogy Co-Issuer Corp.
2,365	5.25%, due 12/1/2021	2,383	(e)
7,635	9.38%, due 4/1/2027	7,931	(e)
		10,314
Real Estate Investment Trusts 1.0%
	MPT Operating Partnership L.P./MPT Finance Corp.
8,195	6.38%, due 3/1/2024	8,629
5,165	5.50%, due 5/1/2024	5,281
3,555	5.25%, due 8/1/2026	3,622
	Starwood Property Trust, Inc.
6,270	3.63%, due 2/1/2021	6,239
945	4.75%, due 3/15/2025	947
		24,718
Recreation & Travel 0.8%
3,960	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 4/15/2027	4,040
9,428	NCL Corp. Ltd., 4.75%, due 12/15/2021	9,532	(e)
	Six Flags Entertainment Corp.
4,855	4.88%, due 7/31/2024	4,855	(e)
1,785	5.50%, due 4/15/2027	1,823	(e)
		20,250

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Restaurants 1.1%
	1011778 BC ULC/New Red Finance, Inc.
$10,660	4.25%, due 5/15/2024	$10,500	(e)
6,865	5.00%, due 10/15/2025	6,805	(e)
9,630	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/2026	9,931	(e)
		27,236
Software - Services 2.3%
	CDK Global, Inc.
2,090	3.80%, due 10/15/2019	2,094
1,730	5.00%, due 10/15/2024	1,792
6,440	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/2021	6,456	(e)(f)
4,315	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	4,509	(e)
	Nuance Communications, Inc.
9,385	6.00%, due 7/1/2024	9,608
2,655	5.63%, due 12/15/2026	2,712
8,920	Open Text Corp., 5.88%, due 6/1/2026	9,344	(e)
15,935	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	14,859	(e)
7,970	SS&C Technologies, Inc., 5.50%, due 9/30/2027	8,174	(e)
		59,548
Specialty Retail 1.0%
4,090	Liberty Media Corp., 8.50%, due 7/15/2029	4,264
	Penske Automotive Group, Inc.
8,715	3.75%, due 8/15/2020	8,724
2,055	5.75%, due 10/1/2022	2,088
4,120	5.50%, due 5/15/2026	4,110
	QVC, Inc.
1,020	4.85%, due 4/1/2024	1,044
2,940	5.45%, due 8/15/2034	2,821
2,645	William Carter Co., 5.63%, due 3/15/2027	2,734	(e)
		25,785
Steel Producers - Products 0.7%
11,371	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	12,105	(e)
	Steel Dynamics, Inc.
855	5.25%, due 4/15/2023	869
3,540	5.50%, due 10/1/2024	3,655
		16,629
Support - Services 5.4%
8,210	ADT Corp., 4.88%, due 7/15/2032	6,794	(e)
13,030	Anna Merger Sub, Inc., 7.75%, due 10/1/2022	2,020	(e)
	Aramark Services, Inc.
9,605	5.13%, due 1/15/2024	9,929
2,110	5.00%, due 2/1/2028	2,148	(e)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
2,750	5.50%, due 4/1/2023	2,801
5,245	5.25%, due 3/15/2025	5,206	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Hertz Corp.
$3,035	7.63%, due 6/1/2022	$3,132	(e)
14,080	5.50%, due 10/15/2024	12,038	(e)
7,043	IHS Markit Ltd., 5.00%, due 11/1/2022	7,380	(e)
3,380	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/2026	3,346	(e)
	Iron Mountain, Inc.
1,725	6.00%, due 8/15/2023	1,769
5,121	4.88%, due 9/15/2027	4,967	(e)
13,209	5.25%, due 3/15/2028	13,011	(e)
9,885	KAR Auction Services, Inc., 5.13%, due 6/1/2025	9,885	(e)
7,265	Olympus Merger Sub, Inc., 8.50%, due 10/15/2025	6,402	(e)
3,372	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/2023	3,554	(e)
7,345	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	7,547	(e)
7,795	ServiceMaster Co. LLC, 5.13%, due 11/15/2024	7,873	(e)
	Staples, Inc.
10,760	7.50%, due 4/15/2026	10,780	(e)
2,545	10.75%, due 4/15/2027	2,586	(e)
	United Rentals N.A., Inc.
6,075	5.75%, due 11/15/2024	6,253
1,670	5.50%, due 7/15/2025	1,729
5,500	Vizient, Inc., 6.25%, due 5/15/2027	5,692	(e)(g)
		136,842
Technology Hardware & Equipment 2.0%
	CDW LLC/CDW Finance Corp.
3,820	5.00%, due 9/1/2023	3,905
1,935	5.00%, due 9/1/2025	1,986
	CommScope Finance LLC
7,180	6.00%, due 3/1/2026	7,602	(e)
6,530	8.25%, due 3/1/2027	7,052	(e)
	CommScope Technologies LLC
11,936	6.00%, due 6/15/2025	12,123	(e)
3,915	5.00%, due 3/15/2027	3,656	(e)
13,985	Western Digital Corp., 4.75%, due 2/15/2026	13,495
		49,819
Telecom - Satellite 1.3%
4,044	Hughes Satellite Systems Corp., 6.50%, due 6/15/2019	4,058
	Intelsat Jackson Holdings SA
25,200	5.50%, due 8/1/2023	22,711
4,240	8.50%, due 10/15/2024	4,184	(e)
3,177	Intelsat Luxembourg SA, 8.13%, due 6/1/2023	2,403
		33,356
Telecom - Wireless 3.6%
	Sprint Corp.
8,580	7.88%, due 9/15/2023	8,923
30,421	7.13%, due 6/15/2024	30,488
9,935	7.63%, due 3/1/2026	9,926
8,525	Sprint Nextel Corp., 6.00%, due 11/15/2022	8,578

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	T-Mobile USA, Inc.
$12,155	6.00%, due 3/1/2023	$12,504
2,760	6.00%, due 4/15/2024	2,881
2,320	6.50%, due 1/15/2026	2,482
3,160	4.50%, due 2/1/2026	3,173
12,460	Wind Tre SpA, 5.00%, due 1/20/2026	11,388	(e)
		90,343
Telecom - Wireline Integrated & Services 3.4%
12,227	Citizens Communications Co., 9.00%, due 8/15/2031	6,939
9,360	Embarq Corp., 8.00%, due 6/1/2036	9,231
	Equinix, Inc.
2,025	5.75%, due 1/1/2025	2,101
3,750	5.88%, due 1/15/2026	3,956
2,360	5.38%, due 5/15/2027	2,498
	Frontier Communications Corp.
2,895	7.63%, due 4/15/2024	1,600
15,615	11.00%, due 9/15/2025	10,111
	Level 3 Financing, Inc.
645	5.38%, due 8/15/2022	647
4,910	5.13%, due 5/1/2023	4,961
7,710	5.38%, due 1/15/2024	7,806
1,830	Qwest Corp., 6.75%, due 12/1/2021	1,954
2,790	Telecom Italia Capital SA, 6.00%, due 9/30/2034	2,581
10,319	U.S. West Communications Group, 6.88%, due 9/15/2033	10,311
	Zayo Group LLC/Zayo Capital, Inc.
5,365	6.00%, due 4/1/2023	5,452
5,205	6.38%, due 5/15/2025	5,296
9,935	5.75%, due 1/15/2027	10,084	(e)
		85,528
Theaters & Entertainment 1.0%
	AMC Entertainment Holdings, Inc.
14,577	5.75%, due 6/15/2025	14,050
7,620	6.13%, due 5/15/2027	7,096
5,495	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	5,603	(e)
		26,749
	Total Corporate Bonds (Cost $2,253,385)	2,298,388
Convertible Bonds 0.2%
Energy - Exploration & Production 0.2%
5,505	Chesapeake Energy Corp.,5.50%, due 9/15/2026 (Cost $5,359)	4,992
Asset-Backed Securities 0.9%
1,100	Annisa CLO Ltd., Ser. 2016-2A, Class ER, (3 month USD LIBOR + 6.00%), 8.59%, due 7/20/2031	1,042	(a)(e)
350	Apidos CLO XXIV, Ser. 2016-24A, Class DR, (3 month USD LIBOR + 5.80%), 8.39%, due 10/20/2030	333	(a)(e)
2,000	Ares XLII CLO Ltd., Ser. 2017-42A, Class E, (3 month USD LIBOR + 6.05%), 8.64%, due 1/22/2028	1,898	(a)(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,250	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 8.70%, due 10/15/2030	$1,209	(a)(e)
1,000	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 9.05%, due 10/20/2029	980	(a)(e)
500	BlueMountain CLO Ltd., Ser. 2018-2A, Class E, (3 month USD LIBOR + 6.05%), 8.73%, due 8/15/2031	481	(a)(e)
250	Canyon Capital CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.75%), 8.35%, due 7/15/2031	234	(a)(e)
1,000	Carbone CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 5.90%), 8.49%, due 1/20/2031	926	(a)(e)
250	Dryden 65 CLO Ltd., Ser. 2018-65A, Class E, (3 month USD LIBOR + 5.75%), 8.35%, due 7/18/2030	237	(a)(e)
750	Dryden 72 CLO Ltd., Ser. 2019-72A, Class E, (3 month USD LIBOR + 6.80%), due 5/15/2032	750	(a)(d)(e)(g)(h)
600	Eaton Vance CLO Ltd., Ser. 2015-1A, Class ER, (3 month USD LIBOR + 5.60%), 8.19%, due 1/20/2030	556	(a)(e)
250	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3 month USD LIBOR + 6.00%), 8.60%, due 7/15/2031	235	(a)(e)
1,500	Galaxy XXV CLO Ltd., Ser. 2018-25A, Class E, (3 month USD LIBOR + 5.95%), 8.53%, due 10/25/2031	1,394	(a)(e)
1,000	HPS Investment Partners, Ser. 2013-2A, Class DR, (3 month USD LIBOR + 6.60%), 9.19%, due 10/20/2029	978	(a)(e)
2,000	Madison Park Funding XXXV Ltd., Ser. 201-35A, Class E, (3 month USD LIBOR + 6.75%), due 4/20/2031	2,000	(a)(d)(e)(g)(h)
	Magnetite CLO Ltd.
900	Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 8.25%, due 4/15/2031	848	(a)(e)
2,000	Ser. 2015-12A, Class ER, (3 month USD LIBOR + 5.68%), 8.28%, due 10/15/2031	1,895	(a)(e)
1,000	Milos CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.30%), 8.89%, due 10/20/2030	962	(a)(e)
1,200	OCP CLO Ltd., Ser. 2017-14A, Class D, (3 month USD LIBOR + 5.80%), 8.44%, due 11/20/2030	1,122	(a)(e)
825	Octagon Investment Partners 27 Ltd., Ser. 2016-1A, Class ER, (3 month USD LIBOR + 5.95%), 8.55%, due 7/15/2030	796	(a)(e)
710	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%), 8.34%, due 10/20/2030	675	(a)(e)
700	Octagon Loan Funding Ltd., Ser. 2014-1A, Class ERR, (3 month USD LIBOR + 6.00%), 8.68%, due 11/18/2031	675	(a)(e)
450	Palmer Square CLO Ltd., Ser. 2014-1A, Class DR2, (3 month USD LIBOR + 5.70%), 8.29%, due 1/17/2031	425	(a)(e)
1,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 8.47%, due 4/16/2031	947	(a)(e)
300	TICP CLO XI Ltd., Ser. 2018-11A, Class E, (3 month USD LIBOR + 6.00%), 8.59%, due 10/20/2031	288	(a)(e)
650	Voya CLO Ltd., Ser. 2016-3A, Class DR, (3 month USD LIBOR + 6.08%), 8.68%, due 10/18/2031	608	(a)(e)
	Total Asset-Backed Securities (Cost $23,415)	22,494

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
(000's omitted)		(000's omitted)
Short-Term Investments 3.7%
Investment Companies 3.7%
95,693,806	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(i) (Cost $95,694)	$95,694 (j)
	Total Investments 99.4% (Cost $2,482,432)	2,525,482
	Other Assets Less Liabilities 0.6%	14,722
	Net Assets 100.0%	$2,540,204

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

(b)  The stated interest rate represents the weighted average interest rate at April 30, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security had not settled as of April 30, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $1,217,149,000, which represents 47.9% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(f)  Payment-in-kind (PIK) security.

(g)  When-issued security. Total value of all such securities at April 30, 2019, amounted to approximately $11,123,000, which represents 0.4% of net assets of the Fund.

(h)  Security fair valued as of April 30, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2019 amounted to approximately $2,750,000, which represents 0.1% of net assets of the Fund.

(i)  Represents 7-day effective yield as of April 30, 2019.

(j)  All or a portion of this security is segregated in connection with obligations for when-issued securities and/or delayed delivery securities with a total value of approximately $95,694,000.

(k)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments(a)	$—	$103,914	$—	$103,914
Corporate Bonds(a)	—	2,298,388	—	2,298,388
Convertible Bonds(a)	—	4,992	—	4,992
Asset-Backed Securities	—	22,494	—	22,494
Short-Term Investments	—	95,694	—	95,694
Total Investments	$—	$2,525,482	$—	$2,525,482

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2019
Investments in Securities:
Loan Assignments(c)
Lodging & Casinos	$7,404	$7	$293	$(703)	$—	$(7,001)	$—	$—	$—	$—
Total	$7,404	$7	$293	$(703)	$—	$(7,001)	$—	$—	$—	$—

(c)  At the beginning of the period, these investments were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at April 30, 2019.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)
April 30, 2019

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 98.4%
Alabama 0.5%
$300	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/2045	$326
100	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 2.45%, due 11/1/2035	100	(a)
		426
Alaska 0.2%
215	Valdez Marine Term. Rev. Ref. (Exxon Pipeline Co. Proj.), Ser. 1993-B, 2.25%, due 12/1/2033	215	(a)
Arizona 5.9%
500	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/2036	533	(b)
800	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/2031 Putable 6/3/2024	817
1,230	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2025	1,436
500	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/2026	502	(b)
250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	274	(b)
500	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/2046	536
600	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/2036	592
500	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/2035	535	(b)
		5,225
California 9.9%
250	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/2035	265	(b)
500	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/2025	514
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/2031	544	(b)
400	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	452	(b)
400	California Muni. Fin. Au. Rev. (Chevron U.S.A.-Rec. Zone BDS), Ser. 2010-C, 2.00%, due 11/1/2035	400	(a)
830	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/2027	839
1,525	California St. G.O. (Kindergarten Univ.), (LOC: State Street Bank and Trust Co.), Ser. 2004-A-3, 2.03%, due 5/1/2034	1,525	(a)
470	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	446	(b)(c)
250	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	248	(b)
500	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/2036	515	(b)
600	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/2031	631	(b)
300	California Statewide CDA College Hsg. Rev. (NCCD-Hooper Street LLC-College of the Arts Proj.), Ser. 2019, 5.25%, due 7/1/2052	323	(b)
400	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/2036	442	(b)
145	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025	159
400	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/2038	401

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$500	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref., Ser. 2018-A-1, 5.00%, due 6/1/2047	$489
500	Palomar Hlth. Ref. Rev., Ser. 2016, 5.00%, due 11/1/2036	555
		8,748
Colorado 3.7%
471	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/2026	476
1,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/2027	1,140
500	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/2045	512
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250	Ser. 2015-A, 5.00%, due 12/1/2034	280
250	Ser. 2015-A, 5.00%, due 12/1/2035	279
500	Ser. 2015-A, 5.00%, due 12/1/2045	550
		3,237
Connecticut 1.1%
725	City of Bridgeport, Ser. 2017-A, 5.00%, due 11/1/2028	848
145	Mohegan Tribe of Indians Gaming Au. Ref. Rev. (Priority Dist.), Ser. 2015-C, 4.75%, due 2/1/2020	147	(b)
		995
Florida 4.2%
200	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/2053	198	(b)
650	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/2036	628
750	Florida Dev. Fin. Corp. Surface Trans. Fac. Rev. Ref. (Virgin Trains U.S.A. Passenger Rail Proj.), Ser. 2019, 6.50%, due 1/1/2049 Putable 1/1/2029	769	(b)
450	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/2035	481	(b)
350	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.38%, due 6/1/2046	266	(b)
395	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, 3.75%, due 7/1/2035	407
400	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/2036	420
525	Lee Co. Ind. Dev. Au. Rev. (Cypress Cove Hlth. Park, Inc. Memory Care Proj.), Ser. 2014, 4.50%, due 10/1/2032	538
		3,707
Georgia 0.6%
250	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/2036	234	(b)(c)
300	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/2025	270	(b)(c)
		504
Hawaii 0.9%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250	Ser. 2015, 5.00%, due 1/1/2035	254	(b)
500	Ser. 2015, 5.00%, due 1/1/2045	501	(b)
		755

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Illinois 11.2%
$1,000	Chicago G.O., Ser. 2019-A, 5.00%, due 1/1/2044	$1,060
	Chicago O'Hare Int'l Arpt. Rev. Ref.
200	Ser. 2015-A, 5.00%, due 1/1/2028	229
100	Ser. 2015-A, 5.00%, due 1/1/2034	112
500	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	563
	Chicago Ref. G.O.
1,000	Ser. 2012-C, 5.00%, due 1/1/2020	1,017
500	Ser. 2012-C, 5.00%, due 1/1/2024	524
155	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/2027	174
500	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/2039	542
400	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/2035	416	(b)
425	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/2047	467
1,000	Illinois St. G.O., Ser. 2017-D, 5.00%, due 11/1/2028	1,105
	Illinois St. G.O. Ref.
860	Ser. 2016, 5.00%, due 2/1/2024	929
1,055	Ser. 2016, 5.00%, due 2/1/2025	1,146
485	Ser. 2016, 5.00%, due 2/1/2026	531
510	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/2022	532
500	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/2047	506	(b)
		9,853
Indiana 1.4%
400	Indiana Fin. Au. Hosp. Rev. (Parkview Hlth. Sys.), (LOC: Wells Fargo Bank N.A.), Ser. 2009-D, 2.10%, due 11/1/2039	400	(a)
725	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/2043	856
		1,256
Iowa 0.5%
400	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/2032	410
Kansas 0.3%
300	Wichita City Sales Tax. Spec. Oblig. Rev. Ref. (Greenwich Star Bond), Ser. 2017-K-96, 4.20%, due 9/1/2027	302
Kentucky 1.5%
405	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/2029	417
435	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/2037	455
475	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/2031	488
		1,360
Louisiana 1.1%
400	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/2032	416	(b)
500	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/2026	583
		999

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Maine 0.8%
$445	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/2020	$457
200	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	210	(b)
		667
Michigan 2.8%
1,000	Michigan St. Fin. Au. Rev. Ref. (Std. Loan), Ser. 2014-25-A, 5.00%, due 11/1/2020	1,041
1,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-C, 2.15%, due 6/1/2023	996
400	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	400
		2,437
Minnesota 0.9%
500	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/2050	516
300	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/2035	314
		830
Missouri 2.2%
885	Missouri St. Hlth. & Ed. Fac. Au. Rev. (St. Louis Univ.), Ser. 2008-B-1, (LOC: Barclays Bank PLC), 2.30%, due 10/1/2035	885	(a)
	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.)
255	Ser. 2015-A, 5.00%, due 8/15/2030	271
390	Ser. 2015-A, 5.00%, due 8/15/2035	407
355	Ser. 2015-A, 5.13%, due 8/15/2045	369
		1,932
Nevada 0.6%
500	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/2045	524	(b)
New Jersey 7.8%
	Atlantic City G.O. Ref.
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2026	235
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2032	233
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2042	227
200	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/2045	201	(b)
	New Jersey Econ. Dev. Au. Ref. Rev. (Sch. Facs. Construction)
625	Ser. 2005-K, (AMBAC Insured), 5.25%, due 12/15/2020	657
500	Ser. 2014-PP, 5.00%, due 6/15/2019	502
750	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	816
250	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/2025	290
750	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2027	892
1,265	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2026	1,441

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$720	New Jersey Trans. Trust Fund Au. Rev., Ser. 2003-B-4, 5.25%, due 12/15/2019	$735
600	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-1, 5.00%, due 6/15/2019	602
		6,831
New Mexico 0.6%
500	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/2025	502	(b)(c)
New York 4.6%
200	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/2034	209
400	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/2025	401
300	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Obligated Group), Ser. 2018-A, 4.00%, due 8/1/2037	315
900	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2022	983	(b)
500	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	524
1,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2028	1,197
400	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/2030	408	(b)
		4,037
North Carolina 0.3%
250	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/2037	260
North Dakota 0.5%
500	Grand Forks Co. Solid Waste Disp. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2018, 5.38%, due 9/15/2038	467	(b)
Ohio 4.5%
3,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/2030	2,868
1,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/2048	1,043	(b)
		3,911
Oklahoma 0.9%
725	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	831
Oregon 0.6%
490	Western Generation Agcy. Rev. (Wauna Cogeneration Proj.), Ser. 2006-A, 5.00%, due 1/1/2021	489
Pennsylvania 3.6%
500	Commonwealth Fin. Au. Tobacco Master Settlement Payment Rev. (Tobacco Master Settlement Payment Bonds), Ser. 2018, 5.00%, due 6/1/2020	517

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.)
$250	Ser. 2015, 5.25%, due 7/1/2035	$266
150	Ser. 2015, 5.50%, due 7/1/2045	161
150	Latrobe Ind. Dev. Au. (St. Vincent College Proj.), Ser. 2013, 5.00%, due 5/1/2043	157
200	Luzerne Co. G. O. Ref., Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2027	237
750	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/2038	827
400	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/2053	395	(b)
500	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2017-B-1, 5.25%, due 6/1/2047	574
		3,134
Puerto Rico 1.7%
1,500	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	1,478
Rhode Island 2.8%
	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev.
255	Ser. 2016-1-C, 2.75%, due 4/1/2025	259
275	Ser. 2016-1-C, 2.85%, due 10/1/2025	280
280	Ser. 2016-1-C, 2.95%, due 4/1/2026	285
185	Ser. 2016-1-C, 3.00%, due 10/1/2026	190
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
665	Ser. 2013-A, 3.25%, due 12/1/2022	677
675	Ser. 2017-A, 5.00%, due 12/1/2024	771
		2,462
South Carolina 2.1%
500	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/2031	518
500	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/2057	501
325	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	329	(b)
500	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/2045	512	(b)
		1,860
Texas 8.6%
750	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	800
400	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/2038	411
500	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp.), Subser. 2008-C-1, 2.30%, due 12/1/2024	500	(a)
400	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/2030	441
2,525	Lower Neches Valley Au. Ind. Dev. Corp. Rev. Ref. (Exxon Mobil Proj.), Ser. 2001-A, 2.25%, due 11/1/2029	2,525	(a)
300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	270	(b)(c)(d)
250	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A, 7.25%, due 12/1/2053	257
500	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/2051	544
500	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/2047	461

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$500	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/2040	$548
750	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/2034	835
		7,592
Utah 0.6%
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/2045	507	(b)
Vermont 1.8%
500	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	511	(b)
	Vermont Std. Assist. Corp. Ed. Loan Rev.
705	Ser. 2013-A, 3.90%, due 6/15/2022	736
310	Ser. 2015-A, 4.13%, due 6/15/2028	325
		1,572
Virginia 0.7%
400	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/2035	408	(b)
200	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/2035	214	(b)
		622
Washington 1.3%
500	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%, due 8/15/2026	577
500	Washington St. Hsg. Fin. Commission Rev. Ref. (Bayview Manor Homes), Ser. 2016-A, 5.00%, due 7/1/2046	521	(b)
		1,098
West Virginia 1.9%
780	West Virginia Econ. Dev. Au. Energy Rev. Ref. (Morgantown Energy Assoc. Proj.), Ser. 2016, 2.88%, due 12/15/2026	767
	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group)
400	Ser. 2018-A, 5.00%, due 1/1/2043	454
425	Ser. 2018-A, 4.13%, due 1/1/2047	437
		1,658
Wisconsin 3.2%
400	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/2030	427	(b)
300	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/2035	308	(b)
750	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/2030	778
450	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missouri Portfolio), Ser. 2015-A, 4.75%, due 12/1/2035	467

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$412	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/2038	$327
500	Pub. Fin. Au. Rev. (Sr.-Maryland Proton Treatment Ctr. LLC), Ser. 2018-A-1, 6.38%, due 1/1/2048	529 (b)
		2,836
	Total Investments 98.4% (Cost $84,986)	86,529
	Other Assets Less Liabilities 1.6%	1,424
	Net Assets 100.0%	$87,953

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2019.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $19,437,000, which represents 22.1% of net assets of the Fund. Securities denoted with (b) but without (c), if any, have been deemed by the investment manager to be liquid.

(c)  Illiquid security.

(d)  Defaulted security.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$86,529	$—	$86,529
Total Investments	$—	$86,529	$—	$86,529

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^(a) (Unaudited)
April 30, 2019

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 99.0%
Alabama 1.2%
$565	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$686
Arkansas 1.9%
	Russellville City Wtr. & Swr. Rev.
315	Ser. 2018, (AGM Insured), 4.00%, due 7/1/2028	347
660	Ser. 2018, (AGM Insured), 4.00%, due 7/1/2030	718
		1,065
California 3.3%
1,900	Univ. of California Reg. Med. Ctr. Pooled Rev., Ser. 2013-K, 2.05%, due 5/15/2047	1,900 (b)
Connecticut 1.7%
1,000	Connecticut HFA Hsg. Mtg. Fin. Rev. Prog., Subser. 2017-A-4, 1.75%, due 5/15/2021	997
District of Columbia 3.3%
1,000	Dist. of Columbia Hsg. Fin. Agcy. Rev., Ser. 2018-B-1, (FHA Insured), 2.55%, due 9/1/2023 Putable 3/1/2022	1,016
725	Washington Metro. Area Transit Au. Gross Rev., Ser. 2017-B, 5.00%, due 7/1/2024	843
		1,859
Florida 4.0%
700	Florida St. Dept. Env. Port Preservation Rev. Ref., Ser. 2016-A, 5.00%, due 7/1/2022	772
1,225	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/2026	1,489
		2,261
Georgia 2.1%
1,000	Metropolitan Atlanta Rapid Transit Au. Sales Tax Rev. Ref., Ser. 2016-B, 5.00%, due 7/1/2035	1,177
Illinois 3.8%
1,000	Cook Co. Comm. Cons. Sch. Dist. # 21 G.O. (Wheeling Sch. Bldg.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,077
1,000	Illinois Fin. Au. Rev. (Clean Wtr. Initiative), Ser. 2017, 5.00%, due 1/1/2022	1,086
		2,163
Indiana 3.6%
	Anderson Sch. Bldg. Corp. (First Mtge.)
850	Ser. 2018, 5.00%, due 1/15/2024	971
895	Ser. 2018, 5.00%, due 1/15/2026	1,065
		2,036
Kansas 1.0%
500	Wyandotte Co. Unified Sch. Dist. # 203 G.O. Impt., Ser. 2018-A, 5.00%, due 9/1/2035	599

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^(a) (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Kentucky 3.0%
$500	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2018-E-1, 2.25%, due 3/1/2020	$501
1,000	Logan-Todd Reg. Wtr. Commission Rev. Ref., Ser. 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,188
		1,689
Louisiana 5.4%
845	Louisiana Pub. Facs. Au. Rev. Ref. (Hurricane Rec. Prog.), Ser. 2014, 5.00%, due 6/1/2024	968
530	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Sub. Lien- East Baton Rouge Swr.), Ser. 2014-A, 5.00%, due 2/1/2044	585
	Natchitoches Parish Sch. Dist. G.O. # 9
505	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2027	608
755	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2028	921
		3,082
Michigan 10.0%
1,000	Dearborn G.O. (Swr.), Ser. 2018, 4.00%, due 4/1/2033	1,098
500	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/2028	591
750	Michigan St. Hsg. Dev. Au. Rev. (Non Ace), Ser. 2016-B, 2.50%, due 12/1/2026	761
290	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/2028	302
1,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/2024 Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)	1,039
850	Ser. 2018, 5.00%, due 5/1/2039	995
785	Ser. 2018, 5.00%, due 5/1/2036	927
		5,713
Minnesota 3.9%
1,000	Minnesota Hsg. Fin. Agcy. (Rental Hsg.), Ser. 2019-A, (HUD SECT 8 Insured), 2.00%, due 8/1/2020	1,001
1,000	Minnesota Rural Wtr. Fin. Au. (Pub. Proj. Construction Notes), Ser. 2019, 2.00%, due 8/1/2020	1,001
210	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/2038	214 (c)
		2,216
Mississippi 2.9%
	West Rankin Utils. Au. Rev.
440	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043	502
1,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2048	1,138
		1,640
Missouri 2.6%
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
660	Ser. 2018-A, 5.00%, due 7/1/2029	829
510	Ser. 2018-A, 5.00%, due 1/1/2030	638
		1,467

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^(a) (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
New Jersey 2.9%
$1,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Conduit Rev. (Camden Town Hsg. Proj.), Ser. 2017-F, 1.90%, due 2/1/2020 Putable 8/1/2019	$1,000
650	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Rev. Ref., Ser. 2017-A, 2.60%, due 11/1/2024	664
		1,664
New York 8.4%
200	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 4.00%, due 6/1/2022	207
200	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049 Dutchess Co. Local Dev. Corp. Rev.	205	(c)
225	Ser. 2014-A, 5.00%, due 7/1/2021	240
150	Ser. 2014-A, 5.00%, due 7/1/2022	164
135	Ser. 2014-A, 4.00%, due 7/1/2023	146
115	Ser. 2014-A, 5.00%, due 7/1/2025	132
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
115	Ser. 2014-A, 5.00%, due 6/1/2020	119
50	Ser. 2014-A, 5.00%, due 6/1/2022	55
100	Ser. 2014-A, 5.00%, due 6/1/2023	112
450	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/2022	495
150	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/2027	170
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/2022 Pre-Refunded 5/1/2021	214
5	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/2031	5
1,500	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/2028	1,681
500	New York St. Hsg. Fin. Agcy. Rev. (Green Bond), Ser. 2018-F, (SONYMA Insured), 2.15%, due 5/1/2021	501
350	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/2021	366
		4,812
North Carolina 1.2%
	Scotland Co. Rev.
350	Ser. 2018, 5.00%, due 12/1/2024	407
250	Ser. 2018, 5.00%, due 12/1/2026	302
		709
North Dakota 0.4%
250	Grand Forks Co. Solid Waste Disp. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2018, 5.38%, due 9/15/2038	234	(c)
Ohio 3.2%
750	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2018-A, 2.25%, due 2/15/2048 Putable 8/15/2021	753
	American Muni. Pwr. Ohio, Inc. Rev. Solar Elec. Pre-Payment (Green Bond)
305	Ser. 2019-A, 5.00%, due 2/15/2020	313
200	Ser. 2019-A, 5.00%, due 2/15/2021	212
300	Ser. 2019-A, 5.00%, due 2/15/2022	326
175	Ser. 2019-A, 5.00%, due 2/15/2023	195
		1,799

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^(a) (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oklahoma 2.9%
$935	Delaware Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Grove Pub. Sch. Proj.), Ser. 2015, 5.00%, due 9/1/2022	$1,022
555	Lincoln Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Stroud Pub. Sch. Proj.), Ser. 2016, 5.00%, due 9/1/2027	652
		1,674
Pennsylvania 8.5%
	Allegheny Co. Sanitary Au. Rev.
290	Ser. 2018, 5.00%, due 6/1/2030	351
565	Ser. 2018, 5.00%, due 6/1/2032	676
1,000	Lycoming Co. Au. Hlth. Sys. Rev. (Susquehanna Hlth. Sys. Proj.), Ser. 2009-A, 5.50%, due 7/1/2021	1,006
1,000	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev., Ser. 2018-127B, 2.85%, due 4/1/2026	1,041
1,000	Philadelphia Au. For Ind. Dev. City Svc. Agreement Rev., Ser. 2018, 5.00%, due 5/1/2030	1,186
500	Philadelphia Wtr. & Wastewater Rev. Ref., Ser. 2016, 5.00%, due 10/1/2023	570
		4,830
Rhode Island 1.0%
500	Rhode Island St. Providence Plantation Lease Ref. Cert. of Participation (Sch. Deaf Proj.), Ser. 2017-D, 5.00%, due 4/1/2022	545
South Carolina 1.2%
500	Allendale Co. Sch. Dist. Energy Savings Spec. Oblig. Rev. Ref. (Impt.), Ser. 2014, 3.00%, due 12/1/2020	507
175	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	177 (c)
		684
Texas 7.7%
910	El Paso Wtr. & Swr. Rev. Ref., Ser. 2014, 5.00%, due 3/1/2024	1,046
850	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2024	956
1,015	Weslaco G.O. Ref., Ser. 2017, (AGM Insured), 5.00%, due 8/15/2027	1,245
1,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2017, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,160
		4,407
Utah 1.8%
915	Grand Co. Sch. Dist. Local Bldg. Au. Rev., Ser. 2019, (AGM Insured), 5.00%, due 12/15/2022	1,018
West Virginia 5.3%
500	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group),	562
700	West Virginia Hosp. Fin. Au. Rev. (West Virginia Univ. Hlth. Sys.), Ser. 2017-A, 5.00%, due 6/1/2035	800
	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.)
220	Ser. 2018-A, (HUD SECT 8 Insured), 1.88%, due 11/1/2020	220
275	Ser. 2018-A, (HUD SECT 8 Insured), 2.65%, due 11/1/2024	282
990	West Virginia Wtr. Dev. Au. Rev. Ref. (Loan Prog.), Ser. 2018-A-IV, 5.00%, due 11/1/2036	1,182
		3,046

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^(a) (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Wisconsin 0.8%
$395	Oregon Sch. Dist. G.O. (Green Bond-Sch. Bldg. & Impt.), Ser. 2019, 5.00%, due 3/1/2022	$432
	Total Investments 99.0% (Cost $54,821)	56,404
	Other Assets Less Liabilities 1.0%	576
	Net Assets 100.0%	$56,980

(a)  Formerly New York Municipal Income Fund through June 15, 2018 (See Note A of Notes to Financial Statements for additional information).

(b)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2019.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $830,000, which represents 1.5% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$56,404	$—	$56,404
Total Investments	$—	$56,404	$—	$56,404

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)
April 30, 2019

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 98.8%
Alaska 1.2%
$2,000	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/2025	$2,327
Arizona 0.8%
500	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	579
950	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2024	1,086
		1,665
California 5.6%
1,250	California Muni. Fin. Au. Rev. (Chevron U.S.A.-Rec. Zone BDS), Ser. 2010-C, 2.00%, due 11/1/2035	1,250 (a)
2,000	California Pub. Works Board Lease Rev. Ref., Ser. 2017-B, 5.00%, due 10/1/2026	2,438
1,000	California St. G.O. Ref., Ser. 2019, 5.00%, due 4/1/2032	1,308
250	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/2028	284
1,665	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/2032	2,013
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,300	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2027	1,577
400	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2032	473
560	Placer Co. Wtr. Agcy. Cert. of Participation Ref. Rev., Ser. 2016, 4.00%, due 7/1/2030 San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)	632
740	Ser. 2012-B, 0.00%, due 8/1/2026	631
645	Ser. 2012-B, 0.00%, due 8/1/2027	533
		11,139
Colorado 1.4%
1,250	Colorado Springs Utils. Rev. Ref. (Unrefunded), Ser. 2011-A, 5.00%, due 11/15/2026	1,350
945	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/2025	1,100
300	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/2025	327
		2,777
Connecticut 4.2%
3,000	Connecticut HFA Hsg. Fin. Mtg. Prog. Rev. Ref., Subser. 2017-A-4, 3.65%, due 11/15/2032	3,162
3,000	Connecticut St. G.O., Ser. 2018-C, 4.00%, due 6/15/2024	3,278
2,000	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Yale Univ.), Ser. 1997-T-2, 1.65%, due 7/1/2029 Putable 2/3/2020	2,000
		8,440
Delaware 0.7%
	Delaware St. Hlth. Facs. Au. Rev. (Beebe Med. Ctr.)
610	Ser. 2018, 5.00%, due 6/1/2027	717
500	Ser. 2018, 5.00%, due 6/1/2028	593
		1,310

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
District of Columbia 0.4%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
$460	Ser. 2011-A, 5.00%, due 10/1/2021	$494
350	Ser. 2011-A, 5.00%, due 10/1/2022	385
		879
Florida 5.5%
700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/2030	767
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/2026	1,128
1,170	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/2019	1,170
340	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/2029 Pre-Refunded 10/1/2022	377
400	Martin Co. PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 2.32%, due 7/15/2022	400	(a)
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/2032 Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and	2,141
	Gene Therapy Institute Florida Corp. Proj.)
1,155	Ser. 2010, 5.00%, due 5/1/2022 Pre-Refunded 5/1/2020	1,192
1,480	Ser. 2010, 5.00%, due 5/1/2023 Pre-Refunded 5/1/2020	1,528
2,040	Seminole Co. Sales Tax Rev. Ref., Ser. 2006-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/2023	2,350
		11,053
Georgia 2.2%
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/2022	1,804
1,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/2027	1,181
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/2025 Putable 6/13/2019	500
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290	Ser. 2014, 5.00%, due 4/1/2022	316
540	Ser. 2014, 5.00%, due 4/1/2025	615
		4,416
Illinois 7.5%
1,400	Cook Co. Sch. Dist. No. 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/2027 Pre-Refunded 12/1/2020	1,478
1,000	Cook Co. Sch. Dist. No. 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/2030 Pre-Refunded 12/1/2021	1,087
750	Dekalb Kane LaSalle Cos. Comm. College Dist. No. 523 G.O., Ser. 2011-B, 0.00%, due 2/1/2025	571
1,085	Illinois Fin. Au. Rev. (LOC Gov't Prog.-Brookfield Lagrange Park Sch. Dist. #95 Proj.), Ser. 2018, 4.00%, due 12/1/2038	1,144
	Illinois Fin. Au. Rev. (LOC Gov't Prog.-E Prairie Sch. Dist. # 73 Proj.)
1,065	Ser. 2018, (BAM Insured), 5.00%, due 12/1/2029	1,281
485	Ser. 2018, (BAM Insured), 4.00%, due 12/1/2042	510
1,600	Illinois St. Fin. Au. Rev. (Univ. of Chicago Med. Ctr.), (LOC: Wells Fargo Bank N.A.), Ser. 2010-B, 2.15%, due 8/1/2044	1,600	(a)
	Illinois St. G.O.
250	Ser. 2017-D, 5.00%, due 11/1/2026	275
3,000	Ser. 2017-D, 5.00%, due 11/1/2028	3,314
125	Illinois St. G.O. Ref., Ser. 2010, 5.00%, due 1/1/2020	127
500	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2028	585
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
500	Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/2026	534
500	Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/2027	555

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Springfield G.O.
$950	Ser. 2014, 4.25%, due 12/1/2027	$1,024
665	Ser. 2014, 5.00%, due 12/1/2028	756
		14,841
Indiana 0.6%
645	Indiana Hlth. Fac. Fin. Au. Rev. (Ascension Hlth. Sub. Credit), Ser. 2005-A-1, 2.80%, due 11/1/2027 Putable 8/1/2019	647
500	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/2027	602
		1,249
Iowa 0.3%
640	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	647
Kansas 1.5%
	Wichita City Sales Tax. Spec. Oblig. Rev. (River Dist. Stadium Star Bond Proj.)
305	Ser. 2018, 5.00%, due 9/1/2025	360
1,000	Ser. 2018, 5.00%, due 9/1/2027	1,221
1,245	Wyandotte Co. - Kansas City Unified Gov't Utils. Sys. Rev. (Impt.), Ser. 2012-B, 5.00%, due 9/1/2032	1,361
		2,942
Kentucky 1.8%
2,000	Carroll Co. PCR Rev. ref. (KY Utils. Co. Proj.), Ser. 2016-A, 1.05%, due 9/1/2042 Putable 9/1/2019	1,992
1,470	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/2024	1,593
		3,585
Louisiana 0.1%
145	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/2023	151
Maryland 6.3%
2,645	Anne Arundel Co. G.O., Ser. 2018, 5.00%, due 10/1/2023	3,020
2,500	Maryland St. Dept. of Trans. Ref. Rev. Ref., Ser. 2016, 4.00%, due 9/1/2025	2,844
3,060	Maryland St. G.O. (Local Fac. Loan), Ser. 2013-A, 4.00%, due 8/1/2025	3,215
3,000	Maryland St. G.O. Ref., Ser. 2017-C, 5.00%, due 8/1/2023	3,413
		12,492
Massachusetts 2.6%
230	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/2019	234
1,000	Massachusetts Dev. Fin. Agcy. Rev. Ref., Ser. 2019-A, 5.00%, due 7/1/2031	1,191
500	Massachusetts St. Dev. Fin. Agcy. Rev. (CareGroup Obligated Group), Ser. 2018-J2, 5.00%, due 7/1/2053	563
2,890	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2011-B, 5.00%, due 10/15/2035	3,095
		5,083

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Michigan 1.5%
$1,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2029	$1,106
1,830	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/2025	1,855
		2,961
Minnesota 0.9%
550	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/2029	651
1,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/2043	1,058
		1,709
Mississippi 4.3%
1,700	Jackson Co. Port Fac. Rev. Ref. (Chevron, U.S.A., Inc. Proj.), Ser. 1993, 2.25%, due 6/1/2023	1,700	(a)
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/2027	1,506
400	Mississippi St. Bus. Fin. Commission Gulf Opportunity Zone Rev. (Chevron U.S.A., Inc. Proj.), Ser. 2011-D, 2.25%, due 11/1/2035	400	(a)
1,325	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/2026	1,583
2,100	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	2,140
1,000	West Rankin Utils. Au. Rev., Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043	1,140
		8,469
Missouri 2.1%
2,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/2036 Putable 6/1/2023	2,191
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
845	Ser. 2014-A,(GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	876
990	Ser. 2014-A,(GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	1,021
		4,088
Nevada 0.4%
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/2023 Pre-Refunded 6/15/2019	755
New Jersey 4.4%
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/2019	151
1,000	New Jersey Econ. Dev. Au. Rev., Ser. 2017-DDD, 5.00%, due 6/15/2042	1,084
400	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/2020	416
1,130	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/2029	1,351
1,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2017, 5.00%, due 10/1/2026	1,139
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/2019	1,021
2,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref, Ser. 2018-A, 5.00%, due 12/15/2032	2,275
1,000	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-1, 5.00%, due 6/15/2019	1,003
295	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/2023	320
		8,760

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
New York 8.5%
$390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/2026	$444
650	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/2022	672
1,140	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/2029 Long Beach, G.O.	1,334
335	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2021	354
520	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2023	568
720	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/2046	732
500	New Paltz Central Sch. Dist. G.O., Ser. 2019, 4.00%, due 2/15/2029	576
900	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2015-AA-2, (LOC: PNC Bank, N.A.), 2.30%, due 6/15/2048	900 (a)
4,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. Ref., Ser. 2011-AA, 5.00%, due 6/15/2033	4,270
1,950	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2016-A-1, 4.00%, due 5/1/2031	2,160
800	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/2025	924
125	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/2026	150
900	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/2028	1,009
775	Niagara Falls G.O. Ref., Ser. 2016, 4.00%, due 5/15/2019	775
1,000	Oneida Co. G.O., Ser. 2016, (BAM Insured), 2.00%, due 5/15/2019	1,000
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	1,146
		17,014
North Carolina 0.3%
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/2019	650
Ohio 0.8%
1,515	Dayton Metro Library G.O. (Library Impt.), Ser. 2013-A, 5.00%, due 12/1/2028	1,638
Oklahoma 2.9%
2,000	Carter Co. Pub. Fac. Au. Ed. Fac. Lease Rev., Ser. 2018, 5.00%, due 9/1/2029	2,385
1,000	Cleveland Co. Ed. Facs. Au. Lease Rev. (Moore Pub. Sch. Proj.), Ser. 2016, 5.00%, due 6/1/2019	1,003
455	Cleveland Co. Ed. Facs. Au. Lease Rev. Ref. (Noble Pub. Sch. Proj.), Ser. 2017, 5.00%, due 9/1/2031	536
1,500	Weatherford Ind. Trust Ed. Fac. Lease Rev. (Weatherford Pub. Sch. Proj.), Ser. 2019, 5.00%, due 3/1/2033	1,772
		5,696
Oregon 0.8%
1,485	Multnomah Co. Sch. Dist. # 3 Park Rose G.O., Ser. 2011-A, 5.00%, due 6/30/2031	1,582
Pennsylvania 7.2%
	Berks Co. Ind. Dev. Au. Hlth. Sys. Rev. Ref. (Tower Hlth. Proj.)
2,000	Ser. 2017, 5.00%, due 11/1/2028	2,379
1,000	Ser. 2017, 5.00%, due 11/1/2029	1,180
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940	Ser. 2017, 5.00%, due 11/1/2028	1,116
600	Ser. 2017, 5.00%, due 11/1/2029	709
500	Ser. 2017, 5.00%, due 11/1/2030	587
	Luzerne Co. G. O. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2025	579
500	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2026	587
400	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2027	473
300	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2025	348
170	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2026	200

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
$550	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2025	$631
525	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2026	599
250	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2027	284
1,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/2029	1,156
225	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/2026	272
2,065	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/2027	2,402
750	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/2028	924
		14,426
Rhode Island 2.3%
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/2022	537
	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien - Rhode Island Arpt. Corp. Int'l Fac. Proj.)
1,170	Ser. 2018, 5.00%, due 7/1/2028	1,401
645	Ser. 2018, (BAM-TCRS Insured), 5.00%, due 7/1/2034	750
	Rhode Island St. Hlth. & Ed. Bldg. Corp. Pub. Sch. Rev. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/2024	567
400	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/2025	463
625	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/2022	680
200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/2019	201
		4,599
South Carolina 1.1%
2,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/2028	2,274
Tennessee 0.4%
700	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2032	772
Texas 8.9%
1,650	Bexar Co. G.O. (Cert. Oblig.), Ser. 2013-B, 5.00%, due 6/15/2022	1,818
2,700	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/2023	3,065
400	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/2026	412
800	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/2024	927
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	1,505
1,250	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2027	1,397
1,430	Midlothian Ref. G.O., Ser. 2016, 2.00%, due 8/15/2019	1,432
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
160	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2020	163
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2021	207
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2022	210
125	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2023	133
220	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2024	237
1,900	North Tollway Au. First Tier Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2043	2,216
1,290	Pampa Independent Sch. Dist. G.O. Ref., (PSF-GTD Insured), Ser. 2016, 5.00%, due 8/15/2032	1,495
700	Prosper Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	878
1,420	Southwest Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/1/2026	1,540
50	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/2020	52
		17,687
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Utah 1.7%
	Midvale Redev. Agcy. Tax Increment & Sales Tax Rev.
$660	Ser. 2018, 5.00%, due 5/1/2032	$788
695	Ser. 2018, 5.00%, due 5/1/2033	827
480	Ser. 2018, 5.00%, due 5/1/2034	567
990	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/2028	1,119
		3,301
Vermont 0.4%
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/2029	725
Virginia 1.2%
2,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/2027	2,418
Washington 3.3%
	Kent Ref. G.O.
900	Ser. 2016, 4.00%, due 12/1/2029	1,009
1,000	Ser. 2016, 4.00%, due 12/1/2030	1,108
	North Thurston Pub. Sch. G.O.
215	Ser. 2016, 4.00%, due 12/1/2028	242
250	Ser. 2016, 4.00%, due 12/1/2029	280
375	Ser. 2016, 4.00%, due 12/1/2030	416
	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.)
15	Ser. 2017, 5.00%, due 8/15/2025	17
1,045	Ser. 2017, 5.00%, due 8/15/2026	1,207
320	Washington St. Ref. G.O., Ser. 2016-B, 5.00%, due 7/1/2026	385
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800	Ser. 2016, 4.00%, due 12/1/2029	888
975	Ser. 2016, 4.00%, due 12/1/2030	1,076
		6,628
West Virginia 0.4%
700	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2029	849
Wisconsin 2.3%
2,650	Cedarburg Sch. Dist. G.O., Ser. 2019, 4.00%, due 3/1/2032	2,920
470	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/2032	549
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/2039	1,057
		4,526
	Total Investments 98.8% (Cost $192,430)	196,523
	Other Assets Less Liabilities 1.2%	2,484
	Net Assets 100.0%	$199,007

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2019.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$196,523	$—	$196,523
Total Investments	$—	$196,523	$—	$196,523

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)
April 30, 2019

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 13.7%
$2,020	U.S. Treasury Bill, 2.47%, due 2/27/2020	$1,981	(a)
	U.S. Treasury Notes
7,700	2.75%, due 9/30/2020 – 11/30/2020	7,748
2,915	2.50%, due 12/31/2020	2,924
	Total U.S. Treasury Obligations (Cost $12,616)	12,653
Mortgage-Backed Securities 20.6%
Collateralized Mortgage Obligations 0.1%
57	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1 month USD LIBOR + 1.13%), 3.63%, due 6/19/2034	55	(b)
Commercial Mortgage-Backed 18.5%
659	Banc of America Commercial Mortgage Trust, Ser. 2017-BNK3, Class A1, 1.96%, due 2/15/2050	652
458	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/2050 CD Mortgage Trust	453
533	Ser. 2016-CD1, Class A1, 1.44%, due 8/10/2049	525
314	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/2050	311
1,749	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/2050	1,731
	Citigroup Commercial Mortgage Trust
810	Ser. 2012-GC8, Class AAB, 2.61%, due 9/10/2045	809
521	Ser. 2016-C2, Class A1, 1.50%, due 8/10/2049	513
989	Ser. 2018-C5, Class A1, 3.13%, due 6/10/2051	1,000
	Commercial Mortgage Pass-Through Certificates
492	Ser. 2012-CR3, Class ASB, 2.37%, due 10/15/2045	489
154	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/2048	153
367	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/2049	364
72	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/2050	72
775	CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Class A1, 2.23%, due 11/15/2050	767
451	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/2049	445
145	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/2048	144
672	JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-LC11, Class ASB, 2.55%, due 4/15/2046	670
	JPMBB Commercial Mortgage Securities Trust
1,095	Ser. 2013-C12, Class ASB, 3.16%, due 7/15/2045	1,102
337	Ser. 2015-C27, Class ASB, 3.02%, due 2/15/2048	340
1,244	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/2050	1,231	(c)
	Morgan Stanley Bank of America Merrill Lynch Trust
277	Ser. 2016-C28, Class A1, 1.53%, due 1/15/2049	274
696	Ser. 2017-C33, Class A1, 2.03%, due 5/15/2050	689
329	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/2048 Wells Fargo Commercial Mortgage Trust	324
153	Ser. 2015-P2, Class A1, 1.97%, due 12/15/2048	152
710	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/2049	700
784	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	774
1,552	Ser. 2018-C45, Class A1, 3.13%, due 6/15/2051	1,565
385	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/2059	382
488	Ser. 2016-C32, Class A1, 1.58%, due 1/15/2059	483
		17,114

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Fannie Mae 1.1%
	Pass-Through Certificates
$212	3.50%, due 10/1/2025	$216
491	3.00%, due 9/1/2027	495
319	4.50%, due 4/1/2039 – 5/1/2044	337
		1,048
Freddie Mac 0.9%
	Pass-Through Certificates
246	3.50%, due 5/1/2026	252
339	3.00%, due 1/1/2027	341
218	4.50%, due 11/1/2039	232
		825
	Total Mortgage-Backed Securities (Cost $19,162)	19,042
Corporate Bonds 51.8%
Aerospace & Defense 2.2%
650	General Dynamics Corp., (3 month USD LIBOR + 0.38%), 3.08%, due 5/11/2021 United Technologies Corp.	651	(b)
1,000	(3 month USD LIBOR + 0.35%), 3.09%, due 11/1/2019	1,001	(b)
395	3.35%, due 8/16/2021	400
		2,052
Agriculture 1.0%
930	Reynolds American, Inc., 8.13%, due 6/23/2019	937
Auto Manufacturers 3.3%
390	Daimler Finance N.A. LLC, 1.50%, due 7/5/2019	389	(c)
810	Harley-Davidson Financial Services, Inc., (3 month USD LIBOR + 0.50%), 3.14%, due 5/21/2020	811	(b)(c)
1,840	Volkswagen Group of America Finance LLC, (3 month USD LIBOR + 0.77%), 3.46%, due 11/13/2020	1,846	(b)(c)
		3,046
Banks 17.2%
1,675	Bank of America Corp., 5.63%, due 7/1/2020	1,732
2,155	Citibank N.A., 3.17%, due 2/19/2022	2,165	(e)
1,750	Goldman Sachs Group, Inc., 5.25%, due 7/27/2021	1,840
850	HSBC Holdings PLC, (3 month USD LIBOR + 0.60%), 3.28%, due 5/18/2021	851	(b)
1,610	JPMorgan Chase & Co., 4.40%, due 7/22/2020	1,643
1,500	Morgan Stanley, 5.75%, due 1/25/2021	1,572
1,250	National Australia Bank Ltd., 3.70%, due 11/4/2021	1,276
1,235	Santander UK PLC, 2.50%, due 1/5/2021	1,229
795	Sumitomo Mitsui Banking Corp., 2.51%, due 1/17/2020	794
985	Toronto-Dominion Bank, 3.25%, due 6/11/2021	997
900	Wells Fargo Bank N.A., 3.33%, due 7/23/2021	905	(e)
915	Westpac Banking Corp., 2.15%, due 3/6/2020	911
		15,915

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Beverages 2.2%
$1,023	Anheuser-Busch InBev Worldwide, Inc., 4.38%, due 2/15/2021	$1,050
1,000	Diageo Capital PLC, (3 month USD LIBOR + 0.24%), 2.92%, due 5/18/2020	1,001	(b)
		2,051
Commercial Services 1.5%
1,335	ERAC USA Finance LLC, 5.25%, due 10/1/2020	1,377	(c)
Diversified Financial Services 3.8%
675	AIG Global Funding, 2.15%, due 7/2/2020	671	(c)
1,525	American Express Co., 2.20%, due 10/30/2020	1,514
1,380	Capital One Financial Corp., 2.50%, due 5/12/2020	1,376
		3,561
Electric 2.5%
1,060	Pennsylvania Electric Co., 5.20%, due 4/1/2020	1,081
	Sempra Energy
810	(3 month USD LIBOR + 0.25%), 2.85%, due 7/15/2019	810	(b)
390	2.40%, due 2/1/2020	389
		2,280
Media 2.9%
580	Comcast Corp., (3 month USD LIBOR + 0.44%), 3.03%, due 10/1/2021	583	(b)
585	Discovery Communications LLC, 2.20%, due 9/20/2019	583
1,450	Fox Corp., 3.67%, due 1/25/2022	1,480	(c)
		2,646
Oil & Gas 1.8%
835	BP AMI Leasing, Inc., 5.52%, due 5/8/2019	836	(c)
815	BP Capital Markets PLC, 3.56%, due 11/1/2021	832
		1,668
Pharmaceuticals 5.8%
1,235	AbbVie, Inc., 2.50%, due 5/14/2020	1,231
900	CVS Health Corp., 2.80%, due 7/20/2020	899
1,000	GlaxoSmithKline Capital PLC, (3 month USD LIBOR + 0.35%), 3.04%, due 5/14/2021	1,002	(b)
1,385	Halfmoon Parent, Inc., 3.20%, due 9/17/2020	1,390	(c)
209	Mylan NV, 2.50%, due 6/7/2019	209
640	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/2019	637
		5,368
Pipelines 1.3%
1,180	Enterprise Products Operating LLC, 2.80%, due 2/15/2021	1,180
Real Estate Investment Trusts 0.6%
575	WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, due 9/17/2019	575	(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Retail 1.0%
$925	Walmart, Inc., (3 month USD LIBOR + 0.23%), 2.83%, due 6/23/2021	$928	(b)
Semiconductors 1.9%
1,725	Broadcom, Inc., 3.13%, due 4/15/2021	1,723	(c)
Telecommunications 1.8%
1,715	AT&T, Inc., 2.80%, due 2/17/2021	1,716
Trucking & Leasing 1.0%
895	Avolon Holdings Funding Ltd., 3.63%, due 5/1/2022	897	(c)
	Total Corporate Bonds (Cost $47,824)	47,920
Asset-Backed Securities 9.7%
565	Ally Auto Receivables Trust, Ser. 2018-1, Class A3, 2.35%, due 6/15/2022	564
1,570	American Express Credit Account Master Trust, Ser. 2018-1, Class A, 2.67%, due 10/17/2022	1,571
1,200	Bank of America Credit Card Trust, Ser. 2018-A3, Class A3, 3.10%, due 12/15/2023	1,215
	Capital One Multi-Asset Execution Trust
1,200	Ser. 2016-A3, Class A3, 1.34%, due 4/15/2022	1,198
1,030	Ser. 2014-A4, Class A4, (1 month USD LIBOR + 0.36%), 2.83%, due 6/15/2022	1,031	(b)
1,050	Chase Issuance Trust, Ser. 2016-A5, Class A5, 1.27%, due 7/15/2021	1,047
203	GM Financial Consumer Automobile Receivables Trust, Ser. 2017-3A, Class A2A, 1.71%, due 9/16/2020	203	(c)
240	Nissan Auto Receivables Owner Trust, Ser. 2016-C, Class A3, 1.18%, due 1/15/2021	239
565	Toyota Auto Receivables Owner Trust, Ser. 2018-A, Class A3, 2.35%, due 5/16/2022	564
	Verizon Owner Trust
132	Ser. 2016-1A, Class A, 1.42%, due 1/20/2021	132	(c)
1,200	Ser. 2019-A, Class A1A, 2.93%, due 9/20/2023	1,211
	Total Asset-Backed Securities (Cost $8,957)	8,975
NUMBER OF SHARES
Short-Term Investments 3.6%
Investment Companies 3.6%
3,323,703	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(d) (Cost $3,324)	3,324
	Total Investments 99.4% (Cost $91,883)	91,914
	Other Assets Less Liabilities 0.6%	570	(f)
	Net Assets 100.0%	$92,484

(a)  Rate shown was the discount rate at the date of purchase.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

approximately $13,561,000, which represents 14.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Represents 7-day effective yield as of April 30, 2019.

(e)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(f)  Includes the impact of the Fund's open positions in derivatives at April 30, 2019.

Derivative Instruments

Futures contracts ("futures")

At April 30, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	91	U.S. Treasury Note, 2 Year	$19,383,711	$53,663
Total Futures			$19,383,711	$53,663

At April 30, 2019, the Fund had $26,319 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2019, the average notional value of futures for the Fund was $21,089,411 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$12,653	$—	$12,653
Mortgage-Backed Securities(a)	—	19,042	—	19,042
Corporate Bonds(a)	—	47,920	—	47,920
Asset-Backed Securities	—	8,975	—	8,975
Short-Term Investments	—	3,324	—	3,324
Total Investments	$—	$91,914	$—	$91,914

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2019:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$54	$—	$—	$54
Total	$54	$—	$—	$54

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited)
April 30, 2019

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 8.8%
Building & Development 0.5%
$219	Jeld-Wen Inc., First Lien Term Loan, (3 month USD LIBOR + 2.00%), 4.60%, due 12/14/2024	$218
70	Realogy Group LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 2/8/2025	68
		286
Business Equipment & Services 0.9%
347	Prime Security Services Borrower, LLC, First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 5/2/2022	347
23	ServiceMaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.98%, due 11/8/2023	23
202	West Corporation, Term Loan, (3 month USD LIBOR + 4.00%), 6.63%, due 10/10/2024	196
		566
Cable & Satellite Television 0.5%
284	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.47%, due 8/14/2026	277
Chemicals & Plastics 0.1%
64	Starfruit Finco B.V, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 10/1/2025	63
Containers & Glass Products 0.8%
169	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.51%, due 11/7/2025	167 (b)
348	BWAY Holding Company, Term Loan B, (3 month USD LIBOR + 3.25%), 5.85%, due 4/3/2024	343
		510
Diversified Insurance 0.2%
145	Sedgwick Claims Management Services, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 12/31/2025	144
Drugs 0.5%
33	Bausch Health Companies Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.22%, due 11/27/2025	34
214	Endo Luxembourg Finance Company I S.a r.l., Term Loan B, (1 month USD LIBOR + 4.25%), 6.75%, due 4/29/2024	211
37	Valeant Pharmaceuticals International, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.47%, due 6/2/2025	37
		282
Electronics - Electrical 0.4%
186	Rackspace Hosting, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.74%, due 11/3/2023	176
20	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.73%, due 4/16/2025	20
	SS&C Technologies Inc.
28	Term Loan B3, (1 month USD LIBOR + 2.25%), 4.73%, due 4/16/2025	28
10	Term Loan B5, (1 month USD LIBOR + 2.25%), 4.73%, due 4/16/2025	10
		234

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food Service 0.2%
$110	1011778 B.C. Unlimited Liability Company, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.73%, due 2/16/2024	$109
38	Welbilt, Inc., Term Loan B, (1 month USD LIBOR + 2.50%), 4.98%, due 10/23/2025	38	(c)
		147
Health Care 0.5%
55	Agiliti Health, Inc., Term Loan, (1 month USD LIBOR + 3.00%), 5.56%, due 1/4/2026	55	(c)
240	Team Health Holdings, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 2/6/2024	224
		279
Leisure Goods - Activities - Movies 0.3%
204	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1 month USD LIBOR + 3.00%), 5.48%, due 3/31/2024	203
Lodging & Casinos 1.9%
130	Boyd Gaming Corporation, Term Loan B3, (1 week USD LIBOR + 2.25%), 4.67%, due 9/15/2023	130
219	Caesars Resort Collection, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 12/22/2024	219
220	Eldorado Resorts LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.75%, due 4/17/2024	220
	Mohegan Tribal Gaming Authority
60	Term Loan A, (1 month USD LIBOR + 3.75%), 6.23%, due 10/13/2021	58
84	Term Loan B, (1 month USD LIBOR + 4.00%), 6.48%, due 10/13/2023	81
279	Station Casinos LLC, Term Loan B, (1 month USD LIBOR + 2.50%), 4.99%, due 6/8/2023	279
126	Twin River Management Group, Inc., Term Loan B, (1 month USD LIBOR + 3.50%), 5.98%, due 7/10/2020	126
		1,113
Retailers (except food & drug) 1.4%
299	Bass Pro Group, LLC, Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%, due 9/25/2024	298
260	CDW LLC, Term Loan B, (1 month USD LIBOR + 1.75%), 4.24%, due 8/17/2023	261
255	Staples, Inc., Term Loan, (3 month USD LIBOR + 5.00%), 7.60%, due 4/9/2026	252	(d)(e)
		811
Telecommunications 0.5%
219	CenturyLink, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 1/31/2025	218
64	Syniverse Holdings, Inc., First Lien Term Loan, (1 month USD LIBOR + 5.00%), 7.47%, due 3/9/2023	61
		279
Utilities 0.1%
54	Vistra Operations Company LLC, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.73%, due 12/14/2023	54
	Total Loan Assignments (Cost $5,222)	5,248

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 87.8%
Advertising 3.1%
	Clear Channel Worldwide Holdings, Inc.
$200	Ser. A, 6.50%, due 11/15/2022	$204
55	Ser. B, 6.50%, due 11/15/2022	56
310	Nielsen Co. Luxembourg SARL, 5.50%, due 10/1/2021	312	(f)
	Nielsen Finance LLC/Nielsen Finance Co.
540	4.50%, due 10/1/2020	540
495	5.00%, due 4/15/2022	493	(f)
235	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, due 2/15/2024	242
		1,847
Auto Parts & Equipment 0.6%
75	American Axle & Manufacturing, Inc., 7.75%, due 11/15/2019	76
200	IHO Verwaltungs GmbH, 4.13% Cash/4.88% PIK, due 9/15/2021	201	(f)(g)
100	LKQ Corp., 4.75%, due 5/15/2023	101
		378
Banking 1.3%
	Ally Financial, Inc.
180	8.00%, due 3/15/2020	187
165	7.50%, due 9/15/2020	174
140	4.25%, due 4/15/2021	142
125	4.13%, due 2/13/2022	126
	CIT Group, Inc.
35	4.13%, due 3/9/2021	36
125	5.00%, due 8/15/2022	130
		795
Building & Construction 2.9%
	Lennar Corp.
340	4.75%, due 4/1/2021	346
60	4.13%, due 1/15/2022	60
40	5.38%, due 10/1/2022	42
	Meritage Homes Corp.
135	7.15%, due 4/15/2020	139
130	7.00%, due 4/1/2022	139
120	Taylor Morrison Communities, Inc., 6.63%, due 5/15/2022	124
315	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, due 4/15/2021	315	(f)
250	Toll Brothers Finance Corp., 5.88%, due 2/15/2022	264
260	TRI Pointe Group, Inc., 4.88%, due 7/1/2021	264
		1,693
Building Materials 0.8%
275	Beacon Roofing Supply, Inc., 6.38%, due 10/1/2023	286
187	Masonite Int'l Corp., 5.63%, due 3/15/2023	191	(f)
		477

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Cable & Satellite Television 7.1%
$200	Altice Financing SA, 6.63%, due 2/15/2023	$205	(f)
210	Altice Luxembourg SA, 7.75%, due 5/15/2022	214	(f)
140	Cable One, Inc., 5.75%, due 6/15/2022	142	(f)
	CCO Holdings LLC/CCO Holdings Capital Corp.
705	5.13%, due 2/15/2023	716
170	4.00%, due 3/1/2023	171	(f)
175	5.75%, due 1/15/2024	179
160	5.88%, due 4/1/2024	167	(f)
	CSC Holdings LLC
245	6.75%, due 11/15/2021	262
355	5.13%, due 12/15/2021	356	(f)
445	5.38%, due 7/15/2023	455	(f)
	DISH DBS Corp.
140	7.88%, due 9/1/2019	142
390	6.75%, due 6/1/2021	402
190	5.88%, due 7/15/2022	185
90	5.00%, due 3/15/2023	83
320	Numericable-SFR SA, 6.25%, due 5/15/2024	328	(f)
200	Virgin Media Finance PLC, 6.00%, due 10/15/2024	207	(f)
		4,214
Chemicals 3.1%
95	Ashland LLC, 4.75%, due 8/15/2022	97
85	Huntsman Int'l LLC, 5.13%, due 11/15/2022	90
350	INEOS Group Holdings SA, 5.63%, due 8/1/2024	353	(f)
	NOVA Chemicals Corp.
480	5.25%, due 8/1/2023	484	(f)
85	4.88%, due 6/1/2024	83	(f)
410	PQ Corp., 6.75%, due 11/15/2022	424	(f)
315	WR Grace & Co-Conn, 5.13%, due 10/1/2021	326	(f)
		1,857
Consumer - Commercial Lease Financing 6.2%
100	Avolon Holdings Funding Ltd., 5.13%, due 10/1/2023	104	(f)
	Navient Corp.
114	4.88%, due 6/17/2019	114
390	6.50%, due 6/15/2022	411
	Park Aerospace Holdings Ltd.
715	5.25%, due 8/15/2022	744	(f)
125	4.50%, due 3/15/2023	127	(f)
300	5.50%, due 2/15/2024	316	(f)
515	SLM Corp., 7.25%, due 1/25/2022	552
	Springleaf Finance Corp.
1,005	7.75%, due 10/1/2021	1,092
145	6.13%, due 5/15/2022	153
40	6.13%, due 3/15/2024	42
		3,655

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Diversified Capital Goods 0.6%
$180	Anixter, Inc., 5.13%, due 10/1/2021	$186
145	SPX FLOW, Inc., 5.63%, due 8/15/2024	148	(f)
		334
Electric - Generation 3.4%
	Calpine Corp.
585	6.00%, due 1/15/2022	591	(f)
170	5.38%, due 1/15/2023	171
290	5.88%, due 1/15/2024	296	(f)
	Dynegy, Inc.
203	7.38%, due 11/1/2022	210
195	5.88%, due 6/1/2023	199
158	7.63%, due 11/1/2024	166
375	NRG Energy, Inc., 6.25%, due 5/1/2024	387
		2,020
Electric - Integrated 0.5%
270	Talen Energy Supply LLC, 9.50%, due 7/15/2022	294	(f)
Energy - Exploration & Production 6.2%
	Antero Resources Corp.
200	5.38%, due 11/1/2021	202
70	5.13%, due 12/1/2022	70
667	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/2022	730	(f)
	Chesapeake Energy Corp.
140	6.13%, due 2/15/2021	144
100	4.88%, due 4/15/2022	98
250	5.75%, due 3/15/2023	247
100	7.00%, due 10/1/2024	99
235	EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, due 5/1/2024	87	(f)
	Oasis Petroleum, Inc.
75	6.88%, due 3/15/2022	75
215	6.88%, due 1/15/2023	217
100	Parsley Energy LLC/Parsley Finance Corp., 6.25%, due 6/1/2024	104	(f)
	Range Resources Corp.
385	5.75%, due 6/1/2021	396
190	5.88%, due 7/1/2022	192
320	SM Energy Co., 6.13%, due 11/15/2022	323
	Whiting Petroleum Corp.
160	5.75%, due 3/15/2021	164
195	6.25%, due 4/1/2023	199
	WPX Energy, Inc.
245	6.00%, due 1/15/2022	255
60	8.25%, due 8/1/2023	69
		3,671
Food - Wholesale 0.3%
165	Post Holdings, Inc., 5.50%, due 3/1/2025	169	(f)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Gaming 2.3%
$295	Boyd Gaming Corp., 6.88%, due 5/15/2023	$306
95	Eldorado Resorts, Inc., 6.00%, due 4/1/2025	98
102	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/2021	105	(f)
	MGM Resorts Int'l
345	6.63%, due 12/15/2021	370
150	7.75%, due 3/15/2022	166
150	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/2023	164
145	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, due 5/30/2023	144	(f)
		1,353
Gas Distribution 4.8%
110	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	112
140	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, due 4/1/2023	143
	DCP Midstream LLC
186	5.35%, due 3/15/2020	189	(f)
315	4.75%, due 9/30/2021	321	(f)
480	Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, due 5/15/2023	485
	NuStar Logistics L.P.
265	6.75%, due 2/1/2021	276
160	4.75%, due 2/1/2022	162
155	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/2023	147
355	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, due 8/15/2022	351
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
460	5.25%, due 5/1/2023	466
170	6.75%, due 3/15/2024	177
		2,829
Health Facilities 3.7%
	Acadia Healthcare Co., Inc.
195	5.13%, due 7/1/2022	196
110	6.50%, due 3/1/2024	114
	HCA, Inc.
180	7.50%, due 2/15/2022	198
215	5.88%, due 5/1/2023	231
340	MEDNAX, Inc., 5.25%, due 12/1/2023	346	(f)
	Tenet Healthcare Corp.
190	4.75%, due 6/1/2020	192
145	4.50%, due 4/1/2021	147
375	4.38%, due 10/1/2021	379
50	8.13%, due 4/1/2022	53
55	6.75%, due 6/15/2023	56
290	Universal Health Services, Inc., 4.75%, due 8/1/2022	293	(f)
		2,205
Health Services 1.4%
170	DaVita, Inc., 5.75%, due 8/15/2022	173
225	IQVIA, Inc., 4.88%, due 5/15/2023	229	(f)
245	Service Corp. Int'l, 4.50%, due 11/15/2020	245
180	Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, due 10/1/2024	188	(f)
		835

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Machinery 0.6%
$330	CFX Escrow Corp., 6.00%, due 2/15/2024	$343	(f)
Managed Care 1.2%
	Centene Corp.
250	4.75%, due 5/15/2022	255
350	6.13%, due 2/15/2024	367
95	WellCare Health Plans, Inc., 5.25%, due 4/1/2025	98
		720
Media Content 4.9%
	AMC Networks, Inc.
170	4.75%, due 12/15/2022	172
75	5.00%, due 4/1/2024	76
	Gannett Co., Inc.
41	5.13%, due 10/15/2019	41
300	5.13%, due 7/15/2020	302
220	4.88%, due 9/15/2021	221	(f)
235	Gray Television, Inc., 5.13%, due 10/15/2024	239	(f)
	Lions Gate Capital Holdings LLC
225	6.38%, due 2/1/2024	235	(f)
105	5.88%, due 11/1/2024	107	(f)
	Netflix, Inc.
295	5.38%, due 2/1/2021	306
50	5.50%, due 2/15/2022	53
	Nexstar Broadcasting, Inc.
70	6.13%, due 2/15/2022	71	(f)
65	5.88%, due 11/15/2022	66
	Sirius XM Radio, Inc.
565	3.88%, due 8/1/2022	564	(f)
175	4.63%, due 5/15/2023	177	(f)
255	WMG Acquisition Corp., 5.00%, due 8/1/2023	260	(f)
		2,890
Medical Products 0.2%
120	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	118	(f)
Metals - Mining Excluding Steel 3.8%
	Arconic, Inc.
130	5.40%, due 4/15/2021	134
100	5.87%, due 2/23/2022	105
250	Constellium NV, 5.75%, due 5/15/2024	256	(f)
125	FMG Resources (August 2006) Pty Ltd., 4.75%, due 5/15/2022	126	(f)
1,040	Freeport-McMoRan, Inc., 3.55%, due 3/1/2022	1,031	(h)
285	Hudbay Minerals, Inc., 7.25%, due 1/15/2023	296	(f)
280	Novelis Corp., 6.25%, due 8/15/2024	291	(f)
		2,239

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oil Field Equipment & Services 0.7%
$110	Exterran Partners L.P., 6.00%, due 10/1/2022	$111
280	Precision Drilling Corp., 7.75%, due 12/15/2023	291
		402
Packaging 4.2%
320	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.63%, due 5/15/2023	323	(f)
	Berry Plastics Corp.
240	5.50%, due 5/15/2022	243
130	6.00%, due 10/15/2022	134
380	5.13%, due 7/15/2023	386
300	BWAY Holding Co., 5.50%, due 4/15/2024	298	(f)
105	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/2023	107
180	Graphic Packaging Int'l, Inc., 4.75%, due 4/15/2021	185
125	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/2022	128	(f)
	Reynolds Group Issuer, Inc.
65	(3 month USD LIBOR + 3.50%), 6.10%, due 7/15/2021	65	(a)(f)
450	5.13%, due 7/15/2023	456	(f)
180	Sealed Air Corp., 4.88%, due 12/1/2022	186	(f)
		2,511
Personal & Household Products 1.0%
	Energizer Holdings, Inc.
110	4.70%, due 5/19/2021	112
100	4.70%, due 5/24/2022	103
232	Prestige Brands, Inc., 5.38%, due 12/15/2021	234	(f)
	Spectrum Brands, Inc.
63	6.63%, due 11/15/2022	65
50	6.13%, due 12/15/2024	51
		565
Pharmaceuticals 1.6%
50	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 4.88%, due 4/15/2020	50	(f)
	Valeant Pharmaceuticals Int'l, Inc.
225	6.50%, due 3/15/2022	233	(f)
72	5.50%, due 3/1/2023	72	(f)
67	5.88%, due 5/15/2023	67	(f)
485	7.00%, due 3/15/2024	511	(f)
		933
Printing & Publishing 0.3%
188	R.R. Donnelley & Sons Co., 7.88%, due 3/15/2021	194
Real Estate Development & Management 0.7%
	Realogy Group LLC/Realogy Co-Issuer Corp.
250	5.25%, due 12/1/2021	252	(f)
175	4.88%, due 6/1/2023	167	(f)
		419

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Real Estate Investment Trusts 2.4%
	MPT Operating Partnership L.P./MPT Finance Corp.
$230	6.38%, due 3/1/2024	$242
190	5.50%, due 5/1/2024	194
	RHP Hotel Properties L.P./RHP Finance Corp.
325	5.00%, due 4/15/2021	326
115	5.00%, due 4/15/2023	117
145	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/2021	146
	Starwood Property Trust, Inc.
150	3.63%, due 2/1/2021	149
230	5.00%, due 12/15/2021	235
		1,409
Recreation & Travel 2.3%
250	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 6/1/2024	255
893	NCL Corp. Ltd., 4.75%, due 12/15/2021	903	(f)
175	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	175	(f)
		1,333
Restaurants 0.7%
245	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/2022	246	(f)
140	Yum! Brands, Inc., 3.88%, due 11/1/2020	140
		386
Software - Services 2.1%
175	First Data Corp., 5.38%, due 8/15/2023	179	(f)
215	Nuance Communications, Inc., 6.00%, due 7/1/2024	220
465	Open Text Corp., 5.63%, due 1/15/2023	477	(f)
160	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	149	(f)
213	WEX, Inc., 4.75%, due 2/1/2023	214	(f)
		1,239
Specialty Retail 0.6%
	Penske Automotive Group, Inc.
220	3.75%, due 8/15/2020	220
85	5.75%, due 10/1/2022	87
70	QVC, Inc., 5.13%, due 7/2/2022	73
		380
Steel Producers/Products 0.5%
270	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	288	(f)
25	Steel Dynamics, Inc., 5.25%, due 4/15/2023	25
		313
Support - Services 3.0%
40	ADT Corp., 4.13%, due 6/15/2023	39
100	Anna Merger Sub, Inc., 7.75%, due 10/1/2022	16	(f)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$175	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, due 4/1/2023	$178
175	Hertz Corp., 7.63%, due 6/1/2022	181	(f)
	Iron Mountain, Inc.
360	4.38%, due 6/1/2021	362	(f)
175	6.00%, due 8/15/2023	179
90	5.75%, due 8/15/2024	91
187	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/2023	197	(f)
520	Vizient, Inc., 10.38%, due 3/1/2024	561	(f)
		1,804
Technology Hardware & Equipment 2.5%
355	CommScope Finance LLC, 5.50%, due 3/1/2024	370	(f)
	CommScope, Inc.
265	5.00%, due 6/15/2021	265	(f)
410	5.50%, due 6/15/2024	413	(f)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
285	5.88%, due 6/15/2021	290	(f)
160	7.13%, due 6/15/2024	169	(f)
		1,507
Telecom - Satellite 0.8%
133	Hughes Satellite Systems Corp., 6.50%, due 6/15/2019	134
305	Intelsat Jackson Holdings SA, 9.50%, due 9/30/2022	352	(f)
		486
Telecom - Wireless 2.6%
275	Sprint Capital Corp., 6.90%, due 5/1/2019	275
760	Sprint Corp., 7.25%, due 9/15/2021	796
175	Sprint Nextel Corp., 7.00%, due 8/15/2020	182
	T-Mobile USA, Inc.
125	4.00%, due 4/15/2022	126
80	6.00%, due 3/1/2023	82
75	6.00%, due 4/15/2024	78
		1,539
Telecom - Wireline Integrated & Services 2.4%
	CenturyLink, Inc.
140	Ser. V, 5.63%, due 4/1/2020	142
230	Ser. T, 5.80%, due 3/15/2022	236
125	Equinix, Inc., 5.38%, due 1/1/2022	128
	Level 3 Financing, Inc.
140	5.38%, due 8/15/2022	141
165	5.63%, due 2/1/2023	167
115	5.13%, due 5/1/2023	116
45	Qwest Corp., 6.75%, due 12/1/2021	48
75	Telecom Italia Capital SA, 7.18%, due 6/18/2019	75
345	Zayo Group LLC/Zayo Capital, Inc., 6.00%, due 4/1/2023	351
		1,404

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Theaters & Entertainment 0.4%
$230	Live Nation Entertainment, Inc., 5.38%, due 6/15/2022	$232	(f)
	Total Corporate Bonds (Cost $51,491)	51,992
NUMBER OF SHARES
Short-Term Investments 2.2%
Investment Companies 2.2%
1,304,701	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(i) (Cost $1,305)	1,305	(h)
	Total Investments 98.8% (Cost $58,018)	58,545
	Other Assets Less Liabilities 1.2%	694
	Net Assets 100.0%	$59,239

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

(b)  The stated interest rate represents the weighted average interest rate at April 30, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(c)  Value determined using significant unobservable inputs.

(d)  All or a portion of this security was purchased on a delayed delivery basis.

(e)  All or a portion of this security had not settled as of April 30, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $23,338,000, which represents 39.4% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(g)  Payment-in-kind (PIK) security.

(h)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of approximately $1,305,000.

(i)  Represents 7-day effective yield as of April 30, 2019.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Food Service	$—	$109	$38	$147
Health Care	—	224	55	279
Other Loan Assignments(a)	—	4,822	—	4,822
Total Loan Assignments	—	5,155	93	5,248
Corporate Bonds(a)	—	51,992	—	51,992
Short-Term Investments	—	1,305	—	1,305
Total Investments	$—	$58,452	$93	$58,545

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2019
Investments in Securities:
Loan Assignments(c)
Food Service	$40	$—	$—	$—	$—	$(2)	$—	$—	$38	$—
Health Care	—	—	—	—	55	—	—	—	55	—
Lodging & Casinos	205	—	(12)	1	—	(194)	—	—	—	—
Total	$245	$—	$(12)	$1	$55	$(196)	$—	$—	$93	$—

(c)  Securities categorized as Level 3 are valued based on single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) April 30, 2019

NUMBER OF SHARES		VALUE
		(000's omitted)
Common Stocks 0.0%(a)
Media - Broadcast 0.0%(a)
4	Cumulus Media, Inc. (Cost $50)	$80	*
PRINCIPAL AMOUNT(b)
(000's omitted)
Loan Assignments(c) 6.6%
Aerospace & Defense 0.1%
$1,335	TransDigm, Inc., Term Loan F, (1 month USD LIBOR + 2.50%), due 6/9/2023	1,330	(d)(e)
Air Transport 0.1%
1,775	United Airlines, Inc., Term Loan B, (USD LIBOR + 1.75%), due 4/1/2024	1,764	(d)(e)
Automotive 0.1%
1,320	Panther BF Aggregator 2 L.P., Term Loan B, (USD LIBOR + 3.50%), due 3/18/2026	1,324	(d)(e)
Building & Development 0.2%
	Capital Automotive L.P.
1,325	First Lien Term Loan, (1 month USD LIBOR + 2.50%), 4.99%, due 3/24/2024	1,321	(d)(e)
299	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.48%, due 3/24/2025	300
1,320	DTZ U.S. Borrower LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 8/21/2025	1,320
1,360	Realogy Group LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 2/8/2025	1,327
1,330	VICI Properties 1 LLC, Term Loan B, (1 month USD LIBOR + 2.00%), due 12/20/2024	1,327	(d)(e)
852	Wilsonart LLC, Term Loan B, (3 month USD LIBOR + 3.25%), 5.86%, due 12/19/2023	849	(d)(e)
		6,444
Business Equipment & Services 0.6%
	Advantage Sales & Marketing, Inc.
199	First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 7/23/2021	174
90	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.98%, due 7/25/2022	67
1,322	Ceridian HCM Holding Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.50%, due 4/30/2025	1,328	(d)(e)(f)
1,322	Change Healthcare Holdings LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 3/1/2024	1,321	(d)(e)
1,343	Deerfield Dakota Holding, LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 2/13/2025	1,324	(d)(e)
1,338	Garda World Security Corporation, Term Loan, (3 month USD LIBOR + 3.50%), 6.12%, due 5/24/2024	1,335	(d)(e)
1,319	Greeneden U.S. Holdings II, LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 12/1/2023	1,320	(d)(e)
1,350	Iron Mountain, Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.23%, due 1/2/2026	1,322
1,317	Kronos Incorporated, Term Loan B, (3 month USD LIBOR + 3.00%), 5.74%, due 11/1/2023	1,318	(d)(e)
826	MX Holdings US, Inc., Term Loan B1C, (1 month USD LIBOR + 3.00%), 5.48%, due 7/31/2025	827
1,325	Prime Security Services Borrower, LLC, First Lien Term Loan, (1 month USD LIBOR + 2.75%), due 5/2/2022	1,326	(d)(e)
1,076	ServiceMaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), due 11/8/2023	1,075	(d)(e)
1,328	Solera, LLC, Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 3/3/2023	1,329	(d)(e)
1,327	Tempo Acquisition LLC, Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 5/1/2024	1,327	(d)(e)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$869	West Corporation, Term Loan, (3 month USD LIBOR + 4.00%), 6.63%, due 10/10/2024	$840
890	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (3 month USD LIBOR + 2.75%), 5.36%, due 5/18/2025	866
		17,099
Cable & Satellite Television 0.5%
1,365	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.47%, due 8/14/2026	1,334
2,640	Charter Communications Operating, LLC, Term Loan B, (1 month USD LIBOR + 2.00%), due 4/30/2025	2,645	(d)(e)
2,195	CSC Holdings, LLC, Term Loan B, (USD LIBOR + 3.00%), due 4/15/2027	2,200	(d)(e)
1,330	Lions Gate Capital Holdings LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 3/24/2025	1,323
1,335	Telenet Financing USD LLC, Term Loan AN, (1 month USD LIBOR + 2.25%), due 8/15/2026	1,330	(d)(e)
1,840	Unitymedia Finance LLC, Term Loan E, (1 month USD LIBOR + 2.00%), 4.47%, due 6/1/2023	1,835	(d)(e)
895	WideOpenWest Finance LLC, Term Loan B, (1 month USD LIBOR + 3.25%), 5.74%, due 8/18/2023	878
1,345	Ziggo Secured Finance Partnership, Term Loan E, (1 month USD LIBOR + 2.50%), 4.97%, due 4/15/2025	1,332
		12,877
Chemicals & Plastics 0.2%
1,033	Platform Specialty Products Corporation, Term Loan, (3 month USD LIBOR + 2.25%), due 1/30/2026	1,034	(d)(e)
1,325	PQ Corporation, Term Loan B, (3 month USD LIBOR + 2.50%), due 2/8/2025	1,324	(d)(e)
1,325	Solenis International LP, First Lien Term Loan, (3 month USD LIBOR + 4.00%), 6.63%, due 6/26/2025	1,328
1,325	Starfruit Finco B.V, Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 10/1/2025	1,319	(d)(e)
1,320	Univar Inc., Term Loan B, (1 month USD LIBOR + 2.25%), due 7/1/2024	1,321	(d)(e)
		6,326
Conglomerates 0.0%(a)
1,280	Penn Engineering & Manufacturing Corp., Term Loan B, (1 month USD LIBOR + 2.75%), due 6/27/2024	1,278	(d)(e)
Containers & Glass Products 0.2%
2,650	Berry Global, Inc., Term Loan R, (1 month USD LIBOR + 2.00%), 4.48%, due 1/19/2024	2,641
1,351	BWAY Holding Company, Term Loan B, (3 month USD LIBOR + 3.25%), 5.85%, due 4/3/2024	1,333
1,320	Reynolds Group Holdings Inc., Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 2/5/2023	1,322
1,358	Trident TPI Holdings, Inc., Term Loan B1, (1 month USD LIBOR + 3.25%), 5.73%, due 10/17/2024	1,324	(d)(e)
		6,620
Diversified Insurance 0.1%
1,328	Sedgwick Claims Management Services, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), 5.73%, due 12/31/2025	1,324

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
Drugs 0.3%
$1,315	Amneal Pharmaceuticals LLC, Term Loan B, (1 month USD LIBOR + 3.50%), 6.00%, due 5/4/2025	$1,317
2,205	Bausch Health Companies Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.22%, due 11/27/2025	2,206
1,337	Endo Luxembourg Finance Company I S.a r.l., Term Loan B, (1 month USD LIBOR + 4.25%), 6.75%, due 4/29/2024	1,320
1,325	Jaguar Holding Company II, Term Loan, (1 month USD LIBOR + 2.50%), due 8/18/2022	1,316	(d)(e)
669	Valeant Pharmaceuticals International, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.47%, due 6/2/2025	671
		6,830
Electronics - Electrical 0.6%
419	Avast Software B.V., Term Loan B, (3 month USD LIBOR + 2.25%), 4.85%, due 9/30/2023	420
2,185	CommScope, Inc., Term Loan B, (1 month USD LIBOR + 3.25%), due 4/6/2026	2,202	(d)(e)
2,638	Dell International LLC, Term Loan B, (1 month USD LIBOR + 2.00%), due 9/7/2023	2,638	(d)(e)
1,320	Energizer Holdings, Inc., Term Loan B, (1 month USD LIBOR + 2.25%), 4.75%, due 12/17/2025	1,320
1,320	Go Daddy Operating Company, LLC, Term Loan, (1 month USD LIBOR + 2.00%), due 2/15/2024	1,322	(d)(e)
160	Hyland Software, Inc., Second Lien Term Loan, (1 month USD LIBOR + 7.00%), 9.48%, due 7/7/2025	161
200	IGT Holding IV AB, Term Loan B, (3 month USD LIBOR + 3.75%), 6.35%, due 7/31/2024	196	(f)
777	Infor (US), Inc., Term Loan B6, (1 month USD LIBOR + 2.75%), 5.23%, due 2/1/2022	777
1,390	Rackspace Hosting, Inc., First Lien Term Loan, (3 month USD LIBOR + 3.00%), 5.74%, due 11/3/2023	1,314
632	Riverbed Technology, Inc., Term Loan, (1 month USD LIBOR + 3.25%), 5.74%, due 4/24/2022	556
1,316	Sophia, L.P., Term Loan B, (3 month USD LIBOR + 3.25%), 5.85%, due 9/30/2022	1,316	(d)(e)
675	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.25%), 4.73%, due 4/16/2025	675	(d)(e)
1,079	SS&C Technologies Inc., Term Loan B3, (1 month USD LIBOR + 2.25%), 4.73%, due 4/16/2025	1,080	(d)(e)
1,328	Vertafore, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 7/2/2025	1,316	(d)(e)
1,340	Western Digital Corporation, Term Loan B4, (1 month USD LIBOR + 1.75%), 4.23%, due 4/29/2023	1,326
		16,619
Financial Intermediaries 0.1%
2,201	LPL Holdings, Inc., First Lien Term Loan B, (1 month USD LIBOR + 2.25%), 4.74%, due 9/23/2024	2,204	(d)(e)(f)
Food & Drug Retailers 0.1%
1,321	Albertsons, LLC, Term Loan B6, (1 month USD LIBOR + 3.00%), 5.48%, due 6/22/2023	1,321	(d)(e)
Food Products 0.0%(a)
1,314	Nomad Foods Europe Midco Limited, Term Loan B4, (1 month USD LIBOR + 2.25%), 4.72%, due 5/15/2024	1,307	(d)(e)
Food Service 0.4%
2,650	1011778 B.C. Unlimited Liability Company, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.73%, due 2/16/2024	2,641
2,650	Aramark Services, Inc., Term Loan B3, (USD LIBOR + 1.75%), due 3/11/2025	2,643	(d)(e)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$2,205	KFC Holding Co., Term Loan B, (1 month USD LIBOR + 1.75%), 4.23%, due 4/3/2025	$2,202
1,330	US Foods, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), due 6/27/2023	1,326	(d)(e)
880	Welbilt, Inc., Term Loan B, (USD LIBOR + 2.50%), due 10/23/2025	878	(d)(e)(f)
		9,690
Health Care 0.5%
355	Auris Luxembourg III S.a.r.l., Term Loan B2, (1 month USD LIBOR + 3.75%), 6.23%, due 2/27/2026	357
	Concentra Inc.
1,325	First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 6/1/2022	1,323	(d)(e)
325	Second Lien Term Loan, (1 month USD LIBOR + 6.50%), 8.98%, due 6/1/2023	327
923	Envision Healthcare Corporation, First Lien Term Loan, (1 month USD LIBOR + 3.75%), 6.23%, due 10/10/2025	892	(d)(e)
2,200	Grifols Worldwide Operations USA, Inc., Term Loan, (1 week USD LIBOR + 2.25%), due 1/31/2025	2,202	(d)(e)
2,635	HCA Inc., Term Loan B10, (1 month USD LIBOR + 2.00%), due 3/13/2025	2,639	(d)(e)
1,354	MPH Acquisition Holdings LLC, Term Loan B, (3 month USD LIBOR + 2.75%), 5.35%, due 6/7/2023	1,340	(d)(e)
1,320	Select Medical Corporation, Term Loan B, (1 month USD LIBOR + 2.50%), due 3/6/2025	1,320	(d)(e)(f)
1,760	Syneos Health, Inc., Term Loan B, (1 month USD LIBOR + 2.00%), due 8/1/2024	1,754	(d)(e)
874	Verscend Holding Corp., Term Loan B, (1 month USD LIBOR + 4.50%), 6.98%, due 8/27/2025	878
880	VVC Holding Corp., Term Loan B, (3 month USD LIBOR + 4.50%), due 2/11/2026	884	(d)(e)
		13,916
Industrial Equipment 0.1%
	Brookfield WEC Holdings Inc.
529	First Lien Term Loan, (1 month USD LIBOR + 3.50%), 5.98%, due 8/1/2025	531
70	Second Lien Term Loan, (1 month USD LIBOR + 6.75%), 9.23%, due 8/3/2026	71
	Crosby US Acquisition Corp.
937	First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.49%, due 11/23/2020	927
55	Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.49%, due 11/22/2021	54
1,319	Filtration Group Corporation, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 3/29/2025	1,321	(d)(e)
586	Pro Mach Group, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.22%, due 3/7/2025	572
		3,476
Leisure Goods - Activities - Movies 0.4%
2,200	AMC Entertainment Holdings Inc., Term Loan B, (USD LIBOR + 3.00%), due 4/22/2026	2,205	(d)(e)
1,330	CityCenter Holdings, LLC, Term Loan B, (1 month USD LIBOR + 2.25%), due 4/18/2024	1,329	(d)(e)
1,330	Crown Finance US, Inc., Term Loan, (1 month USD LIBOR + 2.25%), due 2/28/2025	1,323	(d)(e)
1,350	Delta 2 (LUX) S.a.r.l., Term Loan, (1 month USD LIBOR + 2.50%), 4.98%, due 2/1/2024	1,329
1,340	Emerald Expositions Holding, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), due 5/22/2024	1,327	(d)(e)(f)
1,325	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1 month USD LIBOR + 3.00%), 5.48%, due 3/31/2024	1,319
1,340	WMG Acquisition Corp., Term Loan F, (1 month USD LIBOR + 2.13%), due 11/1/2023	1,337	(d)(e)
		10,169
Lodging & Casinos 0.4%
1,299	Caesars Resort Collection, LLC, First Lien Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 12/22/2024	1,302
1,330	Eldorado Resorts LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.75%, due 4/17/2024	1,328

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$279	Golden Entertainment, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 10/21/2024	$279
2,635	Hilton Worldwide Finance, LLC, Term Loan B2, (1 month USD LIBOR + 1.75%), 4.23%, due 10/25/2023	2,642
	Mohegan Tribal Gaming Authority
176	Term Loan A, (1 month USD LIBOR + 3.75%), 6.23%, due 10/13/2021	171
1,180	Term Loan B, (1 month USD LIBOR + 4.00%), 6.48%, due 10/13/2023	1,128	(d)(e)
1,330	Scientific Games International, Inc., Term Loan B5, (1 month USD LIBOR + 2.75%), due 8/14/2024	1,326	(d)(e)
1,320	Station Casinos LLC, Term Loan B, (1 month USD LIBOR + 2.50%), due 6/8/2023	1,321	(d)(e)
619	Twin River Management Group, Inc., Term Loan B, (1 month USD LIBOR + 3.50%), 5.98%, due 7/10/2020	619
1,780	Wynn Resorts, Limited, Term Loan B, (1 month USD LIBOR + 2.25%), due 10/30/2024	1,764	(d)(e)
		11,880
Nonferrous Metals - Minerals 0.0%(a)
155	Covia Holdings Corporation, Term Loan, (USD LIBOR + 3.75%), due 6/1/2025	137	(d)(e)
Oil & Gas 0.1%
465	Gavilan Resources, LLC, Second Lien Term Loan, (1 month USD LIBOR + 6.00%), 8.48%, due 3/1/2024	345
1,347	Lucid Energy Group II LLC, First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.48%, due 2/17/2025	1,317	(d)(e)
1,327	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1 month USD LIBOR + 3.25%), 5.73%, due 10/30/2024	1,320
		2,982
Property & Casualty Insurance 0.1%
2,191	Asurion LLC, Term Loan B7, (1 month USD LIBOR + 3.00%), 5.48%, due 11/3/2024	2,197	(d)(e)
Publishing 0.1%
540	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.35%, due 11/3/2023	473
2,220	Nielsen Finance LLC, Term Loan B4, (1 month USD LIBOR + 2.00%), 4.47%, due 10/4/2023	2,210
		2,683
Radio & Television 0.1%
1,339	Cumulus Media New Holdings Inc., Term Loan, (1 month USD LIBOR + 4.50%), 6.99%, due 5/15/2022	1,326
1,393	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 5.23%, due 3/15/2024	1,339	(d)(e)
		2,665
Retailers (except food & drug) 0.2%
1,337	Bass Pro Group, LLC, Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%, due 9/25/2024	1,334
1,316	BJ's Wholesale Club, Inc., First Lien Term Loan, (1 month USD LIBOR + 3.00%), 5.47%, due 2/3/2024	1,322	(d)(e)
	EG America LLC
673	Term Loan, (3 month USD LIBOR + 4.00%), 6.60%, due 2/7/2025	665

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$95	Second Lien Term Loan, (3 month USD LIBOR + 8.00%), 10.60%, due 4/20/2026	$93
1,480	Staples, Inc., Term Loan, (3 month USD LIBOR + 5.00%), due 4/9/2026	1,461	(d)(e)
		4,875
Steel 0.1%
1,308	MRC Global (US) Inc., First Lien Term Loan B, (1 month USD LIBOR + 3.00%), 5.48%, due 9/20/2024	1,311	(d)(e)
1,330	TMS International Corp., Term Loan B2, (USD LIBOR + 2.75%), due 8/14/2024	1,330	(d)(e)(f)
		2,641
Surface Transport 0.1%
2,225	Avis Budget Car Rental, LLC, Term Loan B, (USD LIBOR + 2.00%), due 2/13/2025	2,199	(d)(e)
1,335	Hertz Corporation (The), Term Loan B, (1 month USD LIBOR + 2.75%), due 6/30/2023	1,334	(d)(e)
		3,533
Telecommunications 0.5%
1,331	CenturyLink, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 1/31/2025	1,321	(d)(e)
404	Frontier Communications Corp., Term Loan B1, (1 month USD LIBOR + 3.75%), 6.24%, due 6/15/2024	394
1,373	GTT Communications, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 5/31/2025	1,327
	Intelsat Jackson Holdings S.A.
2,207	Term Loan B3, (1 month USD LIBOR + 3.75%), 6.23%, due 11/27/2023	2,204
63	Term Loan B4, (1 month USD LIBOR + 4.50%), 6.98%, due 1/2/2024	63
2,645	Level 3 Financing Inc., Term Loan B, (1 month USD LIBOR + 2.25%), due 2/22/2024	2,646	(d)(e)
2,223	Sprint Communications, Inc., Term Loan B, (1 month USD LIBOR + 3.00%), 5.50%, due 2/2/2024	2,187
120	Syniverse Holdings, Inc., Second Lien Term Loan, (1 month USD LIBOR + 9.00%), 11.47%, due 3/11/2024	90
1,330	Telesat Canada, Term Loan B4, (3 month USD LIBOR + 2.50%), 5.11%, due 11/17/2023	1,325
1,325	Zayo Group, LLC, Term Loan, (1 month USD LIBOR + 2.25%), 4.73%, due 1/19/2024	1,324
		12,881
Utilities 0.3%
1,325	Calpine Corporation, Term Loan B9, (3 month USD LIBOR + 2.75%), due 4/5/2026	1,328	(d)(e)
1,314	Eastern Power, LLC, Term Loan B, (1 month USD LIBOR + 3.75%), 6.23%, due 10/2/2023	1,314
745	Nautilus Power, LLC, Term Loan B, (1 month USD LIBOR + 4.25%), 6.73%, due 5/16/2024	751
2,210	NRG Energy, Inc., Term Loan B, (USD LIBOR + 1.75%), due 6/30/2023	2,207	(d)(e)
	Talen Energy Supply, LLC
885	Term Loan B1, (1 month USD LIBOR + 4.00%), due 7/15/2023	885	(d)(e)
885	Term Loan B2, (1 month USD LIBOR + 4.00%), due 4/15/2024	885	(d)(e)
1,320	Vistra Operations Company LLC, Term Loan B2, (1 month USD LIBOR + 2.25%), due 12/14/2023	1,322	(d)(e)
		8,692
	Total Loan Assignments (Cost $177,741)	177,084
U.S. Treasury Obligations 29.3%
15,100	U.S. Treasury Bill, 2.34%, due 1/2/2020	14,859	(g)(h)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
	U.S. Treasury Bonds
$11,345	5.38%, due 2/15/2031	$14,594
2,480	3.88%, due 8/15/2040	2,903
	U.S. Treasury Inflation-Indexed Bonds(i)
18,802	2.00%, due 1/15/2026	20,684
36,479	3.63%, due 4/15/2028	46,186
11,954	2.50%, due 1/15/2029	14,132
63,157	3.88%, due 4/15/2029	83,221	(j)
18,945	3.38%, due 4/15/2032	25,440
22,464	1.00%, due 2/15/2046	22,705
	U.S. Treasury Notes
104,105	1.38%, due 1/15/2020	103,341	(j)
55,380	2.00%, due 8/31/2021	55,060
27,690	2.38%, due 8/15/2024	27,786
67,800	2.88%, due 5/31/2025 – 8/15/2028	69,873
62,685	1.63%, due 2/15/2026	59,673	(j)
180,678	2.25%, due 2/15/2027 – 8/15/2046	176,258	(j)
46,005	2.75%, due 2/15/2028 – 8/15/2042	46,737
	Total U.S. Treasury Obligations (Cost $783,304)	783,452
U.S. Government Agency Securities 0.1%
2,030	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,835)	2,729
Mortgage-Backed Securities 27.8%
Collateralized Mortgage Obligations 7.3%
432	Angel Oak Mortgage Trust LLC, Ser. 2017-3, Class A1, 2.71%, due 11/25/2047	430	(k)(l)
	Fannie Mae Connecticut Avenue Securities
19,918	Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 6.13%, due 9/25/2029	21,454	(c)(j)
16,585	Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 5.48%, due 10/25/2029	17,614	(c)
6,598	Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 5.33%, due 11/25/2029	6,864	(c)
8,950	Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 5.13%, due 2/25/2030	9,222	(c)
10,770	Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 5.28%, due 2/25/2030	11,147	(c)
2,670	Ser. 2017-C07, Class 1M2, (1 month USD LIBOR + 2.40%), 4.88%, due 5/25/2030	2,731	(c)
16,691	Ser. 2017-C07, Class 2M2, (1 month USD LIBOR + 2.50%), 4.98%, due 5/25/2030	17,021	(c)(j)
12,430	Ser. 2018-C01, Class 1M2, (1 month USD LIBOR + 2.25%), 4.73%, due 7/25/2030	12,577	(c)
10,400	Ser. 2018-C02, Class 2M2, (1 month USD LIBOR + 2.20%), 4.68%, due 8/25/2030	10,450	(c)
	Freddie Mac Multifamily Structured Pass Through Certificates
70,984	Ser. K083, Class XAM, 0.19%, due 10/25/2028	589	(k)(m)
77,922	Ser. K085, Class XAM, 0.21%, due 10/25/2028	721	(k)(m)
	Freddie Mac Structured Agency Credit Risk Debt Notes
9,610	Ser. 2017-DNA1, Class M2, (1 month USD LIBOR + 3.25%), 5.73%, due 7/25/2029	10,284	(c)
19,826	Ser. 2017-DNA2, Class M2, (1 month USD LIBOR + 3.45%), 5.93%, due 10/25/2029	21,470	(c)
9,935	Ser. 2017-HQA2, Class M2, (1 month USD LIBOR + 2.65%), 5.13%, due 12/25/2029	10,270	(c)(j)
16,454	Ser. 2017-DNA3, Class M2, (1 month USD LIBOR + 2.50%), 4.98%, due 3/25/2030	16,961	(c)
3,250	Ser. 2017-HQA3, Class M2, (1 month USD LIBOR + 2.35%), 4.83%, due 4/25/2030	3,312	(c)
5,680	Ser. 2018-DNA1, Class M2, (1 month USD LIBOR + 1.80%), 4.28%, due 7/25/2030	5,604	(c)(j)
15,275	Ser. 2018-HQA1, Class M2, (1 month USD LIBOR + 2.30%), 4.78%, due 9/25/2030	15,410	(c)
450	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1 month USD LIBOR + 0.16%), 2.64%, due 10/25/2036	438	(c)
1,000	Permanent Master Issuer PLC, Ser. 2018-1A, Class 1A1, (3 month USD LIBOR + 0.38%), 2.98%, due 7/15/2058	998	(c)(l)
		195,567
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
Commercial Mortgage-Backed 1.6%
	Citigroup Commercial Mortgage Trust
$5,691	Ser. 2012-GC8, Class XA, 1.95%, due 9/10/2045	$257	(k)(l)(m)
2,042	Ser. 2012-GC8, Class AAB, 2.61%, due 9/10/2045	2,038
1,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/2045	1,029	(l)
54,136	Ser. 2014-GC25, Class XA, 1.15%, due 10/10/2047	2,468	(k)(m)
31,495	Ser. 2015-GC27, Class XA, 1.52%, due 2/10/2048	1,933	(k)(m)
31,329	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.20%, due 5/10/2047	1,254	(k)(m)
	Commercial Mortgage Trust
35,801	Ser. 2012-CR2, Class XA, 1.81%, due 8/15/2045	1,567	(k)(m)
167	Ser. 2012-CR3, Class XA, 2.03%, due 10/15/2045	9	(k)(m)
33,183	Ser. 2014-CR16, Class XA, 1.18%, due 4/10/2047	1,326	(k)(m)
41,809	Ser. 2014-UBS3, Class XA, 1.42%, due 6/10/2047	1,950	(k)(m)
51,538	Ser. 2014-UBS6, Class XA, 1.09%, due 12/10/2047	1,952	(k)(m)
	CSAIL Commercial Mortgage Trust
8,791	Ser. 2018-CX11, Class A1, 2.89%, due 4/15/2051	8,807
36,229	Ser. 2015-C2, Class XA, 0.93%, due 6/15/2057	1,312	(k)(m)
	FRESB Mortgage Trust
2,822	Ser. 2017-SB29, Class B, (6 month USD LIBOR + 3.42%), 3.42%, due 3/25/2037	2,278	(c)
7,348	Ser. 2017-SB38, Class B, (6 month USD LIBOR + 3.80%), 3.80%, due 8/25/2037	5,946	(c)(l)
	GS Mortgage Securities Trust
266	Ser. 2011-GC5, Class XA, 1.50%, due 8/10/2044	6	(k)(l)(m)
61,486	Ser. 2014-GC18, Class XA, 1.19%, due 1/10/2047	2,456	(k)(m)
54,334	Ser. 2015-GC30, Class XA, 0.98%, due 5/10/2050	1,867	(k)(m)
706	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class XA, 0.82%, due 7/15/2049	6	(k)(l)(m)
	WF-RBS Commercial Mortgage Trust
8,674	Ser. 2011-C2, Class XA, 0.97%, due 2/15/2044	98	(k)(l)(m)
222	Ser. 2012-C6, Class XA, 2.26%, due 4/15/2045	10	(k)(l)(m)
102,868	Ser. 2013-C14, Class XB, 0.27%, due 6/15/2046	823	(k)(m)
40,081	Ser. 2014-C21, Class XA, 1.22%, due 8/15/2047	1,614	(k)(m)
60,137	Ser. 2014-C25, Class XA, 1.03%, due 11/15/2047	2,204	(k)(m)
17,549	Ser. 2014-C22, Class XA, 0.99%, due 9/15/2057	604	(k)(m)
		43,814
Fannie Mae 10.1%
	Pass-Through Certificates
6	5.00%, due 6/1/2040 – 7/1/2040	6
77	6.00%, due 9/1/2033 – 9/1/2040	85
1	6.50%, due 9/1/2032	1
1	7.50%, due 12/1/2032	1
18,175	3.50%, TBA, 30 Year Maturity	18,341	(n)
158,195	4.00%, TBA, 30 Year Maturity	162,334	(n)
68,140	4.50%, TBA, 30 Year Maturity	70,897	(n)
18,520	5.00%, TBA, 30 Year Maturity	19,517	(n)
		271,182
Freddie Mac 6.8%
	Pass-Through Certificates
6	5.00%, due 12/1/2028	7
141,815	4.00%, TBA, 30 Year Maturity	145,665	(n)
35,655	4.50%, TBA, 30 Year Maturity	37,159	(n)
		182,831

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Ginnie Mae 2.0%
		Pass-Through Certificates
	$—	6.50%, due 7/15/2032	$—
	1	7.00%, due 8/15/2032	1
	28,415	4.00%, TBA, 30 Year Maturity	29,265	(n)
	22,040	4.50%, TBA, 30 Year Maturity	22,853	(n)
			52,119
		Total Mortgage-Backed Securities (Cost $757,841)	745,513
Corporate Bonds 44.5%
Advertising 0.3%
		Clear Channel Worldwide Holdings, Inc.
	460	Ser. A, 6.50%, due 11/15/2022	469
	210	Ser. B, 6.50%, due 11/15/2022	215
	700	9.25%, due 2/15/2024	753	(l)
		Lamar Media Corp.
	265	5.00%, due 5/1/2023	268
	60	5.38%, due 1/15/2024	61
	275	5.75%, due 2/1/2026	289
		Nielsen Co. Luxembourg SARL
	390	5.50%, due 10/1/2021	392	(l)
	815	5.00%, due 2/1/2025	805	(l)
		Nielsen Finance LLC/Nielsen Finance Co.
	1,115	4.50%, due 10/1/2020	1,115
	2,375	5.00%, due 4/15/2022	2,363	(j)(l)
		Outfront Media Capital LLC/Outfront Media Capital Corp.
	305	5.25%, due 2/15/2022	309	(j)
	590	5.63%, due 2/15/2024	608
	700	5.88%, due 3/15/2025	724	(j)
			8,371
Aerospace & Defense 0.1%
	570	BBA US Holdings, Inc., 5.38%, due 5/1/2026	584	(j)(l)
	1,940	TransDigm, Inc., 6.25%, due 3/15/2026	2,020	(l)
			2,604
Agriculture 0.3%
	7,630	BAT Capital Corp., 4.54%, due 8/15/2047	6,787
Airlines 0.0%(a)
	650	Unity 1 Sukuk Ltd., 3.86%, due 11/30/2021	653	(o)
Apparel 0.1%
EUR	475	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/2024	575	(o)
EUR	605	Levi Strauss & Co., 3.38%, due 3/15/2027	713
EUR	1,160	PVH Corp., 3.13%, due 12/15/2027	1,372	(o)
			2,660

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Auto Manufacturers 0.7%
	$4,075	General Motors Financial Co., Inc., 5.10%, due 1/17/2024	$4,313	(j)
EUR	454	Jaguar Land Rover Automotive PLC, 4.50%, due 1/15/2026	461	(o)
EUR	3,075	Volkswagen Bank GmbH, 1.25%, due 12/15/2025	3,428	(o)
		Volkswagen Int'l Finance NV
EUR	765	2.50%, due 3/20/2022	863	(o)(p)(x)
EUR	5,200	2.70%, due 12/14/2022	5,823	(j)(o)(p)(x)
EUR	2,200	3.38%, due 6/27/2024	2,462	(o)(p)(x)
EUR	700	3.88%, due 6/14/2027	768	(o)(p)(x)
			18,118
Auto Parts & Equipment 0.3%
	$250	American Axle & Manufacturing, Inc., 7.75%, due 11/15/2019	255
EUR	414	Faurecia SA, 2.63%, due 6/15/2025	474	(o)
EUR	650	Goodyear Europe BV, 3.75%, due 12/15/2023	742	(o)
	$620	Goodyear Tire & Rubber Co., 5.13%, due 11/15/2023	628	(j)
EUR	502	Grupo Antolin-Irausa SA, 3.38%, due 4/30/2026	507	(o)
		IHO Verwaltungs GmbH
	$220	4.13% Cash/4.88% PIK, due 9/15/2021	221	(l)(q)
	900	4.50% Cash/5.25% PIK, due 9/15/2023	909	(l)(q)
EUR	392	3.75% Cash/4.50% PIK, due 9/15/2026	453	(o)(q)
	$255	LKQ Corp., 4.75%, due 5/15/2023	257
EUR	993	LKQ Italia Bondco SpA, 3.88%, due 4/1/2024	1,215	(o)
EUR	921	Tenneco, Inc., 4.88%, due 4/15/2022	1,059	(o)
			6,720
Banking 0.3%
		Ally Financial, Inc.
	$3,525	8.00%, due 3/15/2020	3,671	(j)
	1,090	7.50%, due 9/15/2020	1,147	(j)
	170	4.25%, due 4/15/2021	172
	120	4.13%, due 2/13/2022	122
		CIT Group, Inc.
	95	4.13%, due 3/9/2021	96
	1,525	5.00%, due 8/15/2022	1,586	(j)
	665	4.75%, due 2/16/2024	689	(j)
			7,483
Banks 8.0%
EUR	1,700	ABN AMRO Bank NV, 4.75%, due 9/22/2027	1,907	(o)(p)(x)
	$200	Banco Davivienda SA, 5.88%, due 7/9/2022	212	(o)
	150	Banco Int'l del Peru SAA Interbank, 3.38%, due 1/18/2023	149	(o)
	6,895	Banco Santander SA, 3.80%, due 2/23/2028	6,764	(j)
	122	Bancolombia SA, 5.95%, due 6/3/2021	128
		Bank of America Corp.
	9,795	2.74%, due 1/23/2022	9,763	(j)(x)
	9,775	3.71%, due 4/24/2028	9,829	(j)(x)
	7,345	3.97%, due 3/5/2029	7,501	(j)(x)
	10,985	4.33%, due 3/15/2050	11,341	(x)
	5,920	Barclays PLC, 4.38%, due 1/12/2026	6,010	(j)
	355	BBVA Bancomer SA, 7.25%, due 4/22/2020	368	(o)
	200	China Construction Bank Asia Corp. Ltd., 4.25%, due 8/20/2024	200	(o)(x)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Citigroup, Inc.
	$13,835	3.89%, due 1/10/2028	$14,102	(j)(x)
	5,165	3.52%, due 10/27/2028	5,099	(j)(x)
GBP	2,980	CYBG PLC, 8.00%, due 12/8/2022	3,850	(j)(o)(p)(x)
		DIB Sukuk Ltd.
	$400	2.92%, due 6/3/2020	397	(o)
	200	3.60%, due 3/30/2021	200	(o)
	200	3.63%, due 2/6/2023	200	(o)
		Goldman Sachs Group, Inc.
	4,480	2.60%, due 4/23/2020	4,473	(j)
	17,510	3.81%, due 4/23/2029	17,390	(j)(x)
	7,220	4.02%, due 10/31/2038	6,987	(j)(x)
	4,325	5.15%, due 5/22/2045	4,634	(j)
	200	Grupo Aval Ltd., 4.75%, due 9/26/2022	204	(o)
	289	Gulf Int'l Bank BSC, 3.50%, due 3/25/2022	288	(o)
	14,150	HSBC Holdings PLC, 6.00%, due 5/22/2027	14,177	(j)(p)(x)
	267	Itau CorpBanca, 3.88%, due 9/22/2019	268	(o)
	6,220	JPMorgan Chase & Co., 3.88%, due 7/24/2038	6,128	(j)(x)
		Morgan Stanley
	4,915	Ser. H, 5.45%, due 7/15/2019	4,921	(j)(p)(x)
	16,385	3.59%, due 7/22/2028	16,378	(j)(x)
DKK	178,963	Nykredit Realkredit A/S, 2.00%, due 10/1/2047	27,735	(j)(o)(r)
	$200	QIB Sukuk Ltd., 3.25%, due 5/23/2022	197	(o)
	200	QNB Finance Ltd., (3 month USD LIBOR + 1.35%), 3.99%, due 5/31/2021	202	(c)(o)
	595	QNB Finansbank A/S, 6.88%, due 9/7/2024	580	(l)
DKK	159,501	Realkredit Danmark A/S, 2.00%, due 10/1/2047	24,666	(o)(r)
	$200	Shinhan Bank Co. Ltd., 3.88%, due 12/7/2026	202	(o)(x)
	280	TC Ziraat Bankasi A/S, 4.25%, due 7/3/2019	279	(o)
	200	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/2020	207	(o)
	200	Turkiye Vakiflar Bankasi TAO, 5.50%, due 10/27/2021	188	(o)
	5,274	Westpac Banking Corp., 5.00%, due 9/21/2027	4,841	(j)(p)(x)
			212,965
Beverages 1.3%
	5,025	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, due 2/1/2036	5,101	(j)(l)
		Anheuser-Busch InBev Worldwide, Inc.
	6,005	4.60%, due 4/15/2048	5,848	(j)
	10,055	4.75%, due 4/15/2058	9,861	(j)
	11,810	5.80%, due 1/23/2059	13,426	(j)
			34,236
Brokerage 0.1%
	1,535	LPL Holdings, Inc., 5.75%, due 9/15/2025	1,562	(j)(l)
Building & Construction 0.4%
		Lennar Corp.
	320	8.38%, due 1/15/2021	347
	660	4.75%, due 4/1/2021	672
	45	4.13%, due 1/15/2022	45
	570	5.38%, due 10/1/2022	597
	765	4.75%, due 11/15/2022	783
	700	4.88%, due 12/15/2023	724
	365	5.25%, due 6/1/2026	379

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Meritage Homes Corp.
	$240	7.15%, due 4/15/2020	$247
	200	7.00%, due 4/1/2022	214
	295	5.13%, due 6/6/2027	291
	80	PulteGroup, Inc., 4.25%, due 3/1/2021	81
	180	Taylor Morrison Communities, Inc., 6.63%, due 5/15/2022	186
		Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
	1,050	5.63%, due 3/1/2024	1,061	(l)
	550	5.25%, due 4/15/2021	550	(l)
		Toll Brothers Finance Corp.
	390	5.88%, due 2/15/2022	412
	560	4.38%, due 4/15/2023	569
	105	5.63%, due 1/15/2024	111
	465	4.88%, due 3/15/2027	465
	550	4.35%, due 2/15/2028	525
		TRI Pointe Group, Inc.
	520	4.88%, due 7/1/2021	528
	575	5.25%, due 6/1/2027	543
	275	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, due 6/15/2024	278
			9,608
Building Materials 0.2%
		Beacon Roofing Supply, Inc.
	410	6.38%, due 10/1/2023	426
	840	4.88%, due 11/1/2025	807	(l)
EUR	674	CEMEX Finance LLC, 4.63%, due 6/15/2024	799	(o)
EUR	135	Cemex SAB de CV, 2.75%, due 12/5/2024	155	(o)
	$605	HD Supply, Inc., 5.38%, due 10/15/2026	626	(j)(l)
		Jeld-Wen, Inc.
	215	4.63%, due 12/15/2025	205	(l)
	370	4.88%, due 12/15/2027	353	(l)
		Masonite Int'l Corp.
	321	5.63%, due 3/15/2023	328	(l)
	395	5.75%, due 9/15/2026	404	(l)
	360	USG Corp., 5.50%, due 3/1/2025	365	(l)
			4,468
Cable & Satellite Television 1.1%
		Altice Financing SA
	250	6.63%, due 2/15/2023	256	(l)
	445	7.50%, due 5/15/2026	452	(l)
	1,545	Altice France SA, 8.13%, due 2/1/2027	1,615	(l)
		Altice Luxembourg SA
	895	7.75%, due 5/15/2022	912	(j)(l)
	975	7.63%, due 2/15/2025	911	(j)(l)
	200	Cable One, Inc., 5.75%, due 6/15/2022	203	(j)(l)
		CCO Holdings LLC/CCO Holdings Capital Corp.
	850	5.25%, due 9/30/2022	864	(j)
	1,215	5.13%, due 2/15/2023	1,233	(j)
	70	4.00%, due 3/1/2023	70	(l)
	595	5.13%, due 5/1/2023	610	(j)(l)
	180	5.75%, due 1/15/2024	185
	705	5.88%, due 4/1/2024	737	(j)(l)
	1,500	5.75%, due 2/15/2026	1,569	(j)(l)
	1,630	5.00%, due 2/1/2028	1,628	(j)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		CSC Holdings LLC
	$340	6.75%, due 11/15/2021	$364	(j)
	1,850	5.13%, due 12/15/2021	1,855	(j)(l)
	980	5.38%, due 7/15/2023	1,002	(j)(l)
	770	7.75%, due 7/15/2025	828	(l)
	365	6.63%, due 10/15/2025	388	(l)
	1,051	10.88%, due 10/15/2025	1,209	(j)(l)
	895	5.50%, due 5/15/2026	919	(l)
	470	5.50%, due 4/15/2027	484	(j)(l)
	870	7.50%, due 4/1/2028	949	(l)
	515	6.50%, due 2/1/2029	553	(l)
		DISH DBS Corp.
	1,185	6.75%, due 6/1/2021	1,222	(j)
	220	5.88%, due 7/15/2022	215
	80	5.00%, due 3/15/2023	73
	1,410	5.88%, due 11/15/2024	1,216	(j)
		Numericable-SFR SA
	835	6.25%, due 5/15/2024	856	(l)
	1,615	7.38%, due 5/1/2026	1,636	(j)(l)
	1,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, due 3/1/2028	993	(l)
	765	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, due 1/15/2025	782	(l)
	285	UPCB Finance IV Ltd., 5.38%, due 1/15/2025	291	(l)
		Virgin Media Finance PLC
	530	5.25%, due 2/15/2022	539
	480	6.00%, due 10/15/2024	497	(l)
	930	Virgin Media Secured Finance PLC, 5.50%, due 8/15/2026	953	(j)(l)
			29,069
Chemicals 0.5%
	120	Ashland LLC, 4.75%, due 8/15/2022	123
EUR	168	Axalta Coating Systems Dutch Holding B BV, 3.75%, due 1/15/2025	194	(o)
EUR	1,090	Axalta Coating Systems LLC, 4.25%, due 8/15/2024	1,263	(o)
	$200	Bluestar Finance Holdings Ltd., 3.50%, due 9/30/2021	200	(o)
	200	Braskem Finance Ltd., 5.75%, due 4/15/2021	207	(o)
	200	Braskem Netherlands Finance BV, 3.50%, due 1/10/2023	198	(o)
EUR	810	CeramTec BondCo GmbH, 5.25%, due 12/15/2025	922	(o)
	$450	CF Industries, Inc., 5.38%, due 3/15/2044	412	(j)
EUR	941	INEOS Finance PLC, 2.13%, due 11/15/2025	1,025	(o)
	$1,330	INEOS Group Holdings SA, 5.63%, due 8/1/2024	1,340	(j)(l)
	311	Mexichem SAB de CV, 4.88%, due 9/19/2022	325	(o)
		NOVA Chemicals Corp.
	1,140	5.25%, due 8/1/2023	1,149	(j)(l)
	965	4.88%, due 6/1/2024	943	(l)
	545	5.00%, due 5/1/2025	530	(l)
	325	5.25%, due 6/1/2027	319	(l)
	800	Platform Specialty Products Corp., 5.88%, due 12/1/2025	819	(l)
	1,295	PQ Corp., 6.75%, due 11/15/2022	1,341	(l)
		SASOL Financing USA LLC
	200	5.88%, due 3/27/2024	212
	415	6.50%, due 9/27/2028	455
EUR	568	Solvay Finance SA, 5.87%, due 6/3/2024	742	(o)(p)(x)
EUR	200	Solvay SA, 4.25%, due 12/4/2023	242	(o)(p)(x)
	$1,285	WR Grace & Co-Conn, 5.13%, due 10/1/2021	1,330	(j)(l)
			14,291

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Coal 0.0%(a)
	$200	Shandong Energy Australia Pty Ltd., 4.55%, due 7/26/2020	$199	(o)
Commercial Services 0.2%
EUR	596	Avis Budget Finance PLC, 4.50%, due 5/15/2025	700	(o)
EUR	400	Elis SA, 2.88%, due 2/15/2026	470	(o)
EUR	512	Europcar Mobility Group, 4.13%, due 11/15/2024	593	(o)
EUR	574	Hertz Holdings Netherlands BV, 4.13%, due 10/15/2021	656	(o)
EUR	977	Intertrust Group BV, 3.38%, due 11/15/2025	1,150	(o)
EUR	631	Loxam SAS, 6.00%, due 4/15/2025	748	(o)
EUR	446	Techem Verwaltungsgesellschaft 674 mbH, 6.00%, due 7/30/2026	520	(o)
			4,837
Computers 1.6%
	$8,830	Apple, Inc., 4.65%, due 2/23/2046	9,822	(j)
		Diamond 1 Finance Corp./Diamond 2 Finance Corp.
	14,970	5.45%, due 6/15/2023	15,972	(j)(l)
	8,595	6.02%, due 6/15/2026	9,310	(j)(l)
	8,980	HP Enterprise Co., 3.60%, due 10/15/2020	9,065	(j)
			44,169
Consumer - Commercial Lease Financing 0.6%
	110	Avolon Holdings Funding Ltd., 5.13%, due 10/1/2023	114	(j)(l)
		Navient Corp.
	1,530	4.88%, due 6/17/2019	1,532	(j)
	1,100	8.00%, due 3/25/2020	1,140
	375	5.88%, due 3/25/2021	388
	300	6.63%, due 7/26/2021	315
	575	6.50%, due 6/15/2022	606
	519	5.88%, due 10/25/2024	522
	560	6.75%, due 6/15/2026	564
		Park Aerospace Holdings Ltd.
	3,385	5.25%, due 8/15/2022	3,524	(j)(l)
	140	4.50%, due 3/15/2023	142	(l)
	1,750	5.50%, due 2/15/2024	1,843	(j)(l)
	570	SLM Corp., 7.25%, due 1/25/2022	611
		Springleaf Finance Corp.
	555	8.25%, due 12/15/2020	598
	2,115	7.75%, due 10/1/2021	2,297	(j)
	605	6.13%, due 5/15/2022	639
	225	6.13%, due 3/15/2024	237
	555	6.88%, due 3/15/2025	595
	460	7.13%, due 3/15/2026	494
			16,161
Diversified Capital Goods 0.1%
	220	Anixter, Inc., 5.13%, due 10/1/2021	227
	480	Resideo Funding, Inc., 6.13%, due 11/1/2026	497	(l)
		SPX FLOW, Inc.
	340	5.63%, due 8/15/2024	348	(l)
	495	5.88%, due 8/15/2026	507	(l)
			1,579

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Diversified Financial Services 0.6%
	$11,795	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	$12,073	(j)
	200	CCBL Cayman Corp. Ltd., 3.25%, due 7/28/2020	200	(o)
	200	CDBL Funding 2, 2.63%, due 8/1/2020	198	(o)
	200	GTLK Europe DAC, 5.95%, due 7/19/2021	205	(o)
		Huarong Finance 2017 Co. Ltd.
	200	(3 month USD LIBOR + 1.65%), 4.23%, due 4/27/2020	200	(c)(o)
	267	4.50%, due 1/24/2022	267	(o)(p)(x)
	267	(3 month USD LIBOR + 1.85%), 4.43%, due 4/27/2022	270	(c)(o)
	820	4.00%, due 11/7/2022	791	(o)(p)(x)
		ICBCIL Finance Co. Ltd.
	355	3.20%, due 11/10/2020	355	(o)
	200	2.50%, due 9/29/2021	196	(o)
DKK	4,769	Jyske Realkredit A/S, 2.00%, due 10/1/2047	737	(r)
	$150	Mestenio Ltd., 8.50%, due 1/2/2020	153	(o)
	200	Rural Electrification Corp. Ltd., 3.07%, due 12/18/2020	199	(o)
			15,844
Electric 1.5%
	2,500	1MDB Energy Ltd., 5.99%, due 5/11/2022	2,581	(j)(o)
GBP	400	Drax Finco PLC, 4.25%, due 5/1/2022	531	(o)
GBP	1,104	E.ON Int'l Finance BV, Ser. 4, 6.38%, due 6/7/2032	1,990
	$405	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	414	(l)(u)
		EnBW Energie Baden-Wuerttemberg AG
EUR	10,580	3.63%, due 4/2/2076	12,464	(j)(o)(x)
EUR	595	3.38%, due 4/5/2077	709	(o)(x)
GBP	1,755	Enel SpA, 6.63%, due 9/15/2076	2,483	(j)(o)(x)
		Eskom Holdings SOC Ltd.
	$200	5.75%, due 1/26/2021	198	(o)
	650	6.75%, due 8/6/2023	652	(o)
	200	GCL New Energy Holdings Ltd., 7.10%, due 1/30/2021	176	(o)
	178	Genneia SA, 8.75%, due 1/20/2022	141	(o)
GBP	7,882	NGG Finance PLC, 5.63%, due 6/18/2073	11,113	(j)(o)(x)
GBP	285	NWEN Finance PLC, 5.88%, due 6/21/2021	385	(o)
EUR	700	Orano SA, 4.88%, due 9/23/2024	873
	$300	Pampa Energia SA, 7.38%, due 7/21/2023	270	(o)
		SSE PLC
EUR	2,735	2.38%, due 4/1/2021	3,106	(j)(o)(p)(x)
GBP	2,610	3.63%, due 9/16/2077	3,420	(j)(o)(x)
			41,506
Electric - Generation 0.5%
		Calpine Corp.
	$2,560	6.00%, due 1/15/2022	2,586	(j)(l)
	970	5.38%, due 1/15/2023	977	(j)
	690	5.88%, due 1/15/2024	704	(j)(l)
	695	5.75%, due 1/15/2025	688	(j)
		Dynegy, Inc.
	666	7.38%, due 11/1/2022	689	(j)
	1,355	5.88%, due 6/1/2023	1,382	(j)
	1,852	7.63%, due 11/1/2024	1,951	(j)
		NRG Energy, Inc.
	600	6.25%, due 5/1/2024	619
	1,630	7.25%, due 5/15/2026	1,775	(j)
	1,565	6.63%, due 1/15/2027	1,675	(j)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Vistra Operations Co. LLC
	$510	5.50%, due 9/1/2026	$525	(l)
	865	5.63%, due 2/15/2027	888	(l)
			14,459
Electric - Integrated 0.1%
		Talen Energy Supply LLC
	1,705	9.50%, due 7/15/2022	1,859	(j)(l)
	1,505	10.50%, due 1/15/2026	1,572	(l)
			3,431
Electrical Components & Equipment 0.1%
		Belden, Inc.
EUR	370	4.13%, due 10/15/2026	438	(o)
EUR	1,203	3.38%, due 7/15/2027	1,391	(o)
EUR	327	Energizer Gamma Acquisition BV, 4.63%, due 7/15/2026	377	(o)
			2,206
Electronics 0.1%
	$570	Amkor Technology, Inc., 6.63%, due 9/15/2027	582	(l)
	210	Micron Technology, Inc., 5.50%, due 2/1/2025	216
	700	NXP BV/NXP Funding LLC, 4.13%, due 6/1/2021	713	(l)
	175	Sensata Technologies BV, 4.88%, due 10/15/2023	182	(l)
	710	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/2026	750	(l)
			2,443
Energy - Alternate Sources 0.0%(a)
	311	Azure Power Energy Ltd., 5.50%, due 11/3/2022	308	(o)
	200	Greenko Dutch BV, 4.88%, due 7/24/2022	198	(o)
	274	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	178	(l)
			684
Energy - Exploration & Production 0.9%
		Antero Resources Corp.
	1,100	5.38%, due 11/1/2021	1,108	(j)
	1,040	5.13%, due 12/1/2022	1,044	(j)
		Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	1,562	10.00%, due 4/1/2022	1,710	(j)(l)
	1,285	7.00%, due 11/1/2026	1,253	(j)(l)
		Chesapeake Energy Corp.
	325	6.13%, due 2/15/2021	333
	110	4.88%, due 4/15/2022	108
	210	5.75%, due 3/15/2023	207
	185	7.00%, due 10/1/2024	183
	1,120	8.00%, due 1/15/2025	1,134	(j)
	539	8.00%, due 3/15/2026	546	(l)
	1,220	8.00%, due 6/15/2027	1,193	(j)
		EP Energy LLC/Everest Acquisition Finance, Inc.
	320	7.75%, due 9/1/2022	74

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$1,730	6.38%, due 6/15/2023	$311
	1,470	9.38%, due 5/1/2024	544	(j)(l)
		Oasis Petroleum, Inc.
	675	6.88%, due 3/15/2022	678
	355	6.88%, due 1/15/2023	358
	895	6.25%, due 5/1/2026	868	(l)
		Parsley Energy LLC/Parsley Finance Corp.
	290	6.25%, due 6/1/2024	301	(l)
	135	5.38%, due 1/15/2025	138	(l)
	535	5.63%, due 10/15/2027	547	(l)
	970	PDC Energy, Inc., 5.75%, due 5/15/2026	971
		Range Resources Corp.
	630	5.75%, due 6/1/2021	649
	220	5.88%, due 7/1/2022	222
	470	5.00%, due 8/15/2022	465
	1,290	5.00%, due 3/15/2023	1,255
		SM Energy Co.
	1,099	6.13%, due 11/15/2022	1,110
	645	5.00%, due 1/15/2024	604
	374	6.75%, due 9/15/2026	358
	415	6.63%, due 1/15/2027	391
		Whiting Petroleum Corp.
	365	5.75%, due 3/15/2021	374
	915	6.25%, due 4/1/2023	936
	1,455	6.63%, due 1/15/2026	1,450
		WPX Energy, Inc.
	470	6.00%, due 1/15/2022	489
	130	8.25%, due 8/1/2023	148
	465	5.25%, due 9/15/2024	480
	280	5.75%, due 6/1/2026	289
			22,829
Engineering & Construction 0.1%
	289	Aeropuerto Int'l de Tocumen SA, 6.00%, due 11/18/2048	326	(l)
GBP	364	BAA (SH) PLC, 3.88%, due 3/1/2027	458	(o)
	$200	Chang Development Int'l Ltd., 3.63%, due 1/20/2020	199	(o)
	1,267	Indo Energy Finance II BV, 6.38%, due 1/24/2023	1,262	(o)
EUR	600	SPIE SA, 3.13%, due 3/22/2024	702	(o)
			2,947
Entertainment 0.2%
GBP	724	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/2024	943
EUR	649	Cirsa Finance Int'l S.a.r.l., 6.25%, due 12/20/2023	772	(o)
		Int'l Game Technology PLC
EUR	562	4.75%, due 2/15/2023	687	(o)
EUR	100	3.50%, due 7/15/2024	117	(o)
GBP	652	Ladbrokes Group Finance PLC, 5.13%, due 9/8/2023	891	(o)
		Scientific Games Int'l, Inc.
EUR	349	3.38%, due 2/15/2026	386	(o)
EUR	369	5.50%, due 2/15/2026	401	(o)
GBP	334	William Hill PLC, 4.88%, due 9/7/2023	455	(o)
EUR	1,154	WMG Acquisition Corp., 3.63%, due 10/15/2026	1,346	(o)
			5,998

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Environmental 0.0%(a)
	$175	Darling Ingredients, Inc., 5.25%, due 4/15/2027	$178	(l)
Environmental Control 0.1%
GBP	283	Kelda Finance No 3 PLC, 5.75%, due 2/17/2020	371	(o)
EUR	914	Paprec Holding SA, 4.00%, due 3/31/2025	987	(o)
			1,358
Food 0.9%
EUR	600	Casino Guichard Perrachon SA, 4.05%, due 8/5/2026	601	(o)
GBP	789	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/2026	1,154	(o)
EUR	609	Darling Global Finance BV, 3.63%, due 5/15/2026	717	(o)
	$200	ESAL GmbH, 6.25%, due 2/5/2023	203	(o)
	11,320	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	10,806	(j)(l)
	477	JBS Investments GmbH, 7.25%, due 4/3/2024	494	(o)
	8,180	Kroger Co., 5.40%, due 1/15/2049	8,589	(j)
	378	Marfrig Holdings Europe BV, 8.00%, due 6/8/2023	393	(o)
EUR	193	Nomad Foods Bondco PLC, 3.25%, due 5/15/2024	222	(o)
GBP	349	Premier Foods Finance PLC, 6.25%, due 10/15/2023	473	(o)
GBP	504	Tesco PLC, 5.50%, due 1/13/2033	809
			24,461
Food - Wholesale 0.1%
		Post Holdings, Inc.
	$760	5.50%, due 3/1/2025	778	(l)
	335	5.75%, due 3/1/2027	344	(l)
	615	5.63%, due 1/15/2028	622	(l)
			1,744
Food Service 0.0%(a)
EUR	609	Aramark Int'l Finance S.a.r.l., 3.13%, due 4/1/2025	712	(o)
Forest Products & Paper 0.0%(a)
		Smurfit Kappa Acquisitions
EUR	599	2.75%, due 2/1/2025	716	(o)
EUR	325	2.88%, due 1/15/2026	385	(o)
			1,101
Gaming 0.5%
		Boyd Gaming Corp.
	$1,615	6.88%, due 5/15/2023	1,674	(j)
	880	6.38%, due 4/1/2026	926	(j)
	625	Churchill Downs, Inc., 5.50%, due 4/1/2027	641	(l)
		Eldorado Resorts, Inc.
	105	6.00%, due 4/1/2025	108
	585	6.00%, due 9/15/2026	607
	460	Int'l Game Technology PLC, 6.25%, due 1/15/2027	484	(l)
	831	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/2021	857	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		MGM Resorts Int'l
	$730	5.25%, due 3/31/2020	$743
	505	6.63%, due 12/15/2021	542
	365	7.75%, due 3/15/2022	404
	175	6.00%, due 3/15/2023	187
	260	5.75%, due 6/15/2025	275
	535	5.50%, due 4/15/2027	552
		Scientific Games Int'l, Inc.
	251	10.00%, due 12/1/2022	264
	925	8.25%, due 3/15/2026	959	(l)
	955	Station Casinos LLC, 5.00%, due 10/1/2025	938	(l)
	1,130	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/2023	1,237
		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	150	4.25%, due 5/30/2023	149	(l)
	1,185	5.50%, due 3/1/2025	1,196	(l)
			12,743
Gas 0.4%
	200	Binhai Investment Co. Ltd., 4.45%, due 11/30/2020	187	(o)
		Centrica PLC
GBP	2,900	5.25%, due 4/10/2075	3,847	(j)(o)(x)
EUR	5,560	3.00%, due 4/10/2076	6,277	(o)(x)
			10,311
Gas Distribution 0.7%
	$1,200	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	1,223	(j)
		Cheniere Corpus Christi Holdings LLC
	270	7.00%, due 6/30/2024	303
	530	5.88%, due 3/31/2025	571	(j)
		Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
	555	6.25%, due 4/1/2023	569	(j)
	560	5.75%, due 4/1/2025	574
	620	5.63%, due 5/1/2027	618	(l)
		DCP Midstream LLC
	390	5.35%, due 3/15/2020	396	(l)
	495	4.75%, due 9/30/2021	504	(j)(l)
	1,065	5.85%, due 5/21/2043	985	(j)(l)(x)
		DCP Midstream Operating L.P.
	175	3.88%, due 3/15/2023	175
	255	5.38%, due 7/15/2025	268
	530	5.60%, due 4/1/2044	504
	1,650	Energy Transfer Operating L.P., 7.50%, due 10/15/2020	1,755
		Genesis Energy L.P./Genesis Energy Finance Corp.
	625	6.00%, due 5/15/2023	632
	545	6.50%, due 10/1/2025	547
	425	6.25%, due 5/15/2026	421
		NuStar Logistics L.P.
	520	4.80%, due 9/1/2020	526
	770	6.75%, due 2/1/2021	801
	405	4.75%, due 2/1/2022	409
	440	5.63%, due 4/28/2027	440
	865	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/2023	822	(j)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
	$505	5.50%, due 8/15/2022	$499
	1,160	5.75%, due 4/15/2025	1,070	(j)
		Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
	820	5.25%, due 5/1/2023	830
	555	4.25%, due 11/15/2023	556
	1,055	6.75%, due 3/15/2024	1,101	(j)
	500	5.13%, due 2/1/2025	513
	370	6.50%, due 7/15/2027	396	(l)
	780	5.00%, due 1/15/2028	766
	325	6.88%, due 1/15/2029	351	(l)
			19,125
Hand - Machine Tools 0.0%(a)
EUR	889	Colfax Corp., 3.25%, due 5/15/2025	1,016	(o)
Health Facilities 0.8%
		Acadia Healthcare Co., Inc.
	$125	5.13%, due 7/1/2022	126
	255	6.50%, due 3/1/2024	264
	705	Columbia/HCA Corp., 7.69%, due 6/15/2025	805	(j)
		HCA, Inc.
	320	7.50%, due 2/15/2022	352
	270	5.88%, due 5/1/2023	290
	8,865	5.25%, due 6/15/2026	9,469
	1,400	5.38%, due 9/1/2026	1,477	(j)
	690	5.63%, due 9/1/2028	735	(j)
	920	5.88%, due 2/1/2029	990	(j)
		MEDNAX, Inc.
	510	5.25%, due 12/1/2023	519	(l)
	1,700	6.25%, due 1/15/2027	1,734	(l)
		Tenet Healthcare Corp.
	445	4.75%, due 6/1/2020	450
	365	4.50%, due 4/1/2021	370
	480	4.38%, due 10/1/2021	485
	345	8.13%, due 4/1/2022	368
	535	6.75%, due 6/15/2023	546
	562	4.63%, due 7/15/2024	563
	1,245	6.25%, due 2/1/2027	1,298	(l)
	200	6.88%, due 11/15/2031	186
	1,010	THC Escrow Corp., 7.00%, due 8/1/2025	1,023
	195	Universal Health Services, Inc., 4.75%, due 8/1/2022	197	(l)
			22,247
Health Services 0.1%
	830	DaVita, Inc., 5.75%, due 8/15/2022	844	(j)
		IQVIA, Inc.
	390	4.88%, due 5/15/2023	396	(l)
	670	5.00%, due 10/15/2026	684	(j)(l)
		Service Corp. Int'l
	430	4.50%, due 11/15/2020	431

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$1,130	5.38%, due 5/15/2024	$1,160
	240	Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, due 10/1/2024	251	(l)
			3,766
Healthcare - Products 0.0%(a)
EUR	991	Avantor, Inc., 4.75%, due 10/1/2024	1,175	(o)
Healthcare - Services 0.0%(a)
EUR	1,079	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/2024	1,258	(o)
Holding Companies - Diversified 0.0%(a)
EUR	976	ProGroup AG, 3.00%, due 3/31/2026	1,132	(o)
Home Builders 0.0%(a)
GBP	933	Miller Homes Group Holdings PLC, 5.50%, due 10/15/2024	1,228	(o)
Hotels 0.1%
	$695	ESH Hospitality, Inc., 5.25%, due 5/1/2025	698	(j)(l)
	435	Hilton Domestic Operating Co., Inc., 5.13%, due 5/1/2026	445	(j)(l)
	310	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, due 4/1/2025	314	(j)
			1,457
Household Products - Wares 0.0%(a)
EUR	620	Spectrum Brands, Inc., 4.00%, due 10/1/2026	724	(o)
Housewares 0.0%(a)
	$500	SISECAM, 6.95%, due 3/14/2026	481	(l)
Insurance 0.4%
	8,575	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	8,509	(j)
GBP	1,414	Phoenix Group Holdings, 5.75%, due 7/7/2021	1,983	(o)
			10,492
Insurance Brokerage 0.0%(a)
	$1,065	HUB Int'l Ltd., 7.00%, due 5/1/2026	1,074	(l)
Integrated Energy 0.1%
		Cheniere Energy Partners L.P.
	1,555	5.25%, due 10/1/2025	1,586	(j)
	490	5.63%, due 10/1/2026	506	(j)(l)
			2,092

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Internet 0.0%(a)
EUR	657	Netflix, Inc., 3.63%, due 5/15/2027	$771
EUR	300	United Group BV, 4.38%, due 7/1/2022	344	(o)
			1,115
Investment Companies 0.0%(a)
	$200	Zhongyuan Sincere Investment Co. Ltd., 3.75%, due 1/19/2021	196	(o)
Investments & Misc. Financial Services 0.1%
		MSCI, Inc.
	1,210	5.25%, due 11/15/2024	1,246	(j)(l)
	650	5.75%, due 8/15/2025	681	(l)
			1,927
Iron - Steel 0.2%
	200	Baosteel Financing 2015 Pty Ltd., 3.88%, due 1/28/2020	201	(o)
		CSN Resources SA
	3,028	6.50%, due 7/21/2020	3,073	(o)
	347	7.63%, due 2/13/2023	353	(l)
	400	Shougang Group Co. Ltd., 3.38%, due 12/9/2019	400	(o)
			4,027
Leisure Time 0.0%(a)
EUR	790	Piaggio & C SpA, 3.63%, due 4/30/2025	933	(o)
Machinery 0.1%
		CFX Escrow Corp.
	$820	6.00%, due 2/15/2024	852	(l)
	350	6.38%, due 2/15/2026	371	(l)
	370	CNH Industrial Capital LLC, 4.88%, due 4/1/2021	381	(j)
	250	Manitowoc Foodservice, Inc., 9.50%, due 2/15/2024	270
	120	Oshkosh Corp., 5.38%, due 3/1/2025	124
	275	Terex Corp., 5.63%, due 2/1/2025	278	(l)
			2,276
Machinery - Diversified 0.0%(a)
EUR	813	Platin 1426 GmbH, 5.38%, due 6/15/2023	907	(o)
Managed Care 0.2%
		Centene Corp.
	$1,395	4.75%, due 5/15/2022	1,422	(j)
	1,145	6.13%, due 2/15/2024	1,199	(j)
	490	5.38%, due 6/1/2026	511	(j)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		WellCare Health Plans, Inc.
	$340	5.25%, due 4/1/2025	$351
	1,010	5.38%, due 8/15/2026	1,058	(l)
			4,541
Media 1.0%
		Altice Finco SA
EUR	617	9.00%, due 6/15/2023	720	(o)
EUR	794	4.75%, due 1/15/2028	772	(o)
EUR	698	Altice Luxembourg SA, 6.25%, due 2/15/2025	774	(o)
		Comcast Corp.
	$5,265	4.00%, due 8/15/2047	5,136	(j)
	11,285	4.95%, due 10/15/2058	12,616	(j)
EUR	658	Telenet Finance VI Luxembourg SCA, 4.88%, due 7/15/2027	795	(o)
EUR	459	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/2029	574	(o)
EUR	751	UPCB Finance IV Ltd., 4.00%, due 1/15/2027	887	(o)
		Virgin Media Secured Finance PLC
GBP	144	5.50%, due 1/15/2025	193	(o)
GBP	696	4.88%, due 1/15/2027	917	(o)
GBP	1,208	6.25%, due 3/28/2029	1,667	(o)
		Ziggo Bond Co. BV
EUR	390	7.13%, due 5/15/2024	455	(o)
EUR	315	4.63%, due 1/15/2025	366	(o)
			25,872
Media Content 0.5%
		AMC Networks, Inc.
	$305	4.75%, due 12/15/2022	308
	480	5.00%, due 4/1/2024	486
	435	4.75%, due 8/1/2025	433	(j)
		Gannett Co., Inc.
	558	5.13%, due 10/15/2019	560	(j)
	1,525	5.13%, due 7/15/2020	1,533	(j)
	75	4.88%, due 9/15/2021	75	(l)
		Gray Television, Inc.
	330	5.13%, due 10/15/2024	336	(l)
	650	7.00%, due 5/15/2027	702	(l)
		Lions Gate Capital Holdings LLC
	285	6.38%, due 2/1/2024	298	(l)
	610	5.88%, due 11/1/2024	622	(l)
		Netflix, Inc.
	810	5.38%, due 2/1/2021	839
	380	5.50%, due 2/15/2022	399	(j)
	250	4.38%, due 11/15/2026	248
	240	4.88%, due 4/15/2028	238
	365	5.88%, due 11/15/2028	385
	360	6.38%, due 5/15/2029	393	(l)
	360	5.38%, due 11/15/2029	365	(l)
		Nexstar Broadcasting, Inc.
	60	6.13%, due 2/15/2022	61	(l)
	120	5.88%, due 11/15/2022	123
		Sirius XM Radio, Inc.
	1,105	3.88%, due 8/1/2022	1,104	(l)
	275	4.63%, due 5/15/2023	277	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$1,860	6.00%, due 7/15/2024	$1,920	(j)(l)
	965	5.38%, due 7/15/2026	993	(l)
	610	5.00%, due 8/1/2027	615	(l)
	815	WMG Acquisition Corp., 5.00%, due 8/1/2023	831	(l)
			14,144
Medical Products 0.0%(a)
	1,170	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	1,150	(l)
Metals - Mining Excluding Steel 0.4%
		Arconic, Inc.
	60	6.15%, due 8/15/2020	62
	140	5.40%, due 4/15/2021	144
	420	5.87%, due 2/23/2022	441
	305	Cleveland Cliffs, Inc., 5.88%, due 6/1/2027	295	(l)(u)
		Constellium NV
	285	5.75%, due 5/15/2024	291	(l)
	1,145	6.63%, due 3/1/2025	1,191	(l)
	320	First Quantum Minerals Ltd., 7.25%, due 5/15/2022	324	(j)(l)
		FMG Resources (August 2006) Pty Ltd.
	680	4.75%, due 5/15/2022	688	(j)(l)
	195	5.13%, due 3/15/2023	199	(l)
	320	5.13%, due 5/15/2024	325	(l)
		Freeport-McMoRan, Inc.
	295	4.00%, due 11/14/2021	298
	1,665	3.55%, due 3/1/2022	1,650	(j)
	830	5.40%, due 11/14/2034	779	(j)
	1,135	5.45%, due 3/15/2043	1,024	(j)
		Hudbay Minerals, Inc.
	440	7.25%, due 1/15/2023	457	(j)(l)
	980	7.63%, due 1/15/2025	1,019	(j)(l)
		Novelis Corp.
	650	6.25%, due 8/15/2024	677	(l)
	1,295	5.88%, due 9/30/2026	1,316	(l)
		Teck Resources Ltd.
	300	4.75%, due 1/15/2022	308
	265	8.50%, due 6/1/2024	284	(l)
			11,772
Mining 0.5%
	6,365	Anglo American Capital PLC, 4.50%, due 3/15/2028	6,423	(l)
		China Minmetals Corp.
	200	4.45%, due 5/13/2021	201	(o)(p)(x)
	1,370	3.75%, due 11/13/2022	1,336	(j)(o)(p)(x)
EUR	1,031	Constellium NV, 4.25%, due 2/15/2026	1,191	(o)
		Indonesia Asahan Aluminium Persero PT
	$211	5.23%, due 11/15/2021	219	(l)
	200	5.71%, due 11/15/2023	214	(l)
	1,830	6.76%, due 11/15/2048	2,101	(o)
	400	Minera y Metalurgica del Boleo SA de CV, 2.88%, due 5/7/2019	400	(o)
	200	Minsur SA, 6.25%, due 2/7/2024	217	(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Vedanta Resources PLC
	$400	8.25%, due 6/7/2021	$413	(o)
	300	6.38%, due 7/30/2022	293	(o)
	550	VM Holding SA, 5.38%, due 5/4/2027	571	(o)
			13,579
Miscellaneous Manufacturer 0.9%
	26,745	General Electric Co., Ser. D, 5.00%, due 1/21/2021	25,316	(j)(p)(x)
Oil & Gas 2.1%
		Canadian Natural Resources Ltd.
	5,660	6.25%, due 3/15/2038	6,802	(j)
	4,675	4.95%, due 6/1/2047	5,101	(j)
	6,310	Concho Resources, Inc., 4.88%, due 10/1/2047	6,688	(j)
	89	Ecopetrol SA, 5.88%, due 9/18/2023	97
		Gazprom OAO Via Gaz Capital SA
	200	4.95%, due 7/19/2022	207	(o)
	661	5.15%, due 2/11/2026	685	(l)
		KazMunayGas National Co. JSC
	508	5.38%, due 4/24/2030	541	(l)
	1,089	6.38%, due 10/24/2048	1,206	(j)(l)
	17,395	Marathon Oil Corp., 4.40%, due 7/15/2027	17,993	(j)
		Petrobras Global Finance BV
EUR	926	4.75%, due 1/14/2025	1,150
	$1,000	6.00%, due 1/27/2028	1,023	(j)
	310	6.90%, due 3/19/2049	310
		Petroleos Mexicanos
	420	(3 month USD LIBOR + 3.65%), 6.25%, due 3/11/2022	439	(c)
	200	5.38%, due 3/13/2022	204
	1,500	6.50%, due 6/2/2041	1,382
EUR	623	Repsol Int'l Finance BV, 4.50%, due 3/25/2075	783	(o)(x)
	$1,033	Saudi Arabian Oil Co., 4.25%, due 4/16/2039	1,008	(l)
	244	Tecpetrol SA, 4.88%, due 12/12/2022	219	(o)
EUR	7,140	TOTAL SA, 2.71%, due 5/5/2023	8,489	(j)(o)(p)(x)
EUR	770	UGI Int'l LLC, 3.25%, due 11/1/2025	905	(o)
	$178	YPF SA, 8.50%, due 3/23/2021	174	(o)
			55,406
Oil Field Equipment & Services 0.2%
	170	Exterran Partners L.P., 6.00%, due 10/1/2022	171
		Precision Drilling Corp.
	443	6.50%, due 12/15/2021	444
	845	7.75%, due 12/15/2023	879
	995	5.25%, due 11/15/2024	943	(j)
	960	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 9/1/2027	1,010	(l)
	840	Weatherford Bermuda Holdings Ltd., 4.50%, due 4/15/2022	584
			4,031
Packaging 0.6%
		Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	520	4.25%, due 9/15/2022	522	(j)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$600	4.63%, due 5/15/2023	$606	(j)(l)
	1,235	6.00%, due 2/15/2025	1,244	(j)(l)
		Ball Corp.
	575	4.38%, due 12/15/2020	584	(j)
	470	5.00%, due 3/15/2022	489	(j)
	370	Berry Global, Inc., 4.50%, due 2/15/2026	359	(l)
		Berry Plastics Corp.
	630	5.50%, due 5/15/2022	639
	100	6.00%, due 10/15/2022	103
	1,250	5.13%, due 7/15/2023	1,269	(j)
		BWAY Holding Co.
	1,265	5.50%, due 4/15/2024	1,256	(j)(l)
	780	7.25%, due 4/15/2025	760	(j)(l)
	775	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/2023	791
	560	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	569	(j)
	325	Graphic Packaging Int'l, Inc., 4.75%, due 4/15/2021	333
	1,040	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/2022	1,065	(l)
		Reynolds Group Issuer, Inc.
	1,875	5.75%, due 10/15/2020	1,881	(j)
	217	6.88%, due 2/15/2021	217
	1,860	5.13%, due 7/15/2023	1,887	(j)(l)
	220	Sealed Air Corp., 4.88%, due 12/1/2022	227	(l)
			14,801
Packaging & Containers 0.3%
EUR	540	ARD Finance SA, 6.63% Cash/7.38% PIK, due 9/15/2023	614	(q)
GBP	750	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, due 7/15/2027	951	(o)
EUR	173	Ball Corp., 4.38%, due 12/15/2023	222
EUR	1,210	BWAY Holding Co., 4.75%, due 4/15/2024	1,392	(o)
EUR	1,938	Crown European Holdings SA, 3.38%, due 5/15/2025	2,354	(j)(o)
EUR	875	Guala Closures SpA, (3 month EURIBOR + 3.50%, 3.50% Floor), 3.50%, due 4/15/2024	991	(c)(o)
EUR	590	OI European Group BV, 3.13%, due 11/15/2024	703	(o)
EUR	607	Silgan Holdings, Inc., 3.25%, due 3/15/2025	699
			7,926
Personal & Household Products 0.2%
		Energizer Holdings, Inc.
	$215	4.70%, due 5/19/2021	219
	1,115	4.70%, due 5/24/2022	1,151	(j)
	500	6.38%, due 7/15/2026	516	(l)
	515	7.75%, due 1/15/2027	558	(j)(l)
		Prestige Brands, Inc.
	340	5.38%, due 12/15/2021	342	(l)
	475	6.38%, due 3/1/2024	491	(l)
		Spectrum Brands, Inc.
	138	6.63%, due 11/15/2022	141
	190	6.13%, due 12/15/2024	195
	725	5.75%, due 7/15/2025	741
			4,354
Pharmaceuticals 3.1%
		AbbVie, Inc.
	4,600	3.60%, due 5/14/2025	4,628
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$8,725	4.70%, due 5/14/2045	$8,364	(j)
	525	Bausch Health Americas, Inc., 8.50%, due 1/31/2027	572	(l)
	150	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	156	(l)
		Bayer AG
EUR	650	3.75%, due 7/1/2074	743	(o)(x)
EUR	4,125	2.38%, due 4/2/2075	4,541	(o)(x)
		CVS Health Corp.
	$8,445	4.30%, due 3/25/2028	8,507	(j)
	21,670	5.05%, due 3/25/2048	21,422	(j)
		Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
	561	6.00%, due 7/15/2023	457	(l)
	545	6.00%, due 2/1/2025	416	(l)
EUR	780	Grifols SA, 3.20%, due 5/1/2025	891	(o)
	$8,015	Halfmoon Parent, Inc., 4.80%, due 8/15/2038	8,088	(j)(l)
	110	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 4.88%, due 4/15/2020	110	(l)
EUR	728	Nidda BondCo GmbH, 5.00%, due 9/30/2025	801	(o)
EUR	739	Rossini S.a.r.l., 6.75%, due 10/30/2025	894	(o)
		Shire Acquisitions Investments Ireland DAC
	$10,775	2.40%, due 9/23/2021	10,648	(j)
	2,755	3.20%, due 9/23/2026	2,684	(j)
	133	Teva Pharmaceutical Finance Co. BV, 2.95%, due 12/18/2022	124
		Teva Pharmaceutical Finance Netherlands II BV
EUR	325	3.25%, due 4/15/2022	378
EUR	883	1.88%, due 3/31/2027	854	(o)
		Valeant Pharmaceuticals Int'l, Inc.
	$785	6.50%, due 3/15/2022	813	(l)
	92	5.50%, due 3/1/2023	92	(l)
EUR	883	4.50%, due 5/15/2023	999	(o)
	$527	5.88%, due 5/15/2023	531	(l)
	1,050	7.00%, due 3/15/2024	1,106	(l)
	2,175	6.13%, due 4/15/2025	2,202	(l)
	865	5.50%, due 11/1/2025	885	(l)
			81,906
Pipelines 2.3%
	1,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	1,055	(o)
		Energy Transfer Operating L.P.
	12,110	Ser. B, 6.63%, due 2/15/2028	11,504	(j)(p)(x)
	4,195	5.80%, due 6/15/2038	4,485	(j)
	6,720	6.25%, due 4/15/2049	7,559	(j)
	10,755	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	11,138	(j)
	11,045	Kinder Morgan, Inc., 5.55%, due 6/1/2045	12,047	(j)
	10,885	MPLX L.P., 4.70%, due 4/15/2048	10,505	(j)
	2,430	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	2,743	(o)
	150	Transportadora de Gas del Sur SA, 6.75%, due 5/2/2025	136	(l)
			61,172
Printing & Publishing 0.0%(a)
	413	R.R. Donnelley & Sons Co., 7.88%, due 3/15/2021	426
Real Estate 0.1%
	200	Caiyun Int'l Investment Ltd., 5.50%, due 4/8/2022	195	(o)
	200	CIFI Holdings Group Co. Ltd., 6.38%, due 5/2/2020	202	(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$250	Qatari Diar Finance Co., 5.00%, due 7/21/2020	$256	(o)
	200	Sino-Ocean Land Treasure IV Ltd., (3 month USD LIBOR + 2.30%), 4.88%, due 7/31/2021	202	(c)(o)
EUR	636	Summit Properties Ltd., 2.00%, due 1/31/2025	674	(o)
	$200	Sunac China Holdings Ltd., 8.63%, due 7/27/2020	206	(o)
	200	Wisdom Glory Group Ltd., 5.25%, due 7/19/2020	199	(o)(p)(x)
			1,934
Real Estate Development & Management 0.1%
		Realogy Group LLC/Realogy Co-Issuer Corp.
	580	5.25%, due 12/1/2021	584	(l)
	220	4.88%, due 6/1/2023	210	(l)
	835	9.38%, due 4/1/2027	867	(l)
			1,661
Real Estate Investment Trusts 0.3%
EUR	1,184	Equinix, Inc., 2.88%, due 2/1/2026	1,371
GBP	528	Iron Mountain UK PLC, 3.88%, due 11/15/2025	667	(o)
		MPT Operating Partnership L.P./MPT Finance Corp.
	$1,135	6.38%, due 3/1/2024	1,195
	1,035	5.50%, due 5/1/2024	1,058	(j)
EUR	728	3.33%, due 3/24/2025	861
	$390	5.25%, due 8/1/2026	397	(j)
		RHP Hotel Properties L.P./RHP Finance Corp.
	490	5.00%, due 4/15/2021	491
	120	5.00%, due 4/15/2023	122
		Starwood Property Trust, Inc.
	940	3.63%, due 2/1/2021	935
	310	5.00%, due 12/15/2021	317
	120	4.75%, due 3/15/2025	120
	200	Trust F/1401, 5.25%, due 12/15/2024	208	(o)
			7,742
Recreation & Travel 0.1%
		Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
	320	5.38%, due 6/1/2024	327	(j)
	450	5.38%, due 4/15/2027	459
	2,235	NCL Corp. Ltd., 4.75%, due 12/15/2021	2,260	(j)(l)
		Six Flags Entertainment Corp.
	655	4.88%, due 7/31/2024	655	(l)
	195	5.50%, due 4/15/2027	199	(l)
			3,900
Restaurants 0.1%
		1011778 BC ULC/New Red Finance, Inc.
	325	4.63%, due 1/15/2022	326	(j)(l)
	1,330	4.25%, due 5/15/2024	1,310	(l)
	420	5.00%, due 10/15/2025	416	(l)
		KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
	160	5.00%, due 6/1/2024	164	(l)
	1,080	5.25%, due 6/1/2026	1,114	(j)(l)
	90	Yum! Brands, Inc., 3.88%, due 11/1/2020	90
			3,420

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
Retail 0.5%
EUR	713	Dufry One BV, 2.50%, due 10/15/2024	$818	(o)
GBP	501	Enterprise Inns PLC, 6.00%, due 10/6/2023	696	(o)
GBP	1,526	Next Group PLC, 3.63%, due 5/18/2028	2,032	(o)
GBP	689	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/2022	911	(o)
	$8,130	Walmart, Inc., 3.25%, due 7/8/2029	8,211
			12,668
Savings & Loans 0.2%
	4,700	Nationwide Building Society, 4.30%, due 3/8/2029	4,802	(j)(l)(x)
Semiconductors 0.4%
	10,725	Microchip Technology, Inc., 4.33%, due 6/1/2023	11,020	(j)(l)
Software 0.1%
EUR	677	InterXion Holding NV, 4.75%, due 6/15/2025	810	(o)
		IQVIA, Inc.
EUR	1,145	3.25%, due 3/15/2025	1,307	(o)
EUR	245	2.88%, due 9/15/2025	279	(o)
EUR	780	Playtech PLC, 3.75%, due 10/12/2023	904	(o)
			3,300
Software - Services 0.4%
		CDK Global, Inc.
	$250	3.80%, due 10/15/2019	251
	220	5.00%, due 10/15/2024	228
	325	First Data Corp., 5.38%, due 8/15/2023	332	(j)(l)
	755	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/2021	757	(j)(l)(q)
	500	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	523	(l)
		Nuance Communications, Inc.
	1,680	6.00%, due 7/1/2024	1,720	(j)
	300	5.63%, due 12/15/2026	306
		Open Text Corp.
	740	5.63%, due 1/15/2023	758	(l)
	1,020	5.88%, due 6/1/2026	1,068	(j)(l)
	2,485	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	2,317	(j)(l)
	880	SS&C Technologies, Inc., 5.50%, due 9/30/2027	903	(l)
	232	WEX, Inc., 4.75%, due 2/1/2023	233	(l)
			9,396
Specialty Retail 0.1%
	635	Liberty Media Corp., 8.50%, due 7/15/2029	662
		Penske Automotive Group, Inc.
	1,360	3.75%, due 8/15/2020	1,361	(j)
	360	5.75%, due 10/1/2022	366
	415	5.50%, due 5/15/2026	414
		QVC, Inc.
	70	5.13%, due 7/2/2022	73
	195	4.85%, due 4/1/2024	199

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$285	5.45%, due 8/15/2034	$274
295	William Carter Co., 5.63%, due 3/15/2027	305	(l)
		3,654
Steel Producers - Products 0.1%
1,915	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	2,039	(j)(l)
	Steel Dynamics, Inc.
130	5.25%, due 4/15/2023	132
415	5.50%, due 10/1/2024	428
		2,599
Support - Services 0.8%
	ADT Corp.
385	6.25%, due 10/15/2021	405
855	4.88%, due 7/15/2032	708	(l)
2,000	Anna Merger Sub, Inc., 7.75%, due 10/1/2022	310	(j)(l)
	Aramark Services, Inc.
1,020	5.13%, due 1/15/2024	1,054	(j)
305	5.00%, due 2/1/2028	310	(j)(l)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
450	5.50%, due 4/1/2023	458	(j)
625	5.25%, due 3/15/2025	620	(j)(l)
	Hertz Corp.
380	7.63%, due 6/1/2022	392	(j)(l)
1,790	5.50%, due 10/15/2024	1,531	(j)(l)
1,130	IHS Markit Ltd., 5.00%, due 11/1/2022	1,184	(j)(l)
265	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/2026	262	(l)
	Iron Mountain, Inc.
750	4.38%, due 6/1/2021	755	(l)
560	6.00%, due 8/15/2023	574	(j)
95	5.75%, due 8/15/2024	96
650	4.88%, due 9/15/2027	631	(l)
1,505	5.25%, due 3/15/2028	1,482	(l)
1,090	KAR Auction Services, Inc., 5.13%, due 6/1/2025	1,090	(l)
1,015	Olympus Merger Sub, Inc., 8.50%, due 10/15/2025	895	(l)
722	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/2023	761	(l)
850	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	873	(l)
865	ServiceMaster Co. LLC, 5.13%, due 11/15/2024	874	(l)
	Staples, Inc.
2,255	7.50%, due 4/15/2026	2,259	(l)
280	10.75%, due 4/15/2027	285	(l)
	United Rentals N.A., Inc.
615	5.75%, due 11/15/2024	633
200	5.50%, due 7/15/2025	207
	Vizient, Inc.
1,435	10.38%, due 3/1/2024	1,548	(l)
600	6.25%, due 5/15/2027	621	(l)(u)
		20,818
Technology Hardware & Equipment 0.3%
	CDW LLC/CDW Finance Corp.
985	5.00%, due 9/1/2023	1,007	(j)
310	5.00%, due 9/1/2025	318	(j)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
	CommScope Finance LLC
$530	5.50%, due 3/1/2024	$553	(l)
805	6.00%, due 3/1/2026	852	(l)
730	8.25%, due 3/1/2027	788	(l)
	CommScope Technologies LLC
1,208	6.00%, due 6/15/2025	1,227	(j)(l)
510	5.00%, due 3/15/2027	476	(j)(l)
	CommScope, Inc.
360	5.00%, due 6/15/2021	360	(l)
510	5.50%, due 6/15/2024	513	(j)(l)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
795	5.88%, due 6/15/2021	810	(j)(l)
490	7.13%, due 6/15/2024	518	(j)(l)
1,610	Western Digital Corp., 4.75%, due 2/15/2026	1,554
		8,976
Telecom - Satellite 0.2%
731	Hughes Satellite Systems Corp., 6.50%, due 6/15/2019	734	(j)
	Intelsat Jackson Holdings SA
435	9.50%, due 9/30/2022	502	(l)
2,675	5.50%, due 8/1/2023	2,411	(j)
475	8.50%, due 10/15/2024	469	(j)(l)
466	Intelsat Luxembourg SA, 8.13%, due 6/1/2023	352	(j)
		4,468
Telecom - Wireless 0.5%
370	Sprint Capital Corp., 6.90%, due 5/1/2019	370
	Sprint Corp.
925	7.25%, due 9/15/2021	969
950	7.88%, due 9/15/2023	988
3,180	7.13%, due 6/15/2024	3,187	(j)
1,100	7.63%, due 3/1/2026	1,099
	Sprint Nextel Corp.
380	7.00%, due 8/15/2020	394
980	6.00%, due 11/15/2022	986
	T-Mobile USA, Inc.
1,380	6.00%, due 3/1/2023	1,420	(j)
705	6.00%, due 4/15/2024	736
190	6.50%, due 1/15/2026	203
445	4.50%, due 2/1/2026	447
1,385	Wind Tre SpA, 5.00%, due 1/20/2026	1,266	(l)
		12,065
Telecom - Wireline Integrated & Services 0.4%
	CenturyLink, Inc.
210	Ser. V, 5.63%, due 4/1/2020	214
335	Ser. T, 5.80%, due 3/15/2022	344
1,360	Citizens Communications Co., 9.00%, due 8/15/2031	772	(j)
1,075	Embarq Corp., 8.00%, due 6/1/2036	1,060	(j)
	Equinix, Inc.
140	5.38%, due 1/1/2022	144
295	5.75%, due 1/1/2025	306

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$500	5.88%, due 1/15/2026	$528	(j)
	265	5.38%, due 5/15/2027	281
		Frontier Communications Corp.
	340	7.63%, due 4/15/2024	188
	1,725	11.00%, due 9/15/2025	1,117	(j)
		Level 3 Financing, Inc.
	45	5.38%, due 8/15/2022	45
	350	5.63%, due 2/1/2023	354
	895	5.13%, due 5/1/2023	904
	1,000	5.38%, due 1/15/2024	1,012
	315	Qwest Corp., 6.75%, due 12/1/2021	336
		Telecom Italia Capital SA
	70	7.18%, due 6/18/2019	70
	430	6.00%, due 9/30/2034	398
	1,135	U.S. West Communications Group, 6.88%, due 9/15/2033	1,134	(j)
		Zayo Group LLC/Zayo Capital, Inc.
	1,225	6.00%, due 4/1/2023	1,245
	465	6.38%, due 5/15/2025	473
	1,100	5.75%, due 1/15/2027	1,116	(j)(l)
			12,041
Telecommunications 2.0%
		AT&T, Inc.
	2,929	4.35%, due 6/15/2045	2,764
	11,775	5.45%, due 3/1/2047	12,922	(j)
	8,515	4.50%, due 3/9/2048	8,161	(j)
	200	Batelco Int'l Finance No. 1 Ltd., 4.25%, due 5/1/2020	199	(o)
EUR	800	Cellnex Telecom SA, 2.88%, due 4/18/2025	936	(o)
	$200	Comunicaciones Celulares SA via Comcel Trust, 6.88%, due 2/6/2024	207	(o)
EUR	622	DKT Finance ApS, 7.00%, due 6/17/2023	756	(o)
	$1,865	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/2022	1,882	(j)(l)
EUR	1,189	Numericable-SFR SA, 5.63%, due 5/15/2024	1,374	(o)
EUR	441	SoftBank Group Corp., 5.00%, due 4/15/2028	531	(o)
EUR	656	Telecom Italia SpA, 3.63%, due 5/25/2026	753	(o)
	$9,145	Telefonica Emisiones SA, 5.52%, due 3/1/2049	9,813
EUR	1,800	Telefonica Europe BV, 2.63%, due 3/7/2023	1,956	(o)(p)(x)
	$9,995	Verizon Communications, Inc., 4.52%, due 9/15/2048	10,368
		Wind Tre SpA
EUR	321	(3 month EURIBOR + 2.75%, 2.75% Floor), 2.75%, due 1/20/2024	345	(c)(o)
EUR	371	3.13%, due 1/20/2025	397	(o)
			53,364
Theaters & Entertainment 0.1%
		AMC Entertainment Holdings, Inc.
	$1,515	5.75%, due 6/15/2025	1,460	(j)
	725	6.13%, due 5/15/2027	675	(j)
		Live Nation Entertainment, Inc.
	425	5.38%, due 6/15/2022	431	(l)
	595	4.88%, due 11/1/2024	607	(l)
			3,173
Trucking & Leasing 0.4%
	10,160	Avolon Holdings Funding Ltd., 3.95%, due 7/1/2024	10,098	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(b)		VALUE
	(000's omitted)		(000's omitted)
	Water 0.1%
	$1,130	Agua y Saneamientos Argentinos SA, 6.63%, due 2/1/2023	$718	(o)
GBP	500	Anglian Water Osprey Financing PLC, 4.00%, due 3/8/2026	590	(o)
GBP	1,626	Thames Water Utilities Cayman Finance Ltd., 1.88%, due 1/24/2024	2,091	(o)
			3,399
		Total Corporate Bonds (Cost $1,173,577)	1,191,037
	Municipal Notes 0.9%
	California 0.1%
	$690	California Statewide CDA Rev. (Loma Linda Univ. Med. Ctr.), Ser. 2018-A, 5.50%, due 12/1/2058	784	(l)
	710	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/2033	850
			1,634
	Delaware 0.0%(a)
	720	Delaware St. Hlth. Fac. Au. Rev. (Beebe Med. Ctr. Inc.), Ser. 2018, 5.00%, due 6/1/2048	806
	Florida 0.0%(a)
	705	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences Proj.), Ser. 2018-A-1, 4.00%, due 7/1/2043	706
	Illinois 0.1%
	675	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	760
	880	Illinois Fin. Au. Rev. (Local Gov't Prog.-East Prairie Sch. Dist. # 73 Proj.), (BAM Insured), Ser. 2018, 4.00%, due 12/1/2042	925
	705	Illinois St. G.O., Ser. 2017-D, 5.00%, due 11/1/2028	779
			2,464
	Massachusetts 0.1%
	1,055	Massachusetts St. Dev. Fin. Agcy. Rev. (CareGroup Obligated Group),Ser. 2018-J2, 5.00%, due 7/1/2053	1,188
	1,060	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/2027	1,125
			2,313
	Michigan 0.1%
	720	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2048	778
	910	Michigan St. Strategic Fund Ltd. Oblig. Rev. (I-75 Improvement Proj.), Ser. 2018, 5.00%, due 6/30/2048	1,038
			1,816
	New Jersey 0.2%
	695	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/2026	723
	1,095	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	1,191
	700	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2026	824

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$690	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/2032	$716
880	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2018-A, 5.00%, due 12/15/2036	981
695	South Jersey Port Corp. Rev. (Sub-Marine Term), Ser. 2017-B, 5.00%, due 1/1/2048	767
		5,202
Oklahoma 0.0%(a)
715	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	820
Pennsylvania 0.1%
355	Commonwealth of Pennsylvania Cert. of Participation Ref., Ser. 2018, 5.00%, due 7/1/2043	404
1,060	Pennsylvania St. Turnpike Commission Oil Franchise Tax Rev., Subser. 2018-B, 5.00%, due 12/1/2048	1,218
		1,622
Rhode Island 0.1%
1,035	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien - R I Arpt. Corp. Int'l Fac. Proj.),Ser. 2018, 5.00%, due 7/1/2034	1,203
770	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.),Ser. 2018, 5.00%, due 12/1/2025	894
		2,097
Tennessee 0.0%(a)
530	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2029	639
Texas 0.0%(a)
1,070	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/2042	1,128
Utah 0.1%
1,060	Salt Lake City Corp. Arpt. Rev., Ser. 2018-A, 5.00%, due 7/1/2043	1,229
West Virginia 0.0%(a)
705	West Virginia Hosp. Fin. Au. Rev. (Imp. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	793
	Total Municipal Notes (Cost $22,383)	23,269
Asset-Backed Securities 11.0%
1,100	AIMCO CLO, Ser. 2018-AA, Class E, (3 month USD LIBOR + 5.15%), 7.74%, due 4/17/2031	993	(c)(l)
550	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 6.00%), 8.59%, due 7/20/2031	520	(c)(l)
7,960	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	8,266	(l)
	Apidos CLO XXVIII
500	Ser. 2017-28A, Class C, (3 month USD LIBOR + 2.50%), 5.09%, due 1/20/2031	470	(c)(l)
500	Ser. 2017-28A, Class D, (3 month USD LIBOR + 5.50%), 8.09%, due 1/20/2031	468	(c)(l)
5,000	Apidos CLO XXXI, Ser. 2019-31A, Class D, (3 month USD LIBOR + 3.65%), due 4/15/2031	5,000	(c)(d)(e)(l)(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
	Ares LIII CLO Ltd.
$1,700	Ser. 2019-53A, Class E, (3 month USD LIBOR + 6.85%), due 4/24/2031	$1,684	(c)(d)(e)(l)(s)
4,750	Ser. 2019-53A, Class D, (3 month USD LIBOR + 3.75%), due 4/24/2031	4,750	(c)(d)(e)(l)(s)
2,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 8.70%, due 10/15/2030	1,935	(c)(l)
	Asset Backed Securities Corp. Home Equity
419	Ser. 2004-HE5, Class M2, (1 month USD LIBOR + 1.88%), 4.35%, due 8/25/2034	418	(c)
513	Ser. 2006-HE1, Class A3, (1 month USD LIBOR + 0.20%), 2.68%, due 1/25/2036	510	(c)
3,300	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 9.05%, due 10/20/2029	3,235	(c)(l)
	Assurant CLO II Ltd.
250	Ser. 2018-1A, Class D, (3 month USD LIBOR + 2.85%), 5.44%, due 4/20/2031	239	(c)(l)
1,500	Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.60%), 8.19%, due 4/20/2031	1,388	(c)(l)
9,795	BA Credit Card Trust, Ser. 2018-A2, Class A2, 3.00%, due 9/15/2023	9,894
	Bear Stearns Asset-Backed Securities I Trust
6,730	Ser. 2005-AQ2, Class M1, (1 month USD LIBOR + 0.49%), 2.97%, due 9/25/2035	6,669	(c)
2,797	Ser. 2006-HE1, Class 1M3, (1 month USD LIBOR + 0.46%), 2.94%, due 12/25/2035	2,772	(c)
	Bear Stearns Asset-Backed Securities Trust
1,333	Ser. 2004-SD3, Class M2, (1 month USD LIBOR + 1.88%), 4.35%, due 9/25/2034	1,341	(c)
7,265	Ser. 2006-SD2, Class M2, (1 month USD LIBOR + 0.80%), 3.28%, due 6/25/2036	7,266	(c)
3,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3 month USD LIBOR + 6.41%), 9.01%, due 10/15/2030	2,948	(c)(l)
650	Canyon Capital CLO Ltd., Ser. 2014-1A, Class DR, (3 month USD LIBOR + 5.50%), 8.08%, due 1/30/2031	600	(c)(l)
25,785	Capital One Multi-Asset Execution Trust, Ser. 2018-A1, Class A1, 3.01%, due 2/15/2024	26,031
	Carbone CLO Ltd.
1,000	Ser. 2017-1A, Class C, (3 month USD LIBOR + 2.60%), 5.19%, due 1/20/2031	939	(c)(l)
1,000	Ser. 2017-1A, Class D, (3 month USD LIBOR + 5.90%), 8.49%, due 1/20/2031	926	(c)(l)
1,120	Carlye U.S. CLO Ltd., Ser. 2017-5A, Class D, (3 month USD LIBOR + 5.30%), 7.89%, due 1/20/2030	1,040	(c)(l)
10,486	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1 month USD LIBOR + 0.24%), 2.72%, due 3/25/2036	10,433	(c)(j)
24,360	Chase Issuance Trust, Ser. 2016-A2, Class A, 1.37%, due 6/15/2021	24,318
1,500	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1 month USD LIBOR + 0.37%), 2.84%, due 8/8/2024	1,502	(c)
	Citigroup Mortgage Loan Trust, Inc.
180	Ser. 2006-WFH1, Class M2, (1 month USD LIBOR + 0.56%), 3.03%, due 1/25/2036	181	(c)
565	Ser. 2006-AMC1, Class A2B, (1 month USD LIBOR + 0.16%), 2.64%, due 9/25/2036	475	(c)
417	Colony American Finance Ltd., Ser. 2016-1, Class A, 2.54%, due 6/15/2048	413	(l)
3,650	Dryden 36 Senior Loan Fund, Ser. 2014-36A, Class ER2, (3 month USD LIBOR + 6.88%), 9.48%, due 4/15/2029	3,650	(c)(l)
250	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3 month USD LIBOR + 5.85%), 8.45%, due 10/15/2030	239	(c)(l)
	Dryden 53 CLO Ltd.
300	Ser. 2017-53A, Class D, (3 month USD LIBOR + 2.40%), 5.00%, due 1/15/2031	280	(c)(l)
750	Ser. 2017-53A, Class E, (3 month USD LIBOR + 5.30%), 7.90%, due 1/15/2031	693	(c)(l)
2,350	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3 month USD LIBOR + 6.20%), 8.79%, due 10/19/2029	2,245	(c)(l)
	Eaton Vance CLO Ltd.
850	Ser. 2015-1A, Class DR, (3 month USD LIBOR + 2.50%), 5.09%, due 1/20/2030	796	(c)(l)
900	Ser. 2015-1A, Class ER, (3 month USD LIBOR + 5.60%), 8.19%, due 1/20/2030	834	(c)(l)
750	Ser. 2018-1A, Class E, (3 month USD LIBOR + 6.00%), 8.45%, due 10/15/2030	707	(c)(l)
	Elmwood CLO II Ltd.
2,400	Ser. 2019-2A, Class D, (3 month USD LIBOR + 3.95%), due 4/20/2031	2,400	(c)(d)(e)(l)(s)
2,700	Ser. 2019-2A, Class E, (3 month USD LIBOR + 6.80%), due 4/20/2031	2,619	(c)(d)(e)(l)(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
$2,352	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, (1 month USD LIBOR + 1.13%), 3.60%, due 9/25/2033	$2,353	(c)
409	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, (1 month USD LIBOR + 0.74%), 3.21%, due 5/25/2035	410	(c)
	Flatiron CLO Ltd.
700	Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.00%), 8.68%, due 5/15/2030	663	(c)(l)
2,150	Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.15%), 7.74%, due 4/17/2031	1,920	(c)(j)(l)
2,000	Foundation Finance Trust, Ser. 2019-1A, Class A , 3.86%, due 11/15/2034	2,007	(l)
593	Freedom Financial Trust, Ser. 2018-1, Class A, 3.61%, due 7/18/2024	595	(l)
1,600	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3 month USD LIBOR + 6.00%), 8.60%, due 7/15/2031	1,504	(c)(l)
750	Galaxy XXVI CLO Ltd., Ser. 2018-26A, Class E, (3 month USD LIBOR + 5.85%), 8.50%, due 11/22/2031	705	(c)(l)
250	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3 month USD LIBOR + 5.78%), 8.46%, due 5/16/2031	233	(c)(l)
1,600	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.40%), 9.00%, due 10/15/2030	1,572	(c)(l)
1,923	Global SC Finance IV Ltd., Ser. 2018-1A, Class A, 4.29%, due 5/17/2038	1,956	(l)
	GM Financial Consumer Automobile Receivables Trust
7,120	Ser. 2018-1, Class A2A, 2.08%, due 1/19/2021	7,110
3,278	Ser. 2018-2, Class A2A, 2.55%, due 5/17/2021	3,275
536	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, (1 month USD LIBOR + 1.60%), 4.08%, due 2/25/2035	533	(c)
1,000	HPS Investment Partners, Ser. 2013-2A, Class DR, (3 month USD LIBOR + 6.60%), 9.19%, due 10/20/2029	978	(c)(l)
2,835	Hyundai Auto Lease Securitization Trust, Ser. 2019-A, Class A2, 2.92%, due 7/15/2021	2,843	(l)
	Invitation Homes Trust
1,443	Ser. 2017-SFR2, Class A, (1 month USD LIBOR + 0.85%), 3.32%, due 12/17/2036	1,433	(c)(l)
1,951	Ser. 2018-SFR1, Class A, (1 month USD LIBOR + 0.70%), 3.17%, due 3/17/2037	1,930	(c)(l)
	JP Morgan Mortgage Acquisition Trust
3,497	Ser. 2006-CH1, Class M1, (1 month USD LIBOR + 0.22%), 2.70%, due 7/25/2036	3,477	(c)
5,260	Ser. 2007-CH1, Class MV2, (1 month USD LIBOR + 0.28%), 2.76%, due 11/25/2036	5,229	(c)
474	Ser. 2007-HE1, Class AF1, (1 month USD LIBOR + 0.10%), 2.58%, due 3/25/2047	329	(c)
250	KKR CLO 23 Ltd., Ser. 2023, Class E, (3 month USD LIBOR + 6.00%), 8.59%, due 10/20/2031	237	(c)(l)
	KKR CLO 25 Ltd.
5,500	Ser. 2025, Class D, (3 month USD LIBOR + 3.85%), due 4/15/2032	5,500	(c)(d)(e)(l)(s)
3,200	Ser. 2025, Class E, (3 month USD LIBOR + 6.54%), due 4/15/2032	3,073	(c)(d)(e)(l)(s)
800	Madison Park Funding XIV Ltd., Ser. 2014-14A, Class ER, (3 month USD LIBOR + 5.80%), 8.39%, due 10/22/2030	752	(c)(l)
2,750	Madison Park Funding XXXIV Ltd., Ser. 2019-34A, Class E, (3 month USD LIBOR + 6.75%), 9.33%, due 4/25/2031	2,750	(c)(l)(s)
3,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class E, (3 month USD LIBOR + 6.75%), due 4/20/2031	3,000	(c)(d)(e)(l)(s)
	Magnetite CLO Ltd.
3,000	Ser. 2019-22A, Class D, (3 month USD LIBOR + 3.65%), due 4/15/2031	3,000	(c)(d)(e)(l)(s)
250	Ser. 2018-20A, Class D, (3 month USD LIBOR + 2.50%), 5.09%, due 4/20/2031	235	(c)(l)
250	Ser. 2018-20A, Class E, (3 month USD LIBOR + 5.35%), 7.94%, due 4/20/2031	231	(c)(l)
1,000	Ser. 2015-12A, Class ER, (3 month USD LIBOR + 5.68%), 8.28%, due 10/15/2031	947	(c)(l)
500	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3 month USD LIBOR + 2.80%), 5.40%, due 12/18/2030	469	(c)(l)
3,250	Mariner CLO LLC, Ser. 2019-1A, Class D, (3 month USD LIBOR + 3.85%), due 4/20/2032	3,250	(c)(d)(e)(l)(s)
2,377	Navient Student Loan Trust, Ser. 2018-3A, Class A1, (1 month USD LIBOR + 0.27%), 2.75%, due 3/25/2067	2,375	(c)(l)
9,476	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1 month USD LIBOR + 0.37%), 2.85%, due 3/25/2036	9,446	(c)
	OCP CLO Ltd.
3,000	Ser. 2015-8A, Class CR, (3 month USD LIBOR + 2.80%), 5.39%, due 4/17/2027	2,981	(c)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
	$2,800	Ser. 2015-10A, Class CR, (3 month USD LIBOR + 2.60%), 5.19%, due 10/26/2027	$2,718	(c)(l)
	3,800	Ser. 2017-14A, Class C, (3 month USD LIBOR + 2.60%), 5.24%, due 11/20/2030	3,548	(c)(l)
	1,800	Ser. 2017-14A, Class D, (3 month USD LIBOR + 5.80%), 8.44%, due 11/20/2030	1,683	(c)(l)
	1,000	Ser. 2018-15A, Class D, (3 month USD LIBOR + 5.85%), 8.44%, due 7/20/2031	943	(c)(l)
	800	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%), 8.34%, due 10/20/2030	760	(c)(l)
	2,700	Octagon Investment Partners 41 Ltd., Ser. 2019-2A, Class E, (3 month USD LIBOR + 6.90%), 9.50%, due 4/15/2031	2,674	(c)(l)(s)
	750	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3 month USD LIBOR + 2.45%), 5.04%, due 1/20/2030	700	(c)(l)
		Palmer Square CLO Ltd.
	700	Ser. 2014-1A, Class DR2, (3 month USD LIBOR + 5.70%), 8.29%, due 1/17/2031	662	(c)(l)
	1,600	Ser. 2018-1A, Class D, (3 month USD LIBOR + 5.15%), 7.93%, due 4/18/2031	1,440	(c)(l)
	700	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, (1 month USD LIBOR + 0.48%), 2.96%, due 4/25/2035	700	(c)
	1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, (1 month USD LIBOR + 0.87%), 3.35%, due 8/25/2035	1,156	(c)
	348	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1 month USD LIBOR + 0.98%), 3.45%, due 7/25/2034	342	(c)
	525	SoFi Consumer Loan Program Trust, Ser. 2018-1, Class A1, 2.55%, due 2/25/2027	524	(l)
	1,023	SoFi Professional Loan Program LLC, Ser. 2017-E, Class A1, (1 month USD LIBOR + 0.50%), 2.98%, due 11/26/2040	1,024	(c)(l)
		Structured Asset Securities Corp.
	554	Ser. 2005-NC2, Class M3, (1 month USD LIBOR + 0.43%), 2.91%, due 5/25/2035	554	(c)
	146	Ser. 2006-AM1, Class A4, (1 month USD LIBOR + 0.16%), 2.64%, due 4/25/2036	145	(c)
	266	Ser. 2006-NC1, Class A4, (1 month USD LIBOR + 0.15%), 2.63%, due 5/25/2036	265	(c)
	1,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3 month USD LIBOR + 5.50%), 8.09%, due 4/20/2031	917	(c)(l)
	1,300	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3 month USD LIBOR + 5.75%), 8.33%, due 7/25/2031	1,221	(c)(l)
	1,200	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%), 9.26%, due 7/25/2029	1,140	(c)(l)
	4,000	VERDE CLO, Ser. 2019-1A, Class D, (3 month USD LIBOR + 3.80%), 6.36%, due 4/15/2032	4,000	(c)(l)(s)
	8,756	Verizon Owner Trust, Ser. 2017-1A, Class A, 2.06%, due 9/20/2021	8,738	(l)
		Voya CLO Ltd.
	250	Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%), 8.35%, due 10/15/2031	237	(c)(l)
	350	Ser. 2016-3A, Class DR, (3 month USD LIBOR + 6.08%), 8.68%, due 10/18/2031	327	(c)(l)
	36,265	World Omni Auto Receivables Trust, Ser. 2019-A, Class A3, 3.04%, due 5/15/2024	36,617
	1,550	York CLO-2 Ltd., Ser. 2015-1A, Class DR, (3 month USD LIBOR + 2.60%), 5.19%, due 1/22/2031	1,474	(c)(l)
		Total Asset-Backed Securities (Cost $288,441)	295,897
Foreign Government Securities 2.1%
	2,300	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	2,159	(o)
		Angolan Government International Bond
	424	9.38%, due 5/8/2048	455	(o)
	180	9.38%, due 5/8/2048	193	(o)
		Argentine Republic Government International Bond
EUR	610	3.88%, due 1/15/2022	518	(o)
	$202	4.63%, due 1/11/2023	149
EUR	9,500	3.38%, due 12/31/2038	5,498	(t)
EUR	1,040	Banque Centrale de Tunisie International Bond, 5.63%, due 2/17/2024	1,133	(o)
		Brazil Notas do Tesouro Nacional
BRL	2,042	Ser. F, 10.00%, due 1/1/2023	548
BRL	4,170	Ser. F, 10.00%, due 1/1/2029	1,128
	$990	Brazilian Government International Bond, 5.63%, due 2/21/2047	970	(j)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)			VALUE
(000's omitted)			(000's omitted)
		Colombian TES
COP	435,300	Ser. B, 6.25%, due 11/26/2025	$135
COP	3,849,100	Ser. B, 6.00%, due 4/28/2028	1,145
	$1,261	Costa Rica Government International Bond, 7.16%, due 3/12/2045	1,226	(o)
EUR	694	Croatia Government International Bond, 2.75%, due 1/27/2030	854	(o)
	$756	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	770	(l)
	750	Dominican Republic International Bond, 6.88%, due 1/29/2026	829	(l)
		Egypt Government International Bond
EUR	257	5.63%, due 4/16/2030	273	(o)
	$1,110	8.50%, due 1/31/2047	1,129	(o)
	418	7.90%, due 2/21/2048	404	(o)
		Export Credit Bank of Turkey
	360	5.38%, due 10/24/2023	322	(o)
	604	8.25%, due 1/24/2024	601	(l)
	2,000	Ghana Government International Bond, 10.75%, due 10/14/2030	2,463	(o)
IDR	45,253,000	Indonesia Treasury Bond, 6.13%, due 5/15/2028	2,850
		Ivory Coast Government International Bond
	$1,927	5.75%, due 12/31/2032	1,815	(o)(t)
EUR	674	6.63%, due 3/22/2048	712	(o)
		Mexican Bonos
MXN	10,590	Ser. M20, 10.00%, due 12/5/2024	610
MXN	31,597	Ser. M20, 7.50%, due 6/3/2027	1,607
	$880	Mexico Government International Bond, 5.75%, due 10/12/2110	903
	470	Mongolia Government International Bond, 8.75%, due 3/9/2024	519	(o)
	1,730	Namibia International Bonds, 5.25%, due 10/29/2025	1,677	(l)
	1,780	Nigeria Government International Bond, 7.88%, due 2/16/2032	1,840	(o)
		Oman Government International Bond
	206	4.13%, due 1/17/2023	199	(o)
	560	6.75%, due 1/17/2048	507	(o)
	326	6.75%, due 1/17/2048	296	(o)
	206	Papua New Guinea Government International Bond, 8.38%, due 10/4/2028	221	(o)
	320	Paraguay Government International Bond, 6.10%, due 8/11/2044	360	(o)
		Qatar Government International Bond
	370	3.88%, due 4/23/2023	382	(o)
	1,314	4.82%, due 3/14/2049	1,411	(o)
		Republic of South Africa Government Bond
ZAR	14,265	10.50%, due 12/21/2026	1,102
ZAR	6,595	9.00%, due 1/31/2040	429
	$1,253	Republic of South Africa Government International Bond, 5.88%, due 6/22/2030	1,280
	203	Republic of Uzbekistan Bond, 5.38%, due 2/20/2029	205	(o)
EUR	392	Romanian Government International Bond, 4.63%, due 4/3/2049	476	(o)
		Russian Federal Bond - OFZ
RUB	103,364	7.05%, due 1/19/2028	1,513
RUB	44,181	7.70%, due 3/23/2033	658
EUR	990	Senegal Government International Bond, 4.75%, due 3/13/2028	1,097	(o)
		Sri Lanka Government International Bond
	$302	6.85%, due 3/14/2024	305	(o)
	2,323	6.75%, due 4/18/2028	2,237	(o)
	1,390	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/2026	1,378	(l)
TRY	7,925	Turkey Government Bond, 12.40%, due 3/8/2028	966
		Turkey Government International Bond
	$400	5.75%, due 3/22/2024	374
EUR	698	5.20%, due 2/16/2026	763
	$458	6.13%, due 10/24/2028	411
	1,272	7.63%, due 4/26/2029	1,238

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(b)		VALUE
(000's omitted)		(000's omitted)
	Ukraine Government International Bond
$220	7.75%, due 9/1/2020	$220	(o)
1,110	7.75%, due 9/1/2027	1,022	(o)
200	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	201	(o)
1,295	Venezuela Government International Bond, 8.25%, due 10/13/2024	376	(o)(r)
500	Zambia Government International Bond, 8.97%, due 7/30/2027	346	(o)
	Total Foreign Government Securities (Cost $58,673)	55,408
Developed Markets Ex- U.S. 0.1%
Regional (state/province) 0.1%
1,548	Brazil Loan Trust 1, 5.48%, due 7/24/2023	1,592	(o)
200	Provincia de Cordoba, 7.13%, due 6/10/2021	160	(o)
	Total Developed Markets Ex- U.S. (Cost $1,836)	1,752
NUMBER OF SHARES
Short-Term Investments 0.1%
Investment Companies 0.1%
3,638,105	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(v) (Cost $3,638)	3,638	(j)
	Total Investments 122.5% (Cost $3,270,319)	3,279,859
	Liabilities Less Other Assets (22.5)%	(601,781	)(w)
	Net Assets 100.0%	$2,678,078

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Principal amount is stated in the currency in which the security is denominated.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

(d)  All or a portion of this security was purchased on a delayed delivery basis.

(e)  All or a portion of this security had not settled as of April 30, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(f)  Value determined using significant unobservable inputs.

(g)  Rate shown was the discount rate at the date of purchase.

(h)  All or a portion of the security is pledged as collateral for futures.

(i)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(j)  All or a portion of this security is segregated in connection with obligations for when-issued securities, to be announced securities, swaps, futures, forward foreign currency contracts and/or delayed delivery securities with a total value of approximately $1,141,961,000.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

(k)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2019.

(l)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $408,693,000, which represents 15.3% of net assets of the Fund. Securities denoted with (l) but without (r), if any, have been deemed by the investment manager to be liquid.

(m)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(n)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2019, amounted to approximately $506,031,000, which represents 18.9% of net assets of the Fund.

(o)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2019 amounted to approximately $272,621,000, which represents 10.2% of net assets of the Fund.

(p)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2019. The maturity date reflects the next call date.

(q)  Payment-in-kind (PIK) security.

(r)  Illiquid security.

(s)  Security fair valued as of April 30, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2019, amounted to approximately $43,700,000, which represents approximately 1.6% of net assets of the Fund.

(t)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2019.

(u)  When-issued security. Total value of all such securities at April 30, 2019, amounted to approximately $1,330,000, which represents 0.0% of net assets of the Fund.

(v)  Represents 7-day effective yield as of April 30, 2019.

(w)  Includes the impact of the Fund's open positions in derivatives at April 30, 2019.

(x)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	4	Australian Dollar	$282,320	$(649)
6/2019	25	Canadian Dollar	1,868,875	(10,625)
6/2019	30	Euro-Bund	5,562,354	20,979
6/2019	21	Pound Sterling	1,715,306	(30,774)
6/2019	2,784	U.S. Treasury Note, 2 Year	593,013,749	1,870,486
6/2019	376	U.S. Treasury Note, 5 Year	43,480,875	302,563
Total Long Positions			$645,923,479	$2,151,980

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	642	Euro-Bobl	$(95,718,581)	$(626,444)
6/2019	56	Euro-Bund	(10,383,060)	(142,084)
6/2019	14	Euro-Buxl Bond, 30 Year	(2,963,672)	(92,330)
6/2019	23	Euro	(3,239,119)	36,009
6/2019	144	United Kingdom Long Gilt Bond	(23,907,645)	(4,406)
6/2019	594	U.S. Treasury Long Bond	(87,596,438)	(1,377,804)
6/2019	696	U.S. Treasury Note, 10 Year	(86,075,625)	(619,574)
6/2019	984	U.S. Treasury Ultra Long Bond	(161,652,750)	(2,321,397)
6/2019	3,864	U.S. Treasury Note, Ultra 10 Year	(509,202,750)	(6,376,157)
Total Short Positions			$(980,739,640)	$(11,524,187)
Total Futures				$(9,372,207)

At April 30, 2019, the Fund had $9,102,398 deposited in a segregated account to cover margin requirements on open futures. At April 30, 2019, the Fund had securities pledged in the amount of $11,198,617 to cover collateral requirements on open futures.

For the six months ended April 30, 2019, the average notional value of futures for the Fund was $783,128,557 for long positions and $(941,794,688) for short positions.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Forward foreign currency contracts ("forward contracts")

At April 30, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
211,553	BRL	53,505	USD	GSI	7/3/2019	$183
4,607,785	CNY	666,158	USD	JPM	10/18/2019	17,107
686,913	USD	4,611,064	CNY	JPM	10/18/2019	3,161
1,098,879,003	COP	337,105	USD	GSI	6/17/2019	1,994
385,877	USD	1,206,950,789	COP	GSI	5/15/2019	12,828
385,244	USD	1,211,207,290	COP	GSI	5/15/2019	10,880
233,104	USD	723,676,841	COP	GSI	5/15/2019	9,427
246,002	USD	773,381,257	COP	GSI	5/15/2019	6,962
2,048,321	USD	6,364,134,427	COP	JPM	5/15/2019	81,271
135,011	USD	437,360,844	COP	JPM	6/17/2019	48
56,136,000	USD	369,703,275	DKK	GSI	7/16/2019	210,276
303,417	EUR	339,018	USD	JPM	6/5/2019	2,268
138,036	EUR	154,328	USD	JPM	6/5/2019	936
123,022	EUR	138,205	USD	SCB	6/5/2019	171
1,223,249	GBP	1,427,225	EUR	GSI	7/16/2019	9,650
2,248,072	RON	465,374	EUR	GSI	9/18/2019	490
795,457	USD	699,933	EUR	GSI	5/3/2019	10,411
120,694	USD	107,339	EUR	GSI	5/3/2019	303
17,387,683	USD	15,019,422	EUR	JPM	5/3/2019	541,891
826,685	USD	714,088	EUR	JPM	5/3/2019	25,764
928,381	USD	816,066	EUR	JPM	5/3/2019	13,081
275,646	USD	243,971	EUR	JPM	5/3/2019	2,008
403,065	USD	357,757	EUR	JPM	5/3/2019	1,804
214,990	USD	190,905	EUR	JPM	5/3/2019	871
191,601	USD	170,133	EUR	JPM	5/3/2019	779
174,430	USD	155,110	EUR	SCB	5/3/2019	459
524,522	USD	465,795	EUR	GSI	6/5/2019	592
16,053,012	USD	14,180,000	EUR	JPM	7/3/2019	64,203
54,497,988	USD	48,136,933	EUR	GSI	7/16/2019	161,804
25,921,553	USD	22,883,555	EUR	GSI	7/16/2019	90,970
25,466,086	USD	22,481,469	EUR.	GSI	7/16/2019	89,371
16,683,239	USD	14,735,956	EUR	GSI	7/16/2019	49,532
504,212	USD	442,592	EUR	GSI	7/16/2019	4,622
555,985	USD	491,654	EUR	GSI	7/16/2019	1,014
9,957	USD	8,806	EUR	GSI	7/16/2019	17
1,770	EUR	1,527	GBP	GSI	7/16/2019	1
136,531	GBP	178,458	USD	GSI	7/16/2019	277
23,524,468	USD	17,821,796	GBP	GSI	7/16/2019	193,612
12,705,949	USD	9,618,797	GBP	GSI	7/16/2019	113,798
9,326,592	USD	7,065,691	GBP	GSI	7/16/2019	76,760
2,246,668	USD	1,700,798	GBP	GSI	7/16/2019	20,122

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
458,364	USD	348,158	GBP	GSI	7/16/2019	$2,584
7,232	USD	5,497	GBP	GSI	7/16/2019	35
178,142	USD	2,546,716,233	IDR	SCB	6/13/2019	33
48,147,111	INR	690,509	USD	GSI	5/13/2019	553
402,750,038	KRW	346,199	USD	SCB	7/10/2019	479
687,933	USD	785,925,986	KRW	GSI	7/10/2019	11,427
3,849,351	PEN	1,161,262	USD	GSI	5/2/2019	2,915
455,297	PEN	137,353	USD	GSI	5/2/2019	345
373,739	PEN	112,749	USD	GSI	5/2/2019	283
7,523,167	PEN	2,270,596	USD	JPM	5/2/2019	4,670
590,355	PEN	178,097	USD	JPM	5/2/2019	447
2,254,425	PEN	680,109	USD	SCB	5/2/2019	1,707
2,254,425	PEN	676,639	USD	SCB	7/3/2019	3,306
138,212	USD	455,297	PEN	GSI	5/2/2019	514
113,306	USD	373,739	PEN	GSI	5/2/2019	274
179,205	USD	590,355	PEN	JPM	5/2/2019	661
17,597,075	PHP	336,941	USD	GSI	5/28/2019	2,370
662,773	EUR	2,888,290	PLN	GSI	5/7/2019	12,206
558,778	EUR	2,434,281	PLN	GSI	5/7/2019	10,079
365,844	EUR	1,591,251	PLN	GSI	5/7/2019	5,937
365,989	EUR	1,591,248	PLN	GSI	5/7/2019	5,774
519,596	EUR	2,519,770	RON	GSI	9/18/2019	1,744
439,349	EUR	2,126,989	RON	GSI	9/18/2019	625
91,799,415	RUB	1,381,597	USD	GSI	5/21/2019	35,935
19,859,319	RUB	305,146	USD	GSI	5/21/2019	1,514
3,337,548	RUB	50,629	USD	GSI	5/21/2019	908
19,857,358	RUB	306,136	USD	GSI	5/21/2019	494
4,018,851	RUB	61,072	USD	SCB	5/21/2019	985
19,425,729	THB	607,954	USD	GSI	6/11/2019	1,058
550,976	USD	3,288,527	TRY	GSI	5/6/2019	1,487
2,191,481	USD	12,230,207	TRY	JPM	5/6/2019	147,902
360,427	USD	2,076,169	TRY	SCB	5/6/2019	13,514
68,860	USD	405,051	TRY	SCB	6/10/2019	2,596
3,056,092	USD	43,818,238	ZAR	GSI	6/7/2019	5,611
357,432	USD	5,013,166	ZAR	SCB	6/7/2019	8,431
3,575,171	ZAR	245,420	USD	GSI	6/7/2019	3,472
5,564,388	ZAR	380,069	USD	SCB	6/7/2019	7,306
Total unrealized appreciation						$2,131,899
38,557	BRL	9,936	USD	GSI	7/3/2019	(151)
456,679,117	CLP	688,776	USD	JPM	7/31/2019	(14,761)
326,346	USD	221,813,705	CLP	GSI	7/31/2019	(1,030)
4,611,064	CNH	685,607	USD	SCB	10/18/2019	(1,474)
90,143	USD	631,210	CNY	JPM	10/18/2019	(3,456)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
568,137	USD	3,976,575	CNY	JPM	10/18/2019	$(21,529)
10,018,675,645	COP	3,225,318	USD	GSI	5/15/2019	(128,708)
1,073,914,988	COP	340,866	USD	JPM	5/15/2019	(8,936)
1,034,891,718	COP	327,864	USD	SCB	6/17/2019	(8,510)
6,623,880	DKK	1,005,775	USD	GSI	7/16/2019	(3,767)
579,934	CZK	22,475	EUR	GSI	6/21/2019	(94)
465,795	EUR	523,048	USD	GSI	5/3/2019	(612)
48,534	EUR	55,052	USD	JPM	5/3/2019	(617)
245,155	EUR	275,707	USD	JPM	5/3/2019	(741)
133,318	EUR	150,382	USD	JPM	5/3/2019	(853)
134,608	EUR	151,975	USD	JPM	5/3/2019	(998)
169,746	EUR	191,949	USD	JPM	5/3/2019	(1,562)
218,210	EUR	246,862	USD	JPM	5/3/2019	(2,118)
7,500,000	EUR	8,513,435	USD	JPM	5/3/2019	(101,431)
121,226	EUR	137,062	USD	SCB	5/3/2019	(1,095)
97,621	EUR	110,601	USD	SCB	5/3/2019	(1,110)
290,935	EUR	329,194	USD	SCB	5/3/2019	(2,881)
10,850,746	EUR	12,299,085	USD	JPM	7/3/2019	(64,212)
318,479	GBP	367,263	EUR	GSI	7/16/2019	(2,366)
540,714	PLN	125,339	EUR	GSI	5/7/2019	(869)
4,775,270	PLN	1,107,800	EUR	GSI	5/7/2019	(6,689)
3,189,420	PLN	739,547	EUR	JPM	5/7/2019	(4,869)
2,642,716	EUR	2,265,024	GBP	GSI	7/16/2019	(17,868)
469,313	USD	361,721	GBP	GSI	7/16/2019	(4,223)
13,234	EUR	4,249,598	HUF	JPM	7/24/2019	(147)
355,102	USD	5,099,266,509	IDR	GSI	6/13/2019	(1,523)
341,153	USD	23,868,105	INR	GSI	5/13/2019	(1,429)
383,374,099	KRW	331,120	USD	GSI	7/10/2019	(1,120)
152,895	USD	2,949,726	MXN	JPM	7/3/2019	(1,168)
1,158,935	USD	3,849,351	PEN	GSI	5/2/2019	(5,241)
2,269,569	USD	7,523,167	PEN	JPM	5/2/2019	(5,697)
678,941	USD	2,254,425	PEN	SCB	5/2/2019	(2,875)
329,308	USD	1,096,036	PEN	JPM	7/3/2019	(1,261)
207,088	USD	10,777,063	PHP	GSI	5/28/2019	(718)
681,636	USD	35,713,641	PHP	GSI	5/28/2019	(7,002)
2,074,013	USD	137,572,733	RUB	GSI	5/21/2019	(50,333)
100,468	USD	6,545,278	RUB	SCB	5/21/2019	(602)
1,080,587	USD	34,718,184	THB	GSI	6/11/2019	(7,855)
145,434	USD	4,672,351	THB	SCB	6/11/2019	(1,048)
574,225	TRY	97,857	USD	GSI	5/6/2019	(1,908)
1,103,627	TRY	188,535	USD	GSI	5/6/2019	(4,127)
14,417,656	TRY	2,587,537	USD	GSI	5/6/2019	(178,451)
702,562	TRY	122,309	USD	SCB	5/6/2019	(4,916)
789,440	TRY	137,488	USD	SCB	5/6/2019	(5,578)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,487,543	TRY	553,398	USD	GSI	8/1/2019	(1,319)
182,323	USD	2,634,941	ZAR	GSI	6/7/2019	(1,113)
372,698	USD	5,428,562	ZAR	GSI	6/7/2019	(5,221)
299,564	USD	4,413,782	ZAR	GSI	6/7/2019	(7,709)
242,998	USD	3,554,452	ZAR	SCB	6/7/2019	(4,452)
53,883,065	ZAR	3,836,079	USD	GSI	6/7/2019	(84,918)
Total unrealized depreciation						$(795,261)
Total net unrealized appreciation						$1,336,638

At April 30, 2019, the Fund had cash collateral of $120,000 deposited in a segregated account for Goldman Sachs International and received cash collateral of $580,000 from JPMorgan Chase Bank N.A., to cover collateral requirements on over-the-counter derivatives.

For the the six months ended April 30, 2019, the Fund's investments in forward contracts had an average notional value of $384,331,140.

Credit default swap contracts ("credit default swaps")

At April 30, 2019, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	iTraxx Europe Crossover Ser. 31 V.1	EUR	21,735,000	5.00%	3M	6/20/2024	$(2,735,296)	$(140,527)	$(142,205)	$(3,018,028)

At April 30, 2019, the Fund had $4,013,531 deposited in a segregated account to cover margin requirements for centrally cleared credit default swaps.

For the the six months ended April 30, 2019, the average notional value of credit default swaps for the Fund was $25,707,659 for buy protection and $14,196,360 for sell protection.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$80	$—	$—	$80
Loan Assignments
Business Equipment & Services	—	15,771	1,328	17,099
Electronics—Electrical	—	16,423	196	16,619
Financial Intermediaries	—	—	2,204	2,204
Food Service	—	8,812	878	9,690
Health Care	—	12,596	1,320	13,916
Leisure Goods—Activities—Movies	—	8,842	1,327	10,169
Steel	—	1,311	1,330	2,641
Other Loan Assignments(a)	—	104,746	—	104,746
Total Loan Assignments	—	168,501	8,583	177,084
U.S. Treasury Obligations	—	783,452	—	783,452
U.S. Government Agency Securities	—	2,729	—	2,729
Mortgage-Backed Securities(a)	—	745,513	—	745,513
Corporate Bonds(a)	—	1,191,037	—	1,191,037
Municipal Notes(a)	—	23,269	—	23,269
Asset-Backed Securities	—	295,897	—	295,897
Foreign Government Securities	—	55,408	—	55,408
Developed Markets Ex- U.S.(a)	—	1,752	—	1,752
Short-Term Investments	—	3,638	—	3,638
Total Investments	$80	$3,271,196	$8,583	$3,279,859

(a)  The Schedule of Investments provides information on the industry, state/territory or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2019
Investments in Securities:
Loan Assignments(c)
Building & Development	$434	$—	$(11)	$—	$—	$(423)	$—	$—	$—	$—
Business Equipment & Services	621	—	—	(1)	711	(3)	—	—	1,328	(1)
Chemicals & Plastics	70	—	—	—	—	(70)	—	—	—	—
Electronics— Electrical	175	—	(1)	(3)	—	(173)	198	—	196	(2)
Financial Intermediaries	—	—	—	(1)	1,599	(3)	609	—	2,204	(1)
Food Products	209	—	—	—	—	(209)	—	—	—	—
Food Service	459	—	(6)	(4)	882	(453)	—	—	878	(4)
Health Care	103	—	(6)	(2)	1,323	(98)	—	—	1,320	(3)
Leisure Goods— Activities— Movies	—	—	(17)	(5)	1,330	(962)	981	—	1,327	(5)
Oil & Gas	511	—	(24)	1	—	(488)	—	—	—	—
Steel	1,195	—	(15)	2	1,327	(532)	—	(647)	1,330	2
Total	$3,777	$—	$(80)	$(13)	$7,172	$(3,414)	$1,788	$(647)	$8,583	$(14)

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2019:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	2,230	—	—	2,230
Liabilities	(11,602)	—	—	(11,602)
Forward Contracts(a)
Assets	—	2,132	—	2,132
Liabilities	—	(795)	—	(795)
Swaps
Liabilities	—	(3,018)	—	(3,018)
Total	$(9,372)	$(1,681)	$—	$(11,053)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited)
April 30, 2019

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	U.S. Treasury Obligations 10.5%
	$1,295	U.S. Treasury Bill, 2.34%, due 1/2/2020 U.S. Treasury Inflation-Indexed Bonds(d)	$1,274	(b)(c)
	736	0.25%, due 1/15/2025	729
	3,457	2.00%, due 1/15/2026	3,804
	2,760	3.88%, due 4/15/2029	3,636
		Total U.S. Treasury Obligations (Cost $9,312)	9,443
	Mortgage-Backed Securities 10.6%
	Collateralized Mortgage Obligations 8.4%
		Fannie Mae Connecticut Avenue Securities
	575	Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 6.13%, due 9/25/2029	619	(e)
	635	Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 5.48%, due 10/25/2029	674	(e)
	631	Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 5.33%, due 11/25/2029	656	(e)
	715	Ser. 2017-C05, Class 1M2, (1 month USD LIBOR + 2.20%), 4.68%, due 1/25/2030	726	(e)
	620	Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 5.13%, due 2/25/2030	639	(e)
	640	Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 5.28%, due 2/25/2030	662	(e)
	630	Ser. 2017-C07, Class 2M2, (1 month USD LIBOR + 2.50%), 4.98%, due 5/25/2030	643	(e)
	840	Ser. 2018-C01, Class 1M2, (1 month USD LIBOR + 2.25%), 4.73%, due 7/25/2030	850	(e)
		Freddie Mac Structured Agency Credit Risk Debt Notes
	850	Ser. 2017-DNA2, Class M2, (1 month USD LIBOR + 3.45%), 5.93%, due 10/25/2029	921	(e)
	600	Ser. 2017-HQA2, Class M2, (1 month USD LIBOR + 2.65%), 5.13%, due 12/25/2029	620	(e)
	520	Ser. 2018-HQA1, Class M2, (1 month USD LIBOR + 2.30%), 4.78%, due 9/25/2030	525	(e)
			7,535
	Commercial Mortgage-Backed 0.4%
	952	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.52%, due 2/10/2048	58	(f)(g)
		Commercial Mortgage Trust
	671	Ser. 2014-CR16, Class XA, 1.18%, due 4/10/2047	27	(f)(g)
	748	Ser. 2014-LC15, Class XA, 1.27%, due 4/10/2047	33	(f)(g)
	769	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.25%, due 6/15/2047	28	(f)(g)
		WF-RBS Commercial Mortgage Trust
	888	Ser. 2014-LC14, Class XA, 1.40%, due 3/15/2047	40	(f)(g)
	4,022	Ser. 2014-C21, Class XA, 1.22%, due 8/15/2047	162	(f)(g)
			348
	Fannie Mae 1.2%
	1,035	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	1,062	(h)
	Freddie Mac 0.6%
	500	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	513	(h)
		Total Mortgage-Backed Securities (Cost $9,445)	9,458
	Corporate Bonds 41.5%
	Aerospace & Defense 0.2%
EUR	127	Leonardo-Finmeccanica SpA, 4.50%, due 1/19/2021	153

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Airlines 0.2%
	$161	American Airlines, Inc., 4.38%, due 10/1/2022	$162
Apparel 0.7%
EUR	134	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/2024	162	(i)
EUR	200	Levi Strauss & Co., 3.38%, due 3/15/2027	235
EUR	100	PVH Corp., 3.63%, due 7/15/2024	126	(i)
EUR	100	Samsonite Finco S.a.r.l, 3.50%, due 5/15/2026	115	(i)(j)
			638
Auto Manufacturers 1.2%
EUR	107	Jaguar Land Rover Automotive PLC, 4.50%, due 1/15/2026	109	(i)
EUR	455	Volkswagen Bank GmbH, 1.25%, due 12/15/2025	507	(i)
EUR	400	Volkswagen Int'l Finance NV, 2.50%, due 3/20/2022	451	(i)(k)(u)
			1,067
Auto Parts & Equipment 1.1%
EUR	134	Faurecia SA, 2.63%, due 6/15/2025	154	(i)
EUR	100	Goodyear Dunlop Tires Europe BV, 3.75%, due 12/15/2023	114	(i)
EUR	119	Grupo Antolin-Irausa SA, 3.38%, due 4/30/2026	120	(i)
EUR	100	IHO Verwaltungs GmbH, 3.75% Cash/4.50% PIK, due 9/15/2026	115	(i)(l)
EUR	250	LKQ Italia Bondco SpA, 3.88%, due 4/1/2024	306	(i)
EUR	182	Tenneco, Inc., 4.88%, due 4/15/2022	209	(i)
			1,018
Banks 2.0%
	$295	Barclays PLC, 4.34%, due 1/10/2028	297
GBP	100	CYBG PLC, 3.13%, due 6/22/2025	127	(i)(u)
	$625	HSBC Holdings PLC, 6.00%, due 5/22/2027	626	(k)(m)(u)
EUR	150	Lloyds Banking Group PLC, 1.00%, due 11/9/2023	170	(i)
	$400	Morgan Stanley, Ser. H, 5.45%, due 7/15/2019	401	(k)(u)
	200	TC Ziraat Bankasi AS, 5.13%, due 5/3/2022	182	(i)
			1,803
Beverages 0.7%
	545	Anheuser-Busch InBev Worldwide, Inc., 4.75%, due 1/23/2029	583
Building Materials 0.2%
EUR	152	Cemex SAB de CV, 3.13%, due 3/19/2026	175	(i)(j)
Chemicals 1.3%
EUR	100	Axalta Coating Systems Dutch Holding B BV, 3.75%, due 1/15/2025	116	(i)
EUR	100	Axalta Coating Systems LLC, 4.25%, due 8/15/2024	116	(i)
EUR	203	CeramTec BondCo GmbH, 5.25%, due 12/15/2025	231	(i)(j)
EUR	250	Ineos Group Holdings SA, 5.38%, due 8/1/2024	288	(i)
EUR	100	SGL Carbon SE, 4.63%, due 9/30/2024	117	(i)(j)
EUR	200	Solvay Finance SA, 5.87%, due 6/3/2024	261	(i)(k)(u)
			1,129

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Commercial Services 1.6%
EUR	200	Avis Budget Finance PLC, 4.50%, due 5/15/2025	$235	(i)
EUR	190	Europcar Mobility Group, 4.13%, due 11/15/2024	220	(i)
		Hertz Holdings Netherlands BV
EUR	100	4.13%, due 10/15/2021	114	(i)
EUR	100	5.50%, due 3/30/2023	117	(i)
EUR	332	Intertrust Group BV, 3.38%, due 11/15/2025	391	(i)
EUR	200	Loxam SAS, 6.00%, due 4/15/2025	237	(i)
EUR	131	Techem Verwaltungsgesellschaft 674 mbH, 6.00%, due 7/30/2026	153	(i)
			1,467
Computers 0.9%
EUR	100	Banff Merger Sub, Inc., 8.38%, due 9/1/2026	114	(i)
	$620	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, due 6/15/2026	672	(m)(n)
			786
Electric 4.0%
GBP	100	Drax Finco PLC, 4.25%, due 5/1/2022	133	(i)
		EnBW Energie Baden-Wuerttemberg AG
EUR	100	3.63%, due 4/2/2076	118	(i)(u)
EUR	340	3.38%, due 4/5/2077	405	(i)(u)
	$200	Eskom Holdings SOC Ltd., 7.13%, due 2/11/2025	202	(i)
GBP	200	Iberdrola Finanzas SA, 7.38%, due 1/29/2024	324
GBP	470	innogy Finance BV, 5.63%, due 12/6/2023	717	(i)(m)
GBP	417	NGG Finance PLC, 5.63%, due 6/18/2073	588	(i)(u)
GBP	155	NWEN Finance PLC, 5.88%, due 6/21/2021	209	(i)
		Orano SA
EUR	50	3.50%, due 3/22/2021	59	(i)
EUR	300	3.13%, due 3/20/2023	351	(i)
	$525	SSE PLC, 4.75%, due 9/16/2077	518	(i)(u)
			3,624
Electrical Components & Equipment 0.5%
EUR	196	Belden, Inc., 3.38%, due 7/15/2027	227	(i)
EUR	200	Energizer Gamma Acquisition BV, 4.63%, due 7/15/2026	230	(i)(j)
			457
Engineering & Construction 0.3%
GBP	100	BAA SH PLC, 3.88%, due 3/1/2027	126	(i)
EUR	100	SPIE SA, 3.13%, due 3/22/2024	117	(i)
			243
Entertainment 1.5%
GBP	200	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/2024	261
EUR	100	Cirsa Finance Int'l S.a.r.l, 6.25%, due 12/20/2023	119	(i)
EUR	170	Int'l Game Technology PLC, 4.75%, due 2/15/2023	208	(i)
GBP	200	Ladbrokes Group Finance PLC, 5.13%, due 9/8/2023	273	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Scientific Games Int'l, Inc.
EUR	100	3.38%, due 2/15/2026	$110	(i)
EUR	100	5.50%, due 2/15/2026	109	(i)
EUR	230	WMG Acquisition Corp., 3.63%, due 10/15/2026	268	(i)
			1,348
Environmental Control 0.5%
GBP	100	Kelda Finance No 3 PLC, 5.75%, due 2/17/2020	131	(i)
EUR	285	Paprec Holding SA, 4.00%, due 3/31/2025	308	(i)
			439
Food 1.0%
EUR	200	Casino Guichard Perrachon SA, 4.50%, due 3/7/2024	219	(i)
GBP	100	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/2026	146	(i)
EUR	150	Darling Global Finance BV, 3.63%, due 5/15/2026	177	(i)
GBP	100	Premier Foods Finance PLC, 6.25%, due 10/15/2023	135	(i)
GBP	146	Tesco PLC, 5.50%, due 1/13/2033	235
			912
Food Service 0.3%
EUR	200	Aramark Int'l Finance S.a.r.l., 3.13%, due 4/1/2025	234	(i)
Forest Products & Paper 0.2%
EUR	155	Smurfit Kappa Acquisitions, 2.75%, due 2/1/2025	185	(i)
Gas 0.5%
		Centrica PLC
GBP	200	6.40%, due 9/4/2026	333	(i)
GBP	100	4.38%, due 3/13/2029	148	(i)
			481
Hand - Machine Tools 0.4%
EUR	300	Colfax Corp., 3.25%, due 5/15/2025	343	(i)
Healthcare - Products 0.3%
EUR	236	Avantor, Inc., 4.75%, due 10/1/2024	280	(i)
Healthcare - Services 0.4%
EUR	265	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/2024	309	(i)
Holding Companies - Diversified 0.2%
EUR	188	ProGroup AG, 3.00%, due 3/31/2026	218	(i)
Home Builders 0.2%
GBP	145	Miller Homes Group Holdings PLC, 5.50%, due 10/15/2024	191	(i)
Household Products - Wares 0.3%
EUR	200	Spectrum Brands, Inc., 4.00%, due 10/1/2026	234	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Insurance 0.5%
GBP	325	Phoenix Group Holdings, 5.75%, due 7/7/2021	$456	(i)
Internet 0.1%
EUR	100	Netflix, Inc., 3.63%, due 5/15/2027	117
Iron - Steel 0.1%
	$100	CSN Resources SA, 6.50%, due 7/21/2020	102	(i)
Leisure Time 0.2%
EUR	185	Piaggio & C SpA, 3.63%, due 4/30/2025	219	(i)
Machinery-Diversified 0.1%
EUR	100	Platin 1426 GmbH, 5.38%, due 6/15/2023	112	(i)
Media 2.6%
		Altice Finco SA
EUR	100	9.00%, due 6/15/2023	117	(i)
EUR	115	4.75%, due 1/15/2028	112	(i)
EUR	175	Altice Luxembourg SA, 6.25%, due 2/15/2025	194	(i)
	$430	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 3/15/2028	429
EUR	90	Telenet Finance VI Luxembourg SCA, 4.88%, due 7/15/2027	109	(i)
EUR	198	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/2029	248	(i)
EUR	180	UPCB Finance IV Ltd., 4.00%, due 1/15/2027	212	(i)
		Virgin Media Secured Finance PLC
GBP	100	4.88%, due 1/15/2027	132	(i)
GBP	450	6.25%, due 3/28/2029	621	(i)
EUR	100	Ziggo Bond Co. BV, 7.13%, due 5/15/2024	116	(i)
			2,290
Mining 0.9%
EUR	330	Anglo American Capital PLC, 3.25%, due 4/3/2023	407	(i)
	$200	China Minmetals Corp., 3.75%, due 11/13/2022	195	(i)(k)(u)
EUR	190	Constellium NV, 4.25%, due 2/15/2026	219	(i)
			821
Miscellaneous Manufacturers 1.3%
		General Electric Co.
	$875	Ser. D, 5.00%, due 1/21/2021	828	(k)(m)(u)
EUR	325	2.13%, due 5/17/2037	332
			1,160
Oil & Gas 2.3%
	$460	Apache Corp., 4.38%, due 10/15/2028	465
	200	KazMunayGas National Co. JSC, 6.38%, due 10/24/2048	221	(i)
		Petrobras Global Finance BV
EUR	261	4.75%, due 1/14/2025	324
	$50	7.38%, due 1/17/2027	56
	11	6.90%, due 3/19/2049	11

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Petroleos de Venezuela SA
	$22	6.00%, due 5/16/2024	$5	(i)(o)(p)
	251	6.00%, due 11/15/2026	54	(i)(o)(p)
	362	5.38%, due 4/12/2027	76	(i)(o)(p)
		Petroleos Mexicanos
	100	5.35%, due 2/12/2028	94
	16	6.50%, due 1/23/2029	16
	200	6.50%, due 6/2/2041	184
EUR	170	Repsol Int'l Finance BV, 4.50%, due 3/25/2075	214	(i)(u)
EUR	272	UGI Int'l LLC, 3.25%, due 11/1/2025	320	(i)
			2,040
Packaging & Containers 2.1%
EUR	250	ARD Finance SA, 6.63% Cash/7.38% PIK, due 9/15/2023	284	(l)
GBP	150	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, due 7/15/2027	190	(i)
EUR	253	BWAY Holding Co., 4.75%, due 4/15/2024	291	(i)(j)
EUR	520	Crown European Holdings SA, 3.38%, due 5/15/2025	632	(i)
EUR	195	Guala Closures SpA, (3 month EURIBOR + 3.50%, Floor 3.50%), 3.50%, due 4/15/2024	221	(e)(i)
EUR	200	Silgan Holdings, Inc., 3.25%, due 3/15/2025	230
			1,848
Pharmaceuticals 2.2%
	$465	CVS Health Corp., 4.30%, due 3/25/2028	468
EUR	300	Grifols SA, 3.20%, due 5/1/2025	343	(i)
EUR	200	Nidda BondCo GmbH, 5.00%, due 9/30/2025	220	(i)
EUR	103	Rossini S.a.r.l., 6.75%, due 10/30/2025	125	(i)
		Teva Pharmaceutical Finance Netherlands II BV
EUR	225	3.25%, due 4/15/2022	262
EUR	200	1.88%, due 3/31/2027	193	(i)
EUR	310	Valeant Pharmaceuticals Int'l, Inc., 4.50%, due 5/15/2023	351	(i)
			1,962
Pipelines 1.6%
	$200	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	211	(i)
	440	Energy Transfer Operating L.P., Ser. B, 6.63%, due 2/15/2028	418	(k)(u)
	515	MPLX LP, 4.00%, due 3/15/2028	516
	280	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	316	(i)
			1,461
Real Estate 0.2%
EUR	200	Summit Germany Ltd., 2.00%, due 1/31/2025	212	(i)
Real Estate Investment Trust 1.0%
EUR	390	Equinix, Inc., 2.88%, due 10/1/2025	449
EUR	200	Iron Mountain, Inc., 3.00%, due 1/15/2025	226	(i)
EUR	200	MPT Operating Partnership L.P./MPT Finance Corp., 3.33%, due 3/24/2025	237
			912

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Retail 1.7%
EUR	100	Dufry Finance SCA, 4.50%, due 8/1/2023	$116	(i)
EUR	200	Dufry One BV, 2.50%, due 10/15/2024	229	(i)
GBP	155	Enterprise Inns PLC, 6.00%, due 10/6/2023	215	(i)
GBP	550	Next PLC, 4.38%, due 10/2/2026	781	(i)(m)
GBP	100	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/2022	132	(i)
			1,473
Software 0.8%
EUR	100	Infor U.S., Inc., 5.75%, due 5/15/2022	114
EUR	190	InterXion Holding NV, 4.75%, due 6/15/2025	228	(i)
EUR	200	IQVIA, Inc., 3.25%, due 3/15/2025	228	(i)
EUR	134	Playtech PLC, 3.75%, due 10/12/2023	155	(i)
			725
Telecommunications 2.7%
	$420	AT&T, Inc., 4.35%, due 3/1/2029	434
EUR	300	Cellnex Telecom SA, 2.88%, due 4/18/2025	351	(i)
EUR	123	DKT Finance ApS, 7.00%, due 6/17/2023	150	(i)
EUR	300	Numericable-SFR SA, 5.63%, due 5/15/2024	347	(i)
EUR	35	Olivetti Finance SA, Ser. 14, 7.75%, due 1/24/2033	51
EUR	100	SoftBank Group Corp., 5.00%, due 4/15/2028	120	(i)
		Telecom Italia SpA
EUR	50	5.25%, due 2/10/2022	63	(i)
EUR	350	3.63%, due 1/19/2024	410	(i)
EUR	200	3.00%, due 9/30/2025	224	(i)
		Wind Tre SpA
EUR	165	(3 month EURIBOR + 2.75%, Floor 2.75%), 2.75%, due 1/20/2024	177	(e)(i)
EUR	111	3.13%, due 1/20/2025	119	(i)
			2,446
Water 0.4%
GBP	150	Anglian Water Osprey Financing PLC, 5.00%, due 4/30/2023	196	(i)
GBP	150	Thames Water Utilities Cayman Finance Ltd., 1.88%, due 1/24/2024	193	(i)
			389
		Total Corporate Bonds (Cost $37,623)	37,224
Asset-Backed Securities 7.3%
	$280	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	291	(n)
	250	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3 month USD LIBOR + 6.10%), 8.70%,	242 due 10/15/2030	(e)(n)
	300	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.46%), 9.05%,	294 due 10/20/2029	(e)(n)
		Bear Stearns Asset-Backed Securities Trust
	229	Ser. 2004-SD3, Class M2, (1 month USD LIBOR + 1.88%), 4.35%, due 9/25/2034	231	(e)
	483	Ser. 2005-SD2, Class 1M2, (1 month USD LIBOR + 1.00%), 3.48%, due 3/25/2035	484	(e)
	250	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3 month USD LIBOR + 6.41%), 9.01%, due 10/15/2030	246	(e)(n)
	294	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1 month USD LIBOR + 0.24%), 2.72%, due 3/25/2036	293	(e)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$500	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.20%), 8.80%, due 10/15/2030	$485	(e)(n)
	250	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3 month USD LIBOR + 6.20%), 8.79%, due 10/19/2029	239	(e)(n)
	300	Flatiron CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.00%), 8.68%, due 5/15/2030	284	(e)(n)
	250	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.40%), 9.19%, due 10/15/2030	246	(e)(n)
	250	Milos CLO Ltd., Ser. 2017-1A, Class E, (3 month USD LIBOR + 6.30%), 8.89%, due 10/20/2030	240	(e)(n)
	330	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1 month USD LIBOR + 0.37%), 2.85%, due 3/25/2036	329	(e)
	1,710	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ4, Class M3, (1 month USD LIBOR + 0.52%), 3.00%, due 11/25/2035	1,696	(e)
	96	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1 month USD LIBOR + 0.98%), 3.45%, due 7/25/2034	94	(e)
	35	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, (1 month USD LIBOR + 0.16%), 2.64%, due 4/25/2036	34	(e)
	580	Trafigura Securitisation Finance PLC, Ser. 2017-1A, Class B, (1 month USD LIBOR + 1.70%), 4.18%, due 12/15/2020	583	(e)(n)
	250	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3 month USD LIBOR + 6.68%), 9.26%, due 7/25/2029	237	(e)(n)
		Total Asset-Backed Securities (Cost $6,103)	6,548
Foreign Government Securities 15.9%
		Argentine Republic Government International Bond
EUR	138	7.82%, due 12/31/2033	116
EUR	780	3.38%, due 12/31/2038	451	(q)
	$80	Belize Government International Bond, 4.94%, due 2/20/2034	48	(i)
BRL	5,000	Brazil Letras do Tesouro Nacional, 7.16%, due 7/1/2021	1,090	(b)
	$243	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	251	(i)
	40	Brazilian Government International Bond, 7.13%, due 1/20/2037	47
		Bundesrepublik Deutschland
EUR	270	0.25%, due 2/15/2027	313	(i)
EUR	30	5.50%, due 1/4/2031	55	(i)
	$200	Costa Rica Government International Bond, 7.16%, due 3/12/2045	195	(i)
		Croatia Government International Bond
EUR	120	3.00%, due 3/20/2027	151	(i)
EUR	100	2.75%, due 1/27/2030	123	(i)
	$200	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	204	(n)
	100	Dominican Republic International Bond, 6.85%, due 1/27/2045	107	(i)
	200	Ecuador Government International Bond, 8.88%, due 10/23/2027	203	(i)
		Egypt Government International Bond
EUR	100	4.75%, due 4/16/2026	110	(i)
	$200	7.90%, due 2/21/2048	193	(i)
	70	El Salvador Government International Bond, 7.75%, due 1/24/2023	74	(i)
		Ghana Government International Bond
	$200	10.75%, due 10/14/2030	246	(i)
	200	8.95%, due 3/26/2051	198	(i)
		Indonesia Government International Bond
EUR	150	3.75%, due 6/14/2028	195	(i)
	$200	5.13%, due 1/15/2045	215	(i)
		Ivory Coast Government International Bond
	190	5.75%, due 12/31/2032	179	(i)
	271	5.75%, due 12/31/2032	256	(i)
JPY	273,969	Japanese Government CPI Linked Bond, 0.10%, due 3/10/2027	2,552	(d)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Lebanon Government International Bond
	$6	6.85%, due 3/23/2027	$5	(i)
	30	6.65%, due 2/26/2030	24	(i)
MXN	22,700	Mexican Bonos, 10.00%, due 12/5/2024	1,308	(j)
	$220	Mexico Government International Bond, 5.75%, due 10/12/2110	226
EUR	100	Montenegro Government International Bond, 3.38%, due 4/21/2025	116	(i)
	$270	Nigeria Government International Bond, 7.88%, due 2/16/2032	279	(i)
	200	Oman Government International Bond, 6.75%, due 1/17/2048	181	(i)
EUR	150	Peruvian Government International Bond, 3.75%, due 3/1/2030	206
	$200	Qatar Government International Bond, 4.00%, due 3/14/2029	208	(i)
ZAR	16,635	Republic of South Africa Government Bond, 9.00%, due 1/31/2040	1,082
	$200	Republic of South Africa Government International Bond, 4.85%, due 9/27/2027	195
		Romanian Government International Bond
EUR	60	3.88%, due 10/29/2035	70	(i)
EUR	19	4.63%, due 4/3/2049	23	(i)
RUB	73,700	Russian Federal Bond - OFZ, 7.70%, due 3/23/2033	1,098
	$200	Russian Foreign Bond - Eurobond, 4.25%, due 6/23/2027	201	(i)
		Sri Lanka Government International Bond
	200	5.88%, due 7/25/2022	198	(i)
	200	6.85%, due 11/3/2025	200	(i)
		Turkey Government International Bond
	200	5.63%, due 3/30/2021	197
	200	4.88%, due 10/9/2026	171
	200	6.13%, due 10/24/2028	179
		Ukraine Government International Bond
	200	7.75%, due 9/1/2025	188	(i)
	100	7.75%, due 9/1/2026	93	(i)
	100	7.75%, due 9/1/2027	92	(i)
	100	0.00%, due 5/31/2040	64	(i)(r)
	94	Venezuela Government International Bond, 8.25%, due 10/13/2024	27	(i)(o)(p)
		Total Foreign Government Securities (Cost $15,045)	14,203
NUMBER OF SHARES
Exchange-Traded Funds 4.2%
	114,167	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $4,392)	3,781
Short-Term Investments 10.1%
Investment Companies 10.1%
	9,056,828	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(s) (Cost $9,057)	9,057	(m)
		Total Investments 100.1% (Cost $90,977)	89,714
		Liabilities Less Other Assets (0.1)%	(87	)(t)
		Net Assets 100.0%	$89,627

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

(e)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2019.

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2019, amounted to approximately $1,575,000, which represents 1.8% of net assets of the Fund.

(i)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2019, amounted to approximately $31,826,000, which represents 35.5% of net assets of the Fund.

(j)  All or a portion of this security was purchased on a delayed delivery basis.

(k)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2019. The maturity date reflects the next call date.

(l)  Payment-in-kind (PIK) security.

(m)  All or a portion of this security is segregated in connection with obligations for to be announced securities, delayed delivery securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $12,680,000.

(n)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to approximately $4,474,000, which represents 5.0% of net assets of the Fund. Securities denoted with (n) but without (p), if any, have been deemed by the investment manager to be liquid.

(o)  Defaulted security.

(p)  Illiquid security.

(q)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2019.

(r)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

(s)  Rate represents 7-day effective yield as of April 30, 2019.

(t)  Includes the impact of the Fund's open positions in derivatives at April 30, 2019.

(u)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	69	Euro-Bund	$12,793,414	$175,945
6/2019	145	Pound Sterling, 90 Day	23,432,926	6,092
6/2019	377	U.S. Treasury Note, 2 Year	80,303,945	200,452
6/2019	187	U.S. Treasury Note, 5 Year	21,624,797	150,476
6/2019	22	U.S. Treasury Ultra Long Bond	3,614,187	51,522
Total Long Positions			$141,769,269	$584,487

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2019	76	Euro-Bobl	$(11,331,171)	$(69,111)
6/2019	110	Euro-Bund	(20,395,297)	(265,814)
6/2019	7	Euro-Buxl Bond, 30 Year	(1,481,836)	(46,165)
6/2019	21	Euro-OAT	(3,815,685)	(89,268)
6/2019	20	Mini JGB, 10 Year	(2,741,954)	(6,284)
6/2019	25	U.S. Treasury Long Bond	(3,686,719)	(57,989)
6/2019	338	U.S. Treasury Note, 10 Year	(41,801,094)	(413,807)
6/2019	203	U.S. Treasury Note, Ultra 10 Year	(26,751,594)	(311,076)
6/2019	40	U.S. Treasury Ultra Long Bond	(6,571,250)	(94,430)
6/2019	22	United Kingdom Long Gilt Bond	(3,652,557)	(847)
6/2020	145	Pound Sterling, 90 Day	(23,399,837)	(16,457)
Total Short Positions			$(145,628,994)	$(1,371,248)
Total Futures				$(786,761)

At April 30, 2019, the Fund had $920,293 deposited in a segregated account to cover margin requirements on open futures. At April 30, 2019, the Fund had securities pledged in the amount $1,205,475 to cover collateral requirements on open futures.

For the six months ended April 30, 2019, the average notional value of futures for the Fund was $121,159,364 for long positions and $(138,396,894) for short positions.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Forward foreign currency contracts ("forward contracts")

At April 30, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,260,180	USD	1,765,898	AUD	SCB	7/16/2019	$13,062
115,090	USD	161,277	AUD	SCB	7/16/2019	1,193
1,620,906	USD	2,270,946	AUD	CITI	7/16/2019	17,112
887,517	USD	1,243,985	AUD	CITI	7/16/2019	8,987
76,992	USD	107,868	AUD	CITI	7/16/2019	813
76,992	USD	107,868	AUD	CITI	7/16/2019	813
1,841,601	USD	2,581,262	AUD	GSI	7/16/2019	18,655
955,026	USD	1,330,324	AUD	GSI	7/16/2019	15,521
33,613	USD	47,114	AUD	GSI	7/16/2019	340
2,212,412	USD	3,099,832	AUD	JPM	7/16/2019	23,240
630,694	USD	883,671	AUD	JPM	7/16/2019	6,625
1,803,332	USD	2,527,381	AUD	RBC	7/16/2019	18,437
1,803,332	USD	2,527,381	AUD	RBC	7/16/2019	18,437
1,613,344	USD	2,261,112	AUD	RBC	7/16/2019	16,495
852,158	USD	1,194,305	AUD	RBC	7/16/2019	8,713
71,109	USD	99,640	AUD	SG	7/16/2019	741
71,109	USD	99,640	AUD	SG	7/16/2019	741
5,049,906	USD	7,075,621	AUD	SSB	7/16/2019	52,940
765,786	USD	1,065,145	AUD	SSB	7/16/2019	13,556
453,764	USD	636,945	AUD	SSB	7/16/2019	3,939
96	USD	135	AUD	SSB	7/16/2019	1
96	USD	135	AUD	SSB	7/16/2019	1
56,216	USD	218,145	BRL	SG	7/16/2019	908
1,208,275	USD	4,696,325	BRL	SSB	7/16/2019	17,585
1,208,275	USD	4,696,325	BRL	SSB	7/16/2019	17,585
55,356	USD	215,156	BRL	SSB	7/16/2019	806
266,877	CAD	198,512	USD	SSB	7/16/2019	1,072
778,711	USD	1,037,905	CAD	SCB	7/16/2019	2,510
126,334	USD	168,556	CAD	CITI	7/16/2019	279
4,129,517	USD	5,502,747	CAD	GSI	7/16/2019	14,268
3,286,929	USD	4,380,802	CAD	JPM	7/16/2019	10,730
10,420,656	USD	13,889,693	CAD	RBC	7/16/2019	33,199
930,890	USD	1,240,783	CAD	RBC	7/16/2019	2,966
9,380	USD	12,502	CAD	RBC	7/16/2019	30
34,278	USD	45,677	CAD	SG	7/16/2019	119
34,278	USD	45,677	CAD	SG	7/16/2019	119
5,359,275	USD	7,142,922	CAD	SSB	7/16/2019	17,415
4,568,315	USD	6,088,719	CAD	SSB	7/16/2019	14,844
4,568,315	USD	6,088,719	CAD	SSB	7/16/2019	14,844
361,658	USD	480,415	CAD	SSB	7/16/2019	2,377
889,301	CHF	878,558	USD	CITI	7/16/2019	491
660,298	CHF	652,091	USD	GSI	7/16/2019	594
1,575,213	USD	1,561,887	CHF	SCB	7/16/2019	31,333

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
945,114	USD	936,769	CHF	CITI	7/16/2019	$19,145
956,757	USD	948,070	CHF	GSI	7/16/2019	19,617
1,104,946	USD	1,095,129	CHF	JPM	7/16/2019	22,443
3,687,892	USD	3,657,301	CHF	RBC	7/16/2019	72,755
1,100,139	USD	1,091,013	CHF	RBC	7/16/2019	21,703
8,383,388	USD	8,312,255	CHF	SG	7/16/2019	166,961
3,022,746	USD	2,995,692	CHF	SSB	7/16/2019	61,590
307,982	USD	7,011,375	CZK	CITI	7/16/2019	575
45,100	USD	1,027,186	CZK	SSB	7/16/2019	64
45,100	USD	1,027,186	CZK	SSB	7/16/2019	64
1,330,045	EUR	1,493,261	USD	GSI	7/16/2019	8,072
79,873	EUR	89,745	USD	SG	7/16/2019	414
135,762	USD	119,965	EUR	SCB	7/16/2019	347
135,762	USD	119,965	EUR	SCB	7/16/2019	347
2,448,223	USD	2,163,626	EUR	CITI	7/16/2019	5,957
272,739	USD	240,617	EUR	CITI	7/16/2019	1,135
416,456	USD	368,255	EUR	CITI	7/16/2019	776
4,021,736	USD	3,551,202	EUR	GSI	7/16/2019	13,197
4,021,736	USD	3,551,202	EUR	GSI	7/16/2019	13,197
2,599,953	USD	2,295,764	EUR	GSI	7/16/2019	8,532
2,599,953	USD	2,295,764	EUR	GSI	7/16/2019	8,532
964,983	USD	850,220	EUR	GSI	7/16/2019	5,268
1,371,234	USD	1,210,803	EUR	GSI	7/16/2019	4,500
1,015,681	USD	896,849	EUR	GSI	7/16/2019	3,333
1,015,681	USD	896,849	EUR	GSI	7/16/2019	3,333
319,334	USD	281,533	EUR	GSI	7/16/2019	1,544
360,787	USD	318,576	EUR	GSI	7/16/2019	1,184
295,952	USD	261,326	EUR	GSI	7/16/2019	971
64,836	USD	57,250	EUR	GSI	7/16/2019	213
110,029	USD	97,185	EUR	JPM	7/16/2019	328
110,029	USD	97,185	EUR	JPM	7/16/2019	328
6,928,229	USD	6,122,215	EUR	RBC	7/16/2019	17,573
6,928,229	USD	6,122,215	EUR	RBC	7/16/2019	17,573
2,678,356	USD	2,366,762	EUR	RBC	7/16/2019	6,793
2,678,356	USD	2,366,762	EUR	RBC	7/16/2019	6,793
1,934,796	USD	1,709,706	EUR	RBC	7/16/2019	4,907
1,922,248	USD	1,698,618	EUR	RBC	7/16/2019	4,876
84,056	USD	73,776	EUR	RBC	7/16/2019	779
122,215	USD	107,997	EUR	RBC	7/16/2019	310
122,215	USD	107,997	EUR	RBC	7/16/2019	310
2,804,882	USD	2,478,623	EUR	SG	7/16/2019	7,052
516,492	USD	456,415	EUR	SG	7/16/2019	1,299
516,492	USD	456,415	EUR	SG	7/16/2019	1,299
127,863	USD	113,058	EUR	SG	7/16/2019	245
13,827,051	USD	12,212,336	EUR	SSB	7/16/2019	41,966
12,629,165	USD	11,154,338	EUR	SSB	7/16/2019	38,330

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
12,629,165	USD	11,154,338	EUR	SSB	7/16/2019	$38,330
1,529,274	USD	1,341,539	EUR	SSB	7/16/2019	14,967
580,134	USD	510,089	EUR	SSB	7/16/2019	4,354
107,488	USD	94,924	EUR	SSB	7/16/2019	339
11,315	USD	9,994	EUR	SSB	7/16/2019	34
11,315	USD	9,994	EUR	SSB	7/16/2019	34
876,561	GBP	1,144,789	USD	CITI	7/16/2019	2,734
1,128,175	USD	858,398	GBP	SCB	7/16/2019	4,430
998,059	USD	759,396	GBP	SCB	7/16/2019	3,919
70,779	USD	53,854	GBP	SCB	7/16/2019	278
70,779	USD	53,854	GBP	SCB	7/16/2019	278
2,303,462	USD	1,751,476	GBP	CITI	7/16/2019	10,572
1,619,857	USD	1,231,685	GBP	CITI	7/16/2019	7,434
1,161,676	USD	883,300	GBP	CITI	7/16/2019	5,331
215,201	USD	163,632	GBP	CITI	7/16/2019	988
2,642,974	USD	2,010,294	GBP	GSI	7/16/2019	11,259
1,935,270	USD	1,472,002	GBP	GSI	7/16/2019	8,244
1,935,270	USD	1,472,002	GBP	GSI	7/16/2019	8,244
1,656,096	USD	1,259,657	GBP	GSI	7/16/2019	7,055
1,656,096	USD	1,259,657	GBP	GSI	7/16/2019	7,055
335,694	USD	255,335	GBP	GSI	7/16/2019	1,430
335,694	USD	255,335	GBP	GSI	7/16/2019	1,430
154,259	USD	117,332	GBP	GSI	7/16/2019	657
154,259	USD	117,332	GBP	GSI	7/16/2019	657
59,439	USD	45,229	GBP	GSI	7/16/2019	228
3,940,601	USD	2,999,894	GBP	RBC	7/16/2019	13,382
3,940,601	USD	2,999,894	GBP	RBC	7/16/2019	13,382
1,171,426	USD	891,781	GBP	RBC	7/16/2019	3,978
1,171,426	USD	891,781	GBP	RBC	7/16/2019	3,978
732,784	USD	557,770	GBP	SG	7/16/2019	2,597
538,297	USD	409,733	GBP	SG	7/16/2019	1,908
538,297	USD	409,733	GBP	SG	7/16/2019	1,908
19,048	USD	14,499	GBP	SG	7/16/2019	68
19,048	USD	14,499	GBP	SG	7/16/2019	68
4,645,728	USD	3,533,781	GBP	SSB	7/16/2019	19,587
970,816	USD	738,453	GBP	SSB	7/16/2019	4,093
970,816	USD	738,453	GBP	SSB	7/16/2019	4,093
511,799	USD	389,301	GBP	SSB	7/16/2019	2,158
511,799	USD	389,301	GBP	SSB	7/16/2019	2,158
185,888	USD	141,396	GBP	SSB	7/16/2019	784
64,825	USD	49,094	GBP	SSB	7/16/2019	555
325,786,775	JPY	2,937,821	USD	SCB	7/16/2019	4,608
304,248,358	JPY	2,743,547	USD	CITI	7/16/2019	4,353
396,242,396	JPY	3,574,395	USD	GSI	7/16/2019	4,374
9,244,180	JPY	83,389	USD	GSI	7/16/2019	102
5,829,413	JPY	52,586	USD	GSI	7/16/2019	64

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
5,829,413	JPY	52,586	USD	GSI	7/16/2019	$64
4,169,417	JPY	37,611	USD	GSI	7/16/2019	46
4,169,417	JPY	37,611	USD	GSI	7/16/2019	46
657,619,922	JPY	5,932,307	USD	RBC	7/16/2019	7,162
286,363,438	JPY	2,583,249	USD	RBC	7/16/2019	3,119
110,362,059	JPY	995,562	USD	RBC	7/16/2019	1,202
110,362,059	JPY	995,562	USD	RBC	7/16/2019	1,202
76,098,071	JPY	686,131	USD	SG	7/16/2019	1,169
76,098,071	JPY	686,131	USD	SG	7/16/2019	1,169
313,141,444	JPY	2,824,715	USD	SSB	7/16/2019	3,505
83,530,042	JPY	751,568	USD	SSB	7/16/2019	2,856
6,834,505	JPY	61,651	USD	SSB	7/16/2019	77
6,834,505	JPY	61,651	USD	SSB	7/16/2019	77
333,622	USD	36,786,056	JPY	CITI	7/16/2019	1,379
348,592	USD	395,990,569	KRW	CITI	7/16/2019	7,656
274,061	USD	311,325,379	KRW	CITI	7/16/2019	6,019
63,655	USD	72,309,921	KRW	CITI	7/16/2019	1,398
14,998,911	MXN	772,582	USD	GSI	7/16/2019	9,204
6,811,529	MXN	350,857	USD	GSI	7/16/2019	4,180
17,332,764	MXN	893,004	USD	RBC	7/16/2019	10,429
17,332,764	MXN	893,004	USD	RBC	7/16/2019	10,429
15,523,927	MXN	799,811	USD	RBC	7/16/2019	9,340
15,523,927	MXN	799,811	USD	RBC	7/16/2019	9,340
1,300,921	MXN	67,025	USD	RBC	7/16/2019	783
1,300,921	MXN	67,025	USD	RBC	7/16/2019	783
7,686,764	MXN	395,954	USD	SSB	7/16/2019	4,702
7,686,764	MXN	395,954	USD	SSB	7/16/2019	4,702
7,142,868	MXN	367,937	USD	SSB	7/16/2019	4,369
5,857,007	MXN	301,701	USD	SSB	7/16/2019	3,583
5,385,969	NOK	622,281	USD	SSB	7/16/2019	3,789
1,521,734	USD	13,043,086	NOK	SCB	7/16/2019	5,592
371,961	USD	3,188,154	NOK	SCB	7/16/2019	1,367
156,272	USD	1,327,059	NOK	CITI	7/16/2019	2,013
1,250,385	USD	10,713,810	NOK	GSI	7/16/2019	5,001
3,136,889	USD	26,886,903	NOK	JPM	7/16/2019	11,528
4,002,317	USD	34,299,940	NOK	SSB	7/16/2019	15,257
628,305	USD	5,347,374	NOK	SSB	7/16/2019	6,720
378,984	USD	3,208,068	NOK	SSB	7/16/2019	6,075
125,583	USD	1,073,301	NOK	SSB	7/16/2019	821
1,237,863	NZD	826,352	USD	CITI	7/16/2019	1,580
279,816	NZD	186,793	USD	GSI	7/16/2019	359
3,301,667	USD	4,889,982	NZD	SCB	7/16/2019	31,053
181,542	USD	268,875	NZD	SCB	7/16/2019	1,707
70,674	USD	104,673	NZD	SCB	7/16/2019	665
70,674	USD	104,673	NZD	SCB	7/16/2019	665
550,801	USD	816,131	NZD	CITI	7/16/2019	4,940
See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
407,470	USD	603,311	NZD	GSI	7/16/2019	$3,952
25,724	USD	38,088	NZD	GSI	7/16/2019	249
25,724	USD	38,088	NZD	GSI	7/16/2019	249
3,233,392	USD	4,788,317	NZD	JPM	7/16/2019	30,776
474,846	USD	703,197	NZD	JPM	7/16/2019	4,520
83,387	USD	123,487	NZD	JPM	7/16/2019	794
83,387	USD	123,487	NZD	JPM	7/16/2019	794
3,170,371	USD	4,695,719	NZD	RBC	7/16/2019	29,688
3,170,371	USD	4,695,719	NZD	RBC	7/16/2019	29,688
2,139,741	USD	3,169,226	NZD	RBC	7/16/2019	20,037
1,949,868	USD	2,888,000	NZD	RBC	7/16/2019	18,259
1,532,193	USD	2,269,371	NZD	RBC	7/16/2019	14,348
106,798	USD	158,182	NZD	RBC	7/16/2019	1,000
106,798	USD	158,182	NZD	RBC	7/16/2019	1,000
5,122,946	USD	7,587,999	NZD	SG	7/16/2019	47,792
90,316	USD	133,774	NZD	SG	7/16/2019	843
90,316	USD	133,774	NZD	SG	7/16/2019	843
2,900,292	USD	4,295,131	NZD	SSB	7/16/2019	27,538
713,520	USD	1,056,673	NZD	SSB	7/16/2019	6,775
113,567	USD	168,185	NZD	SSB	7/16/2019	1,078
113,567	USD	168,185	NZD	SSB	7/16/2019	1,078
311,403	USD	1,186,475	PLN	GSI	7/16/2019	265
28,969,507	RUB	436,628	USD	GSI	7/16/2019	7,227
7,495,578	RUB	112,973	USD	GSI	7/16/2019	1,870
4,284,253	RUB	65,629	USD	SG	7/16/2019	12
2,800,471	USD	25,817,543	SEK	CITI	7/16/2019	65,909
647,987	USD	5,957,907	SEK	CITI	7/16/2019	16,933
415,452	USD	3,830,055	SEK	CITI	7/16/2019	9,778
4,615,944	USD	42,514,691	SEK	GSI	7/16/2019	112,841
3,775,477	USD	34,773,655	SEK	GSI	7/16/2019	92,295
316,682	USD	2,906,421	SEK	GSI	7/16/2019	8,837
51,323	USD	472,703	SEK	GSI	7/16/2019	1,255
51,323	USD	472,703	SEK	GSI	7/16/2019	1,255
904,490	USD	8,336,417	SEK	JPM	7/16/2019	21,508
111,448	USD	1,027,184	SEK	JPM	7/16/2019	2,650
80,127	USD	737,979	SEK	RBC	7/16/2019	1,961
2,695,948	USD	24,853,945	SEK	SG	7/16/2019	63,449
1,704	USD	15,705	SEK	SG	7/16/2019	40
1,704	USD	15,705	SEK	SG	7/16/2019	40
662,346	USD	6,082,868	SEK	SSB	7/16/2019	18,056
282,089	USD	2,596,401	SEK	SSB	7/16/2019	7,081
308,995	USD	4,400,000	ZAR	CITI	7/16/2019	4,100
308,995	USD	4,400,000	ZAR	CITI	7/16/2019	4,100
58,872	USD	838,314	ZAR	CITI	7/16/2019	780
58,872	USD	838,314	ZAR	CITI	7/16/2019	780
89,337	USD	1,096,972	ZAR	JPM	7/16/2019	13,322

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
89,337	USD	1,096,972	ZAR	JPM	7/16/2019	$13,322
2,242,361	USD	31,966,871	ZAR	RBC	7/16/2019	27,234
2,036,874	USD	29,037,465	ZAR	RBC	7/16/2019	24,738
2,036,874	USD	29,037,465	ZAR	RBC	7/16/2019	24,738
67,499	USD	962,256	ZAR	RBC	7/16/2019	819
67,499	USD	962,256	ZAR	RBC	7/16/2019	819
146,342	USD	2,089,778	ZAR	SSB	7/16/2019	1,532
146,342	USD	2,089,778	ZAR	SSB	7/16/2019	1,532
68,418	USD	977,017	ZAR	SSB	7/16/2019	716
68,418	USD	977,017	ZAR	SSB	7/16/2019	716
Total unrealized appreciation						$2,272,378
3,434,916	AUD	2,451,699	USD	CITI	7/16/2019	(25,882)
231,890	AUD	163,839	USD	GSI	7/16/2019	(73)
47,114	AUD	33,613	USD	GSI	7/16/2019	(340)
47,114	AUD	33,613	USD	GSI	7/16/2019	(340)
145,544	AUD	103,838	USD	GSI	7/16/2019	(1,052)
145,544	AUD	103,838	USD	GSI	7/16/2019	(1,052)
2,552,685	AUD	1,821,213	USD	GSI	7/16/2019	(18,448)
2,552,685	AUD	1,821,213	USD	GSI	7/16/2019	(18,448)
7,998,848	AUD	5,706,778	USD	GSI	7/16/2019	(57,808)
8,485,338	AUD	6,053,864	USD	GSI	7/16/2019	(61,324)
136,580	AUD	97,452	USD	RBC	7/16/2019	(996)
136,580	AUD	97,452	USD	RBC	7/16/2019	(996)
797,251	AUD	568,962	USD	SG	7/16/2019	(5,925)
2,319,212	AUD	1,655,117	USD	SG	7/16/2019	(17,236)
162,265	AUD	115,809	USD	SSB	7/16/2019	(1,214)
162,265	AUD	115,809	USD	SSB	7/16/2019	(1,214)
465,416	AUD	332,170	USD	SSB	7/16/2019	(3,482)
1,634,530	BRL	420,296	USD	GSI	7/16/2019	(5,882)
800,160	BRL	205,866	USD	SSB	7/16/2019	(2,996)
1,327,182	BRL	341,459	USD	SSB	7/16/2019	(4,969)
1,995,687	BRL	513,452	USD	SSB	7/16/2019	(7,472)
4,696,325	BRL	1,208,275	USD	SSB	7/16/2019	(17,585)
544,980	CAD	408,883	USD	SCB	7/16/2019	(1,318)
81,876	CAD	61,440	USD	CITI	7/16/2019	(208)
176,869	CAD	132,722	USD	CITI	7/16/2019	(450)
5,206,345	CAD	3,906,834	USD	CITI	7/16/2019	(13,250)
5,206,345	CAD	3,906,834	USD	CITI	7/16/2019	(13,250)
5,774,951	CAD	4,333,515	USD	CITI	7/16/2019	(14,697)
1,071,559	CAD	804,147	USD	GSI	7/16/2019	(2,778)
731,087	CAD	548,537	USD	JPM	7/16/2019	(1,791)
12,502	CAD	9,380	USD	RBC	7/16/2019	(30)
12,502	CAD	9,380	USD	RBC	7/16/2019	(30)
846,175	CAD	634,838	USD	RBC	7/16/2019	(2,023)
846,175	CAD	634,838	USD	RBC	7/16/2019	(2,023)
17,255,286	CAD	12,949,266	USD	SG	7/16/2019	(44,838)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,718,612	CAD	1,289,460	USD	SSB	7/16/2019	$(4,190)
1,069,649	CHF	1,078,775	USD	SCB	7/16/2019	(21,458)
457,969	CHF	459,115	USD	CITI	7/16/2019	(6,426)
960,155	CHF	956,333	USD	CITI	7/16/2019	(7,248)
2,123,297	CHF	2,142,213	USD	CITI	7/16/2019	(43,394)
103,207	CHF	102,081	USD	GSI	7/16/2019	(63)
899,198	CHF	896,490	USD	GSI	7/16/2019	(7,658)
922,399	CHF	930,851	USD	GSI	7/16/2019	(19,086)
233,771	CHF	235,867	USD	JPM	7/16/2019	(4,791)
110,951	CHF	112,173	USD	SSB	7/16/2019	(2,501)
165,528	CHF	166,487	USD	SSB	7/16/2019	(2,867)
9,210,754	CHF	9,293,935	USD	SSB	7/16/2019	(189,368)
902,990	USD	914,702	CHF	CITI	7/16/2019	(1,167)
212,685,537	CLP	318,011	USD	GSI	7/17/2019	(4,107)
19,969	CZK	878	USD	GSI	7/16/2019	(2)
1,007,217	CZK	44,271	USD	GSI	7/16/2019	(111)
1,007,217	CZK	44,271	USD	GSI	7/16/2019	(111)
260,155	EUR	294,412	USD	SCB	7/16/2019	(753)
260,155	EUR	294,412	USD	SCB	7/16/2019	(753)
370,801	EUR	419,628	USD	SCB	7/16/2019	(1,074)
1,188,972	EUR	1,345,536	USD	SCB	7/16/2019	(3,444)
141,403	EUR	160,002	USD	CITI	7/16/2019	(389)
244,218	EUR	276,342	USD	CITI	7/16/2019	(672)
434,048	EUR	491,141	USD	CITI	7/16/2019	(1,195)
434,048	EUR	491,141	USD	CITI	7/16/2019	(1,195)
656,478	EUR	742,829	USD	CITI	7/16/2019	(1,808)
656,478	EUR	742,829	USD	CITI	7/16/2019	(1,808)
672,669	EUR	761,150	USD	CITI	7/16/2019	(1,852)
672,669	EUR	761,150	USD	CITI	7/16/2019	(1,852)
762,929	EUR	863,282	USD	CITI	7/16/2019	(2,101)
558,453	EUR	634,056	USD	CITI	7/16/2019	(3,683)
558,937	EUR	635,589	USD	CITI	7/16/2019	(4,670)
1,882,122	EUR	2,129,691	USD	CITI	7/16/2019	(5,182)
1,882,122	EUR	2,129,691	USD	CITI	7/16/2019	(5,182)
2,966,395	EUR	3,356,586	USD	CITI	7/16/2019	(8,167)
81,192	EUR	91,670	USD	GSI	7/16/2019	(22)
57,250	EUR	64,836	USD	GSI	7/16/2019	(213)
638,553	EUR	723,161	USD	GSI	7/16/2019	(2,373)
638,553	EUR	723,161	USD	GSI	7/16/2019	(2,373)
1,728,209	EUR	1,957,197	USD	GSI	7/16/2019	(6,423)
3,070,336	EUR	3,477,156	USD	GSI	7/16/2019	(11,410)
17,114,057	EUR	19,381,670	USD	GSI	7/16/2019	(63,601)
16,594	EUR	18,787	USD	JPM	7/16/2019	(56)
16,594	EUR	18,787	USD	JPM	7/16/2019	(56)
238,359	EUR	269,860	USD	JPM	7/16/2019	(804)
238,359	EUR	269,860	USD	JPM	7/16/2019	(804)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,606,574	EUR	1,818,894	USD	JPM	7/16/2019	$(5,420)
8,197,367	EUR	9,280,706	USD	JPM	7/16/2019	(27,652)
6,147	EUR	6,956	USD	RBC	7/16/2019	(18)
6,147	EUR	6,956	USD	RBC	7/16/2019	(18)
63,805	EUR	72,205	USD	RBC	7/16/2019	(183)
330,203	EUR	373,676	USD	RBC	7/16/2019	(948)
330,203	EUR	373,676	USD	RBC	7/16/2019	(948)
391,733	EUR	443,306	USD	RBC	7/16/2019	(1,124)
1,698,618	EUR	1,922,248	USD	RBC	7/16/2019	(4,876)
1,698,618	EUR	1,922,248	USD	RBC	7/16/2019	(4,876)
77,624	EUR	87,842	USD	SG	7/16/2019	(221)
77,624	EUR	87,842	USD	SG	7/16/2019	(221)
197,415	EUR	223,401	USD	SG	7/16/2019	(562)
197,415	EUR	223,401	USD	SG	7/16/2019	(562)
698,577	EUR	790,942	USD	SSB	7/16/2019	(2,401)
698,577	EUR	790,942	USD	SSB	7/16/2019	(2,401)
987,895	EUR	1,118,514	USD	SSB	7/16/2019	(3,395)
987,895	EUR	1,118,514	USD	SSB	7/16/2019	(3,395)
1,135,721	EUR	1,285,886	USD	SSB	7/16/2019	(3,903)
547,213	EUR	621,629	USD	SSB	7/16/2019	(3,943)
26,566	USD	23,541	EUR	SG	7/16/2019	(7)
57,894	GBP	76,089	USD	SCB	7/16/2019	(299)
57,894	GBP	76,089	USD	SCB	7/16/2019	(299)
44,452	GBP	58,461	USD	CITI	7/16/2019	(268)
44,452	GBP	58,461	USD	CITI	7/16/2019	(268)
133,509	GBP	175,585	USD	CITI	7/16/2019	(806)
133,509	GBP	175,585	USD	CITI	7/16/2019	(806)
169,101	GBP	222,394	USD	CITI	7/16/2019	(1,021)
169,101	GBP	222,394	USD	CITI	7/16/2019	(1,021)
1,189,270	GBP	1,564,075	USD	CITI	7/16/2019	(7,178)
1,189,270	GBP	1,564,075	USD	CITI	7/16/2019	(7,178)
3,622,752	GBP	4,764,480	USD	CITI	7/16/2019	(21,866)
7,423	GBP	9,759	USD	GSI	7/16/2019	(42)
4,282,827	GBP	5,630,718	USD	GSI	7/16/2019	(23,987)
18,582	GBP	24,426	USD	JPM	7/16/2019	(100)
18,582	GBP	24,426	USD	JPM	7/16/2019	(100)
49,445	GBP	64,994	USD	JPM	7/16/2019	(265)
49,445	GBP	64,994	USD	JPM	7/16/2019	(265)
581,728	GBP	764,667	USD	JPM	7/16/2019	(3,116)
4,278,015	GBP	5,623,344	USD	JPM	7/16/2019	(22,912)
103,833	GBP	136,393	USD	RBC	7/16/2019	(463)
103,833	GBP	136,393	USD	RBC	7/16/2019	(463)
890,161	GBP	1,169,298	USD	RBC	7/16/2019	(3,971)
1,045,587	GBP	1,373,462	USD	RBC	7/16/2019	(4,664)
1,045,587	GBP	1,373,462	USD	RBC	7/16/2019	(4,664)
1,335,414	GBP	1,754,173	USD	RBC	7/16/2019	(5,957)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
49,175	GBP	64,605	USD	SG	7/16/2019	$(229)
49,175	GBP	64,605	USD	SG	7/16/2019	(229)
3,947	GBP	5,189	USD	SSB	7/16/2019	(22)
3,947	GBP	5,189	USD	SSB	7/16/2019	(22)
13,393	GBP	17,607	USD	SSB	7/16/2019	(74)
13,393	GBP	17,607	USD	SSB	7/16/2019	(74)
359,228	GBP	472,263	USD	SSB	7/16/2019	(1,991)
528,466	GBP	697,797	USD	SSB	7/16/2019	(5,972)
1,129,601	GBP	1,487,933	USD	SSB	7/16/2019	(9,151)
3,147,833	GBP	4,138,336	USD	SSB	7/16/2019	(17,448)
735,487	USD	567,155	GBP	CITI	7/16/2019	(6,987)
21,097	USD	16,117	GBP	SG	7/16/2019	(2)
54,100	USD	41,479	GBP	SG	7/16/2019	(201)
69,932,279	JPY	632,599	USD	SSB	7/16/2019	(987)
506,061	USD	56,119,171	JPY	SCB	7/16/2019	(794)
70,573	USD	7,826,313	JPY	CITI	7/16/2019	(112)
70,573	USD	7,826,313	JPY	CITI	7/16/2019	(112)
1,128,423	USD	125,137,630	JPY	CITI	7/16/2019	(1,790)
903,913	USD	100,461,628	JPY	CITI	7/16/2019	(3,432)
921,904	USD	102,489,276	JPY	CITI	7/16/2019	(3,755)
1,168,663	USD	129,886,924	JPY	CITI	7/16/2019	(4,446)
114,238	USD	12,663,918	JPY	GSI	7/16/2019	(140)
340,334	USD	37,727,990	JPY	GSI	7/16/2019	(416)
670,397	USD	74,495,058	JPY	GSI	7/16/2019	(2,425)
1,103,018	USD	122,576,109	JPY	GSI	7/16/2019	(4,060)
841,697	USD	93,304,171	JPY	JPM	7/16/2019	(1,005)
1,456,971	USD	161,508,908	JPY	JPM	7/16/2019	(1,739)
1,617,956	USD	179,356,878	JPY	RBC	7/16/2019	(1,953)
2,583,249	USD	286,363,438	JPY	RBC	7/16/2019	(3,119)
2,583,249	USD	286,363,438	JPY	RBC	7/16/2019	(3,119)
2,484,900	USD	275,597,827	JPY	SG	7/16/2019	(4,234)
1,732,378	USD	192,047,414	JPY	SSB	7/16/2019	(2,149)
1,732,378	USD	192,047,414	JPY	SSB	7/16/2019	(2,149)
3,668,470	USD	406,678,193	JPY	SSB	7/16/2019	(4,552)
72,128,152	KRW	63,495	USD	CITI	7/16/2019	(1,395)
1,452,839	USD	28,169,089	MXN	CITI	7/16/2019	(15,414)
84,283	USD	1,636,277	MXN	GSI	7/16/2019	(1,004)
84,283	USD	1,636,277	MXN	GSI	7/16/2019	(1,004)
208,379	USD	4,045,461	MXN	GSI	7/16/2019	(2,482)
208,379	USD	4,045,461	MXN	GSI	7/16/2019	(2,482)
979,183	USD	19,009,865	MXN	GSI	7/16/2019	(11,665)
979,183	USD	19,009,865	MXN	GSI	7/16/2019	(11,665)
112,853	USD	2,168,905	MXN	RBC	7/16/2019	(197)
8,470	USD	164,347	MXN	SG	7/16/2019	(96)
144,695	USD	2,807,512	MXN	SG	7/16/2019	(1,641)
144,695	USD	2,807,512	MXN	SG	7/16/2019	(1,641)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
208,034	USD	4,036,479	MXN	SG	7/16/2019	$(2,359)
208,034	USD	4,036,479	MXN	SG	7/16/2019	(2,359)
206,045	USD	4,000,000	MXN	SSB	7/16/2019	(2,447)
206,045	USD	4,000,000	MXN	SSB	7/16/2019	(2,447)
684,444	USD	13,287,303	MXN	SSB	7/16/2019	(8,128)
684,444	USD	13,287,303	MXN	SSB	7/16/2019	(8,128)
24,374,529	NOK	2,844,767	USD	CITI	7/16/2019	(11,446)
32,436,835	NOK	3,785,723	USD	CITI	7/16/2019	(15,232)
688,524	NOK	80,356	USD	GSI	7/16/2019	(321)
2,820,982	NOK	331,147	USD	GSI	7/16/2019	(3,233)
1,994,251	NOK	232,669	USD	JPM	7/16/2019	(855)
4,419,951	NOK	515,803	USD	RBC	7/16/2019	(2,023)
16,091,527	NOK	1,877,862	USD	RBC	7/16/2019	(7,366)
27,419,673	NOK	3,199,129	USD	SG	7/16/2019	(11,838)
30,496,013	NOK	3,558,453	USD	SSB	7/16/2019	(13,565)
189,201	NZD	127,690	USD	CITI	7/16/2019	(1,145)
189,201	NZD	127,690	USD	CITI	7/16/2019	(1,145)
696,632	NZD	471,632	USD	CITI	7/16/2019	(5,697)
922,498	NZD	623,765	USD	CITI	7/16/2019	(6,761)
1,239,222	NZD	837,503	USD	CITI	7/16/2019	(8,663)
3,571,174	NZD	2,410,160	USD	CITI	7/16/2019	(21,618)
2,604,055	NZD	1,758,753	USD	GSI	7/16/2019	(17,057)
2,604,055	NZD	1,758,753	USD	GSI	7/16/2019	(17,057)
10,826,017	NZD	7,311,784	USD	GSI	7/16/2019	(70,914)
5,159,253	NZD	3,483,873	USD	JPM	7/16/2019	(33,160)
100,252	NZD	67,686	USD	RBC	7/16/2019	(634)
100,252	NZD	67,686	USD	RBC	7/16/2019	(634)
4,392,693	NZD	2,965,779	USD	RBC	7/16/2019	(27,772)
2,427,553	NZD	1,638,933	USD	SG	7/16/2019	(15,290)
2,427,553	NZD	1,638,933	USD	SG	7/16/2019	(15,290)
99,165	NZD	66,961	USD	SSB	7/16/2019	(636)
99,165	NZD	66,961	USD	SSB	7/16/2019	(636)
557,213	NZD	377,874	USD	SSB	7/16/2019	(5,188)
1,186,561	NZD	803,966	USD	SSB	7/16/2019	(10,347)
1,186,397	PLN	311,305	USD	CITI	7/16/2019	(187)
43,953	USD	2,916,190	RUB	GSI	7/16/2019	(727)
43,953	USD	2,916,190	RUB	GSI	7/16/2019	(727)
50,712	USD	3,364,673	RUB	GSI	7/16/2019	(839)
392,675	USD	26,053,317	RUB	GSI	7/16/2019	(6,499)
392,675	USD	26,053,317	RUB	GSI	7/16/2019	(6,499)
7,764,706	SEK	842,342	USD	SCB	7/16/2019	(19,914)
11,672,165	SEK	1,266,236	USD	SCB	7/16/2019	(29,935)
3,121,156	SEK	336,985	USD	CITI	7/16/2019	(6,396)
520,028	SEK	56,422	USD	JPM	7/16/2019	(1,342)
520,028	SEK	56,422	USD	JPM	7/16/2019	(1,342)
343,270	SEK	37,271	USD	RBC	7/16/2019	(912)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
343,270	SEK	37,271	USD	RBC	7/16/2019	$(912)
13,430,445	SEK	1,458,230	USD	RBC	7/16/2019	(35,694)
29,993,034	SEK	3,256,537	USD	RBC	7/16/2019	(79,713)
15,705	SEK	1,704	USD	SG	7/16/2019	(40)
347,384	SEK	37,693	USD	SSB	7/16/2019	(898)
347,384	SEK	37,693	USD	SSB	7/16/2019	(898)
6,040,570	SEK	658,768	USD	SSB	7/16/2019	(18,958)
23,293,400	SEK	2,527,441	USD	SSB	7/16/2019	(60,233)
104,073,636	SEK	11,292,467	USD	SSB	7/16/2019	(269,118)
385,538	USD	3,643,441	SEK	SSB	7/16/2019	(371)
445	TRY	75	USD	GSI	7/16/2019	(4)
554,070	ZAR	38,860	USD	GSI	7/16/2019	(466)
554,070	ZAR	38,860	USD	GSI	7/16/2019	(466)
2,189,018	ZAR	153,528	USD	GSI	7/16/2019	(1,841)
2,189,018	ZAR	153,528	USD	GSI	7/16/2019	(1,841)
30,298,726	ZAR	2,125,018	USD	GSI	7/16/2019	(25,486)
31,966,871	ZAR	2,242,361	USD	RBC	7/16/2019	(27,235)
31,966,871	ZAR	2,242,361	USD	RBC	7/16/2019	(27,235)
295,846	ZAR	20,748	USD	SG	7/16/2019	(248)
295,846	ZAR	20,748	USD	SG	7/16/2019	(248)
6,064,142	ZAR	425,291	USD	SG	7/16/2019	(5,080)
Total unrealized depreciation						$(2,102,207)
Total net unrealized appreciation						$170,171

At April 30, 2019, the Fund had cash collateral of $340,000 and $270,000 deposited in a segregated account for Citibank, N.A and Goldman Sachs International, respectively, and received cash collateral of $420,000 and $120,000 from Royal Bank of Canada and Societe General, respectively, to cover collateral requirements on over-the-counter derivatives.

For the six months ended April 30, 2019, the Fund's investments in forward contracts had an average notional value of $509,162,715.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Credit default swap contracts ("credit default swaps")

At April 30, 2019, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 31 V.1	USD	5,190,000	1.00%	3M	6/20/2024	$188,449	$28,556	$(6,055)	$210,950
ICE CC	iTraxx Europe Crossover Index, Ser. 31 V.1	EUR	3,300,000	5.00%	3M	6/20/2024	(427,616)	(9,017)	(21,591)	(458,224)
ICE CC	CDX North American High Yield Index, Ser. 30 V.4	USD	13,289,000	5.00%	3M	6/20/2023	(762,168)	(388,168)	(77,519)	(1,227,855)
	Total						$(1,001,335)	$(368,629)	$(105,165)	$(1,475,129)

For the six months ended April 30, 2019, the average notional value of credit default swaps for the Fund was $18,356,585 for buy protection.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Interest rate swap contracts ("interest rate swaps")

At April 30, 2019, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	SEK	85,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)	(0.17)%	3M/1Y	12/22/2019	$6,989	$4,887	$11,876
LCH	SEK	30,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)	(0.01)%	3M/1Y	7/18/2020	195	287	482
LCH	SEK	27,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)	0.01%	3M/1Y	8/29/2020	(597)	(516)	(1,113)
LCH	SEK	9,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)	0.15%	3M/1Y	1/15/2021	(2,007)	(435)	(2,442)
LCH	SEK	16,480,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)	0.10%	3M/1Y	8/9/2021	(1,291)	(1,622)	(2,913)
CME	USD	550,000	Receive	3-month USD LIBOR	2.43%	3M/6M	12/7/2027	1,253	(3,159)	(1,906)
	Total							$4,542	$(558)	$3,984

At April 30, 2019, the Fund had $2,070,704 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the six months ended April 30, 2019, the average notional value of interest rate swaps was $18,836,392 when the Fund paid the fixed rate.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2019:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
U.S. Treasury Obligations	$—	$9,443	$—	$9,443
Mortgage-Backed Securities(a)	—	9,458	—	9,458
Corporate Bonds(a)	—	37,224	—	37,224
Asset-Backed Securities	—	6,548	—	6,548
Foreign Government Securities	—	14,203	—	14,203
Exchange-Traded Funds	3,781	—	—	3,781
Short-Term Investments	—	9,057	—	9,057
Total Investments	$3,781	$85,933	$—	$89,714

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining the value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2019
Investments in Securities:
Corporate Bonds(c)
Airlines	$173	$—	$—	$—	$—	$—	$—	$(173)	$—	$—
Total	$173	$—	$—	$—	$—	$—	$—	$(173)	$—	$—

(c)  At the beginning of the year, these investments were valued based on a single quotation obtained from a dealer. Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2019:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$584	$—	$—	$584
Liabilities	(1,371)	—	—	(1,371)
Forward Contracts(a)
Assets	—	2,272	—	2,272
Liabilities	—	(2,102)	—	(2,102)
Swaps
Assets	—	223	—	223
Liabilities	—	(1,694)	—	(1,694)
Total	$(787)	$(1,301)	$—	$(2,088)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$379,436	$184,831	$367,953	$2,525,482	$86,529	$56,404
Cash	—	130	—	—	221	53
Foreign currency(b)	58	1,063	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	190	479	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts(c)(d) (Note A)	—	290	—	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	140	—	—	—	—
Dividends and interest receivable	1,939	3,232	1,115	37,287	1,235	659
Receivable for securities sold	3,568	1,122	1,989	7,942	75	—
Receivable for Fund shares sold	219	18	8,267	4,251	73	6
Receivable from Management—net (Note B)	—	27	—	—	12	60
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	—	—	—	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	128	—	—	—	—
Over-the-counter swap contracts, at value(e) (Note A)	—	582	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	1,015	—	—	—	—
Prepaid expenses and other assets	88	20	41	128	37	36
Total Assets	385,498	193,077	379,365	2,575,090	88,182	57,218
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—	499	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	360	—	—	—	—
Payable to investment manager—net (Notes A & B)	78	88	132	985	29	12
Due to custodian	—	—	—	—	—	—
Payable for securities purchased	7,765	481	32,081	29,526	—	—
Payable for Fund shares redeemed	481	7,426	411	2,331	114	112
Payable to administrator—net (Note B)	12	—	22	294	—	—
Payable to trustees	—	2	2	—	2	2
Payable for accumulated variation margin on futures contracts (Note A)	201	121	—	—	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	771	—	—	—	—
Distributions payable	458	3	35	1,502	1	10
Payable for unfunded loan commitments (Note A)	—	—	1	—	—	—
Accrued capital gains taxes (Note A)	—	42	—	—	—	—
Accrued expenses and other payables	95	114	154	248	83	102
Total Liabilities	9,090	9,907	32,838	34,886	229	238
Net Assets	$376,408	$183,170	$346,527	$2,540,204	$87,953	$56,980
Net Assets consist of:
Paid-in capital	$384,723	$200,488	$370,066	$2,642,018	$88,103	$55,271
Total distributable earnings/(losses)	(8,315)	(17,318)	(23,539)	(101,814)	(150)	1,709
Net Assets	$376,408	$183,170	$346,527	$2,540,204	$87,953	$56,980
Net Assets
Investor Class	$10,269	$—	$—	$91,205	$—	$—
Trust Class	—	—	—	—	—	—
Institutional Class	344,614	175,498	324,786	1,716,536	86,077	56,877
Class A	19,338	7,267	7,086	50,447	1,316	77
Class C	2,161	405	14,655	14,300	560	26
Class R3	—	—	—	4,652	—	—
Class R6	26	—	—	663,064	—	—
See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$196,523	$91,914	$58,545	$3,279,859	$89,714
Cash	148	—	146	—	—
Foreign currency(b)	—	—	—	5,901	2,380
Cash collateral segregated for futures contracts (Note A)	—	26	—	9,102	920
Cash collateral segregated for centrally cleared swap contracts(c)(d) (Note A)	—	—	—	4,014	2,071
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	120	610
Dividends and interest receivable	2,454	540	801	22,132	675
Receivable for securities sold	284	—	5	116,159	—
Receivable for Fund shares sold	71	1	300	6,840	40
Receivable from Management—net (Note B)	—	14	12	—	18
Receivable for accumulated variation margin on futures contracts (Note A)	—	54	—	—	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—
Over-the-counter swap contracts, at value(e) (Note A)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	—	2,132	2,272
Prepaid expenses and other assets	41	62	17	129	38
Total Assets	199,521	92,611	59,826	3,446,388	98,738
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	580	540
Payable to investment manager—net (Notes A & B)	38	15	22	878	31
Due to custodian	—	—	—	11,555	—
Payable for securities purchased	—	—	431	723,399	4,091
Payable for Fund shares redeemed	26	28	29	16,182	9
Payable to administrator—net (Note B)	9	—	—	387	—
Payable to trustees	2	2	—	—	—
Payable for accumulated variation margin on futures contracts (Note A)	—	—	—	9,372	787
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	3,018	1,471
Payable for forward foreign currency contracts (Note A)	—	—	—	795	2,102
Distributions payable	365	3	2	1,889	1
Payable for unfunded loan commitments (Note A)	—	—	—	—	—
Accrued capital gains taxes (Note A)	—	—	—	1	—
Accrued expenses and other payables	74	79	103	254	79
Total Liabilities	514	127	587	768,310	9,111
Net Assets	$199,007	$92,484	$59,239	$2,678,078	$89,627
Net Assets consist of:
Paid-in capital	$194,732	$99,177	$73,964	$2,751,622	$101,154
Total distributable earnings/(losses)	4,275	(6,693)	(14,725)	(73,544)	(11,527)
Net Assets	$199,007	$92,484	$59,239	$2,678,078	$89,627
Net Assets
Investor Class	$13,070	$22,003	$—	$—	$—
Trust Class	—	1,935	—	10,573	—
Institutional Class	179,413	63,865	57,139	2,177,601	35,417
Class A	3,407	3,268	988	102,720	120
Class C	3,117	1,413	1,112	110,353	28
Class R3	—	—	—	—	—
Class R6	—	—	—	276,831	54,062

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,010	—	—	10,721	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	33,826	21,020	33,182	201,463	8,329	3,285
Class A	1,905	872	724	5,930	127	4
Class C	213	49	1,498	1,678	54	1
Class R3	—	—	—	546	—	—
Class R6	3	—	—	77,800	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.17	$—	$—	$8.51	$—	$—
Trust Class	—	—	—	—	—	—
Institutional Class	10.19	8.35	9.79	8.52	10.33	17.31
Class R3	—	—	—	8.52	—	—
Class R6	10.19	—	—	8.52	—	—
Net Asset Value and redemption price per share
Class A	$10.15	$8.34	$9.79	$8.51	$10.33	$17.32
Offering Price per share
Class A‡	$10.60	$8.71	$10.22	$8.89	$10.79	$18.09
Net Asset Value and offering price per share
Class C^	$10.17	$8.34	$9.79	$8.52	$10.34	$17.32
*Cost of Investments:
(a) Unaffiliated issuers	$378,242	$191,497	$371,255	$2,482,432	$84,986	$54,821
(b) Total cost of foreign currency	$59	$1,052	$—	$—	$—	$—
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$—	$—
(e) Unamortized upfront payments on over-the-counter swap contracts	$—	$123	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019	April 30, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,106	2,841	—	—	—
Trust Class	—	262	—	970	—
Institutional Class	15,189	8,251	5,957	199,773	3,875
Class A	289	443	103	9,414	13
Class C	264	192	116	10,125	3
Class R3	—	—	—	—	—
Class R6	—	—	—	25,417	5,911
Net Asset Value, offering and redemption price per share
Investor Class	$11.82	$7.75	$—	$—	$—
Trust Class	—	7.38	—	10.90	—
Institutional Class	11.81	7.74	9.59	10.90	9.14
Class R3	—	—	—	—	—
Class R6	—	—	—	10.89	9.15
Net Asset Value and redemption price per share
Class A	$11.81	$7.38	$9.60	$10.91	$9.14
Offering Price per share
Class A‡	$12.33	$7.57	$10.03	$11.39	$9.55
Net Asset Value and offering price per share
Class C^	$11.81	$7.38	$9.59	$10.90	$9.14
*Cost of Investments:
(a) Unaffiliated issuers	$192,430	$91,883	$58,018	$3,270,319	$90,977
(b) Total cost of foreign currency	$—	$—	$—	$5,895	$2,476
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$(2,735)	$(1,189)
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$188
(e) Unamortized upfront payments on over-the-counter swap contracts	$—	$—	$—	$—	$—

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$6,524	$6,619	$9,055	$71,702	$1,742	$825
Dividend income—unaffiliated issuers	—	—	—	—	—	—
Foreign taxes withheld	—	(88)	—	—	—	—
Total income	$6,524	$6,531	$9,055	$71,702	$1,742	$825
Expenses:
Investment management fees (Note B)	485	576	765	5,345	168	68
Administration fees (Note B):
Investor Class	13	—	—	122	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	268	151	210	1,049	62	41
Class A	25	10	16	55	1	—
Class C	3	1	20	20	1	—
Class R3	—	—	—	5	—	—
Class R6	—	—	—	190	—	—
Distribution fees (Note B):
Investor Class	12	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	23	9	14	51	1	—
Class C	11	2	76	73	2	—
Class R3	—	—	—	9	—	—
Shareholder servicing agent fees:
Investor Class	10	—	—	20	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	2	2	2	18	—	30
Class A	1	—	2	7	—	—
Class C	—	—	1	1	—	—
Class R6	—	—	—	11	—	—
Audit fees	17	31	19	33	16	17
Custodian and accounting fees	95	173	197	208	41	38
Insurance expense	6	4	6	38	1	1
Legal fees	34	29	37	42	29	94
Registration and filing fees	54	33	53	107	24	32
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	6	—	—
Shareholder reports	34	6	5	110	3	4
Trustees' fees and expenses	20	22	22	21	22	22
Interest expense	—	1	—	—	1	—
Miscellaneous	16	11	18	97	7	5
Total expenses	1,129	1,061	1,463	7,638	379	352
Expenses reimbursed by Management (Note B)	(181)	(222)	(276)	—	(163)	(233)
Total net expenses	948	839	1,187	7,638	216	119
Net investment income/(loss)	$5,576	$5,692	$7,868	$64,064	$1,526	$706

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$3,038	$1,156	$1,805	$60,164	$1,647
Dividend income—unaffiliated issuers	—	—	—	—	142
Foreign taxes withheld	—	—	—	—	—
Total income	$3,038	$1,156	$1,805	$60,164	$1,789
Expenses:
Investment management fees (Note B)	238	89	149	5,347	194
Administration fees (Note B):
Investor Class	17	29	—	—	—
Trust Class	—	5	—	25	—
Institutional Class	139	46	48	1,594	25
Class A	7	3	1	165	—
Class C	4	2	1	153	—
Class R3	—	—	—	—	—
Class R6	—	—	—	85	15
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	6	—
Class A	7	3	1	153	—
Class C	16	7	5	568	—
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	6	13	—	—	—
Trust Class	—	1	—	3	—
Institutional Class	1	4	—	8	—
Class A	—	—	—	11	—
Class C	—	1	—	2	—
Class R6	—	—	—	2	—
Audit fees	29	30	20	35	32
Custodian and accounting fees	46	48	77	462	85
Insurance expense	4	1	1	46	2
Legal fees	29	35	30	31	26
Registration and filing fees	35	52	25	114	33
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—
Shareholder reports	9	1	3	136	3
Trustees' fees and expenses	22	22	20	21	20
Interest expense	4	—	—	2	—
Miscellaneous	14	4	7	107	8
Total expenses	627	396	388	9,076	443
Expenses reimbursed by Management (Note B)	(137)	(185)	(131)	(386)	(185)
Total net expenses	490	211	257	8,690	258
Net investment income/(loss)	$2,548	$945	$1,548	$51,474	$1,531

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	478	(2,857)*	(2,797)	(16,198)	(24)	161
Redemption in-kind	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	(146)	—	—	—	—
Settlement of foreign currency transactions	22	96	—	—	—	—
Expiration or closing of futures contracts	(53)	(54)	—	—	—	—
Expiration or closing of swap contracts	—	(392)	—	—	—	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	16,026	10,806 **	(606)	65,451	2,826	2,109
Unfunded loan commitments	—	—	1	—	—	—
Forward foreign currency contracts	—	665	—	—	—	—
Foreign currency translations	10	22	—	—	—	—
Futures contracts	(396)	(122)	—	—	—	—
Swap contracts	—	720	—	—	—	—
Net gain/(loss) on investments	16,087	8,738	(3,402)	49,253	2,802	2,270
Net increase/(decrease) in net assets resulting from operations	$21,663	$14,430	$4,466	$113,317	$4,328	$2,976

*  Net of foreign capital gains tax of $4,486 for Emerging Markets Debt Fund and $3,302 for Strategic Income Fund.

**  Change in accrued foreign capital gains tax amounted to $(31,506) for Emerging Markets Debt Fund and $(661) for Strategic Income Fund.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019	For the Six Months Ended April 30, 2019
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	183	39	(494)	(7,948)*	(792)
Redemption in-kind	—	—	—	(1,794)	—
Settlement of forward foreign currency contracts	—	—	—	8,307	894
Settlement of foreign currency transactions	—	—	—	(467)	(55)
Expiration or closing of futures contracts	—	107	—	(11,913)	(1,260)
Expiration or closing of swap contracts	—	—	—	(312)	(149)
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	8,153	976	1,577	117,265 **	2,869
Unfunded loan commitments	—	—	—	—	—
Forward foreign currency contracts	—	—	—	(2,746)	(578)
Foreign currency translations	—	—	—	240	57
Futures contracts	—	80	—	(27,852)	(1,888)
Swap contracts	—	—	—	(283)	(439)
Net gain/(loss) on investments	8,336	1,202	1,083	72,497	(1,341)
Net increase/(decrease) in net assets resulting from operations	$10,884	$2,147	$2,631	$123,971	$190

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$5,576	$10,740	$5,692	$11,488	$7,868	$15,318
Net realized gain/(loss) on investments	447	(6,113)	(3,353)	(4,876)	(2,797)	(403)
Change in net unrealized appreciation/(depreciation) of investments	15,640	(14,791)	12,091	(20,947)	(605)	(3,002)
Net increase/(decrease) in net assets resulting from operations	21,663	(10,164)	14,430	(14,335)	4,466	11,913
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(140)	(227)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(5,728)	(9,545)	(5,383)	(7,109)	(7,288)	(13,978)
Class A	(262)	(456)	(182)	(197)	(282)	(753)
Class C	(23)	(39)	(9)	(12)	(312)	(572)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Investor Class	—	(31)	—	—	—	—
Institutional Class	—	(1,107)	—	(4,002)	—	—
Class A	—	(63)	—	(128)	—	—
Class C	—	(9)	—	(11)	—	—
Total distributions to shareholders	(6,153)	(11,477)	(5,574)	(11,459)	(7,882)	(15,303)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	386	829	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	65,814	173,592	36,690	90,516	125,715	171,456
Class A	2,186	2,092	1,425	10,647	701	8,427
Class C	235	255	—	472	155	1,531
Class R3	—	—	—	—	—	—
Class R6	25	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	127	235	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	3,423	7,129	5,374	10,734	7,198	13,228
Class A	243	497	180	323	230	567
Class C	16	38	7	19	213	381
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(452)	(1,653)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(112,232)	(125,525)	(70,037)	(129,638)	(138,576)	(183,995)
Class A	(2,115)	(5,637)	(3,395)	(1,203)	(13,837)	(5,949)
Class C	(391)	(1,223)	(95)	(473)	(2,283)	(5,689)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	(42,735)	50,629	(29,851)	(18,603)	(20,484)	(43)
Net Increase/(Decrease) in Net Assets	(27,225)	28,988	(20,995)	(44,397)	(23,900)	(3,433)
Net Assets:
Beginning of period	403,633	374,645	204,165	248,562	370,427	373,860
End of period	$376,408	$403,633	$183,170	$204,165	$346,527	$370,427

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL IMPACT FUND
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$64,064	$133,389	$1,526	$3,316	$706	$1,346
Net realized gain/(loss) on investments	(16,198)	(1,933)	(24)	(34)	161	(46)
Change in net unrealized appreciation/(depreciation) of investments	65,451	(134,280)	2,826	(1,859)	2,109	(2,230)
Net increase/(decrease) in net assets resulting from operations	113,317	(2,824)	4,328	1,423	2,976	(930)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(2,514)	(5,422)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(40,226)	(72,816)	(1,505)	(3,287)	(706)	(1,445)
Class A	(1,095)	(2,673)	(16)	(17)	—	—
Class C	(338)	(829)	(5)	(12)	—	—
Class R3	(92)	(496)	—	—	—	—
Class R6	(19,799)	(51,152)	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(64,064)	(133,388)	(1,526)	(3,316)	(706)	(1,445)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,848	6,947	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	711,533	297,995	12,029	18,281	4,259	118
Class A	51,219	50,258	1,147	994	52	25
Class C	520	486	258	177	—	25
Class R3	1,731	2,601	—	—	—	—
Class R6	53,636	109,461	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	2,370	5,134	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	33,130	61,548	1,505	3,287	642	1,303
Class A	998	2,359	11	14	—	—
Class C	208	504	5	11	—	—
Class R3	83	475	—	—	—	—
Class R6	19,674	51,035	—	—	—	—
Payments for shares redeemed:
Investor Class	(9,097)	(25,982)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(264,970)	(605,988)	(17,857)	(28,135)	(2,600)	(6,284)
Class A	(39,900)	(88,899)	(701)	(428)	—	—
Class C	(2,665)	(7,602)	(182)	(438)	—	—
Class R3	(731)	(11,401)	—	—	—	—
Class R6	(135,131)	(895,187)	—	—	—	—
Net increase/(decrease) from Fund share transactions	425,456	(1,046,256)	(3,785)	(6,237)	2,353	(4,813)
Net Increase/(Decrease) in Net Assets	474,709	(1,182,468)	(983)	(8,130)	4,623	(7,188)
Net Assets:
Beginning of period	2,065,495	3,247,963	88,936	97,066	52,357	59,545
End of period	$2,540,204	$2,065,495	$87,953	$88,936	$56,980	$52,357

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,548	$5,386	$945	$1,383	$1,548	$3,507
Net realized gain/(loss) on investments	183	393	146	(529)	(494)	(615)
Change in net unrealized appreciation/(depreciation) of investments	8,153	(8,093)	1,056	(679)	1,577	(2,447)
Net increase/(decrease) in net assets resulting from operations	10,884	(2,314)	2,147	175	2,631	445
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(177)	(332)	(251)	(423)	—	—
Trust Class	—	—	(21)	(43)	—	—
Institutional Class	(2,670)	(5,624)	(793)	(1,206)	(1,510)	(3,407)
Class A	(67)	(159)	(26)	(35)	(22)	(65)
Class C	(28)	(49)	(10)	(13)	(19)	(33)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(2,942)	(6,164)	(1,101)	(1,720)	(1,551)	(3,505)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	437	862	1,804	1,138	—	—
Trust Class	—	—	92	810	—	—
Institutional Class	16,524	46,379	22,061	32,614	3,210	36,893
Class A	150	1,975	3,595	3,182	109	206
Class C	211	646	480	184	276	105
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	148	274	236	393	—	—
Trust Class	—	—	21	43	—	—
Institutional Class	532	1,978	793	1,193	1,499	3,403
Class A	62	138	25	23	22	64
Class C	18	32	7	10	19	32
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(795)	(1,633)	(1,188)	(4,255)	—	—
Trust Class	—	—	(274)	(1,026)	—	—
Institutional Class	(49,027)	(36,597)	(14,394)	(50,873)	(26,999)	(73,662)
Class A	(3,536)	(2,087)	(1,827)	(4,216)	(232)	(1,701)
Class C	(473)	(519)	(252)	(581)	(189)	(234)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	(35,749)	11,448	11,179	(21,361)	(22,285)	(34,894)
Net Increase/(Decrease) in Net Assets	(27,807)	2,970	12,225	(22,906)	(21,205)	(37,954)
Net Assets:
Beginning of period	226,814	223,844	80,259	103,165	80,444	118,398
End of period	$199,007	$226,814	$92,484	$80,259	$59,239	$80,444

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$51,474	$105,194	$1,531	$3,028
Net realized gain/(loss) on investments	(14,127)	(4,510)	(1,362)	4,192
Change in net unrealized appreciation/(depreciation) of investments	86,624	(128,393)	21	(5,899)
Net increase/(decrease) in net assets resulting from operations	123,971	(27,709)	190	1,321
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—
Trust Class	(245)	(667)	—	—
Institutional Class	(45,816)	(89,951)	(798)	(1,052)
Class A	(2,395)	(6,442)	(3)	(9)
Class C	(1,824)	(4,042)	—	—
Class R3	—	—	—	—
Class R6	(6,613)	(13,390)	(1,225)	(1,335)
Tax return of capital:
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(56,893)	(114,492)	(2,026)	(2,396)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	2,236	6,901	—	—
Institutional Class	454,244	915,494	8,788	18,574
Class A	33,688	56,055	47	75
Class C	5,459	15,263	1	3
Class R3	—	—	—	—
Class R6	48,375	56,910	294	1,603
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	220	654	—	—
Institutional Class	35,726	69,587	789	1,044
Class A	1,965	5,737	1	8
Class C	1,407	3,127	—	—
Class R3	—	—	—	—
Class R6	6,585	13,390	1,225	1,335
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(11,589)	(7,204)	—	—
Institutional Class	(586,464)	(696,396)	(17,132)	(21,155)
Class A	(96,132)	(85,486)	(307)	(143)
Class C	(21,560)	(39,755)	—	(11)
Class R3	—	—	—	—
Class R6	(134,134)	(16,456)	(761)	(821)
Net increase/(decrease) from Fund share transactions	(259,974)	297,821	(7,055)	512
Net Increase/(Decrease) in Net Assets	(192,896)	155,620	(8,891)	(563)
Net Assets:
Beginning of period	2,870,974	2,715,354	98,518	99,081
End of period	$2,678,078	$2,870,974	$89,627	$98,518

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act").

Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact") (formerly, Neuberger Berman New York Municipal Income Fund ("NY Muni Fund")), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Unconstrained Bond became diversified in December 2017). Additionally, Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, eleven offer Institutional Class shares, eleven offer Class A shares, eleven offer Class C shares, one offers Class R3 shares and four offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", either reflects a zero balance or a balance that rounds to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds ("ETFs"), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which each of Core Bond and Strategic Income participated as a class member. The amounts of such proceeds for the six months ended April 30, 2019 were $611 and $130 for Core Bond and Strategic Income, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2019, the Funds did not have any unrecognized tax positions.

At April 30, 2019, selected Fund information for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$378,283	$4,353	$3,597	$756
Emerging Markets Debt	192,523	6,924	13,592	(6,668)
Floating Rate Income	371,451	1,391	4,889	(3,498)
High Income	2,488,039	67,703	30,260	37,443
Municipal High Income	85,025	1,998	494	1,504
Municipal Impact	54,821	1,607	24	1,583
Municipal Intermediate Bond	192,430	4,376	283	4,093
Short Duration	91,884	315	204	111
Short Duration High Income	58,107	690	252	438
Strategic Income	3,283,932	32,904	67,030	(34,126)
Unconstrained Bond	91,040	4,365	8,569	(4,204)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2018, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses; non-deductible stock issuance costs; return of capital distributions; expiration of capital loss carryforwards; and deemed distributions on shareholder redemptions. These reclassifications had no effect on net income, NAV or NAV per share of each Fund. For the year ended October 31, 2018, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Core Bond	$—	$—
Emerging Markets Debt	—	—
Floating Rate Income	—	—
High Income	—	—
Municipal High Income	—	—
Municipal Impact	—	—
Municipal Intermediate Bond	—	—
Short Duration	(850,271)	850,271
Short Duration High Income	—	—
Strategic Income	(392)	392
Unconstrained Bond	—	—

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 was as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Core Bond	$10,267,476	$9,849,506	$—	$—	$—	$—	$1,209,987	$1,182,601	$11,477,463	$11,032,107
Emerging Markets Debt	7,317,963	8,101,457	—	—	—	—	4,140,579	824,582	11,458,542	8,926,039
Floating Rate Income	15,303,326	13,491,579	—	—	—	—	—	17,066	15,303,326	13,508,645
High Income	133,388,300	198,028,367	—	—	—	—	—	—	133,388,300	198,028,367
Municipal High Income	3,005	691,647	3,313,436	3,398,162	—	49,229	—	—	3,316,441	4,139,038
Municipal Impact	68	168,144	1,345,559	1,343,980	98,554	491,145	—	—	1,444,181	2,003,269
Municipal Intermediate Bond	—	39,810	5,385,850	4,356,974	778,494	1,249,435	—	—	6,164,344	5,646,219
Short Duration Bond	1,720,312	1,330,263	—	—	—	—	—	—	1,720,312	1,330,263
Short Duration High Income	3,505,126	4,781,943	—	—	—	—	—	—	3,505,126	4,781,943
Strategic Income	114,491,952	78,173,393	—	—	—	—	—	1,875,707	114,491,952	80,049,100
Unconstrained Bond	2,396,094	855,373	—	—	—	—	—	228,899	2,396,094	1,084,272

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$—	$—	$—	$(15,129,108)	$(8,301,998)	$(394,858)	$(23,825,964)
Emerging Markets Debt	—	—	—	(19,273,781)	(6,863,028)	(37,192)	(26,174,001)
Floating Rate Income	49,188	—	—	(2,827,781)	(17,237,100)	(106,947)	(20,122,640)
High Income	1,191,258	—	—	(26,406,092)	(124,839,025)	(1,013,063)	(151,066,922)
Municipal High Income	—	55,959	—	(1,369,947)	(1,621,259)	(16,904)	(2,952,151)
Municipal Impact	—	24,963	—	(526,655)	(45,851)	(13,172)	(560,715)
Municipal Intermediate Bond	—	406,852	393,373	(4,060,056)	—	(407,012)	(3,666,843)
Short Duration Bond	162,892	—	—	(1,175,683)	(6,723,006)	(2,790)	(7,738,587)
Short Duration High Income	4,825	—	—	(1,115,237)	(14,691,046)	(4,104)	(15,805,562)
Strategic Income	1,041,628	—	—	(121,650,501)	(18,134,643)	(1,878,298)	(140,621,814)
Unconstrained Bond	1,338,852	—	—	(4,181,107)	(6,827,308)	(21,464)	(9,691,027)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences at fund level distributions, mark-to-market adjustments on swaps, futures, forward and option contracts; late-year ordinary loss deferrals, unamortized organization expenses and tax adjustments related to real estate investment trusts, TIPS, passive foreign investment companies, short sales, partnerships, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2018, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2019
Floating Rate Income	$835,287
Short Duration	1,276,932

	Post-Enactment
	Long-Term	Short-Term
Core Bond	$2,196,956	$6,105,042
Emerging Markets Debt	3,898,951	2,964,077
Floating Rate Income	11,037,942	5,363,871
High Income	105,977,645	18,861,380
Municipal High Income	547,575	1,073,684
Municipal Impact	—	45,851
Short Duration	4,311,595	1,134,479
Short Duration High Income	11,243,719	3,447,327
Strategic Income	—	18,134,643
Unconstrained Bond	—	6,827,308

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2018, Strategic Income and Unconstrained Bond utilized capital loss carryforwards of $15,078,278 and $4,274,906 respectively.

During the year ended October 31, 2018, Short Duration had capital loss carryforwards expire of $850,271.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-

end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld pertaining to interest or dividends, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At April 30, 2019, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $42,068 and $661, respectively, which is reflected in the Statements of Assets and Liabilities. For the six months ended April 30, 2019, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $4,486 and $3,302, respectively, which is reflected in the Statements of Operations.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of April 30, 2019, the Funds did not participate in securities lending.

13  Derivative instruments: Certain Funds' use of derivatives during the six months ended April 30, 2019, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2019. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended April 30, 2019, Core Bond, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2019, Strategic Income used futures for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the six months ended April 30, 2019, Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance total return.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2019, Emerging Markets Debt used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the six months ended April 30, 2019, Strategic Income used forward contracts for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the six months ended April 30, 2019, Unconstrained Bond used forward contracts to obtain or reduce exposure to certain markets, to establish net short or long positions for currencies, hedge risk and to enhance total return.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the six months ended April 30, 2019, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers' views on credit risk, market pricing of credit events and in an effort to leverage risk exposures by selling protection. During the six months ended April 30, 2019, Strategic Income used credit default swaps for economic hedging purposes, including as a sector allocation adjustment mechanism towards credit. During the six months ended April 30, 2019, Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement.

Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the six months ended April 30, 2019, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. During the six months ended April 30, 2019, Unconstrained Bond used interest rate swaps to hedge risk, manage or adjust the risk profile of the Fund, obtain or reduce exposure to certain markets, establish net short positions for individual markets, adjust the duration of the Fund's portfolio, alter the Fund's exposure to interest rates and to enhance total return. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the six months ended April 30, 2019, Emerging Markets Debt used cross currency swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase/(decrease) in net assets resulting from operations.

At April 30, 2019, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$156	$49	$—	$205
Total Value—Assets		$156	$49	$—	$205
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$60	$—	$—	$60
Forward contracts	Receivable for forward foreign currency contracts	—	1,015	—	1,015
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	454	—	—	454
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	494	—	88	582
Total Value—Assets		$1,008	$1,015	$88	$2,111
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$54	$—	$—	$54
Total Value—Assets		$54	$—	$—	$54
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$2,194	$36	$—	$2,230
Forward contracts	Receivable for forward foreign currency contracts	—	2,132	—	2,132
Total Value—Assets		$2,194	$2,168	$—	$4,362

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Unconstrained Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$584	$—	$—	$584
Forward contracts	Receivable for forward foreign currency contracts	—	2,272	—	2,272
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(a)	12	—	211	223
Total Value—Assets		$596	$2,272	$211	$3,079
Liability Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(377)	$(29)	$—	$(406)
Total Value—Liabilities		$(377)	$(29)	$—	$(406)
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(181)	$—	$—	$(181)
Forward contracts	Receivable for forward foreign currency contracts	—	(771)	—	(771)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(326)	—	—	(326)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	(354)	—	(145)	(499)
Total Value—Liabilities		$(861)	$(771)	$(145)	$(1,777)
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(11,560)	$(42)	$—	$(11,602)
Forward contracts	Receivable for forward foreign currency contracts	—	(795)	—	(795)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	(3,018)	(3,018)
Total Value—Liabilities		$(11,560)	$(837)	$(3,018)	$(15,415)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Unconstrained Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(1,371)	$—	$—	$(1,371)
Forward contracts	Receivable for forward foreign currency contracts	—	(2,102)	—	(2,102)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(8)	—	(1,686)	(1,694)
Total Value—Liabilities		$(1,379)	$(2,102)	$(1,686)	$(5,167)

(a)  "Centrally cleared swaps" and "Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or over-the-counter swap contracts plus accrued interest as of April 30, 2019, which are reflected in the Statements of Assets and Liabilities under the captions "Receivable/Payable for accumulated variation margin on centrally cleared swap contracts" and "Over-the-counter swap contracts, at value", respectively.

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2019, was as follows:

Realized Gain/(Loss) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$84	$(137)	$—	$(53)
Total Realized Gain (Loss)		$84	$(137)	$—	$(53)
Emerging Markets Debt
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(54)	$—	$—	$(54)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	(146)	—	(146)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	(312)	(80)	—	(392)
Total Realized Gain (Loss)		$(366)	$(226)	$—	$(592)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Short Duration
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$107	$—	$—	$107
Total Realized Gain (Loss)		$107	$—	$—	$107
Strategic Income
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(12,004)	$91	$—	$(11,913)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	8,307	—	8,307
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(312)	(312)
Total Realized Gain (Loss)		$(12,004)	$8,398	$(312)	$(3,918)
Unconstrained Bond
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(1,260)	$—	$—	$(1,260)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	894	—	894
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(149)	(149)
Total Realized Gain (Loss)		$(1,260)	$894	$(149)	$(515)
Change in Appreciation/(Depreciation) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(385)	$(11)	$—	$(396)
Total Change in Appreciation/(Depreciation)		$(385)	$(11)	$—	$(396)
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(122)	$—	$—	$(122)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	$—	$665	$—	$665
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	479	61	180	720
Total Change in Appreciation/(Depreciation)		$357	$726	$180	$1,263
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$80	$—	$—	$80
Total Change in Appreciation/(Depreciation)		$80	$—	$—	$80
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(27,817)	$(35)	$—	$(27,852)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(2,746)	—	(2,746)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	(283)	(283)
Total Change in Appreciation/(Depreciation)		$(27,817)	$(2,781)	$(283)	$(30,881)
Unconstrained Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(1,888)	$—	$—	$(1,888)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(578)	—	(578)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	(30)	—	(409)	(439)
Total Change in Appreciation/(Depreciation)		$(1,918)	$(578)	$(409)	$(2,905)

Management has concluded that the Funds, except Core Bond, Emerging Markets Debt, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the six months ended April 30, 2019, that require additional disclosures pursuant to ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Strategic Income and Unconstrained Bond held investments in these securities at April 30, 2019. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities, by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2019.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$582	$—	$582
Forward contracts	1,015	—	1,015
Total	$1,597	$—	$1,597
Strategic Income
Forward contracts	$2,132	$—	$2,132
Total	$2,132	$—	$2,132
Unconstrained Bond
Forward contracts	$2,272	$—	$2,272
Total	$2,272	$—	$2,272

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
CITI	$189	$(189)	$—	$—
GSI	488	(488)	—	—
JPM	801	(489)	(312)	—
SCB	119	(50)	—	69
Total	$1,597	$(1,216)	$(312)	$69
Strategic Income
GSI	$1,184	$(526)	$—	$658
JPM	909	(234)	(580)	95
SCB	39	(35)	—	4
Total	$2,132	$(795)	$(580)	$757
Unconstrained Bond
CITI	$215	$(215)	$—	$—
GSI	441	(441)	—	—
JPM	163	(107)	—	56
RBC	535	(258)	(277)	—
SCB	103	(80)	—	23
SG	302	(131)	(120)	51
SSB	513	(513)	—	—
Total	$2,272	$(1,745)	$(397)	$130

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt Fund
Over-the-counter swap contracts	$(499)	$—	$(499)
Forward contracts	(771)	—	(771)
Total	$(1,270)	$—	$(1,270)
Strategic Income
Forward contracts	$(795)	$—	$(795)
Total	$(795)	$—	$(795)
Unconstrained Bond
Forward contracts	$(2,102)	$—	$(2,102)
Total	$(2,102)	$—	$(2,102)

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
CITI	$(216)	$189	$27	$—
GSI	(515)	488	—	(27)
JPM	(489)	489	—	—
SCB	(50)	50	—	—
Total	$(1,270)	$1,216	$27	$(27)
Strategic Income
GSI	$(526)	$526	$—	$—
JPM	(234)	234	—	—
SCB	(35)	35	—	—
Total	$(795)	$795	$—	$—
Unconstrained Bond
CITI	$(322)	$215	$107	$—
GSI	(500)	441	59	—
JPM	(107)	107	—	—
RBC	(258)	258	—	—
SCB	(80)	80	—	—
SG	(131)	131	—	—
SSB	(704)	513	—	(191)
Total	$(2,102)	$1,745	$166	$(191)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2019, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of April 30, 2019.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or the ETF's exemptive order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of April 30, 2019, the value of unfunded loan commitments was approximately $193,000 for Floating Rate Income pursuant to the following loan agreement:

Floating Rate Income
(000's omitted)

Borrower	Principal Amount	Value
Pearl Intermediate Parent LLC, Term Loan DD, 1.00%, due 2/14/2025	$45	$44
PG&E Corp., Term Loan DD, 1.13%, due 12/13/2020	149	149

17  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, a Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2019, Strategic Income realized a net loss of $(1,794,284) on $31,646,140 of in-kind redemptions. There were no in-kind redemptions for any Fund during the year ended October 31, 2018.

18  Fundamental policy change: On June 13, 2018, shareholders of Municipal Impact, formerly, NY Muni Fund, approved a change to its fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes. Municipal Impact will continue to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and securities the interest on which may be a tax preference item for purposes of the federal alternative minimum tax. In connection with the change to the fundamental policy, effective as of June 16, 2018, the NY Muni Fund changed its name to Municipal Impact and no longer invests 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes. Also in connection with this change, and as previously approved by the Board, Municipal Impact changed its principal investment strategies to invest mainly in securities of municipal issuers that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return. Also in connection with this change, Municipal Impact may invest in securities that are investment grade or non-investment grade since prior to this change, it invested in securities that are deemed investment grade at the time of investment. In addition, the total annual operating expenses for Institutional Class shares of Municipal Impact, which were 0.92% of average net assets, were capped at 0.43% of average net assets (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) as of June 16, 2018.

19  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond and Municipal Impact:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Intermediate Bond(a):
	0.23%	0.23%	0.225%	0.225%	0.20%	0.175%	0.15%
For Short Duration(b):
	0.20%	0.20%	0.20%	0.20%	0.20%	0.175%	0.15%
For Short Duration High Income and Unconstrained Bond:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Strategic Income:
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.25% of the first $500 million prior to February 28, 2018.

(b)  0.25% of the first $500 million and 0.225% for the next $500 million prior to February 28, 2018.

Accordingly, for the six months ended April 30, 2019, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.25%
Municipal High Income	0.40%
Municipal Impact	0.25%
Municipal Intermediate Bond	0.23%
Short Duration	0.20%

Each Fund retains Management as its administrator under an Administration Agreement. The administration fee is only assessed at the Class level and each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6 (0.08% prior to December 6, 2018), each as a percentage of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At April 30, 2019, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2016	2017	2018	2019
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020	2021	2022
Core Bond Investor Class	0.85%		10/31/22	$35,596	$29,581	$27,349	$12,920
Core Bond Institutional Class	0.45%		10/31/22	382,027	302,617	325,526	160,980
Core Bond Class A	0.85%		10/31/22	35,829	16,842	13,557	6,284
Core Bond Class C	1.60%		10/31/22	5,463	2,798	1,869	809
Core Bond Class R6	0.35%		10/31/22	—	—	—	32 (b)
Emerging Markets Debt Institutional Class	0.78	%(c)	10/31/22	373,165	347,032	457,406	213,397
Emerging Markets Debt Class A	1.15	%(c)	10/31/22	785	1,400	15,759	8,197
Emerging Markets Debt Class C	1.90	%(c)	10/31/22	870	499	1,301	500
Floating Rate Income Institutional Class	0.70%		10/31/22	466,719	400,905	475,802	248,732
Floating Rate Income Class A	1.07%		10/31/22	48,465	28,087	30,445	13,239
Floating Rate Income Class C	1.82%		10/31/22	56,490	28,361	26,854	14,271
High Income Investor Class	1.00%		10/31/22	—	—	—	—

				Expenses Reimbursed in Year Ended October 31,
				2016	2017	2018		2019
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020	2021		2022
High Income Institutional Class	0.75%		10/31/22	$—	$—	$—		$—
High Income Class A	1.12%		10/31/22	—	3,045	11,115		—
High Income Class C	1.87%		10/31/22	—	—	—		—
High Income Class R3	1.37%		10/31/22	—	—	—		—
High Income Class R6	0.65	%(d)	10/31/22	—	—	—		—
Municipal High Income Institutional Class	0.50	%(l)	10/31/22	404,441	343,644	341,403		160,315
Municipal High Income Class A	0.87	%(l)	10/31/22	13,157	2,162	2,546		2,241
Municipal High Income Class C	1.62	%(l)	10/31/22	1,526	1,262	1,802		910
Municipal Impact Institutional Class	0.43	%(e)	10/31/22	—	—	162,783		232,249
Municipal Impact Class A	0.80%		10/31/22	—	—	89	(f)	181
Municipal Impact Class C	1.55%		10/31/22	—	—	91	(f)	125
Municipal Intermediate Bond Investor Class	0.58	%(g)	10/31/22	30,651	17,913	18,441		12,302
Municipal Intermediate Bond Institutional Class	0.43	%(g)	10/31/22	227,929	150,041	202,676		118,978
Municipal Intermediate Bond Class A	0.80	%(g)	10/31/22	11,816	4,415	6,691		3,498
Municipal Intermediate Bond Class C	1.55	%(g)	10/31/22	4,967	3,184	3,285		2,159
Short Duration Investor Class	0.59	%(h)	10/31/22	148,552	99,584	102,348		46,929
Short Duration Trust Class	0.69	%(h)	10/31/22	15,145	10,328	11,423		4,877
Short Duration Institutional Class	0.39	%(h)	10/31/22	168,696	204,660	232,853		125,668
Short Duration Class A	0.76	%(h)	10/31/22	25,265	12,847	8,714		4,857
Short Duration Class C	1.51	%(h)	10/31/22	14,268	7,070	5,866		2,808
Short Duration High Income Institutional Class	0.75%		10/31/22	194,129	209,217	234,823		126,427
Short Duration High Income Class A	1.12%		10/31/22	5,114	6,750	5,713		2,303
Short Duration High Income Class C	1.87%		10/31/22	1,742	2,485	3,512		2,240
Strategic Income Trust Class	0.94	%(i)	10/31/22	9,298	9,016	9,494		4,171
Strategic Income Institutional Class	0.59	%(i)	10/31/22	287,082	305,847	540,043		301,016
Strategic Income Class A	0.99	%(i)	10/31/22	63,154	18,909	20,071		9,172
Strategic Income Class C	1.69	%(i)	10/31/22	93,893	66,990	63,520		28,929
Strategic Income Class R6	0.49	%(i)(j)	10/31/22	51,475	40,217	81,957		42,820
Unconstrained Bond Institutional Class	0.65%		10/31/22	479,020	114,474	173,383		70,833
Unconstrained Bond Class A	1.02%		10/31/22	3,371	3,521	1,991		507
Unconstrained Bond Class C	1.77%		10/31/22	313	266	125		71
Unconstrained Bond Class R6	0.55	%(k)	10/31/22	58,338	329,830	213,488		113,890

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Period from January 18, 2019 (Commencement of Operations) to April 30, 2019.

(c)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.27% for Class A and 2.02% for Class C.

(d)  Prior to December 6, 2018, the contractual expense limitation was 0.68% for Class R6.

(e)  Prior to June 18, 2018, the contractual expense limitation was 1.00% for Institutional Class.

(f)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

(g)  Prior to February 28, 2018, the contractual expense limitation was 0.65% for Investor Class, 0.50% for Institutional Class, 0.87% for Class A and 1.62% for Class C.

(h)  Prior to February 28, 2018, the contractual expense limitation was 0.70% for Investor Class, 0.80% for Trust Class, 0.50% for Institutional Class, 0.87% for Class A and 1.62% for Class C.

(i)  Prior to December 1, 2016, the contractual expense limitation was 1.10% for Trust Class, 0.75% for Institutional Class, 1.15% for Class A, 1.85% for Class C and 0.68% for Class R6.

(j)  Prior to December 6, 2018, the contractual expense limitation was 0.52% for Class R6.

(k)  Prior to December 6, 2018, the contractual expense limitation was 0.58% for Class R6.

(l)  The contractual expense limitation is 0.50%, 0.87% and 1.62% for the Institutional Class, Class A and Class C, respectively, until October 31, 2022.

Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2019, the following class repaid Management under its contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
High Income Class A	$5,966

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by Management to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or Management.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Emerging Markets Debt Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Impact Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Emerging Markets Debt Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Impact Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income

Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2019, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$32	$—	$—	$—
Core Bond Class C	—	416	—	—
Emerging Markets Debt Class A	203	—	—	—
Emerging Markets Debt Class C	—	—	—	—
Floating Rate Income Class A	—	—	—	—
Floating Rate Income Class C	—	—	—	—
High Income Class A	119	—	—	—
High Income Class C	—	1,366	—	—
Municipal High Income Class A	162	—	—	—
Municipal High Income Class C	—	1,753	—	—
Municipal Impact Class A	115	—	—	—
Municipal Impact Class C	—	—	—	—
Municipal Intermediate Bond Class A	—	—	—	—
Municipal Intermediate Bond Class C	—	1,818	—	—
Short Duration Class A	9,829	—	—	—
Short Duration Class C	—	—	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	18,049	—	—	—
Strategic Income Class C	—	7,767	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2019, there were purchase and sale transactions of long-term securities (excluding swaps, forward contracts and futures) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$359,744	$110,154	$438,292	$89,671
Emerging Markets Debt	—	68,761	—	66,111
Floating Rate Income	—	100,045	—	139,106
High Income	—	1,144,673	—	768,928
Municipal High Income	—	34,048	—	37,565
Municipal Impact	—	45,877	—	43,838
Municipal Intermediate Bond	—	123,814	—	159,303
Short Duration	17,909	19,649	13,197	16,828
Short Duration High Income	—	18,143	—	38,845
Strategic Income	4,434,157	692,406	4,384,316	1,098,448
Unconstrained Bond	13,093	11,471	20,073	17,277

During the six months ended April 30, 2019, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2019 and for the year ended October 31, 2018 was as follows:

	For the Six Months Ended April 30, 2019				For the Year Ended October 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	39	13	(45)	7	82	23	(164)	(59)
Institutional Class	6,603	341	(11,258)	(4,314)	17,163	709	(12,431)	5,441
Class A	220	24	(213)	31	208	50	(563)	(305)
Class C	24	2	(39)	(13)	25	4	(122)	(93)
Class R6(a)	3	—	—	3	—	—	—	—
Emerging Markets Debt
Institutional Class	4,469	647	(8,377)	(3,261)	10,084	1,232	(14,503)	(3,187)
Class A	172	22	(420)	(226)	1,167	38	(148)	1,057
Class C	—	1	(11)	(10)	51	2	(54)	(1)

	For the Six Months Ended April 30, 2019				For the Year Ended October 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Floating Rate Income
Institutional Class	12,984	745	(14,394)	(665)	17,295	1,337	(18,566)	66
Class A	72	24	(1,431)	(1,335)	851	57	(600)	308
Class C	16	22	(235)	(197)	155	38	(574)	(381)
High Income
Investor Class	344	285	(1,098)	(469)	811	602	(3,042)	(1,629)
Institutional Class	85,405	3,966	(31,793)	57,578	34,808	7,202	(70,710)	(28,700)
Class A	6,175	119	(4,866)	1,428	5,863	276	(10,381)	(4,242)
Class C	63	25	(321)	(233)	56	59	(886)	(771)
Class R3	204	10	(87)	127	302	56	(1,341)	(983)
Class R6	6,400	2,362	(16,165)	(7,403)	12,776	5,958	(104,224)	(85,490)
Municipal High Income
Institutional Class	1,182	148	(1,767)	(437)	1,800	324	(2,775)	(651)
Class A	112	1	(69)	44	98	1	(42)	57
Class C	25	1	(18)	8	17	1	(43)	(25)
Municipal Impact
Institutional Class	249	38	(152)	135	7	77	(372)	(288)
Class A	3	—	—	3	1	—	—	1 (b)
Class C	—	—	—	—	1	—	—	1 (b)
Municipal Intermediate Bond
Investor Class	38	13	(68)	(17)	74	24	(141)	(43)
Institutional Class	1,428	46	(4,241)	(2,767)	3,996	169	(3,172)	993
Class A	13	5	(303)	(285)	170	12	(179)	3
Class C	18	2	(41)	(21)	56	3	(45)	14
Short Duration
Investor Class	234	31	(154)	111	148	51	(552)	(353)
Trust Class	13	3	(38)	(22)	110	6	(140)	(24)
Institutional Class	2,870	103	(1,869)	1,104	4,233	155	(6,588)	(2,200)
Class A	491	3	(249)	245	431	3	(573)	(139)
Class C	66	1	(34)	33	25	1	(79)	(53)
Short Duration High Income
Institutional Class	346	159	(2,862)	(2,357)	3,878	356	(7,680)	(3,446)
Class A	12	2	(25)	(11)	22	7	(178)	(149)
Class C	30	2	(20)	12	11	3	(24)	(10)

	For the Six Months Ended April 30, 2019				For the Year Ended October 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Strategic Income
Trust Class	209	20	(1,095)	(866)	635	60	(656)	39
Institutional Class	42,607	3,338	(55,229)	(9,284)	83,678	6,395	(63,966)	26,107
Class A	3,164	184	(9,065)	(5,717)	5,114	526	(7,800)	(2,160)
Class C	511	132	(2,024)	(1,381)	1,391	287	(3,639)	(1,961)
Class R6	4,536	616	(12,604)	(7,452)	5,242	1,232	(1,504)	4,970
Unconstrained Bond
Institutional Class	966	88	(1,891)	(837)	1,971	111	(2,237)	(155)
Class A	5	—	(34)	(29)	8	1	(15)	(6)
Class C	—	—	—	—	—	—	(1)	(1)
Class R6	33	136	(84)	85	168	142	(87)	223

(a)  Period from January 18, 2019 (Commencement of Operations) to April 30, 2019.

(b)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

Note E—Line of Credit:

At April 30, 2019, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2019. During the period ended April 30, 2019, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

At April 30, 2019, the following Funds were held by other affiliated funds which are also managed by Management:

	Held by	Percentage of Outstanding Shares Held
Emerging Markets Debt	Neuberger Berman Global Allocation Fund	0.23%
Emerging Markets Debt	Neuberger Berman Multi-Asset Income Fund	0.33%
Floating Rate Income	Neuberger Berman Global Allocation Fund	0.09%

Shares Held	Held by	Percentage of Outstanding Shares Held
Floating Rate Income	Neuberger Berman Multi-Asset Income Fund	0.31%
High Income	Neuberger Berman Global Allocation Fund	0.02%
High Income	Neuberger Berman Multi-Asset Income Fund	0.06%
Short Duration High Income	Neuberger Berman Global Allocation Fund	0.27%

In addition, at April, 30, 2019, affiliated investors owned 3.27%, 11.16%, 2.87%, 2.32%, 0.06%, 0.09%, 4.64%, 0.75% and 0.11% of the outstanding shares of Core Bond, Emerging Markets Debt, Floating Rate Income, High Income Bond, Municipal High Income, Municipal Impact, Short Duration High Income, Strategic Income, and Unconstrained Bond, respectively.

(a)  Affiliated issuers, as defined in the 1940 Act.

Note G—Legal Matters:

On June 1, 2015, High Income was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Prepetition Transfer") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfer"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On November 17, 2016, all claims against High Income relating to the Prepetition Transfer were dismissed from the action. On May 5, 2017, the Bankruptcy Court concluded the evidentiary portion of a trial on certain legal issues with respect to the defendants' right to the Postpetition Transfer. On September 26, 2017, the Bankruptcy Court issued its decision (a) the representative list of fixtures that still secure the term loan; and (b) the valuation of those fixtures. The Bankruptcy Court held that 33 of the 40 assets at issue were fixtures and that the majority of the assets should be valued on a going concern basis. The Motors Liquidation Company Avoidance Action Trust sought leave to appeal portions of the decision on October 10, 2017. The motion for leave to appeal was denied on September 7, 2018. The parties have been engaged in mediation since December 2017 in an attempt to resolve the dispute. On February 1, 2019, the parties informed the Bankruptcy Court that they reached an agreement to terms to resolve the lawsuit. On May 10, 2019, the settlement agreement was signed by all the parties necessary to commence the Bankruptcy Court approval process. On May 13, 2019, the Avoidance Trust filed the settlement approval motion with the Bankruptcy Court. The hearing on the settlement approval motion is scheduled for June 12, 2019. During 2009, High Income received pay downs from GM in connection with the term loan totaling approximately $5.9 million. In the event that the settlement is not consummated, High Income cannot predict the outcome of the lawsuit. If the lawsuit were to be decided in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund's NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. High Income will incur legal expenses associated with the defense of the lawsuit.

Note H—Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2019 (Unaudited)	$9.77	$0.12	$0.42	$0.54	$(0.14)	$—	$—	$(0.14)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.54	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.37	$0.21	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.50	$0.22	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.35	$0.22	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
Institutional Class
4/30/2019 (Unaudited)	$9.79	$0.14	$0.42	$0.56	$(0.16)	$—	$—	$(0.16)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)	$(0.29)
10/31/2017	$10.57	$0.24	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
10/31/2016	$10.39	$0.25	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
10/31/2015	$10.52	$0.26	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2014	$10.37	$0.26	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
Class A
4/30/2019 (Unaudited)	$9.76	$0.12	$0.41	$0.53	$(0.14)	$—	$—	$(0.14)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.53	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.35	$0.21	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.49	$0.22	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.34	$0.22	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
Class C
4/30/2019 (Unaudited)	$9.77	$0.09	$0.41	$0.50	$(0.10)	$—	$—	$(0.10)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)	$(0.18)
10/31/2017	$10.54	$0.13	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
10/31/2016	$10.36	$0.13	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2015	$10.50	$0.14	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2014	$10.35	$0.14	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2019 (Unaudited)	$—	$10.17	5.55	%[b]*	$10.3	1.11%**	0.85%**	2.52%**	90	%[c]*
10/31/2018	$—	$9.77	(2.83)%[b]		$9.8	1.12%	0.86%	2.32%	136%[c]
10/31/2017	$—	$10.31	0.54%[b]		$11.0	1.13%	0.86%	1.97%	175%[c]
10/31/2016	$—	$10.54	4.16%[b]		$12.1	1.15%	0.86%	2.00%	148%[c]
10/31/2015	$—	$10.37	1.28%		$12.5	1.14%	0.85%	2.08%	125%[c]
10/31/2014	$0.00	$10.50	3.74%[d]		$13.7	1.13%	0.85%	2.10%	142%[c]
Institutional Class
4/30/2019 (Unaudited)	$—	$10.19	5.75	%[b]*	$344.6	0.54%**	0.45%**	2.91%**	90	%[c]*
10/31/2018	$—	$9.79	(2.52)%[b]		$373.3	0.54%	0.46%	2.73%	136%[c]
10/31/2017	$—	$10.34	0.95%[b]		$338.0	0.55%	0.46%	2.37%	175%[c]
10/31/2016	$—	$10.57	4.67%[b]		$320.6	0.59%	0.46%	2.40%	148%[c]
10/31/2015	$—	$10.39	1.69%		$240.3	0.61%	0.45%	2.49%	125%[c]
10/31/2014	$0.00	$10.52	4.16%[d]		$169.0	0.63%	0.45%	2.49%	142%[c]
Class A
4/30/2019 (Unaudited)	$—	$10.15	5.45	%[b]*	$19.3	0.92%**	0.85%**	2.52%**	90	%[c]*
10/31/2018	$—	$9.76	(2.83)%[b]		$18.3	0.92%	0.86%	2.32%	136%[c]
10/31/2017	$—	$10.30	0.54%[b]		$22.4	0.93%	0.86%	1.96%	175%[c]
10/31/2016	$—	$10.53	4.26%[b]		$25.9	0.98%	0.86%	2.01%	148%[c]
10/31/2015	$—	$10.35	1.18%		$30.5	1.00%	0.85%	2.08%	125%[c]
10/31/2014	$0.00	$10.49	3.75%[d]		$31.9	1.02%	0.85%	2.10%	142%[c]
Class C
4/30/2019 (Unaudited)	$—	$10.17	5.16	%[b]*	$2.2	1.68%**	1.60%**	1.77%**	90	%[c]*
10/31/2018	$—	$9.77	(3.55)%[b]		$2.2	1.67%	1.61%	1.56%	136%[c]
10/31/2017	$—	$10.31	(0.21)%[b]		$3.3	1.68%	1.61%	1.22%	175%[c]
10/31/2016	$—	$10.54	3.49%[b]		$4.9	1.72%	1.61%	1.25%	148%[c]
10/31/2015	$—	$10.36	0.43%		$3.4	1.75%	1.60%	1.33%	125%[c]
10/31/2014	$0.00	$10.50	2.97%[d]		$3.5	1.77%	1.60%	1.34%	142%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund (cont'd)
Class R6
Period from 1/18/2019^ to 4/30/2019 (Unaudited)	$9.93	$0.08	$0.28	$0.36	$(0.10)	$—	$—	$(0.10)
Emerging Markets Debt Fund
Institutional Class
4/30/2019 (Unaudited)	$8.03	$0.22	$0.32	$0.54	$(0.22)	$—	$—	$(0.22)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)	$(0.46)
10/31/2017	$8.90	$0.48	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
10/31/2016	$8.41	$0.51	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
10/31/2015	$9.94	$0.48	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
10/31/2014	$10.20	$0.51	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)
Class A
4/30/2019 (Unaudited)	$8.02	$0.21	$0.31	$0.52	$(0.20)	$—	$—	$(0.20)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)	$(0.43)
10/31/2017	$8.90	$0.46	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
10/31/2016	$8.41	$0.47	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
10/31/2015	$9.94	$0.45	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
10/31/2014	$10.20	$0.47	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)
Class C
4/30/2019 (Unaudited)	$8.02	$0.18	$0.31	$0.49	$(0.17)	$—	$—	$(0.17)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)	$(0.36)
10/31/2017	$8.90	$0.38	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
10/31/2016	$8.41	$0.41	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
10/31/2015	$9.94	$0.38	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
10/31/2014	$10.20	$0.39	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)
Floating Rate Income Fund
Institutional Class
4/30/2019 (Unaudited)	$9.85	$0.25	$(0.06)	$0.19	$(0.25)	$—	$—	$(0.25)
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—	$(0.43)
10/31/2017	$9.90	$0.36	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
10/31/2016	$9.86	$0.39	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
10/31/2015	$10.11	$0.40	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.29	$0.38	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund (cont'd)
Class R6
Period from 1/18/2019^ to 4/30/2019 (Unaudited)	$—	$10.19	3.62	%[b]*	$0.0	0.80%**	0.35%**	2.95%**	90	%[c]^^*
Emerging Markets Debt Fund
Institutional Class
4/30/2019 (Unaudited)	$—	$8.35	6.76	%*	$175.5	1.00%**	0.78%**	5.45%**	36	%*
10/31/2018	$—	$8.03	(6.15)%		$194.8	1.00%	0.79%	5.28%	86%
10/31/2017	$—	$9.02	6.77%		$247.7	1.02%	0.81%	5.41%	64%
10/31/2016	$—	$8.90	12.17%		$120.2	1.21%	0.91%	5.92%	80%
10/31/2015	$0.00	$8.41	(10.64)%[d]		$168.7	1.07%	0.90%	5.35%	100%
10/31/2014	$0.00	$9.94	2.98%[d]		$197.6	1.11%	0.90%	5.06%	98%
Class A
4/30/2019 (Unaudited)	$—	$8.34	6.58	%*	$7.3	1.38%**	1.15%**	5.10%**	36	%*
10/31/2018	$—	$8.02	(6.51)%		$8.8	1.39%	1.16%	4.88%	86%
10/31/2017	$—	$9.01	6.26%		$0.4	1.42%	1.16%	5.04%	64%
10/31/2016	$—	$8.90	11.76%		$0.1	1.73%	1.28%	5.56%	80%
10/31/2015	$0.00	$8.41	(10.96)%[d]		$0.2	1.53%	1.27%	5.04%	100%
10/31/2014	$0.00	$9.94	2.61%[d]		$0.1	1.74%	1.27%	4.68%	98%
Class C
4/30/2019 (Unaudited)	$—	$8.34	6.18	%*	$0.4	2.14%**	1.90%**	4.34%**	36	%*
10/31/2018	$—	$8.02	(7.21)%		$0.5	2.14%	1.91%	4.15%	86%
10/31/2017	$—	$9.01	5.47%		$0.5	2.13%	1.90%	4.31%	64%
10/31/2016	$—	$8.90	10.93%		$0.3	2.36%	2.03%	4.80%	80%
10/31/2015	$0.00	$8.41	(11.64)%[d]		$0.3	2.21%	2.02%	4.23%	100%
10/31/2014	$0.00	$9.94	1.83%[d]		$0.2	2.45%	2.02%	3.89%	98%
Floating Rate Income Fund
Institutional Class
4/30/2019 (Unaudited)	$—	$9.79	2.01	%*	$324.8	0.88%**	0.71%**	5.21%**	33	%*
10/31/2018	$—	$9.85	3.45%		$333.4	0.85%	0.70%	4.31%	55%
10/31/2017	$—	$9.94	4.14%		$335.8	0.82%	0.70%	3.67%	76%
10/31/2016	$—	$9.90	4.52%		$254.4	0.92%	0.70%	4.01%	64%
10/31/2015	$—	$9.86	1.48%		$294.0	0.84%	0.70%	3.96%	44%
10/31/2014	$0.00	$10.11	2.01%[d]		$358.6	0.78%	0.70%	3.75%	77%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund (cont'd)
Class A
4/30/2019 (Unaudited)	$9.85	$0.23	$(0.06)	$0.17	$(0.23)	$—	$—	$(0.23)
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—	$(0.39)
10/31/2017	$9.90	$0.32	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
10/31/2016	$9.85	$0.35	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
10/31/2015	$10.11	$0.36	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.29	$0.35	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
Class C
4/30/2019 (Unaudited)	$9.85	$0.20	$(0.06)	$0.14	$(0.20)	$—	$—	$(0.20)
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—	$(0.32)
10/31/2017	$9.90	$0.25	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
10/31/2016	$9.86	$0.28	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
10/31/2015	$10.11	$0.29	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.29	$0.27	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
High Income Bond Fund
Investor Class
4/30/2019 (Unaudited)	$8.35	$0.23	$0.16	$0.39	$(0.23)	$—	$—	$(0.23)
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—	$(0.45)
10/31/2017	$8.68	$0.47	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
10/31/2016	$8.50	$0.46	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
10/31/2015	$9.28	$0.48	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
10/31/2014	$9.63	$0.51	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
Institutional Class
4/30/2019 (Unaudited)	$8.36	$0.24	$0.16	$0.40	$(0.24)	$—	$—	$(0.24)
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.48	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
10/31/2016	$8.51	$0.48	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
10/31/2015	$9.29	$0.50	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.52	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Floating Rate Income Fund (cont'd)
Class A
4/30/2019 (Unaudited)	$—	$9.79	1.83	%*	$7.1	1.30%**	1.08%**	4.82	%**	33%*
10/31/2018	$—	$9.85	3.07%		$20.3	1.23%	1.07%	3.94%		55%
10/31/2017	$—	$9.94	3.76%		$17.4	1.21%	1.07%	3.27%		76%
10/31/2016	$—	$9.90	4.24%		$23.3	1.31%	1.07%	3.65%		64%
10/31/2015	$—	$9.85	1.00%		$21.1	1.22%	1.07%	3.61%		44%
10/31/2014	$0.00	$10.11	1.64%[d]		$34.8	1.16%	1.07%	3.39%		77%
Class C
4/30/2019 (Unaudited)	$—	$9.79	1.45	%*	$14.7	2.01%**	1.83%**	4.11	%**	33%*
10/31/2018	$—	$9.85	2.30%		$16.7	1.97%	1.82%	3.17%		55%
10/31/2017	$—	$9.94	2.99%		$20.6	1.95%	1.82%	2.53%		76%
10/31/2016	$—	$9.90	3.36%		$24.6	2.05%	1.82%	2.91%		64%
10/31/2015	$—	$9.86	0.35%		$27.2	1.96%	1.82%	2.86%		44%
10/31/2014	$0.00	$10.11	0.88%[d]		$37.4	1.91%	1.82%	2.64%		77%
High Income Bond Fund
Investor Class
4/30/2019 (Unaudited)	$—	$8.51	4.77	%*	$91.2	0.85%**	0.85%**	5.58	%**	36%*
10/31/2018	$—	$8.35	0.14%[b]		$93.4	0.85%	0.85%	5.28%		46%
10/31/2017	$—	$8.79	6.84	%bf	$112.7	0.84%	0.80%[e]	5.38	%e	62%
10/31/2016	$—	$8.68	7.90%[b]		$134.8	0.83%	0.83%	5.54%		72%
10/31/2015	$—	$8.50	(2.61)%		$182.1	0.83%	0.83%	5.42%		54%
10/31/2014	$0.00	$9.28	4.24%[d]		$266.4	0.83%	0.83%	5.35%		60%
Institutional Class
4/30/2019 (Unaudited)	$—	$8.52	4.85	%*	$1,716.5	0.69%**	0.69%**	5.75	%**	36%*
10/31/2018	$—	$8.36	0.31%[b]		$1,202.7	0.69%	0.69%	5.44%		46%
10/31/2017	$—	$8.80	6.82	%bf	$1,519.4	0.70%	0.70%[e]	5.49%[e]		62%
10/31/2016	$—	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%	5.67%		72%
10/31/2015	$—	$8.51	(2.46)%		$2,056.5	0.69%	0.69%	5.56%		54%
10/31/2014	$0.00	$9.29	4.38%[d]		$2,120.4	0.69%	0.69%	5.48%		60%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class A
4/30/2019 (Unaudited)	$8.35	$0.22	$0.16	$0.38	$(0.22)	$—	$—	$(0.22)
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—	$(0.43)
10/31/2017	$8.68	$0.44	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
10/31/2016	$8.50	$0.44	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
10/31/2015	$9.28	$0.47	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
10/31/2014	$9.63	$0.48	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
Class C
4/30/2019 (Unaudited)	$8.36	$0.19	$0.16	$0.35	$(0.19)	$—	$—	$(0.19)
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—	$(0.37)
10/31/2017	$8.70	$0.38	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
10/31/2016	$8.51	$0.38	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
10/31/2015	$9.29	$0.40	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
10/31/2014	$9.64	$0.41	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
Class R3
4/30/2019 (Unaudited)	$8.35	$0.21	$0.17	$0.38	$(0.21)	$—	$—	$(0.21)
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—	$(0.41)
10/31/2017	$8.69	$0.42	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
10/31/2016	$8.50	$0.42	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
10/31/2015	$9.28	$0.44	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
10/31/2014	$9.63	$0.46	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
Class R6
4/30/2019 (Unaudited)	$8.36	$0.24	$0.16	$0.40	$(0.24)	$—	$—	$(0.24)
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.49	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
10/31/2016	$8.51	$0.48	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
10/31/2015	$9.29	$0.50	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.53	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class A
4/30/2019 (Unaudited)	$—	$8.51	4.63	%*	$50.4	1.12%**	1.12	%§**	5.34%**	36%*
10/31/2018	$—	$8.35	(0.13)%[b]		$37.6	1.14%	1.12%		4.98%	46%
10/31/2017	$—	$8.79	6.49	%bf	$76.8	1.14%	1.12%[e]		5.05%[e]	62%
10/31/2016	$—	$8.68	7.65%[b]		$93.3	1.07%	1.07%		5.30%	72%
10/31/2015	$—	$8.50	(2.86)%		$102.1	1.08%	1.08%		5.18%	54%
10/31/2014	$0.00	$9.28	3.98%[d]		$313.0	1.08%	1.08%		5.10%	60%
Class C
4/30/2019 (Unaudited)	$—	$8.52	4.27	%*	$14.3	1.82%**	1.82	%**	4.62%**	36%*
10/31/2018	$—	$8.36	(0.93)%[b]		$16.0	1.82%	1.82%		4.31%	46%
10/31/2017	$—	$8.81	5.77	%bf	$23.6	1.81%	1.81%[e]		4.38%[e]	62%
10/31/2016	$—	$8.70	6.98%[b]		$31.2	1.81%	1.81%		4.57%	72%
10/31/2015	$—	$8.51	(3.55)%		$40.7	1.81%	1.81%		4.45%	54%
10/31/2014	$0.00	$9.29	3.21%[d]		$57.1	1.82%	1.82%		4.36%	60%
Class R3
4/30/2019 (Unaudited)	$—	$8.52	4.66	%*	$4.7	1.31%**	1.31	%**	5.12%**	36%*
10/31/2018	$—	$8.35	(0.49)%[b]		$3.5	1.37%	1.37%		4.77%	46%
10/31/2017	$—	$8.80	6.20	%bf	$12.3	1.37%	1.37	%e§	4.81%[e]	62%
10/31/2016	$—	$8.69	7.48%[b]		$6.6	1.41%	1.37%		4.99%	72%
10/31/2015	$—	$8.50	(3.08)%		$7.5	1.32%	1.32%		4.93%	54%
10/31/2014	$0.00	$9.28	3.73%[d]		$9.6	1.31%	1.31%		4.87%	60%
Class R6
4/30/2019 (Unaudited)	$—	$8.52	4.90	%*	$663.1	0.60%**	0.60	%**	5.83%**	36%*
10/31/2018	$—	$8.36	0.26%[b]		$712.4	0.63%	0.63%		5.48%	46%
10/31/2017	$—	$8.81	7.03	%bf	$1,503.1	0.61%	0.61%[e]		5.56%[e]	62%
10/31/2016	$—	$8.70	8.26%[b]		$908.2	0.61%	0.61%		5.75%	72%
10/31/2015	$—	$8.51	(2.39)%		$805.9	0.61%	0.61%		5.64%	54%
10/31/2014	$0.00	$9.29	4.46%[d]		$761.2	0.61%	0.61%		5.55%	60%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal High Income Fund
Institutional Class
4/30/2019 (Unaudited)	$10.00	$0.18	$0.33	$0.51	$(0.18)	$—	$—	$(0.18)
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—	$(0.36)
10/31/2017	$10.42	$0.36	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
10/31/2016	$10.10	$0.35	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)
Class A
4/30/2019 (Unaudited)	$10.00	$0.16	$0.34	$0.50	$(0.17)	$—	$—	$(0.17)
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—	$(0.33)
10/31/2017	$10.42	$0.32	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
10/31/2016	$10.11	$0.30	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
4/30/2019 (Unaudited)	$10.00	$0.13	$0.34	$0.47	$(0.13)	$—	$—	$(0.13)
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—	$(0.25)
10/31/2017	$10.42	$0.24	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$10.10	$0.23	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)
Municipal Impact Fund
Institutional Class
4/30/2019 (Unaudited)	$16.61	$0.22	$0.70	$0.92	$(0.22)	$—	$—	$(0.22)
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—	$(0.43)
10/31/2017	$17.76	$0.39	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
10/31/2016	$17.60	$0.39	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
10/31/2015	$17.72	$0.43	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
10/31/2014	$17.14	$0.42	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Class A
4/30/2019 (Unaudited)	$16.61	$0.19	$0.70	$0.89	$(0.18)	$—	$—	$(0.18)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—	$(0.16)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal High Income Fund
Institutional Class
4/30/2019 (Unaudited)	$—	$10.33	5.18%*	$86.1	0.89	%**	0.51	%**	3.65	%**	40%*
10/31/2018	$—	$10.00	1.61%	$87.6	0.88%		0.51%		3.58%		106%
10/31/2017	$—	$10.20	2.24%	$96.1	0.86%		0.50%		3.53%		107%
10/31/2016	$—	$10.42	6.70%	$122.4	0.93%		0.50%		3.36%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27%*	$22.9	2.34	%‡**	0.50	%‡**	3.64	%‡**	37%*
Class A
4/30/2019 (Unaudited)	$—	$10.33	5.00%*	$1.3	1.34	%**	0.88	%**	3.29	%**	40%*
10/31/2018	$—	$10.00	1.24%	$0.8	1.35%		0.88%		3.23%		106%
10/31/2017	$—	$10.20	1.87%	$0.3	1.40%		0.87%		3.20%		107%
10/31/2016	$—	$10.42	6.21%	$0.8	1.47%		0.87%		2.90%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24%*	$5.0	2.94	%‡**	0.86	%‡**	3.41	%‡**	37%*
Class C
4/30/2019 (Unaudited)	$—	$10.34	4.70%*	$0.6	2.03	%**	1.63	%**	2.53	%**	40%*
10/31/2018	$—	$10.00	0.38%	$0.5	2.01%		1.63%		2.46%		106%
10/31/2017	$—	$10.21	1.20%	$0.7	1.99%		1.62%		2.41%		107%
10/31/2016	$—	$10.42	5.52%	$0.3	2.15%		1.62%		2.21%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87%*	$0.5	4.28	%‡**	1.58	%‡**	2.38	%‡**	37%*
Municipal Impact Fund
Institutional Class
4/30/2019 (Unaudited)	$—	$17.31	5.55%*	$56.9	1.28	%**	0.43	%**	2.58	%**	80%*
10/31/2018	$—	$16.61	(1.61)%	$52.3	1.16	%‡	0.87	%‡	2.38	%‡	92%
10/31/2017	$—	$17.32	0.84%[f]	$59.5	0.92%		0.92%[f]		2.24%[f]		46%
10/31/2016	$—	$17.76	3.38%	$62.3	0.96%		0.96%		2.19%		28%
10/31/2015	$—	$17.60	1.99%	$63.6	0.89%		0.89%		2.42%		17%
10/31/2014	$—	$17.72	6.15%	$67.7	0.87%		0.87%		2.44%		53%
Class A
4/30/2019 (Unaudited)	$—	$17.32	5.40%*	$0.1	1.85	%**	0.81	%**	2.21	%**	80%*
Period from 6/19/2018^ to 10/31/2018	$—	$16.61	(0.78)%*	$0.0	1.77	%‡**	0.81	%‡**	2.47	%‡**	92%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Impact Fund (cont'd)
Class C
4/30/2019 (Unaudited)	$16.61	$0.12	$0.71	$0.83	$(0.12)	$—	$—	$(0.12)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—	$(0.11)
Municipal Intermediate Bond Fund
Investor Class
4/30/2019 (Unaudited)	$11.39	$0.14	$0.45	$0.59	$(0.14)	$(0.02)	$—	$(0.16)
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—	$(0.29)
10/31/2017	$11.97	$0.23	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2016	$11.86	$0.23	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
10/31/2015	$11.92	$0.26	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
10/31/2014	$11.58	$0.27	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
Institutional Class
4/30/2019 (Unaudited)	$11.38	$0.14	$0.46	$0.60	$(0.15)	$(0.02)	$—	$(0.17)
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—	$(0.31)
10/31/2017	$11.96	$0.25	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$11.85	$0.25	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
10/31/2015	$11.91	$0.28	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
10/31/2014	$11.57	$0.29	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
Class A
4/30/2019 (Unaudited)	$11.37	$0.12	$0.46	$0.58	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—	$(0.27)
10/31/2017	$11.96	$0.20	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
10/31/2016	$11.84	$0.21	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
10/31/2015	$11.91	$0.24	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)
10/31/2014	$11.57	$0.24	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
Class C
4/30/2019 (Unaudited)	$11.37	$0.08	$0.46	$0.54	$(0.08)	$(0.02)	$—	$(0.10)
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2017	$11.96	$0.11	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.84	$0.12	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.91	$0.15	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2014	$11.57	$0.16	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Impact Fund (cont'd)
Class C
4/30/2019 (Unaudited)	$—	$17.32	5.00%*	$0.0	2.55	%**	1.55	%**	1.46	%**	80%*
Period from 6/19/2018^ to 10/31/2018	$—	$16.61	(1.06)%*	$0.0	2.55	%‡**	1.56	%‡**	1.71	%‡**	92%^^
Municipal Intermediate Bond Fund
Investor Class
4/30/2019 (Unaudited)	$—	$11.82	5.19%*	$13.1	0.78	%**	0.59	%**	2.35	%**	59%*
10/31/2018	$—	$11.39	(1.10)%	$12.8	0.75%		0.61%		2.17%		98%
10/31/2017	$—	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%
10/31/2016	$—	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%		0.65%		2.21%		22%
10/31/2014	$—	$11.92	5.98%	$17.4	0.85%		0.65%		2.30%		47%
Institutional Class
4/30/2019 (Unaudited)	$—	$11.81	5.27%*	$179.4	0.57	%**	0.44	%**	2.50	%**	59%*
10/31/2018	$—	$11.38	(0.95)%	$204.3	0.55%		0.46%		2.32%		98%
10/31/2017	$—	$11.80	1.43%	$200.1	0.58%		0.50%		2.10%		71%
10/31/2016	$—	$11.96	3.24%	$170.1	0.65%		0.50%		2.10%		44%
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%		0.50%		2.36%		22%
10/31/2014	$—	$11.91	6.14%	$135.3	0.67%		0.50%		2.45%		47%
Class A
4/30/2019 (Unaudited)	$—	$11.81	5.17%*	$3.4	0.94	%**	0.81	%**	2.12	%**	59%*
10/31/2018	$—	$11.37	(1.32)%	$6.5	0.93%		0.83%		1.95%		98%
10/31/2017	$—	$11.79	0.96%	$6.7	0.96%		0.87%		1.72%		71%
10/31/2016	$—	$11.96	2.95%	$10.1	1.03%		0.87%		1.70%		44%
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%		0.87%		2.00%		22%
10/31/2014	$—	$11.91	5.75%	$8.9	1.07%		0.87%		2.07%		47%
Class C
4/30/2019 (Unaudited)	$—	$11.81	4.78%*	$3.1	1.70	%**	1.56	%**	1.39	%**	59%*
10/31/2018	$—	$11.37	(2.14)%	$3.2	1.68%		1.58%		1.20%		98%
10/31/2017	$—	$11.80	0.30%	$3.2	1.71%		1.62%		0.97%		71%
10/31/2016	$—	$11.96	2.18%	$4.1	1.78%		1.62%		0.96%		44%
10/31/2015	$—	$11.84	0.76%	$2.2	1.80%		1.62%		1.24%		22%
10/31/2014	$—	$11.91	4.96%	$1.5	1.88%		1.62%		1.33%		47%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund
Investor Class
4/30/2019 (Unaudited)	$7.66	$0.08	$0.10	$0.18	$(0.09)	$—	$—	$(0.09)
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—	$(0.15)
10/31/2017	$7.86	$0.07	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
10/31/2016	$7.87	$0.06	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
10/31/2015	$7.92	$0.01	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2014	$7.98	$0.07	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
Trust Class
4/30/2019 (Unaudited)	$7.30	$0.07	$0.09	$0.16	$(0.08)	$—	$—	$(0.08)
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.06	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
10/31/2016	$7.50	$0.04	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
10/31/2015	$7.55	$0.00	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.06	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
Institutional Class
4/30/2019 (Unaudited)	$7.65	$0.08	$0.11	$0.19	$(0.10)	$—	$—	$(0.10)
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—	$(0.16)
10/31/2017	$7.85	$0.09	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
10/31/2016	$7.87	$0.07	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
10/31/2015	$7.92	$0.03	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
10/31/2014	$7.97	$0.08	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
Class A
4/30/2019 (Unaudited)	$7.30	$0.07	$0.09	$0.16	$(0.08)	$—	$—	$(0.08)
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.05	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
10/31/2016	$7.49	$0.04	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
10/31/2015	$7.55	$0.00	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.05	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
Class C
4/30/2019 (Unaudited)	$7.29	$0.04	$0.10	$0.14	$(0.05)	$—	$—	$(0.05)
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.49	$(0.00)	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
10/31/2016	$7.50	$(0.02)	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2015	$7.55	$(0.06)	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00)	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund
Investor Class
4/30/2019 (Unaudited)	$—	$7.75	2.36%*	$22.0	1.04%**	0.59%**	2.00%**	36%*
10/31/2018	$—	$7.66	0.22%[b]	$20.9	1.09%	0.63%	1.50%	99%
10/31/2017	$—	$7.79	0.41%[b]	$24.0	1.10%	0.70%	0.88%	107%
10/31/2016	$—	$7.86	0.98%[b]	$28.9	1.21%	0.70%	0.70%	104%
10/31/2015	$—	$7.87	0.44%	$29.9	1.27%	0.70%	0.13%	75%
10/31/2014	$0.00	$7.92	0.52%[d]	$30.7	1.20%	0.70%	0.85%	71%
Trust Class
4/30/2019 (Unaudited)	$—	$7.38	2.23%*	$1.9	1.21%**	0.69%**	1.90%**	36%*
10/31/2018	$—	$7.30	0.04%[b]	$2.1	1.21%	0.73%	1.42%	99%
10/31/2017	$—	$7.43	0.40%[b]	$2.3	1.23%	0.80%	0.78%	107%
10/31/2016	$—	$7.49	0.88%[b]	$2.6	1.36%	0.80%	0.60%	104%
10/31/2015	$—	$7.50	0.30%	$3.0	1.43%	0.80%	0.03%	75%
10/31/2014	$0.00	$7.55	0.52%[d]	$3.3	1.35%	0.80%	0.76%	71%
Institutional Class
4/30/2019 (Unaudited)	$—	$7.74	2.46%*	$63.9	0.80%**	0.39%**	2.21%**	36%*
10/31/2018	$—	$7.65	0.29%[b]	$54.7	0.84%	0.43%	1.71%	99%
10/31/2017	$—	$7.79	0.74%[b]	$72.8	0.84%	0.50%	1.10%	107%
10/31/2016	$—	$7.85	1.06%[b]	$48.3	0.99%	0.50%	0.91%	104%
10/31/2015	$—	$7.87	0.64%	$30.3	1.04%	0.50%	0.32%	75%
10/31/2014	$0.00	$7.92	0.85%[d]	$28.5	1.00%	0.50%	1.04%	71%
Class A
4/30/2019 (Unaudited)	$—	$7.38	2.19%*	$3.3	1.17%**	0.76%**	1.83%**	36%*
10/31/2018	$—	$7.30	0.11%[b]	$1.4	1.24%	0.81%	1.28%	99%
10/31/2017	$—	$7.42	0.20%[b]	$2.5	1.24%	0.87%	0.69%	107%
10/31/2016	$—	$7.49	0.94%[b]	$4.9	1.36%	0.87%	0.54%	104%
10/31/2015	$—	$7.49	0.10%	$4.1	1.41%	0.87%	(0.03)%	75%
10/31/2014	$0.00	$7.55	0.45%[d]	$6.7	1.36%	0.87%	0.66%	71%
Class C
4/30/2019 (Unaudited)	$—	$7.38	1.95%*	$1.4	1.94%**	1.51%**	1.08%**	36%*
10/31/2018	$—	$7.29	(0.78)%[b]	$1.2	1.98%	1.55%	0.57%	99%
10/31/2017	$—	$7.42	(0.55)%[b]	$1.6	1.99%	1.62%	(0.06)%	107%
10/31/2016	$—	$7.49	0.05%[b]	$3.0	2.11%	1.62%	(0.20)%	104%
10/31/2015	$—	$7.50	(0.49)%	$2.0	2.17%	1.62%	(0.79)%	75%
10/31/2014	$0.00	$7.55	(0.43)%[d]	$2.0	2.12%	1.62%	(0.05)%	71%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund
Institutional Class
4/30/2019 (Unaudited)	$9.43	$0.22	$0.16	$0.38	$(0.22)	$—	$—	$(0.22)
10/31/2018	$9.75	$0.41	$(0.32)	$0.09	$(0.41)	$—	$—	$(0.41)
10/31/2017	$9.69	$0.41	$0.06	$0.47	$(0.41)	$—	$—	$(0.41)
10/31/2016	$9.63	$0.40	$0.06	$0.46	$(0.40)	$—	$—	$(0.40)
10/31/2015	$10.05	$0.40	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.18	$0.40	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
Class A
4/30/2019 (Unaudited)	$9.43	$0.20	$0.17	$0.37	$(0.20)	$—	$—	$(0.20)
10/31/2018	$9.76	$0.38	$(0.33)	$0.05	$(0.38)	$—	$—	$(0.38)
10/31/2017	$9.70	$0.38	$0.05	$0.43	$(0.37)	$—	$—	$(0.37)
10/31/2016	$9.63	$0.36	$0.07	$0.43	$(0.36)	$—	$—	$(0.36)
10/31/2015	$10.05	$0.36	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.19	$0.36	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
Class C
4/30/2019 (Unaudited)	$9.42	$0.17	$0.17	$0.34	$(0.17)	$—	$—	$(0.17)
10/31/2018	$9.75	$0.31	$(0.33)	$(0.02)	$(0.31)	$—	$—	$(0.31)
10/31/2017	$9.69	$0.30	$0.06	$0.36	$(0.30)	$—	$—	$(0.30)
10/31/2016	$9.63	$0.29	$0.06	$0.35	$(0.29)	$—	$—	$(0.29)
10/31/2015	$10.05	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.19	$0.29	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
Strategic Income Fund
Trust Class
4/30/2019 (Unaudited)	$10.61	$0.19	$0.31	$0.50	$(0.21)	$—	$—	$(0.21)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.06	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.79	$0.32	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.32	$0.32	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.18	$0.38	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration High Income Fund
Institutional Class
4/30/2019 (Unaudited)	$—	$9.59	4.10	%*	$57.1	1.15%**	0.75%**	4.70%**	28	%*
10/31/2018	$—	$9.43	0.98%		$78.4	1.05%	0.75%	4.30%	78%
10/31/2017	$—	$9.75	4.94%		$114.7	0.94%	0.75%	4.20%	84%
10/31/2016	$—	$9.69	4.92%		$107.0	0.87%	0.75%	4.20%	51%
10/31/2015	$—	$9.63	(0.22)%		$235.0	0.81%	0.75%	4.05%	45%
10/31/2014	$0.00	$10.05	2.81%[d]		$214.9	0.85%	0.75%	3.95%	49%
Class A
4/30/2019 (Unaudited)	$—	$9.60	4.02	%*	$1.0	1.58%**	1.12%**	4.34%**	28	%*
10/31/2018	$—	$9.43	0.51%		$1.1	1.47%	1.12%	3.92%	78%
10/31/2017	$—	$9.76	4.55%		$2.6	1.35%	1.12%	3.86%	84%
10/31/2016	$—	$9.70	4.64%		$3.4	1.30%	1.12%	3.82%	51%
10/31/2015	$—	$9.63	(0.59)%		$2.8	1.21%	1.12%	3.68%	45%
10/31/2014	$0.00	$10.05	2.34%[d]		$3.6	1.24%	1.12%	3.57%	49%
Class C
4/30/2019 (Unaudited)	$—	$9.59	3.64	%*	$1.1	2.29%**	1.87%**	3.61%**	28	%*
10/31/2018	$—	$9.42	(0.24)%		$1.0	2.21%	1.88%	3.20%	78%
10/31/2017	$—	$9.75	3.78%		$1.1	2.09%	1.87%	3.10%	84%
10/31/2016	$—	$9.69	3.77%		$1.2	2.05%	1.87%	3.10%	51%
10/31/2015	$—	$9.63	(1.33)%		$0.3	1.99%	1.87%	2.93%	45%
10/31/2014	$0.00	$10.05	1.57%[d]		$0.4	2.03%	1.87%	2.83%	49%
Strategic Income Fund
Trust Class
4/30/2019 (Unaudited)	$—	$10.90	4.76	%[b]*	$10.6	1.01%**	0.94%**	3.56%**	47	%[c]*
10/31/2018	$—	$10.61	(1.24)%[b]		$19.5	1.00%	0.94%	3.37%	116%[c]
10/31/2017	$—	$11.15	4.09%[b]		$20.0	1.00%	0.94%	3.03%	136%[c]
10/31/2016	$—	$11.06	5.91%		$27.7	1.14%	1.09%	2.99%	141%[c]
10/31/2015	$—	$10.79	(1.03)%[b]		$53.1	1.14%	1.06%	2.90%	103%[c]
10/31/2014	$0.00	$11.32	4.95%[d]		$49.4	1.15%	1.05%	3.33%	124%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Institutional Class
4/30/2019 (Unaudited)	$10.62	$0.21	$0.30	$0.51	$(0.23)	$—	$—	$(0.23)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—	$(0.44)
10/31/2017	$11.07	$0.37	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2016	$10.79	$0.36	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2015	$11.32	$0.36	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
10/31/2014	$11.19	$0.41	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
Class A
4/30/2019 (Unaudited)	$10.63	$0.18	$0.31	$0.49	$(0.21)	$—	$—	$(0.21)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.08	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.80	$0.32	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.33	$0.32	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.19	$0.37	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
Class C
4/30/2019 (Unaudited)	$10.62	$0.15	$0.30	$0.45	$(0.17)	$—	$—	$(0.17)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—	$(0.32)
10/31/2017	$11.06	$0.25	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2016	$10.79	$0.24	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2015	$11.32	$0.24	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
10/31/2014	$11.19	$0.29	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
Class R6
4/30/2019 (Unaudited)	$10.61	$0.21	$0.30	$0.51	$(0.23)	$—	$—	$(0.23)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—	$(0.45)
10/31/2017	$11.06	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2016	$10.79	$0.37	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2015	$11.32	$0.37	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
10/31/2014	$11.18	$0.42	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Institutional Class
4/30/2019 (Unaudited)	$—	$10.90	4.84	%[b]*	$2,177.6	0.62%**	0.59%**	3.91%**	47	%[c]*
10/31/2018	$—	$10.62	(0.89)%[b]		$2,219.8	0.62%	0.59%	3.75%	116%[c]
10/31/2017	$—	$11.16	4.45%[b]		$2,041.0	0.63%	0.59%	3.37%	136%[c]
10/31/2016	$—	$11.07	6.38%		$1,436.8	0.78%	0.74%	3.33%	141%[c]
10/31/2015	$—	$10.79	(0.69)%[b]		$1,355.2	0.78%	0.71%	3.25%	103%[c]
10/31/2014	$0.00	$11.32	5.22%[d]		$1,043.0	0.80%	0.70%	3.66%	124%[c]
Class A
4/30/2019 (Unaudited)	$—	$10.91	4.63	%[b]*	$102.7	1.01%**	0.99%**	3.51%**	47	%[c]*
10/31/2018	$—	$10.63	(1.29)%[b]		$160.8	1.01%	0.99%	3.32%	116%[c]
10/31/2017	$—	$11.17	4.03%[b]		$193.1	1.02%	1.00%	2.98%	136%[c]
10/31/2016	$—	$11.08	5.95%		$290.5	1.18%	1.14%	2.96%	141%[c]
10/31/2015	$—	$10.80	(1.08)%[b]		$360.8	1.17%	1.11%	2.84%	103%[c]
10/31/2014	$0.00	$11.33	4.89%[d]		$310.3	1.19%	1.10%	3.28%	124%[c]
Class C
4/30/2019 (Unaudited)	$—	$10.90	4.28	%[b]*	$110.4	1.74%**	1.69%**	2.80%**	47	%[c]*
10/31/2018	$—	$10.62	(1.89)%[b]		$122.2	1.74%	1.69%	2.62%	116%[c]
10/31/2017	$—	$11.15	3.31%[b]		$150.2	1.75%	1.69%	2.28%	136%[c]
10/31/2016	$—	$11.06	5.13%		$183.9	1.91%	1.84%	2.45%	141%[c]
10/31/2015	$—	$10.79	(1.77)%[b]		$202.9	1.91%	1.81%	2.14%	103%[c]
10/31/2014	$0.00	$11.32	4.07%[d]		$184.5	1.93%	1.80%	2.58%	124%[c]
Class R6
4/30/2019 (Unaudited)	$—	$10.89	4.90	%[b]*	$276.8	0.53%**	0.50%**	4.00%**	47	%[c]*
10/31/2018	$—	$10.61	(0.83)%[b]		$348.7	0.55%	0.52%	3.82%	116%[c]
10/31/2017	$—	$11.15	4.52%[b]		$311.0	0.56%	0.52%	3.43%	136%[c]
10/31/2016	$—	$11.06	6.36%		$206.5	0.71%	0.67%	3.43%	141%[c]
10/31/2015	$—	$10.79	(0.62)%[b]		$230.9	0.71%	0.64%	3.32%	103%[c]
10/31/2014	$0.00	$11.32	5.39%[d]		$149.4	0.72%	0.63%	3.69%	124%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Unconstrained Bond Fund
Institutional Class
4/30/2019 (Unaudited)	$9.30	$0.16	$(0.11)	$0.05	$(0.21)	$—	$—	$(0.21)
10/31/2018	$9.41	$0.29	$(0.17)	$0.12	$(0.23)	$—	$—	$(0.23)
10/31/2017	$9.18	$0.23	$0.14	$0.37	$(0.10)	$—	$(0.04)	$(0.14)
10/31/2016	$9.38	$0.27	$(0.20)	$0.07	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.27	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
4/30/2019 (Unaudited)	$9.28	$0.14	$(0.09)	$0.05	$(0.19)	$—	$—	$(0.19)
10/31/2018	$9.41	$0.25	$(0.19)	$0.06	$(0.19)	$—	$—	$(0.19)
10/31/2017	$9.17	$0.20	$0.15	$0.35	$(0.07)	$—	$(0.04)	$(0.11)
10/31/2016	$9.37	$0.22	$(0.19)	$0.03	$—	$—	$(0.23)	$(0.23)
10/31/2015	$9.89	$0.26	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)
Class C
4/30/2019 (Unaudited)	$9.31	$0.11	$(0.13)	$(0.02)	$(0.15)	$—	$—	$(0.15)
10/31/2018	$9.42	$0.18	$(0.17)	$0.01	$(0.12)	$—	$—	$(0.12)
10/31/2017	$9.18	$0.13	$0.15	$0.28	$(0.00)	$—	$(0.04)	$(0.04)
10/31/2016	$9.38	$0.17	$(0.20)	$(0.03)	$—	$—	$(0.17)	$(0.17)
10/31/2015	$9.89	$0.19	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
4/30/2019 (Unaudited)	$9.31	$0.16	$(0.11)	$0.05	$(0.21)	$—	$—	$(0.21)
10/31/2018	$9.42	$0.29	$(0.17)	$0.12	$(0.23)	$—	$—	$(0.23)
10/31/2017	$9.19	$0.24	$0.14	$0.38	$(0.11)	$—	$(0.04)	$(0.15)
10/31/2016	$9.38	$0.25	$(0.17)	$0.08	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.31	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Unconstrained Bond Fund
Institutional Class
4/30/2019 (Unaudited)	$—	$9.14	0.54%*	$35.4	1.08	%**	0.65	%**	3.49	%**	18%*
10/31/2018	$—	$9.30	1.24%[b]	$43.8	1.06%		0.67%		3.03%		57%[c]
10/31/2017	$—	$9.41	4.05%	$45.8	1.30%		0.68%		2.48%		73%[c]
10/31/2016	$—	$9.18	0.79%	$4.7	1.24%		0.66%		3.01%		50%[c]
10/31/2015	$—	$9.38	(2.28)%	$189.1	1.27%		0.67%		2.80%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.88%*	$23.1	2.22	%‡**	0.84	%‡**	2.94	%‡**	118%*
Class A
4/30/2019 (Unaudited)	$—	$9.14	0.57%*	$0.1	1.62	%**	1.02	%**	3.15	%**	18%*
10/31/2018	$—	$9.28	0.65%[b]	$0.4	1.50%		1.04%		2.67%		57%[c]
10/31/2017	$—	$9.41	3.78%	$0.5	1.78%		1.06%		2.13%		73%[c]
10/31/2016	$—	$9.17	0.41%	$0.6	1.61%		1.03%		2.48%		50%[c]
10/31/2015	$—	$9.37	(2.74)%	$0.1	1.76%		1.14%		2.73%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.61%*	$7.1	2.62	%‡**	1.20	%‡**	2.57	%‡**	118%*
Class C
4/30/2019 (Unaudited)	$—	$9.14	(0.13)%*	$0.0	2.30	%**	1.77	%**	2.37	%**	18%*
10/31/2018	$—	$9.31	0.12%[b]	$0.0	2.26%		1.78%		1.94%		57%[c]
10/31/2017	$—	$9.42	3.02%	$0.0	2.56%		1.81%		1.38%		73%[c]
10/31/2016	$—	$9.18	(0.34)%	$0.0	2.40%		1.78%		1.86%		50%[c]
10/31/2015	$—	$9.38	(3.36)%	$0.2	2.50%		1.87%		1.96%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.09%*	$1.0	3.56	%‡**	1.93	%‡**	1.84	%‡**	118%*
Class R6
4/30/2019 (Unaudited)	$—	$9.15	0.58%*	$54.1	0.99	%**	0.56	%**	3.58	%**	18%*
10/31/2018	$—	$9.31	1.31%[b]	$54.3	0.99%		0.60%		3.12%		57%[c]
10/31/2017	$—	$9.42	4.12%	$52.8	1.26%		0.62%		2.57%		73%[c]
10/31/2016	$—	$9.19	0.97%	$49.7	1.13%		0.59%		2.66%		50%[c]
10/31/2015	$—	$9.38	(2.21)%	$0.2	1.32%		0.70%		3.19%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.92%*	$7.1	2.18	%‡**	0.77	%‡**	3.00	%‡**	118%*

Notes to Financial Highlights (Unaudited)

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and if High Income and Municipal Impact had not received refunds, plus interest, from State Street for custodian out-of-pocket expenses previously paid ("Custodian Out-of-Pocket Expenses Refunded") during the year ended October 31, 2017.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	For The Six Months Ended April 30, 2019	Year Ended October 31, 2017
High Income Class R3	—	1.35%
High Income Class A	1.10%	—

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the six months ended April 30, 2019 for Core Bond and for the year ended October 31, 2018 for Municipal Impact.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended April 30, 2019. The class action proceeds received in 2018, 2017, 2016 and 2015 had no impact on the Funds' total returns for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

c  The portfolio turnover rates including mortgage dollar roll transactions were 116%, 224%, 269%, 222%, 240% and 307% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively, for Core Bond, 157%, 345%, 352%, 363%, 357% and 365% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively, for Strategic Income and 30%, 77%, 88%, 65% and 86% for the six months ended April 30, 2019 and for the years ended October 31, 2018, 2017, 2016 and 2015, respectively, for Unconstrained Bond.

Notes to Financial Highlights (Unaudited) (cont'd)

d  The voluntary contributions received in 2015 for Emerging Markets Debt and 2014 for Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income had no impact on the Funds' total returns for the years ended October 31, 2015 and October 31, 2014, respectively.

e  Custodian Out-of-Pocket Expenses Refunded, is non-recurring, and is included in these ratios. If High Income and Municipal Impact had not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Bond Investor Class	0.84%	5.34%
High Income Bond Institutional Class	0.70%	5.49%
High Income Bond Class A	1.14%	5.05%
High Income Bond Class C	1.81%	4.38%
High Income Bond Class R3	1.37%	4.81%
High Income Bond Class R6	0.61%	5.56%
Municipal Impact Institutional Class	0.92%	2.23%

f  The Custodian Out-of-Pocket Expenses Refunded had no impact on the Funds' total returns for the year ended October 31, 2017.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust & Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Trust's Forms N-Q and N-PORT are available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 1.877.628.2583. An investor should consider a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0314 06/19

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and

President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By: /s/ Joseph V. Amato
       Joseph V. Amato
       Chief Executive Officer and President

Date: July 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 3, 2019

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 3, 2019